UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

SELECT BANCORP, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)
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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which the transaction applies:

(2)
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(3)
Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
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(5)
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Proxy Statement	Prospectus

MERGER AND SHARE ISSUANCE PROPOSED — YOUR VOTE IS VERY IMPORTANT
Dear Shareholder:
On June 1, 2021 First Bancorp, a North Carolina corporation, and Select Bancorp, Inc., a North Carolina corporation (which we refer to as “Select”) entered into an Agreement and Plan of Merger and Reorganization (which we refer to as the “merger agreement”) that provides for the combination of First Bancorp and Select. Under the merger agreement, (i) Select will merge with and into First Bancorp (which we refer to as the “merger”), with First Bancorp continuing as the surviving corporation in the merger and (ii) immediately following the completion of the merger, Select Bank & Trust Company, a North Carolina chartered bank and a wholly-owned subsidiary of Select (which we refer to as “Select Bank”), will merge with and into First Bank, a North Carolina chartered bank and a wholly-owned subsidiary of First Bancorp (which we refer to as the “bank merger”), with First Bank being the surviving entity in the bank merger.
In the merger, each outstanding share of Select’s common stock, par value $1.00 per share (which we collectively refer to as “Select common stock”), except for specified shares of Select common stock owned by Select or First Bancorp, will be converted into the right to receive 0.408 shares (which we refer to as the “exchange ratio”) of First Bancorp’s common stock, no par value (which we refer to as “First Bancorp common stock”). First Bancorp will also assume the assets and liabilities of Select in the merger.
Although the number of shares of First Bancorp common stock that Select shareholders will be entitled to receive is fixed, the market value of the merger consideration will fluctuate with the market price of First Bancorp common stock and will not be known at the time Select shareholders and First Bancorp shareholders vote on the merger. Based on the $45.41 closing price of First Bancorp’s common stock on the NASDAQ Global Select Market (which we refer to as the “NASDAQ GSM”) on June 1, 2021, the last trading day before public announcement of the merger, the 0.408 exchange ratio represented approximately $18.53 in value for each share of Select common stock. Based on the $38.09 closing price of First Bancorp’s common stock on the NASDAQ GSM on July 22, 2021, the latest practicable trading day before the printing of this joint proxy statement/prospectus, the 0.408 exchange ratio represented approximately $15.54 in value for each share of Select common stock. Based on the 0.408 exchange ratio and the number of shares of Select common stock outstanding as of July 22, 2021 the maximum number of shares of First Bancorp common stock estimated to be issuable in the merger is 7,029,637. We urge you to obtain current market quotations for First Bancorp (trading symbol “FBNC”) and Select (trading symbol “SLCT”).
First Bancorp will hold a special meeting (which we refer to as the “First Bancorp special meeting”) of its shareholders in connection with the merger. At the First Bancorp special meeting, First Bancorp shareholders will be asked to vote to approve the merger agreement and related matters as described in this joint proxy statement/prospectus. Under North Carolina law, approval of the merger agreement requires the affirmative vote of a majority of the outstanding shares of First Bancorp common stock.
Select will hold a special meeting (which we refer to as the “Select special meeting”) of its shareholders in connection with the merger. At the Select special meeting, Select shareholders will be asked to vote to approve the merger agreement and related matters as described in this joint proxy statement/prospectus. Under North Carolina law, approval of the merger agreement requires the affirmative vote of a majority of the outstanding shares of Select common stock.
The First Bancorp special meeting will be held at First Bancorp’s headquarters, located at 300 SW Broad Street, Southern Pines, North Carolina 28387 on September 17, 2021, at 9:00 a.m. local time. The Select special meeting will be held at Select’s headquarters, located at 700 West Cumberland Street, Dunn, North Carolina 28334 on September 17, 2021, at 10:00 a.m. local time.
First Bancorp’s board of directors unanimously recommends that First Bancorp shareholders vote “FOR” the approval of the merger agreement and “FOR” the other matters to be considered at the First Bancorp special meeting.

Select’s board of directors unanimously recommends that Select shareholders vote “FOR” the approval of the merger agreement and “FOR” the other matters to be considered at the Select special meeting.
This joint proxy statement/prospectus describes the special meeting of First Bancorp, the special meeting of Select, the merger, the issuance of shares of First Bancorp common stock representing the merger consideration (which we refer to as the “First Bancorp share issuance”), the documents related to the merger, the bank merger and other related matters. Please carefully read this entire joint proxy statement/prospectus, including “Risk Factors,” beginning on page 14, for a discussion of the risks relating to the proposed merger and the First Bancorp share issuance. You also can obtain information about First Bancorp and Select from documents that each has filed with the Securities and Exchange Commission.
Richard H. Moore Chief Executive Officer First Bancorp	William L. Hedgepeth II President and Chief Executive Officer Select Bancorp, Inc.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued in the merger or passed upon the adequacy or accuracy of this joint proxy statement/prospectus. Any representation to the contrary is a criminal offense.
The securities to be issued in the merger are not savings or deposit accounts or other obligations of any bank or non-bank subsidiary of either First Bancorp or Select, and they are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.
The date of this joint proxy statement/prospectus is July 28, 2021, and it is first being mailed or otherwise delivered to the shareholders of First Bancorp and Select on or about July 28, 2021.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of First Bancorp:
First Bancorp will hold the First Bancorp special meeting at First Bancorp’s headquarters, located at 300 SW Broad Street, Southern Pines, North Carolina 28387 on September 17, 2021, at 9:00 a.m. local time to consider and vote upon the following matters:
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a proposal to approve the merger agreement and the merger, pursuant to which Select will merge with and into First Bancorp, each as more fully described in this joint proxy statement/prospectus (which we refer to as the “First Bancorp merger proposal”); and

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a proposal to adjourn the First Bancorp special meeting, if necessary or appropriate, to solicit additional proxies in favor of the First Bancorp merger proposal (which we refer to as the “First Bancorp adjournment proposal”).

We have fixed the close of business on July 19, 2021 as the record date for the First Bancorp special meeting (which we refer to as the “First Bancorp record date”). Only First Bancorp common shareholders of record at that time are entitled to notice of, and to vote at, the First Bancorp special meeting or any adjournment of the First Bancorp special meeting. First Bancorp has determined that shareholders of First Bancorp common stock are not entitled to appraisal rights with respect to the proposed merger under Article 13 of Chapter 55 of the North Carolina Business Corporation Act. Approval of the First Bancorp merger proposal requires the affirmative vote of a majority of the outstanding shares of First Bancorp common stock. The First Bancorp adjournment proposal will be approved if a majority of the votes cast by the holders of First Bancorp’s common stock at the First Bancorp special meeting are voted in favor of the adjournment proposal.
First Bancorp’s board of directors has unanimously approved the merger agreement, the merger and the First Bancorp share issuance, has determined that the merger agreement and the transactions contemplated thereby, including the merger and the First Bancorp share issuance, are advisable and in the best interests of First Bancorp and its shareholders, and unanimously recommends that First Bancorp shareholders vote “FOR” the First Bancorp merger proposal and “FOR” the First Bancorp adjournment proposal.
Your vote is very important.   We cannot complete the merger unless First Bancorp’s common shareholders approve the First Bancorp merger proposal.
Regardless of whether you plan to attend the First Bancorp special meeting, please vote as soon as possible. If you hold stock in your name as a shareholder of record of First Bancorp, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid return envelope. You may also vote through the Internet or by telephone. If you hold your stock in “street name” through a bank or broker, please follow the instructions on the voting instruction card furnished by the record holder.
This joint proxy statement/prospectus provides a detailed description of the First Bancorp special meeting, the merger, the First Bancorp share issuance, the documents related to the merger, the bank merger and other related matters. We urge you to read this entire joint proxy statement/prospectus, including any documents incorporated in the joint proxy statement/prospectus by reference, and its annexes carefully and in their entirety.
BY ORDER OF THE BOARD OF DIRECTORS,
Richard H. Moore Chief Executive Officer

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of Select:
Select will hold the Select special meeting at Select’s headquarters, located at 700 West Cumberland Street, Dunn, North Carolina 28334 on September 17, 2021, at 10:00 a.m. local time to consider and vote upon the following matters:
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a proposal to approve the merger agreement and the merger, pursuant to which Select will merge with and into First Bancorp, each as more fully described in this joint proxy statement/prospectus (which we refer to as the “Select merger proposal”);

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a proposal to approve, on an advisory (non-binding) basis, the compensation that certain executive officers of Select may receive in connection with the merger pursuant to existing agreements or arrangements with Select (which we refer to as the “Select merger-related compensation proposal”); and

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a proposal to adjourn the Select special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Select merger proposal (which we refer to as the “Select adjournment proposal”).

We have fixed the close of business on July 19, 2021 as the record date for the special meeting (which we refer to as the “Select record date”). Only Select common shareholders of record at that time are entitled to notice of, and to vote at, the Select special meeting, or any adjournment of the Select special meeting. Select has determined that shareholders of Select common stock are not entitled to appraisal rights with respect to the proposed merger under Article 13 of Chapter 55 of the North Carolina Business Corporation Act. Under North Carolina law, approval of the Select merger proposal requires the affirmative vote of a majority of the outstanding shares of Select common stock. For each of the Select merger-related compensation proposal and the Select adjournment proposal to be approved, the number of votes cast at the special meeting, in person or by proxy, in favor of such proposal must exceed the votes cast against such proposal.
Select’s board of directors has unanimously approved the merger agreement, has determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and in the best interests of Select and its shareholders, and unanimously recommends that Select shareholders vote “FOR” the Select merger proposal, “FOR” the Select merger-related compensation proposal and “FOR” the Select adjournment proposal.
Your vote is very important.   We cannot complete the merger unless Select’s common shareholders approve the Select merger proposal.
Regardless of whether you plan to attend the Select special meeting, please vote as soon as possible. If you hold stock in your name as a shareholder of record of Select, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid return envelope. You may also vote through the Internet or by telephone. If you hold your stock in “street name” through a bank or broker, please follow the instructions on the voting instruction card furnished by the record holder.
This joint proxy statement/prospectus provides a detailed description of the special meeting, the merger, the documents related to the merger, the bank merger and other related matters. We urge you to read the joint proxy statement/prospectus, including any documents incorporated in the joint proxy statement/prospectus by reference, and its annexes carefully and in their entirety.
BY ORDER OF THE BOARD OF DIRECTORS,
William L. Hedgepeth II President and Chief Executive Officer

REFERENCES TO ADDITIONAL INFORMATION
This joint proxy statement/prospectus incorporates important business and financial information about First Bancorp and Select from documents filed with the Securities and Exchange Commission (which we refer to as the “SEC”) that are not included in or delivered with this joint proxy statement/prospectus. You can obtain any of the documents filed with or furnished to the SEC by First Bancorp and/or Select at no cost from the SEC’s website at www.sec.gov. You may also request copies of these documents, including documents incorporated by reference in this joint proxy statement/prospectus, at no cost by contacting the relevant company at the following address:
First Bancorp 300 SW Broad Street Southern Pines, North Carolina 28387 (910) 246-2500	Select Bancorp, Inc. 700 West Cumberland Street Dunn, North Carolina 28334 (910) 892-7080
You will not be charged for any of these documents that you request. To obtain timely delivery of these documents, you must request them no later than five business days before the date of your meeting. This means that you must request documents by September 10, 2021, in order to receive them before your special meeting.
You should rely only on the information contained in, or incorporated by reference into, this document. No one has been authorized to provide you with information that is different from that contained in, or incorporated by reference into, this document. This document is dated July 28, 2021, and you should assume that the information in this document is accurate only as of such date. You should assume that the information incorporated by reference into this document is accurate as of the date of such document. Neither the mailing of this document to Select shareholders or First Bancorp shareholders nor the issuance by First Bancorp of shares of First Bancorp common stock in connection with the merger will create any implication to the contrary.
This document does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is unlawful to make any such offer or solicitation in such jurisdiction. Except where the context otherwise indicates, information contained in this document regarding Select has been provided by Select and information contained in this document regarding First Bancorp has been provided by First Bancorp.
See “Where You Can Find More Information” beginning on page 97 for more details.

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QUESTIONS AND ANSWERS
The following are some questions that you, as a First Bancorp shareholder or a Select shareholder, may have about the merger, the First Bancorp share issuance, the First Bancorp special meeting or the Select special meeting, as applicable, and brief answers to those questions. We urge you to read carefully the remainder of this joint proxy statement/prospectus because the information in this section does not provide all of the information that might be important to you with respect to the merger, the First Bancorp share issuance, the First Bancorp special meeting or the Select special meeting, as applicable. For details about where you can find additional important information, please see the section of this joint proxy statement/prospectus entitled “Where You Can Find More Information” beginning on page 97.
Unless the context otherwise requires, references in this joint proxy statement/prospectus to “First Bancorp” refer to First Bancorp, a North Carolina corporation, and its affiliates, and references to “Select” refer to Select Bancorp, Inc., a North Carolina corporation, and its affiliates.
Q:
What is the merger?

A:
First Bancorp and Select entered the merger agreement on June 1, 2021. The merger is the first step in a series of transactions to combine First Bancorp and Select, and their respective subsidiary banks, First Bank and Select Bank. The combined bank will be the largest community bank headquartered in North Carolina with approximately $9.6 billion in total assets and over 120 branches.

Under the merger agreement:
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Select will merge with and into First Bancorp, with First Bancorp continuing as the surviving corporation (which we refer to as the “merger”); and

•
Immediately following the completion of the merger, Select Bank will merge with and into First Bank, with First Bank being the surviving entity in such merger (which we refer to as the “bank merger”).

A copy of the merger agreement is included in this joint proxy statement/prospectus as Annex A.
The merger cannot be completed unless, among other things, First Bancorp shareholders approve the First Bancorp merger proposal and Select shareholders approve the Select merger proposal.
Q:
Why am I receiving this joint proxy statement/prospectus?

A:
We are delivering this document to you because it is a joint proxy statement being used by both the First Bancorp board of directors (which we refer to as the “First Bancorp board”) and the Select board of directors (which we refer to as the “Select board”) to solicit proxies from their respective shareholders in connection with approval of the merger and related matters.

First Bancorp has called the First Bancorp special meeting and Select has called the Select special meeting in order to approve the merger. This document serves as a joint proxy statement for the First Bancorp special meeting and the Select special meeting and describes the proposals to be presented at each special meeting.
In addition, this document is also a prospectus that is being delivered to Select shareholders because First Bancorp is offering shares of its common stock to Select shareholders in connection with the merger (which we refer to as the “First Bancorp share issuance”). It also constitutes a notice of special meeting with respect to the First Bancorp special meeting and the Select special meeting.
This joint proxy statement/prospectus contains important information about the merger, the First Bancorp share issuance and the other proposals being voted on at the First Bancorp special meeting and the Select special meeting. You should read it carefully and in its entirety. The enclosed materials allow you to have your shares voted by proxy without attending your special meeting. Your vote is important. We encourage you to submit your proxy as soon as possible.

Q:
In addition to the First Bancorp merger proposal, what else are First Bancorp shareholders being asked to vote on?

A:
In addition to the First Bancorp merger proposal, First Bancorp is soliciting proxies from its shareholders with respect to a proposal to adjourn the First Bancorp special meeting, if necessary or appropriate, to solicit additional proxies in favor of the First Bancorp merger proposal. Completion of the merger is not conditioned upon approval of the First Bancorp adjournment proposal.

Q:
In addition to the Select merger proposal, what else are Select shareholders being asked to vote on?

A:
In addition to the Select merger proposal, Select is soliciting proxies from its shareholders with respect to a proposal to approve, on an advisory (non-binding) basis, the compensation that certain executive officers of Select may receive in connection with the merger pursuant to agreements or arrangements with Select and a proposal to adjourn the Select special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Select merger proposal. Completion of the merger is not conditioned upon approval of the Select merger-related compensation proposal or the Select adjournment proposal.

Q:
What will Select shareholders be entitled to receive in the merger?

A:
If the merger is completed, each share of Select common stock, except for certain shares of Select common stock owned by Select or First Bancorp will be converted into the right for each Select shareholder to receive a number of shares of First Bancorp common stock equal to the 0.408 exchange ratio multiplied by the number of such shares of Select common stock held by such Select shareholder immediately prior to the effective time of the merger (which we refer to as the “effective time”). First Bancorp will not issue any fractional shares of First Bancorp common stock in the merger. Select shareholders who would otherwise be entitled to a fractional share of First Bancorp common stock upon the completion of the merger will instead be entitled to receive an amount in cash (rounded to the nearest cent) based on $44.12 per share of First Bancorp common stock.

Q:
What will First Bancorp shareholders be entitled to receive in the merger?

A:
First Bancorp shareholders will not be entitled to receive any merger consideration and will continue to hold the shares of First Bancorp common stock that they held immediately prior to the completion of the merger.

Q:
How will the merger affect Select stock options?

A:
At the effective time, any unvested options to purchase shares of Select common stock will accelerate under applicable change in control provisions in Select’s 2004 Incentive Stock Option Plan, 2008 Omnibus Stock Ownership and Long Term Incentive Plan, 2010 Omnibus Stock Incentive Plan and 2018 Omnibus Stock Incentive Plan (which we refer to as the “Select Option Plans”) and each outstanding and unexercised stock option will be cancelled in exchange for the right to receive a single lump sum cash payment equal to the product obtained by multiplying (i) the number of shares of Select common stock subject to such option, by (ii) $18.00 less the exercise price per share of such option, less any applicable withholding taxes.

Q:
Will the value of the merger consideration change between the date of this joint proxy statement/prospectus and the time the merger is completed?

A:
Although the number of shares of First Bancorp common stock that Select shareholders will be entitled to receive is fixed, the value of the merger consideration will fluctuate between the date of this joint proxy statement/prospectus and the completion of the merger based upon the market value for First Bancorp common stock. Any fluctuation in the market price of First Bancorp common stock after the date of this joint proxy statement/prospectus will change the value of the shares of First Bancorp common stock that Select shareholders will be entitled to receive.

Q:
How does the First Bancorp board recommend that I vote at the First Bancorp special meeting?

A:
The First Bancorp board unanimously recommends that you vote “FOR” the First Bancorp merger proposal and “FOR” the First Bancorp adjournment proposal.

v

Q:
How does the Select board recommend that I vote at the Select special meeting?

A:
The Select board unanimously recommends that you vote “FOR” the Select merger proposal, “FOR” the Select merger-related compensation proposal and “FOR” the Select adjournment proposal.

Q:
When and where are the meetings?

A:
The First Bancorp special meeting will be held at First Bancorp’s headquarters, located at 300 SW Broad Street, Southern Pines, North Carolina 28387 on September 17, 2021, at 9:00 a.m. local time.

The Select special meeting will be held at Select’s headquarters, located at 700 West Cumberland Street, Dunn, North Carolina 28334 on September 17, 2021, at 10:00 a.m. local time.
Q:
What do I need to do now?

A:
After you have carefully read this entire joint proxy statement/prospectus and have decided how you wish to vote your shares, please vote your shares promptly so that your shares are represented and voted at your special meeting. If you hold your shares in your name as a shareholder of record, you must complete, sign, date and mail your proxy card in the enclosed postage-paid return envelope as soon as possible. Alternatively, you may vote through the Internet or by telephone. Information and applicable deadlines for voting through the Internet or by telephone are set forth in the enclosed proxy card instructions. If you hold your shares in “street name” through a bank or broker, you must direct your bank or broker how to vote in accordance with the instructions you have received from your bank or broker. “Street name” shareholders who wish to vote in person at their special meeting will need to obtain a legal proxy from the institution that holds their shares.

Q:
What constitutes a quorum for the First Bancorp special meeting?

A:
The presence at the First Bancorp special meeting, in person or by proxy, of holders representing at least a majority of the outstanding shares of First Bancorp common stock entitled to be voted at the First Bancorp special meeting will constitute a quorum for the transaction of business at the First Bancorp special meeting. Once a share is represented for any purpose at the First Bancorp special meeting, it is deemed present for quorum purposes for the remainder of the First Bancorp special meeting or for any adjournment(s) thereof. Abstentions and broker non-votes, if any, will be included in determining the number of shares present at the meeting for the purpose of determining the presence of a quorum.

Q:
What constitutes a quorum for the Select special meeting?

A:
The presence at the Select special meeting, in person or by proxy, of holders representing at least a majority of the issued and outstanding shares of Select common stock entitled to be voted at the Select special meeting will constitute a quorum for the transaction of business at the Select special meeting. Once a share is represented for any purpose at the Select special meeting, it is deemed present for quorum purposes for the remainder of the Select special meeting or for any adjournment(s) thereof. Abstentions and broker non-votes, if any, will be included in determining the number of shares present at the meeting for the purpose of determining the presence of a quorum.

Q:
What is the vote required to approve each proposal at the First Bancorp special meeting?

A:
First Bancorp merger proposal:

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Standard:   Approval of the First Bancorp merger proposal requires the affirmative vote of a majority of the outstanding shares of First Bancorp common stock.

•
Effect of abstentions and broker non-votes:   If you mark “ABSTAIN” on your proxy, fail to submit a proxy or vote in person at the First Bancorp special meeting, or fail to instruct your bank or broker how to vote with respect to the First Bancorp merger proposal, it will have the same effect as a vote “AGAINST” the First Bancorp merger proposal.

First Bancorp adjournment proposal:
•
Standard:   The First Bancorp adjournment proposal will be approved if a majority of the votes cast on such proposal at the First Bancorp special meeting are voted in favor of such proposal.

•
Effect of abstentions and broker non-votes:   If you mark “ABSTAIN” on your proxy card, fail to submit a proxy or vote in person at the First Bancorp special meeting or fail to instruct your bank or broker how to vote with respect to the First Bancorp adjournment proposal, it will have no effect on such proposal.

Q:
What is the vote required to approve each proposal at the Select special meeting?

A:
Select merger proposal:

•
Standard:   Approval of the Select merger proposal requires the affirmative vote of a majority of the outstanding shares of Select common stock.

•
Effect of abstentions and broker non-votes:   If you mark “ABSTAIN” on your proxy, fail to submit a proxy or vote in person at the Select special meeting, or fail to instruct your bank or broker how to vote with respect to the Select merger proposal, it will have the same effect as a vote “AGAINST” the Select merger proposal.

Select merger-related compensation proposal:
•
Standard:   The Select merger-related compensation proposal will be approved if a majority of the votes cast on such proposal at the Select special meeting are voted in favor of such proposal.

•
Effect of abstentions and broker non-votes:   If you mark “ABSTAIN” on your proxy card, fail to submit a proxy or vote in person at the Select special meeting or fail to instruct your bank or broker how to vote with respect to the Select merger-related compensation proposal, it will have no effect on such proposal.

Select adjournment proposal:
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Standard:   The Select adjournment proposal will be approved if the votes cast at the special meeting, in person or by proxy, in favor of the proposal exceed the votes cast against the proposal.

•
Effect of abstentions and broker non-votes:   If you mark “ABSTAIN” on your proxy card, fail to submit a proxy or vote in person at the Select special meeting or fail to instruct your bank or broker how to vote with respect to the Select adjournment proposal, it will have no effect on such proposal.

Q:
Why is my vote important?

A:
If you do not vote, it will be more difficult for First Bancorp or Select to obtain the necessary quorum to hold their respective special meetings. In addition, your failure to submit a proxy or vote in person, or failure to instruct your bank or broker how to vote, or abstention with respect to the First Bancorp merger proposal or the Select merger proposal will have the same effect as a vote “AGAINST” approval of the merger agreement by the First Bancorp shareholders or by the Select shareholders, as applicable. The Select merger proposal must be approved by the affirmative vote of at least a majority of the outstanding shares of Select common stock. The First Bancorp merger proposal must be approved by the affirmative vote of at least a majority of the outstanding shares of First Bancorp common stock. The First Bancorp board unanimously recommends that the First Bancorp shareholders vote “FOR” the First Bancorp merger proposal, and the Select board unanimously recommends that the Select shareholders vote “FOR” the Select merger proposal.

Q:
If my shares of common stock are held in “street name” by my bank or broker, will my bank or broker automatically vote my shares for me?

A:
No.   Your bank or broker cannot vote your shares without instructions from you. You should instruct your bank or broker how to vote your shares in accordance with the instructions provided to you. Please check the voting form used by your bank or broker.

Q:
Can I attend the meeting and vote my shares in person?

A:
Yes.   All shareholders of First Bancorp and Select, including shareholders of record and shareholders who hold their shares “in street name” through a bank or a broker, are invited to attend their respective special meetings. Holders of record of First Bancorp and Select common stock can vote in person at the

First Bancorp special meeting and Select special meeting, respectively. If you are not a shareholder of record, you must obtain a proxy card, executed in your favor, from the record holder of your shares, such as a bank or a broker, to be able to vote in person at your meeting. If you plan to attend your meeting, you must hold your shares in your own name or have a letter from the record holder of your shares confirming your ownership. In addition, you must bring a form of personal photo identification with you in order to be admitted to the special meetings. First Bancorp and Select reserve the right to refuse admittance to anyone without proper proof of share ownership or without proper photo identification. The use of cameras, sound recording equipment, communications devices or any similar equipment during the special meetings is prohibited without First Bancorp’s or Select’s express written consent, respectively.
Q:
Can I change my vote?

A:
First Bancorp shareholders:   Yes. If you are a holder of record of First Bancorp common stock, you may change your vote or revoke any proxy at any time before it is voted by (i) signing and returning a proxy card with a later date, (ii) delivering a written revocation letter to First Bancorp’s corporate secretary, (iii) attending the First Bancorp special meeting in person, notifying the corporate secretary and voting by ballot at the First Bancorp special meeting or (iv) voting by telephone or the Internet at a later time. Attendance at the First Bancorp special meeting will not automatically revoke your proxy. A revocation or later-dated proxy received by First Bancorp after the vote will not affect the vote. First Bancorp’s corporate secretary’s mailing address is: Corporate Secretary, First Bancorp, 300 SW Broad Street, Southern Pines, North Carolina 28387.

Select shareholders:   Yes. If you are a holder of record of Select common stock, you may change your vote or revoke any proxy at any time before it is voted by (i) signing and returning a proxy card with a later date, (ii) delivering a written revocation letter to Select’s corporate secretary, (iii) attending the Select special meeting in person, notifying the corporate secretary and voting by ballot at the Select special meeting or (iv) voting by telephone or the Internet at a later time. Attendance at the Select special meeting by itself will not automatically revoke your proxy. A revocation or later-dated proxy received by Select after the vote will not affect the vote. Select’s corporate secretary’s mailing address is: Corporate Secretary, Select Bancorp, Inc., 700 W. Cumberland Street, Dunn, North Carolina 28334.
If you hold your shares of First Bancorp common stock or Select common stock in “street name” through a bank or broker, you should contact your bank or broker to change your vote or revoke your proxy.
Q:
Will First Bancorp be required to submit the First Bancorp merger proposal to its shareholders even if the First Bancorp board has withdrawn, modified or qualified its recommendation?

A:
Yes.   Unless the merger agreement is terminated before the First Bancorp special meeting, First Bancorp is required to submit the First Bancorp merger proposal to its shareholders even if the First Bancorp board has withdrawn, modified or qualified its recommendation.

Q:
Will Select be required to submit the Select merger proposal to its shareholders even if the Select board has withdrawn, modified or qualified its recommendation?

A:
Yes.   Unless the merger agreement is terminated before the Select special meeting, Select is required to submit the Select merger proposal to its shareholders even if the Select board has withdrawn, modified or qualified its recommendation.

Q:
What are the U.S. federal income tax consequences of the merger to Select shareholders?

A:
Holders of Select common stock are not expected to recognize gain or loss for U.S. federal income tax purposes on the exchange of their Select common stock for First Bancorp common stock in the merger, except with respect to any cash received in lieu of fractional shares of First Bancorp common stock. The obligations of Select and First Bancorp to complete the merger are subject to, among other conditions described in this joint proxy statement/prospectus, the receipt by each of Select and First Bancorp of the opinion of First Bancorp’s legal counsel or tax accounting firm to the effect that the merger will be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (which we refer to as the “Code”).
You should read the section of this joint proxy statement/prospectus entitled “U.S. Federal Income Tax Consequences of the Merger” beginning on page 82 for a more complete discussion of the U.S. federal income tax consequences of the merger. Tax matters can be complicated and the tax consequences of the merger to you will depend on your particular tax situation. You should consult your tax advisor to determine the tax consequences of the merger to you.
Q:
Are Select shareholders and/or First Bancorp shareholders entitled to dissenters’ or appraisal rights?

A:
No, neither Select shareholders nor First Bancorp shareholders are expected to be entitled to dissenters’ or appraisal rights in connection with the merger. For further information, see “The Merger — Dissenters’ Rights in the Merger” beginning on page 70.

Q:
If I am a Select shareholder, should I send in my Select stock certificates now?

A:
No.   Please do not send in your Select stock certificates with your proxy. After the merger, an exchange agent will send you instructions for exchanging Select stock certificates for the merger consideration. See “The Merger Agreement — Surrender of Certificates” beginning on page 76.

Q:
What should I do if I hold my shares of Select common stock in book-entry form?

A:
You are not required to take any special additional actions if your shares of Select common stock are held in book-entry form. After the completion of the merger, shares of Select common stock held in book-entry form will automatically be exchanged for shares of First Bancorp common stock in book-entry form and cash to be paid in exchange for fractional shares, if any.

Q:
Whom may I contact if I cannot locate my Select stock certificate(s)?

A:
If you are unable to locate your original Select stock certificate(s), you should contact Computershare Trust Company, N.A., Select’s transfer agent, at (800) 522-6645.

Q:
What should I do if I receive more than one set of voting materials?

A:
First Bancorp shareholders and Select shareholders may receive more than one set of voting materials, including multiple copies of this joint proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold shares of First Bancorp and/or Select common stock in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold such shares. If you are a holder of record of First Bancorp common stock or Select common stock and your shares are registered in more than one name, you will receive more than one proxy card. In addition, if you are a holder of both First Bancorp common stock and Select common stock, you will receive one or more separate proxy cards or voting instruction cards for each company. Please complete, sign, date and return each proxy card and voting instruction card that you receive or otherwise follow the voting instructions set forth in this joint proxy statement/prospectus to ensure that you vote every share of First Bancorp common stock and/or Select common stock that you own.

Q:
When do you expect to complete the merger?

A:
First Bancorp and Select currently expect to complete the merger in the fourth quarter of 2021. However, neither First Bancorp nor Select can assure you of when or if the merger will be completed. First Bancorp must obtain the approval of First Bancorp shareholders for the First Bancorp merger proposal, Select must obtain the approval of Select shareholders for the Select merger proposal, and the parties must obtain necessary regulatory approvals and satisfy certain other customary closing conditions.

Q:
What happens if the merger is not completed?

A:
If the merger is not completed, Select shareholders will not receive any consideration for their shares in connection with the merger. Instead, Select will remain an independent public company and its common stock will continue to be listed and traded on the NASDAQ Global Market (which we refer to as the “NASDAQ GM”). In addition, if the merger agreement is terminated in certain circumstances, a termination fee may be required to be paid by Select. For a more detailed discussion of the circumstances under which a termination fee will be required to be paid, please see the section of this joint proxy statement/prospectus entitled “The Merger Agreement — Termination and Conditions of Closing” beginning on page 75.
Q:
Whom should I call with questions?

A:
First Bancorp shareholders:   If you have any questions concerning the merger or this joint proxy statement/prospectus, would like additional copies of this joint proxy statement/prospectus or need help voting your shares of First Bancorp common stock, please contact Elizabeth B. Bostian, Executive Vice President and Corporate Secretary of First Bancorp, at (910) 246-2500 or First Bancorp’s proxy solicitor, Georgeson LLC, at 1290 Avenue of the Americas, 9th Floor, New York, New York 10104 , or toll-free at (866) 821-2550.

Select shareholders:   If you have any questions concerning the merger or this joint proxy statement/prospectus, please contact Mark A. Jeffries, Executive Vice President and Chief Financial Officer of Select, at (910) 897-3603. If you would like additional copies of this joint proxy statement/prospectus or need help voting your shares of Select common stock, please contact Brenda B. Bonner, Vice President and Corporate Secretary of Select Bank, at (910) 897-3664. Alternatively, you may contact Select’s proxy solicitor, Georgeson LLC, at 1290 Avenue of the Americas, 9th Floor, New York, New York 10104, or toll-free at (888) 642-8066.

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SUMMARY
This summary highlights selected information from this joint proxy statement/prospectus. It may not contain all of the information that is important to you. We urge you to read carefully the entire joint proxy statement/prospectus, including the annexes, and the other documents to which we refer in order to fully understand the merger. See “Where You Can Find More Information” beginning on page 97. Each item in this summary refers to the page of this joint proxy statement/prospectus on which that subject is discussed in more detail.
In the Merger, Select Common Shareholders will be Entitled to Receive Shares of First Bancorp Common Stock (page 72)
First Bancorp and Select are proposing a strategic merger. If the merger is completed, Select common shareholders will be entitled to receive 0.408 shares of First Bancorp common stock for each share of Select common stock they hold immediately prior to the merger. First Bancorp will not issue any fractional shares of First Bancorp common stock in the merger. Select shareholders who would otherwise be entitled to a fraction of a share of First Bancorp common stock upon the completion of the merger will instead be entitled to receive an amount in cash, rounded to the nearest whole cent, determined by multiplying the fraction of a share (rounded to the nearest thousandth when expressed as a decimal form) of First Bancorp common stock to which the holder would otherwise be entitled by $44.12.
First Bancorp common stock is listed on the NASDAQ GSM under the symbol “FBNC” and Select common stock is listed on the NASDAQ GM under the symbol “SLCT.” The following table shows the closing sale prices of First Bancorp common stock and Select common stock as reported on the NASDAQ GSM and the NASDAQ GM, respectively, on June 1, 2021, the last full trading day before the public announcement of the merger agreement, and on July 22, 2021 the last practicable trading day before the printing of this joint proxy statement/prospectus. This table also shows the implied value of the merger consideration payable for each share of Select common stock, which was calculated by multiplying the closing price of First Bancorp common stock on those dates by the exchange ratio of 0.408.
	First Bancorp Common Stock	Select Common Stock	Implied Value of One Share of Select Common Stock
June 1, 2021	$45.41	$14.32	$18.53
July 22, 2021	$38.09	$15.05	$15.54
The merger agreement governs the merger. The merger agreement is included in this joint proxy statement/prospectus as Annex A. All descriptions in this summary and elsewhere in this joint proxy statement/prospectus of the terms and conditions of the merger are qualified by reference to the merger agreement. Please read the merger agreement carefully for a more complete understanding of the merger.
The First Bancorp Board Unanimously Recommends that First Bancorp Shareholders Vote “FOR” the First Bancorp Merger Proposal and the Other Proposal Presented at the First Bancorp Special Meeting (page 53)
The First Bancorp board has determined that the merger, the merger agreement and the transactions contemplated by the merger agreement, including the First Bancorp share issuance, are advisable and in the best interests of First Bancorp and its shareholders and has unanimously approved the merger agreement. The First Bancorp board unanimously recommends that First Bancorp shareholders vote “FOR” the First Bancorp merger proposal and “FOR” the other proposal presented at the First Bancorp special meeting. For the factors considered by the First Bancorp board in reaching its decision to approve the merger agreement, see the section of this joint proxy statement/prospectus entitled “The Merger — First Bancorp’s Reasons for the Merger; Recommendation of the First Bancorp Board” beginning on page 53.
The Select Board Unanimously Recommends that Select Shareholders Vote “FOR” the Select Merger Proposal and the Other Proposals Presented at the Select Special Meeting (page 43)
The Select board has determined that the merger, the merger agreement and the transactions contemplated by the merger agreement are advisable and in the best interests of Select and its shareholders and has unanimously approved the merger agreement. The Select board unanimously recommends that Select shareholders vote “FOR” the Select merger proposal and “FOR” the other proposals presented at the Select special meeting. For the factors considered by the Select board in reaching its decision to approve the merger agreement, see the section of this joint proxy statement/prospectus entitled “The Merger — Select’s Reasons for the Merger; Recommendation of the Select Board” beginning on page 43.
Support Agreements
As of the Select record date, directors and executive officers of Select and their affiliates beneficially owned and were entitled to vote 2,315,606 shares of Select common stock, representing 13.43% of the shares of Select common stock outstanding on that date. All of the directors and executive officers of Select have agreed to vote their shares in favor of the merger agreement and not sell or otherwise dispose their shares, except with the prior approval of First Bancorp; provided that such support agreements terminate at the effective time of the merger, in the event that the merger agreement is terminated in accordance with its terms or in the event the Select board withdraws its recommendation in favor of the merger or approves or recommends an acquisition proposal from another party. For more information regarding the support agreements, see the section of this joint proxy statement/prospectus entitled “The Merger Agreement — Support Agreements” beginning on page 80.
Opinion of Select’s Financial Advisor (page 45 and Annex B)
At a meeting of the Select board held on May 28, 2021, representatives of Raymond James & Associates, Inc. (which we refer to as “Raymond James”) rendered Raymond James’s opinion, as of such date, that, based upon and subject to the qualifications, assumptions and other matters set forth in its written opinion, the right to receive 0.408 of a share of First Bancorp common stock (which we refer to as the “merger consideration”) for each share of Select common stock in the merger pursuant to the merger agreement was fair, from a financial point of view, to the holders of Select common stock (other than extinguished shares). The full text of the written opinion of Raymond James, dated May 28, 2021, which sets forth, among other things, the various qualifications, assumptions and limitations on the scope of the review undertaken, is attached as Annex B to this joint proxy statement/prospectus. Raymond James provided its opinion for the information and assistance of the Select board (solely in its capacity as such) in connection with, and for purposes of, its consideration of the merger and its opinion only addresses whether the merger consideration to be received by the holders of the Select common stock (other than extinguished shares) in the merger pursuant to the merger agreement was fair, from a financial point of view, to such holders. The opinion of Raymond James did not address any other term or aspect of the merger agreement or the merger contemplated thereby. The Raymond James opinion does not constitute a recommendation to the Select board or any holder of Select common stock as to how the board, such shareholder or any other person should vote or otherwise act with respect to the merger or any other matter. For a further discussion of Raymond James’s opinion, see the section of this joint proxy statement/prospectus entitled “The Merger — Opinion of Select’s Financial Advisor” beginning on page 45.
Opinion of First Bancorp’s Financial Advisor (page 54 and Annex C)
In connection with the merger, First Bancorp’s financial advisor, Keefe, Bruyette & Woods, Inc. (which we refer to as “KBW”) delivered a written opinion, dated June 1, 2021, to the First Bancorp board as to the fairness, from a financial point of view and as of the date of the opinion, to First Bancorp of the exchange ratio in the merger. The full text of KBW’s opinion, which describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW in preparing the opinion, is attached as Annex C to this joint proxy statement/prospectus. The opinion was for the information of, and was directed to, the First Bancorp board (in its capacity as such) in connection with its consideration of the financial terms of the merger. The opinion did not address the underlying business decision of First Bancorp to engage in the merger or enter into the merger agreement or constitute a recommendation to the First Bancorp board in connection with the merger, and it does not constitute a recommendation to any holder of First Bancorp common stock or any shareholder of any other entity as to how to vote in connection with the First Bancorp share issuance, the merger or any other matter. For a further discussion of KBW’s opinion, see the section of this joint proxy statement/prospectus entitled “The Merger — Opinion of First Bancorp’s Financial Advisor” beginning on page 54.

What Holders of Select Stock Options will be Entitled to Receive (page 68)
At the effective time, any unvested options to purchase shares of Select common stock will accelerate under applicable change in control provisions in the Select Option Plans and each outstanding and unexercised stock option will be cancelled in exchange for the right to receive a single lump sum cash payment equal to the product obtained by multiplying (i) the number of shares of Select common stock subject to such option, by (ii) $18.00 less the exercise price per share of such option, less any applicable withholding taxes.
How the Select TRUPS will be Treated (page 72)
In 2004, Select issued $12.4 million in subordinated debentures in connection with the issuance of trust preferred securities by its trust subsidiary, New Century Statutory Trust I (which we refer to as the “Select TRUPS”). Immediately prior to and contingent upon the occurrence of the closing, First Bancorp will assume the Select TRUPS, in each case, in accordance with the terms, documents and agreements related thereto.
First Bancorp Will Hold the First Bancorp Special Meeting on September 17, 2021 (page 35)
The First Bancorp special meeting will be held on September 17, 2021, at 9:00 a.m., at First Bancorp’s headquarters, located at 300 SW Broad Street, Southern Pines, North Carolina 28387. At the First Bancorp special meeting, First Bancorp shareholders will be asked to approve the First Bancorp merger proposal and approve the First Bancorp adjournment proposal.
Only holders of record of First Bancorp common stock at the close of business on July 19, 2021, the First Bancorp record date, will be entitled to vote at the First Bancorp special meeting. Each share of First Bancorp common stock is entitled to one vote on each proposal to be considered at the First Bancorp special meeting. As of the First Bancorp record date, there were 28,468,856 shares of First Bancorp common stock entitled to vote at the First Bancorp special meeting.
As of the First Bancorp record date, the directors and executive officers of First Bancorp and their affiliates beneficially owned and were entitled to vote approximately 570,531 shares of First Bancorp common stock representing approximately 2.00% of the shares of First Bancorp common stock outstanding on that date.
To approve the First Bancorp merger proposal, at least a majority of the outstanding shares of First Bancorp common stock must be voted in favor of such proposal. If you mark “ABSTAIN” on your proxy, fail to submit a proxy or vote in person at the First Bancorp special meeting, or fail to instruct your bank or broker how to vote with respect to the First Bancorp merger proposal, it will have the same effect as a vote “AGAINST” the proposal.
The First Bancorp adjournment proposal will be approved if a majority of the votes cast by the holders of First Bancorp’s common stock at the First Bancorp special meeting are voted in favor of such proposal. If you mark “ABSTAIN” on your proxy, fail to submit a proxy or vote in person at the First Bancorp special meeting or fail to instruct your bank or broker how to vote with respect to the First Bancorp adjournment proposal, it will have no effect on the proposal.
Select Will Hold the Select Special Meeting on September 17, 2021 (page 31)
The Select special meeting will be held on September 17, 2021, at 10:00 a.m. local time, at Select’s headquarters, located at 700 West Cumberland Street, Dunn, North Carolina 28334. At the Select special meeting, Select shareholders will be asked to approve the Select merger proposal, approve the Select merger-related compensation proposal and approve the Select adjournment proposal.
Only holders of record of Select common stock at the close of business on July 19, 2021, the Select record date, will be entitled to vote at the Select special meeting. Each share of Select common stock is entitled to one vote on each proposal to be considered at the Select special meeting. As of the Select record date, there were 17,229,504 shares of Select common stock entitled to vote at the Select special meeting.

As of the Select record date, the directors and executive officers of Select and their affiliates beneficially owned and were entitled to vote approximately 2,315,606 shares of Select common stock representing approximately 13.43% of the shares of Select common stock outstanding on that date.
Each of the directors and executive officers of Select has entered into separate support agreements with First Bancorp, solely in his or her capacity as a Select shareholder, pursuant to which they have agreed to vote in favor the Select merger proposal and against alternative transactions.
To approve the Select merger proposal, at least a majority of the outstanding shares of Select common stock must be voted in favor of such proposal. If you mark “ABSTAIN” on your proxy, fail to submit a proxy or vote in person at the Select special meeting, or fail to instruct your bank or broker how to vote with respect to the Select merger proposal, it will have the same effect as a vote “AGAINST” the proposal.
The Select merger-related compensation proposal and the Select adjournment proposal will each be approved if the votes cast at the special meeting, in person or by proxy, in favor of such proposal exceed the votes cast against the proposal. If you mark “ABSTAIN” on your proxy, fail to submit a proxy or vote in person at the Select special meeting or fail to instruct your bank or broker how to vote with respect to either such proposal, it will have no effect on the Select merger-related compensation proposal or the Select adjournment proposal.
U.S. Federal Income Tax Consequences of the Merger (page 82)
Holders of Select common stock are not expected to recognize gain or loss for U.S. federal income tax purposes on the exchange of their Select common stock for First Bancorp common stock in the merger, except with respect to any cash received in lieu of fractional shares of First Bancorp common stock. The obligations of Select and First Bancorp to complete the merger are subject to, among other conditions described in this joint proxy statement/prospectus, the receipt by each of Select and First Bancorp of the opinion of First Bancorp’s legal counsel or tax accounting firm to the effect that the merger will be treated as a “reorganization” within the meaning of Section 368(a) of the Code.
You should read the section of this joint proxy statement/prospectus entitled “U.S. Federal Income Tax Consequences of the Merger” beginning on page 82 for a more complete discussion of the U.S. federal income tax consequences of the merger. Tax matters can be complicated and the tax consequences of the merger to you will depend on your particular tax situation. You should consult your tax advisor to determine the tax consequences of the merger to you.
Select’s Officers and Directors Have Financial Interests in the Merger that Differ from Your Interests (page 65)
Select’s shareholders should be aware that Select’s directors and executive officers have interests in the merger and have arrangements that are different from, or in addition to, those of Select shareholders generally. The Select board was aware of these interests and considered these interests, among other matters, when making its decision to approve the merger agreement, and in recommending that Select shareholders vote in favor of approving the Select merger proposal.
The material interests considered by the Select board were as follows:
•
The terms of the stock option awards held by Select directors and executive officers provide for accelerated vesting of the awards following a change in control, such as the merger.

•
All stock option awards held by Select directors and executive officers, whether vested or unvested, that are outstanding and unexercised as of immediately prior to the effective time of the merger will be cancelled in exchange for the right to receive a single lump sum cash payment equal to the product obtained by multiplying (i) the number of shares of Select common stock subject to such option, by (ii) $18.00 less the exercise price per share of such option, less any applicable withholding taxes.

•
Select previously entered into employment agreements with its named executive officers, which entitle each of them to certain payments and benefits upon a qualifying termination in connection with a change in control, such as the merger.

•
Select Bank previously entered into Supplemental Executive Retirement Plan (“SERP”) agreements with William L. Hedgepeth II, President and Chief Executive Officer of Select and Select Bank, and Lynn H. Johnson, Executive Vice President and Chief Operating Officer of Select and Select Bank. Pursuant to such agreements, the executives will become 100% vested upon a change in control, such as the merger, and benefit payments will be made thereunder in connection with the merger.

•
In connection with the execution of the merger agreement, First Bancorp and First Bank entered into an employment agreement and a consulting agreement with each of Mr. Hedgepeth and Ms. Johnson, which entitle them to receive salaries and other benefits during the term of their respective employment agreements and consulting fees during the term of their respective consulting agreements.

•
Two Select directors, to be designated by the Select board and approved by the First Bancorp board, will join the boards of First Bancorp and First Bank upon completion of the merger. Members of the First Bancorp board are expected to receive compensation consistent with the compensation paid to current non-employee directors of First Bancorp, as described in the definitive proxy statement for First Bancorp’s 2021 annual meeting of shareholders, which was filed with the SEC on March 23, 2021, and is incorporated by reference into this joint proxy statement/prospectus. For 2021, such compensation included an annual cash retainer fee of $32,000 and a grant of shares of First Bancorp common stock with a value of approximately $32,000.

Subject to the assumptions and limitations discussed in this section and in this joint proxy statement/prospectus under the section “The Merger — Merger-Related Compensation for Select’s Named Executive Officers,” and assuming the effective time of the merger occurs on November 30, 2021, the aggregate value of the benefits and amounts that would be received by Select’s named executive officers as a consequence of the merger is approximately $5.6 million. Of this amount, each of Select’s executive officers would be entitled to receive the following approximate amounts, which amounts include cash payments expected to be received by such officers upon the cancellation of stock options held by such officers: William L. Hedgepeth II — $2,233,747; Lynn H. Johnson — $1,085,294; Mark A. Jeffries — $742,807; W. Keith Betts — $743,048; and D. Richard Tobin, Jr. — $781,903. For a more complete description of these interests, see the section of this joint proxy statement/prospectus entitled “The Merger — Interests of Select’s Directors and Executive Officers in the Merger” beginning on page 65.
Neither First Bancorp Shareholders nor Select Shareholders Are Expected To Be Entitled To Assert Dissenters’ Rights (page 70)
Under the North Carolina Business Corporation Act (which we refer to as the “NCBCA”), which is the law under which each of First Bancorp and Select is incorporated, neither the First Bancorp shareholders nor the Select shareholders will be entitled to any appraisal rights or dissenters’ rights in connection with the merger. For more information, see the section of this joint proxy statement/prospectus entitled “The Merger — Dissenters’ Rights in the Merger” beginning on page 70.
Conditions that Must Be Satisfied or Waived for the Merger To Occur (page 75)
Currently, Select and First Bancorp expect to complete the merger in the fourth quarter of 2021. As more fully described in this joint proxy statement/prospectus and in the merger agreement, the completion of the merger depends on a number of conditions being satisfied or, where legally permissible, waived. These conditions include (i) approval of the merger agreement by Select’s shareholders and First Bancorp’s shareholders, (ii) authorization for listing on the NASDAQ GSM of the shares of First Bancorp common stock to be issued in the merger, (iii) the receipt of required regulatory approvals, including the approval of the Board of Governors of the Federal Reserve System (which we refer to as the “Federal Reserve Board”) and the Office of the Commissioner of Banks of the State of North Carolina (which we refer to as the “NC Commissioner”), (iv) effectiveness of the registration statement of which this joint proxy statement/prospectus is a part, (v) the absence of any order, injunction or other legal restraint preventing the completion of the merger or making the completion of the merger illegal, (vi) subject to the materiality standards provided in the merger agreement, the accuracy of the representations and warranties of First Bancorp and Select in the merger agreement, (vii) performance in all material respects by each of First Bancorp and

Select of its obligations under the merger agreement and (viii) receipt by each of First Bancorp and Select of an opinion from First Bancorp’s legal counsel or tax accounting firm as to certain tax matters.
Neither Select nor First Bancorp can be certain when, or if, the conditions to the merger will be satisfied or waived, or that the merger will be completed.
Termination of the Merger Agreement (page 75)
The merger agreement can be terminated at any time prior to completion of the merger in the following circumstances:
•
by mutual written agreement of First Bancorp and Select;

•
by either party, in the event of a breach by the other party of any representation or warranty contained in the merger agreement which breach cannot be or has not been cured within 30 days after the giving of written notice of the breach and which breach is reasonably likely, in the opinion of the non-breaching party, to permit such party to refuse to consummate the transactions contemplated by the merger agreement due to the breaching party’s representations and warranties being inaccurate as of the effective date or due to the breaching party’s failure to perform or comply in all material respects with all agreements and covenants required by the merger agreement; provided, that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained in the merger agreement;

•
by either party, if any required regulatory approval has been denied by final, non-appealable action of such authority, any law or order permanently restraining, enjoining or otherwise prohibiting the consummation of the merger shall have become final and non-appealable or the approval of either the Select shareholders or the First Bancorp shareholders of the merger agreement is not obtained at the special meeting of Select shareholders or the special meeting of the First Bancorp shareholders, as applicable;

•
by either party, if the merger has not occurred on or before March 31, 2022; provided, that the failure to consummate the merger is not caused by a breach of the merger agreement by the terminating party;

•
by First Bancorp, if: (A) the Select board fails to recommend to Select’s shareholders that they approve the merger agreement; (B) the Select board has approved, recommended, or proposed publicly to approve or recommend, an acquisition proposal by an entity other than First Bancorp; (C) the Select board fails to reaffirm its recommendation that Select’s shareholders approve the merger agreement following receipt of an acquisition proposal by an entity other than First Bancorp and within ten business days of First Bancorp’s request that it reaffirm such recommendation; or (D) Select fails to comply in all material respects with its non-solicitation and shareholder meeting obligations under the merger agreement; provided, that First Bancorp is not then in material breach of any representation, warranty, covenant or other agreement contained in the merger agreement; or

•
by Select, prior to approval of the merger agreement by Select’s shareholders, in order to accept an acquisition proposal from a third party involving the acquisition of a majority of the outstanding equity interests in, or all or substantially all of the assets and liabilities of Select with respect to which the Select board has determined in good faith that such proposal, if accepted, is reasonably likely to be consummated on a timely basis, and that such proposal is more favorable to Select’s shareholders than the merger with First Bancorp; provided Select has complied in all material respects with its non-solicitation and shareholder meeting obligations under the merger agreement.

Termination Fee (page 75)
If the merger agreement is terminated under certain circumstances, including circumstances involving alternative acquisition proposals with respect to Select, or changes in the recommendation of the Select board, Select may be required to pay to First Bancorp a termination fee equal to $11.5 million (which we refer to as the “termination fee”). The termination fee could discourage other companies from seeking to acquire or merge with Select.

Regulatory Approvals Required for the Merger (page 70)
Subject to the terms of the merger agreement, Select and First Bancorp have agreed to cooperate with each other and use their commercially reasonable efforts to promptly obtain all regulatory approvals necessary or advisable to complete the transactions contemplated by the merger agreement. These approvals include approvals from, among others, the Federal Reserve Board and the NC Commissioner.
Although neither Select nor First Bancorp knows of any reason why they cannot obtain these regulatory approvals in a timely manner, Select and First Bancorp cannot be certain when or if they will be obtained.
The Rights of Select Shareholders Will Change as a Result of the Merger (page 86)
The rights of Select shareholders will change as a result of the merger due to differences in First Bancorp’s and Select’s governing documents. The rights of Select shareholders are governed by Select’s articles of incorporation and bylaws. Upon the completion of the merger, Select shareholders will become shareholders of First Bancorp, as the surviving entity in the merger, and the rights of Select shareholders will therefore be governed by First Bancorp’s articles of incorporation and bylaws.
See “Comparison of Shareholders’ Rights” for a description of the material differences in shareholders’ rights under each of the First Bancorp and Select governing documents.
Information About the Companies (pages 39 and 40)
First Bancorp
First Bancorp is the fifth largest bank holding company headquartered in North Carolina. At March 31, 2021, First Bancorp had total consolidated assets of approximately $7.7 billion, total loans of approximately $4.6 billion, total deposits of approximately $6.7 billion, and shareholders’ equity of approximate $0.9 billion. First Bancorp’s principal activity is the ownership and operation of First Bank, a state-chartered bank with its main office in Southern Pines, North Carolina.
First Bank was organized in 1934 and began banking operations in 1935 as the Bank of Montgomery, named for the county in which it operated. Until 2013, First Bank’s main office was in Troy, North Carolina, located in the center of Montgomery County. In September 2013, First Bancorp and First Bank moved their main offices approximately 45 miles to Southern Pines, North Carolina, in Moore County. First Bank conducts business from 102 branches covering a geographical area from Florence, South Carolina to the south, to Wilmington, North Carolina to the east, to Kill Devil Hills, North Carolina to the northeast, to Mayodan, North Carolina to the north, and to Asheville, North Carolina to the west. Of the bank’s 102 branches, 96 branches are in North Carolina and six branches are in South Carolina. Ranked by assets, First Bank was the fifth largest bank headquartered in North Carolina as of March 31, 2021 and one of two banks with total assets between $4 billion and $45 billion.
First Bank has two wholly owned operating subsidiaries, SBA Complete, Inc. (“SBA Complete”) and Magnolia Financial, Inc. (“Magnolia Financial”). SBA Complete specializes in providing consulting services for financial institutions across the country related to Small Business Administration (“SBA”) loan origination and servicing. Magnolia Financial is a business financing company that offers accounts receivable financing and factoring, inventory financing, and purchase order financing throughout the southeastern United States.
First Bancorp’s common stock trades on the NASDAQ GSM under the ticker symbol “FBNC”.
First Bancorp and First Bank’s principal executive offices are located at 300 SW Broad Street, Southern Pines, North Carolina, 28387, and their telephone number is (910) 246-2500. First Bank’s website is located at www.localfirstbank.com. Information on First Bank’s website is not incorporated into this document by reference and is not a part hereof.
Additional information about First Bancorp and its subsidiaries is included in documents incorporated by reference in this joint proxy statement/prospectus. See the sections of this joint proxy statement/

prospectus entitled “Information About First Bancorp” beginning on page 39 and “Where You Can Find More Information” beginning on page 97.
Select
Select is the ninth largest bank holding company headquartered in North Carolina. At March 31, 2021, Select had total consolidated assets of approximately $1.8 billion, total loans of approximately $1.3 billion, total deposits of approximately $1.6 billion, and shareholders’ equity of approximate $212 million. Select’s principal activity is the ownership and operation of Select Bank, a state-chartered bank with its main office in Dunn, North Carolina.
Select Bank was organized in 2000 and began banking operations in 2000 as New Century Bank. Select Bank conducts business from 22 banking locations in North Carolina, South Carolina and Virginia. Ranked by assets, Select Bank was the ninth largest bank headquartered in North Carolina as of March 31, 2021.
Select’s common stock trades on the NASDAQ GM under the ticker symbol “SLCT”.
Select and Select Bank’s principal executive offices are located at 700 West Cumberland Street, Dunn, North Carolina 28334, and their telephone number is (910) 892-7080. Select Bank’s website is located at www.selectbank.com. Information on Select Bank’s website is not incorporated into this document by reference and is not a part hereof.
Additional information about Select and its subsidiaries is included in documents incorporated by reference in this joint proxy statement/prospectus. See the sections of this joint proxy statement/prospectus entitled “Information About Select” beginning on page 40 and “Where You Can Find More Information” beginning on page 97.
Risk Factors (page 14)
You should consider all the information contained in or incorporated by reference into this joint proxy statement/prospectus in deciding how to vote for the proposals presented in this joint proxy statement/prospectus. In particular, you should consider the factors described under “Risk Factors” beginning on page 14.

SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA OF FIRST BANCORP
The following table presents selected consolidated historical financial data of First Bancorp. The selected consolidated historical financial data at December 31, 2020 and 2019, and for the years ended December 31, 2020, 2019 and 2018, have been derived from First Bancorp’s audited consolidated financial statements and accompanying notes contained in First Bancorp’s Annual Report on Form 10-K for the year ended December 31, 2020, which is incorporated into this joint proxy statement/prospectus by reference. The selected consolidated historical financial data at December 31, 2018, 2017 and 2016 and for the years ended December 31, 2017 and 2016, have been derived from First Bancorp’s audited consolidated financial statements and accompanying notes for such years, which are not incorporated into this joint proxy statement/prospectus by reference. The selected consolidated historical financial data at March 31, 2021 and for the three months ended March 31, 2021 and 2020 has been derived from First Bancorp’s unaudited interim consolidated financial statements and accompanying notes contained in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, which is incorporated into this joint proxy statement/prospectus by reference.
You should read the following selected consolidated historical financial data of First Bancorp in conjunction with other information contained in this joint proxy statement/prospectus, including the consolidated financial statements and accompanying notes contained in First Bancorp’s most recent Annual Report on Form 10-K and in any of First Bancorp’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that were filed with the SEC after such Annual Report on Form 10-K. First Bancorp’s historical results for any prior period are not necessarily indicative of results to be expected in any future period. The selected consolidated historical financial data in the table below does not include, on any basis, the results or financial condition of Select for any period or as of any date. For more information, see the section entitled “Where You Can Find More Information.”
	At and for the Three Months Ended March 31,		At and for the Years Ended December 31,
	2021	2020	2020	2019	2018	2017	2016
	(in thousands, except per share data)
STATEMENTS OF INCOME
Interest income	$58,009	$62,033	$237,684	$250,107	$231,207	$177,382	$130,987
Interest expense	2,771	7,274	19,562	33,903	23,777	12,671	7,607
Net interest income	55,238	54,759	218,122	216,204	207,430	164,711	123,380
Provision (reversal) for loan losses	—	5,590	35,039	2,263	(3,589)	723	(23)
Net interest income after provision for loan losses	55,238	49,169	183,083	213,941	211,019	163,988	123,403
Noninterest income	20,669	13,705	81,346	59,529	58,942	49,232	26,176
Noninterest expense	40,065	40,076	161,298	157,194	156,483	145,481	107,446
Net income before income taxes	35,842	22,798	103,131	116,276	113,478	67,739	42,133
Income tax expense (benefit)	7,648	4,618	21,654	24,230	24,189	21,767	14,624
Net income	28,194	18,180	81,477	92,046	89,289	45,972	27,509
Preferred stock dividends and discount accretion	—	—	—	—	—	—	175
Net income available to common shareholders	$28,194	$18,180	$81,477	$92,046	$89,289	$45,972	$27,334
COMMON AND PER SHARE DATA
Net income per common share:
Basic	$0.99	$0.62	$2.81	$3.10	$3.02	$1.82	$1.37
Diluted	0.99	0.62	2.81	3.10	3.01	1.82	1.33
Cash dividends declared per common share	0.20	0.18	0.72	0.54	0.40	0.32	0.32
Book value – common	30.78	29.69	31.26	28.80	25.71	23.38	17.66
Outstanding common shares	28,489,474	29,040,827	28,579,335	29,601,264	29,724,874	29,639,374	20,844,505
Weighted average basic common shares	28,357,809	29,230,788	28,839,866	29,547,851	29,566,259	25,210,606	19,964,727
Weighted average diluted common shares	28,537,853	29,399,114	28,981,567	29,720,499	29,707,431	25,291,382	20,732,917
Dividend payout ratio – basic	20.20%	29.03%	25.62%	17.42%	13.25%	17.58%	23.36%

	At and for the Three Months Ended March 31,		At and for the Years Ended December 31,
	2021	2020	2020	2019	2018	2017	2016
	(in thousands, except per share data)
PERIOD-END BALANCES
Total assets	$7,736,394	$6,376,058	$7,289,751	$6,143,639	$5,864,116	$5,547,037	$3,614,862
Investment securities – carrying value	2,020,540	867,773	1,620,683	889,877	602,588	461,773	329,042
Total loans	4,624,054	4,552,708	4,731,315	4,453,466	4,249,064	4,042,369	2,710,712
Deposits	6,733,487	5,044,988	6,273,596	4,931,355	4,659,339	4,406,955	2,947,353
Borrowings	61,342	402,185	61,829	300,671	406,609	407,543	271,394
Shareholders’ equity	876,853	862,198	893,421	852,401	764,230	692,979	368,101
AVERAGE BALANCES
Total assets	$7,477,826	$6,183,098	$6,765,998	$6,027,047	$5,693,760	$4,590,786	$3,422,267
Interest-earning assets	6,898,406	5,595,937	6,160,100	5,448,400	5,112,436	4,101,949	3,108,918
Investment securities – carrying value	1,720,030	856,247	1,002,008	751,635	470,301	358,957	348,069
Total loans	4,684,143	4,512,893	4,702,743	4,346,331	4,161,838	3,420,939	2,603,327
Deposits	6,474,115	4,950,199	5,644,290	4,824,216	4,516,811	3,696,730	2,827,513
Borrowings	61,405	316,136	186,445	332,648	406,864	325,874	209,659
Shareholders’ equity	885,190	858,592	874,532	812,823	727,920	533,205	360,715
SELECT PERFORMANCE RATIOS
Return on average assets	1.53%	1.18%	1.20%	1.53%	1.57%	1.00%	0.80%
Return on average common equity	12.92%	8.52%	9.32%	11.32%	12.27%	8.62%	7.73%
Net interest margin – tax-equivalent	3.27%	3.96%	3.56%	4.00%	4.09%	4.08%	4.03%
CAPITAL RATIOS
Shareholders’ equity as a percentage of assets	11.33%	13.52%	12.26%	13.87%	13.03%	12.49%	10.18%
Common equity Tier 1 to Tier 1 risk weighted assets	13.16%	12.86%	13.19%	13.28%	12.28%	10.72%	10.92%
Tier 1 risk-based capital	14.24%	13.98%	14.28%	14.41%	13.48%	11.94%	12.49%
Total risk-based capital	15.49%	14.51%	15.37%	14.89%	13.97%	12.50%	13.36%
Tier 1 leverage	9.60%	11.05%	9.88%	11.19%	10.47%	9.58%	10.17%
ASSET QUALITY INFORMATION
Nonperforming assets	$49,978	$38,300	$46,997	$37,792	$43,433	$53,373	$59,138
Nonperforming assets to total assets	0.65%	0.60%	0.64%	0.62%	0.74%	0.96%	1.64%
Net loan charge-offs to average total loans	0.10%	0.22%	0.09%	0.04%	-0.03%	0.04%	0.14%
Allowance for loan losses to total loans	1.42%	0.54%	1.11%	0.48%	0.50%	0.58%	0.88%
OTHER DATA
Number of full-service branches	101	101	101	101	101	104	88
Number of full-time equivalent employees	1,088	1,098	1,095	1,088	1,076	1,140	834

SELECTED CONSOLIDATED HISTORICAL FINANCIAL DATA OF SELECT
The following table presents selected consolidated historical financial data of Select. The selected consolidated historical financial data at December 31, 2020 and 2019, and for the years ended December 31, 2020, 2019 and 2018, have been derived from Select’s audited consolidated financial statements and accompanying notes contained in Select’s Annual Report on Form 10-K for the year ended December 31, 2020, which is incorporated into this joint proxy statement/prospectus by reference. The selected consolidated historical financial data at December 31, 2018, 2017 and 2016 and for the years ended December 31, 2017 and 2016, have been derived from Select’s audited consolidated financial statements and accompanying notes for such years, which are not incorporated into this joint proxy statement/prospectus by reference. The selected consolidated historical financial data at March 31, 2021 and for the three months ended March 31, 2021 and 2020 has been derived from Select’s unaudited interim consolidated financial statements and accompanying notes contained in its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2021, which is incorporated into this joint proxy statement/prospectus by reference.
You should read the following selected consolidated historical financial data of Select in conjunction with other information contained in this joint proxy statement/prospectus, including the consolidated financial statements and accompanying notes contained in Select’s most recent Annual Report on Form 10-K and in any of Select’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that were filed with the SEC after such Annual Report on Form 10-K. Select’s historical results for any prior period are not necessarily indicative of results to be expected in any future period. The selected consolidated historical financial data in the table below does not include, on any basis, the results or financial condition of First Bancorp for any period or as of any date. For more information, see the section entitled “Where You Can Find More Information.”
	At and for the Three Months Ended March 31,		At and for the Years Ended December 31,
	2021	2020	2020	2019	2018	2017	2016
	(in thousands, except per share data)
STATEMENTS OF INCOME
Interest income	$17,980	$14,178	$63,208	$58,446	$56,835	$39,617	$34,709
Interest expense	2,049	2,718	10,759	11,556	9,450	5,106	3,733
Net interest income	15,931	11,460	52,449	46,890	47,385	34,511	30,976
Provision (reversal) for loan losses	(777)	2,273	6,244	438	(156)	1,367	1,516
Net interest income after provision for loan losses	16,708	9,187	46,205	46,452	47,541	33,144	29,460
Noninterest income	1,682	1,444	6,120	5,419	4,701	3,072	3,222
Noninterest expense	10,196	9,247	41,947	35,140	34,550	27,319	22,281
Net income before income taxes	8,194	1,384	10,378	16,731	17,692	8,897	10,401
Income tax expense (benefit)	1,854	280	2,215	3,696	3,910	5,712	3,647
Net income	6,340	1,104	8,163	13,035	13,782	3,185	6,754
Preferred stock dividends and discount accretion	—	—	—	—	—	—	4
Net income available to common shareholders	$6,340	$1,104	$8,163	$13,035	$13,782	$3,185	$6,750
COMMON AND PER SHARE DATA
Net income per common share:
Basic	$0.36	$0.06	$0.46	$0.69	$0.87	$0.27	$0.58
Diluted	0.36	0.06	0.45	0.68	0.87	0.27	0.58
Cash dividends declared per common share	—	—	—	—	—	—	—
Stated book value – common	12.33	11.75	12.30	11.61	10.85	9.72	8.95
Tangible book value – common	$9.76	$10.31	$9.76	$10.18	$9.47	$7.72	$8.29
Outstanding common shares	17,227,104	18,055,692	17,507,103	18,330,058	19,311,505	14,009,137	11,645,413
Weighted average basic common shares	17,386,715	18,255,351	17,937,596	19,016,808	15,812,585	11,763,050	11,610,705
Weighted average diluted common shares	17,415,680	18,287,064	17,961,258	19,063,237	15,877,633	11,826,977	11,655,111
Dividend payout ratio – basic	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

	At and for the Three Months Ended March 31,		At and for the Years Ended December 31,
	2021	2020	2020	2019	2018	2017	2016
	(in thousands, except per share data)
PERIOD-END BALANCES
Total assets	$1,832,329	$1,263,494	$1,730,045	$1,275,076	$1,258,525	$1,194,135	$846,640
Investment securities – carrying value	208,648	64,738	194,492	72,367	51,533	63,774	62,257
Total loans	1,342,316	1,039,514	1,304,384	1,029,975	986,040	982,626	677,195
Deposits	1,582,637	982,651	1,485,817	992,838	980,427	995,044	679,661
Borrowings	12,372	57,372	12,372	57,372	64,372	47,651	60,129
Shareholders’ equity	212,489	212,085	215,368	212,775	209,611	136,115	104,273
AVERAGE BALANCES
Total assets	$1,761,938	$1,255,943	$1,561,865	$1,268,728	$1,228,576	$898,943	$829,315
Interest-earning assets	1,613,963	1,147,631	1,386,187	1,164,149	1,119,344	813,773	744,024
Investment securities – carrying value	201,077	68,174	86,961	76,875	57,505	59,082	72,244
Total loans	1,322,031	1,020,630	1,189,894	1,004,051	987,634	732,089	639,412
Deposits	1,516,612	972,162	1,278,068	981,132	989,838	746,418	665,764
Borrowings	12,372	57,372	56,036	60,799	70,750	49,891	57,348
Shareholders’ equity	216,007	214,502	214,360	214,324	161,953	108,709	102,110
SELECT PERFORMANCE RATIOS
Return on average assets	1.46%	0.35%	0.52%	1.03%	1.12%	0.35%	0.81%
Return on average common equity	11.90%	2.07%	3.81%	6.08%	8.51%	2.93%	6.61%
Net interest margin – tax-equivalent	4.02%	4.03%	3.79%	4.04%	4.19%	4.14%	4.06%
CAPITAL RATIOS
Shareholders’ equity as a percentage of assets	11.60%	16.79%	12.45%	16.69%	16.66%	11.40%	12.32%
Common equity Tier 1 to Tier 1 risk weighted assets	11.62%	16.18%	11.99%	16.46%	17.30%	9.94%	12.48%
Tier 1 risk-based capital	12.43%	17.23%	12.84%	17.52%	18.44%	11.04%	14.03%
Total risk-based capital	13.31%	18.16%	13.84%	18.26%	19.26%	11.86%	15.12%
Tier 1 leverage	10.74%	15.98%	10.41%	15.84%	15.65%	12.64%	12.99%
ASSET QUALITY INFORMATION
Nonperforming assets	$10,280	$16,557	$16,468	$15,681	$12,723	$8,236	$10,029
Nonperforming assets to total assets	0.56%	1.31%	0.95%	1.23%	1.01%	0.69%	1.18%
Net loan charge-offs to average total loans	0.04%	0.00%	0.04%	0.07%	0.00%	0.13%	0.02%
Allowance for loan losses to total loans	0.98%	1.02%	1.08%	0.81%	0.88%	0.90%	1.24%
OTHER DATA
Number of full-service branches	22	19	22	17	18	18	13
Number of full-time equivalent employees	241	221	246	213	205	202	150

SELECTED UNAUDITED PRO FORMA FINANCIAL DATA
The following table shows selected unaudited pro forma condensed combined financial information about the financial condition and results of operations of First Bancorp giving effect to the merger with Select. The selected unaudited pro forma condensed combined financial information assumes that the merger is accounted for under the acquisition method of accounting with First Bancorp treated as the acquirer. Under the acquisition method of accounting, the assets and liabilities of Select, as of the effective date of the merger, will be recorded by First Bancorp at their respective estimated fair values and the excess of the merger consideration over the fair value of First Bancorp’s net assets will be allocated to goodwill.
The table sets forth the information as if the merger had become effective on March 31, 2021, with respect to financial condition data, and on January 1, 2020, with respect to the results of operations data. The selected unaudited pro forma condensed combined financial data has been derived from and should be read in conjunction with the unaudited pro forma condensed combined financial information, including the notes thereto, which is included in this joint proxy statement/prospectus under “Unaudited Pro Forma Condensed Combined Financial Statements.”
The selected unaudited pro forma condensed combined financial information is presented for illustrative purposes only and does not necessarily indicate the financial results of the combined companies had the companies actually been combined at the beginning of the period presented. The selected unaudited pro forma condensed combined financial information also does not consider any potential impacts of current market conditions on revenues, potential revenue enhancements, anticipated cost savings and expense efficiencies, or asset dispositions, among other factors. Further, as explained in more detail in the notes accompanying the more detailed unaudited pro forma condensed combined financial information included under “Unaudited Pro Forma Condensed Combined Financial Information,” the pro forma allocation of purchase price reflected in the selected unaudited pro forma condensed combined financial information is subject to adjustment and may vary from the actual purchase price allocation that will be recorded at the time the merger is completed. Additionally, the adjustments made in the unaudited pro forma condensed financial information, which are described in those notes, are preliminary and may be revised.
(Dollars in thousands)	As of March 31, 2021
Pro Forma Condensed Consolidated Combined Balance Sheet Data
Investment securities	$2,229,188
Loans, net of allowance for loan losses	5,869,940
Total assets	9,615,408
Deposits	8,316,124
Borrowings and debt	72,114
Shareholders’ equity	1,128,402
(Dollars in thousands)	Three months ended March 31, 2021	Year ended December 31, 2020
Pro Forma Condensed Consolidated Combined Income Statement Data
Net interest income	$72,143	$275,538
Provision (reversal) for credit losses	(777)	41,283
Noninterest income	22,351	87,466
Noninterest expense	50,457	204,130
Net income	35,133	92,784
Pro Forma Condensed Consolidated Combined Per Share Data
Net income per common share – basic	$0.99	$2.59
Net income per common share – diluted	$0.99	$2.58

RISK FACTORS
In addition to general investment risks and the other information contained in or incorporated by reference into this joint proxy statement/prospectus, including the matters addressed under the section “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 19 you should carefully consider the following risk factors in deciding how to vote for the proposals presented in this joint proxy statement/prospectus. You should also consider the other information in this joint proxy statement/prospectus and the other documents incorporated by reference into this joint proxy statement/prospectus. See the section of this joint proxy statement/prospectus entitled “Where You Can Find More Information” beginning on page 97.
Because the market price of First Bancorp common stock will fluctuate, Select shareholders cannot be certain of the market value of the merger consideration they will be entitled to receive.
If the merger is completed, each share of Select common stock, except for certain shares of Select common stock owned by Select or First Bancorp, will be converted into the right for each Select shareholder to receive a number of shares of First Bancorp common stock equal to the 0.408 exchange ratio multiplied by the number of such shares of Select common stock held by such Select shareholder immediately prior to the effective time and an amount of cash in lieu of any fraction of a share of First Bancorp common stock. The market value of the merger consideration will vary from the closing price of First Bancorp common stock on the date First Bancorp and Select announced the merger, on the date that this joint proxy statement/prospectus is mailed to Select shareholders, on the date of the Select special meeting and on the date the merger is completed and thereafter. Any change in the market price of First Bancorp common stock prior to the completion of the merger will affect the market value of the merger consideration that Select shareholders will be entitled to receive upon completion of the merger, and there will be no adjustment to the merger consideration for changes in the market price of either shares of First Bancorp common stock or shares of Select common stock. Stock price changes may result from a variety of factors that are beyond the control of First Bancorp and Select, including, but not limited to, general market and economic conditions, changes in our respective businesses, operations and prospects and regulatory considerations. Therefore, at the time of the Select special meeting you will not know the precise market value of the consideration you will be entitled to receive at the effective time. You should obtain current market quotations for shares of First Bancorp common stock and for shares of Select common stock.
The market price of First Bancorp common stock after the merger may be affected by factors different from those affecting the shares of Select or First Bancorp currently.
Upon completion of the merger, Select shareholders will become First Bancorp shareholders. First Bancorp’s business differs in important respects from that of Select, and, accordingly, the results of operations of the combined company and the market price of First Bancorp common stock after the completion of the merger may be affected by factors different from those currently affecting the independent results of operations of each of First Bancorp and Select. For a discussion of the businesses of First Bancorp and Select and of some important factors to consider in connection with those businesses, see the documents incorporated by reference in this joint proxy statement/prospectus and referred to under “Where You Can Find More Information.”
Regulatory approvals may not be received, may take longer than expected or may impose conditions that are not presently anticipated or that could have an adverse effect on the combined company following the merger.
Before the merger and the bank merger may be completed, First Bancorp and Select must obtain approvals from the Federal Reserve Board and the NC Commissioner. Other approvals, waivers or consents from regulators may also be required. In determining whether to grant these approvals the regulators consider a variety of factors, including the regulatory standing of each party and the factors described under the section of this joint proxy statement/prospectus entitled “The Merger — Regulatory Approvals Required for the Completion of the Merger” beginning on page 70. An adverse development in either party’s regulatory standing or these factors could result in an inability to obtain approval or delay their receipt. These regulators may impose conditions on the completion of the merger or the bank merger or require changes to the terms of the merger or the bank merger. Such conditions or changes could have the effect of delaying or preventing completion of the merger or the bank merger or imposing additional costs on or limiting the revenues of the combined company following the merger and the bank merger, any of which might have an adverse effect on the combined company following the merger. For more information, see the section of this joint proxy statement/prospectus entitled “The Merger — Regulatory Approvals Required for the Merger” beginning on page 70.
Combining the two companies may be more difficult, costly or time consuming than expected and the anticipated benefits and cost savings of the merger may not be realized.
First Bancorp and Select have operated and, until the completion of the merger, will continue to operate, independently. The success of the merger, including anticipated benefits and cost savings, will depend, in part, on First Bancorp’s ability to successfully combine and integrate the businesses of First Bancorp and Select in a manner that permits growth opportunities and does not materially disrupt existing customer relationships nor result in decreased revenues due to loss of customers. It is possible that the integration process could result in the loss of key employees, the disruption of either company’s ongoing businesses or inconsistencies in standards, controls, procedures and policies that adversely affect the combined company’s ability to maintain relationships with clients, customers, depositors and employees or to achieve the anticipated benefits and cost savings of the merger. The loss of key employees could adversely affect First Bancorp’s ability to successfully conduct its business, which could have an adverse effect on First Bancorp’s financial results and the value of its common stock. If First Bancorp experiences difficulties with the integration process, the anticipated benefits of the merger may not be realized fully or at all, or may take longer to realize than expected. As with any merger of financial institutions, there also may be business disruptions that cause First Bancorp and/or Select to lose customers or cause customers to remove their accounts from First Bancorp and/or Select and move their business to competing financial institutions. Integration efforts between the two companies will also divert management attention and resources. These integration matters could have an adverse effect on each of Select and First Bancorp during this transition period and for an undetermined period after completion of the merger on the combined company. In addition, the actual cost savings of the merger could be less than anticipated.
The unaudited pro forma condensed combined financial statements included in this document are preliminary and the actual financial condition and results of operations after the merger may differ materially.
The unaudited pro forma condensed combined financial statements in this joint proxy statement/prospectus are presented for illustrative purposes only and are not necessarily indicative of what First Bancorp’s actual financial condition or results of operations would have been had the merger been completed on the dates indicated. The unaudited pro forma condensed combined financial statements reflect adjustments to illustrate the effect of the merger had it been completed on the dates indicated, which are based upon preliminary estimates, to record the Select identifiable assets acquired and liabilities assumed at fair value and the resulting goodwill recognized. The purchase price allocation for the merger reflected in this joint proxy statement/prospectus is preliminary, and final allocation of the purchase price will be based upon the actual purchase price and the fair value of the assets and liabilities of Select as of the date of the completion of the merger. Accordingly, the final acquisition accounting adjustments may differ materially from the transaction accounting adjustments reflected in this joint proxy statement/prospectus. For more information, see the section of this joint proxy statement/prospectus entitled “Unaudited Pro Forma Condensed Combined Financial Statements” beginning on page 21.
If the combined company’s total assets grow in excess of $10 billion it will be subject to additional regulations and oversight that could materially and adversely affect its revenues and expenses.
Assuming the merger occurred on March 31, 2021, the combined company’s total assets would have been approximately $9.6 billion. If the combined company’s total assets grow in excess of $10 billion, it will become subject to additional regulations and oversight that could materially and adversely affect its revenues and expenses. Such regulations and oversight include the following:
•
Oversight by the Consumer Financial Protection Bureau.   The Consumer Financial Protection Bureau’s regulations and practices continue to evolve. As a result, there is uncertainty as to how the Consumer Financial Protection Bureau’s examination and regulatory authority might impact the business of the combined company.

•
FDIC Deposit Assessment Scorecard.   With respect to deposit-taking activities, First Bank would become subject to a deposit assessment based on a scorecard issued by the FDIC that considers, among other things, a bank’s “CAMELS” rating, results of asset-related stress testing and funding-related stress, as well as use of core deposits. Depending on the results of a bank’s performance under that scorecard, the total base assessment rate is between 2.5 to 45 basis points. Any increase in First Bank’s deposit insurance assessments may result in an increased expense related to its deposits as a funding source and materially and adversely affect the combined company’s results of operations.

•
Durbin Amendment.   First Bank would no longer be exempt from the requirements of the Federal Reserve Board’s rules on interchange transaction fees for debit cards known as the Durbin Amendment. First Bank would be limited to receiving only a “reasonable” interchange transaction fee for any debit card transactions processed using debit cards issued by the bank to its customers. The Federal Reserve Board has determined that it is unreasonable for a bank with more than $10 billion in total assets to receive more than $0.21 plus five basis points of the transaction plus a $0.01 fraud adjustment for an interchange transaction fee for debit card transactions. Future limitations upon interchange fees that may be charged could materially and adversely affect the combined company’s results of operations.

•
Volcker Rule.   First Bancorp would no longer be exempt from the requirements of Section 13 of the Bank Holding Company Act of 1956 (which we refer to as the “BHC Act”). Section 13 of the BHC Act, commonly known as the Volcker Rule, generally prohibits any banking entity from engaging in proprietary trading or from acquiring or retaining an ownership interest in, sponsoring, or having certain relationships with a hedge fund or private equity fund (covered fund), subject to certain exemptions, including an exemption for banking entities with less than $10 billion in assets. In the event that First Bancorp becomes subject to the Volcker Rule, it would be prohibited from engaging in these additional lines of business, which could materially and adversely affect the combined company’s results of operations.

In the event that the combined company becomes subject to these heightened regulatory requirements, it may need to hire and continue to hire additional compliance personnel, implement structural initiatives to address these requirements, design and implement additional internal controls, and incur other significant expenses, any of which could have a material adverse effect on the combined company’s business, financial condition or results of operations.
Select’s directors and executive officers have interests in the merger that may differ from the interests of Select’s shareholders.
Select’s shareholders should be aware that Select’s directors and executive officers have interests in the merger and have arrangements that are different from, or in addition to, those of Select shareholders generally. The Select board was aware of these interests and considered these interests, among other matters, when making its decision to approve the merger agreement, and in recommending that Select shareholders vote in favor of the Select merger proposal.
The material interests considered by the Select board were as follows:
•
Outstanding and unexercised stock option awards held by directors and executive officers will be cancelled in exchange for the right to receive a lump sum cash payment.

•
Select previously entered into employment agreements with its named executive officers, which entitle each of them to certain payments and benefits upon a qualifying termination in connection with a change in control such as the merger.

•
Select Bank previously entered into SERP agreements with Mr. Hedgepeth and Ms. Johnson. Pursuant to the SERP agreements, the executives will become 100% vested upon a change in control, such as the merger, and benefit payments will be made thereunder in connection with the merger.

•
In connection with the execution of the merger agreement, First Bancorp and First Bank entered into an employment agreement and a consulting agreement with each of William L. Hedgepeth II, President and Chief Executive Officer of Select and Select Bank; and Lynn H. Johnson, Executive Vice President and Chief Operating Officer of Select and Select Bank, which entitle them to receive a salary and other benefits during the term of their respective employment agreements and consulting fees during the term of their respective consulting agreements.
•
Two Select directors, to be designated by the Select board and approved by theFirst Bancorp board, will join the boards of First Bancorp and First Bank upon completion of the merger. Members of the First Bancorp board are expected to receive compensation consistent with the compensation paid to current non-employee directors of First Bancorp, as described in the definitive proxy statement for First Bancorp’s 2021 annual meeting of shareholders, which was filed with the SEC on March 23, 2021, and is incorporated by reference into this joint proxy statement/prospectus. For 2021, such compensation included an annual cash retainer fee of $32,000 and a grant of shares of First Bancorp common stock with a value of approximately $32,000.

•
Select maintains a Directors’ Deferral Plan whereby individual directors may elect annually to defer receipt of all or a designated portion of their cash fees or stock awards. The Plan provides that 30 days following a change in control, such as the merger, participants are to be paid their respective benefits under the Plan according to their individual election forms.

For a more complete description of these interests, see the section of this joint proxy statement/prospectus entitled “The Merger — Interests of Select’s Directors and Executive Officers in the Merger” beginning on page 65.
Termination of the merger agreement could negatively impact Select or First Bancorp.
If the merger agreement is terminated, there may be various consequences. For example, Select’s or First Bancorp’s businesses may have been impacted adversely by the failure to pursue other beneficial opportunities due to the focus of management on the merger, without realizing any of the anticipated benefits of completing the merger. Additionally, if the merger agreement is terminated, the market price of Select’s or First Bancorp’s common stock could decline to the extent that the current market prices reflect a market assumption that the merger will be completed. If the merger agreement is terminated under certain circumstances, Select may be required to pay to First Bancorp a termination fee of $11.5 million.
Select and First Bancorp will be subject to business uncertainties and contractual restrictions while the merger is pending.
Uncertainty about the effect of the merger on employees and customers may have an adverse effect on Select or First Bancorp. These uncertainties may impair Select’s or First Bancorp’s ability to attract, retain and motivate key personnel until the merger is completed, and could cause customers and others that deal with Select or First Bancorp to seek to change existing business relationships with Select or First Bancorp. Retention of certain employees by Select or First Bancorp may be challenging while the merger is pending, as certain employees may experience uncertainty about their future roles with First Bancorp. If key employees depart because of issues relating to the uncertainty and difficulty of integration or a desire not to remain with Select or First Bancorp, Select’s business or First Bancorp’s business could be harmed. In addition, subject to certain exceptions, Select has agreed to operate its business in the ordinary course prior to closing, and each of Select and First Bancorp has agreed to certain restrictive covenants. See the section of this joint proxy statement/prospectus entitled “The Merger Agreement — Conduct of Business of Select Pending Closing” beginning on page 77 for a description of the restrictive covenants applicable to Select and First Bancorp.
If the merger is not completed, First Bancorp and Select will have incurred substantial expenses without realizing the expected benefits of the merger.
Each of First Bancorp and Select has incurred and will incur substantial expenses in connection with the negotiation and completion of the transactions contemplated by the merger agreement, as well as the costs and expenses of filing, printing and mailing this joint proxy statement/prospectus and all filing and other fees paid to the SEC in connection with the merger. If the merger is not completed, First Bancorp and Select would have to recognize these expenses without realizing the expected benefits of the merger.

The merger agreement limits Select’s ability to pursue acquisition proposals and requires Select to pay a termination fee of $11.5 million under limited circumstances, including circumstances relating to acquisition proposals for Select. Additionally, certain provisions of Select’s articles of incorporation and bylaws may deter potential acquirers.
The merger agreement prohibits Select from initiating, soliciting, knowingly encouraging or knowingly facilitating certain third-party acquisition proposals. See the section of this joint proxy statement/prospectus entitled “The Merger Agreement — Agreement Not to Solicit Other Offers” beginning on page 74. In addition, unless the merger agreement has been terminated in accordance with its terms, Select has an unqualified obligation to submit the Select merger proposal to a vote by Select shareholders, even if Select receives a proposal that the Select board believes is superior to the merger. See the section of this joint proxy statement/prospectus entitled “The Merger Agreement — Shareholder Meetings and Recommendation of the Boards of Directors of Select and First Bancorp” beginning on page 73. The merger agreement also provides that Select must pay a termination fee in the amount of $11.5 million in the event that the merger agreement is terminated under certain circumstances, including involving Select’s failure to abide by certain obligations not to solicit acquisition proposals. See the section of this joint proxy statement/prospectus entitled “The Merger Agreement — Termination and Conditions of Closing” beginning on page 75. These provisions might discourage a potential competing acquirer that might have an interest in acquiring all or a significant part of Select from considering or proposing such an acquisition. Each director and executive officer of Select, solely in his or her capacity as a Select shareholder, has entered into separate support agreements and has agreed to vote his or her shares of Select common stock in favor of the merger agreement and certain related matters and against alternative transactions. The Select shareholders that are party to these support agreements beneficially own and are entitled to vote in the aggregate 13.43% of the outstanding shares of Select common stock as of the Select record date. See the section of this joint proxy statement/prospectus entitled “The Merger Agreement — Support Agreements” beginning on page 80. Additionally, certain provisions of Select’s articles of incorporation or bylaws or of the NCBCA could make it more difficult for a third-party to acquire control of Select or may discourage a potential competing acquirer.
The shares of First Bancorp common stock to be received by Select shareholders as a result of the merger will have different rights from the shares of Select common stock.
Upon completion of the merger, Select shareholders will become First Bancorp shareholders and their rights as shareholders will be governed by the NCBCA and the First Bancorp articles of incorporation and bylaws. The rights associated with Select common stock are different from the rights associated with First Bancorp common stock. See the section of this joint proxy statement/prospectus entitled “Comparison of Shareholders’ Rights” beginning on page 86 for a discussion of the different rights associated with First Bancorp common stock.
Holders of Select and First Bancorp common stock will have a reduced ownership and voting interest after the merger and will exercise less influence over management.
Holders of Select and First Bancorp common stock currently have the right to vote in the election of the board of directors and on other matters affecting Select and First Bancorp, respectively. Upon the completion of the merger, each Select shareholder who receives shares of First Bancorp common stock will become a First Bancorp shareholder with a percentage ownership of First Bancorp that is smaller than the shareholder’s percentage ownership of Select. It is currently expected that the former Select shareholders as a group will receive shares in the merger constituting approximately 19.8% of the outstanding shares of First Bancorp common stock immediately after the merger. As a result, current First Bancorp shareholders as a group will own approximately 80.2% of the outstanding shares of First Bancorp common stock immediately after the merger. Because of this, Select shareholders may have less influence on the management and policies of First Bancorp than they now have on the management and policies of Select, and current First Bancorp shareholders may have less influence than they now have on the management and policies of First Bancorp. Effective as of the effective time, First Bancorp will increase the size of the First Bancorp board to 15 members and appoint two current members of the Select board, as designated by Select and approved by First Bancorp, to the boards of directors of First Bancorp and First Bank for the period until the next annual meeting of First Bancorp shareholders.

Neither First Bancorp shareholders nor Select shareholders are expected to have dissenters’ or appraisal rights in the merger.
Dissenters’ rights are statutory rights that, if applicable under law, enable shareholders to dissent from an extraordinary transaction, such as a merger, and to demand that the corporation pay the fair value for their shares as determined by a court in a judicial proceeding instead of receiving the consideration offered to shareholders in connection with the extraordinary transaction. Under the NCBCA, a shareholder may not dissent from a merger if, as of the record date fixed to determine the shareholders entitled to receive notice of the meeting of shareholders to vote upon the merger, the merging corporation’s shares are listed on a national securities exchange and, pursuant to the merger, they are exchanged for a combination of cash and/or shares that are also listed on a national securities exchange.
Because Select common stock is listed on the NASDAQ GM, a national securities exchange, and was so listed on the Select record date, and First Bancorp common stock is listed on the NASDAQ GSM, a national securities exchange, and was so listed on the Select record date, and because the merger otherwise satisfies the foregoing requirements of the NCBCA, Select shareholders will not be entitled to dissenters’ or appraisal rights in the merger with respect to their shares of Select common stock.
If the merger is completed, holders of First Bancorp common stock will not receive any consideration, and their shares of First Bancorp common stock will remain outstanding and will constitute shares of the combined company. Accordingly, First Bancorp shareholders will not be entitled to dissenters’ or appraisal rights in the merger with respect to their shares of First Bancorp common stock.
The merger may fail to qualify as a reorganization for federal income tax purposes, resulting in a Select shareholder’s recognition of taxable gain or loss in respect of all of his or her shares of Select common stock.
First Bancorp and Select intend for the merger to qualify as a reorganization within the meaning of Section 368(a) of the Code. We will not ask the Internal Revenue Service (which we refer to as the “IRS”) to provide a ruling on the matter. First Bancorp and Select will, as a condition to closing, obtain an opinion from First Bancorp’s legal counsel or tax accounting firm that the merger will constitute a reorganization for federal income tax purposes. However, this opinion will not bind the IRS or prevent the IRS from adopting a contrary position. If the merger fails to qualify as a reorganization, Select shareholders generally would recognize gain or loss on all shares of Select common stock surrendered in the merger. For each share, the gain or loss recognized would be an amount equal to the difference between the shareholder’s adjusted tax basis in that share and the amount of cash or the fair market value of the First Bancorp common stock received in exchange for that share upon completion of the merger.
There are certain risks relating to First Bancorp’s business.
You should read and consider risk factors specific to First Bancorp’s business that will also affect the combined company after the merger. These risks are described in the section entitled “Risk Factors” in First Bancorp’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in other documents incorporated by reference into this document. See “Where You Can Find More Information” beginning on page 97 for the location of information incorporated by reference into this document.
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained or incorporated by reference in this joint proxy statement/prospectus are forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 giving First Bancorp’s and Select’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving First Bancorp and Select, including future financial and operating results, expected cost savings, expected impact on future earnings, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time.

In addition to factors previously disclosed in First Bancorp’s and Select’s reports filed with the SEC, the following factors, among others, could cause actual results to differ materially from forward-looking statements: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by First Bancorp and Select shareholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the First Bancorp and Select businesses or fully realizing cost savings and other benefits; business disruption following the proposed transaction; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; the reaction to the transaction of the companies’ customers, employees and counterparties; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms.
Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.
For any forward-looking statements made in this joint proxy statement/prospectus or in any documents incorporated by reference into this joint proxy statement/prospectus, First Bancorp and Select claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this joint proxy statement/prospectus or the date of the applicable document incorporated by reference in this joint proxy statement/prospectus. First Bancorp and Select do not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward- looking statements are made. All subsequent written and oral forward-looking statements concerning the merger or other matters addressed in this joint proxy statement/prospectus and attributable to First Bancorp, Select or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this joint proxy statement/prospectus.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS
The accompanying unaudited pro forma condensed combined financial statements present the pro forma consolidated financial position and results of operations of First Bancorp following the completion of the merger. The unaudited pro forma condensed combined financial statements are based upon the historical financial statements of First Bancorp and Select, as applicable, after giving effect to the merger and adjustments described in the following footnotes, and are intended to reflect the impact of the proposed merger on First Bancorp.
The accompanying unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and do not reflect the realization of potential cost savings, revenue synergies or any potential restructuring costs. Certain cost savings and revenue synergies may result from the merger. However, there can be no assurance that these cost savings or revenue synergies will be achieved. Cost savings, if achieved, could result from, among other things, the reduction of operating expenses, changes in corporate infrastructure and governance, the elimination of duplicative operating systems, and the combination of regulatory and financial reporting requirements under one state-chartered bank. The pro forma information is not necessarily indicative of what the financial position or results of operations actually would have been had the merger been completed at the dates indicated. In addition, the unaudited pro forma combined financial information does not purport to project the future financial position or operating results of the combined company after completion of the merger.
The unaudited pro forma condensed combined balance sheet relating to the merger reflect the merger as if it had been consummated on March 31, 2021 and includes transaction accounting adjustments for preliminary valuations of certain tangible and intangible assets by First Bancorp management pursuant to certain purchase accounting guidance. These adjustments are subject to further revision upon completion of the contemplated transaction and related intangible asset valuations. The merger will be accounted for using the acquisition method of accounting, in accordance with the provisions of FASB ASC Topic 805-10, Business Combinations. See “Accounting Treatment” beginning on page 82 of this joint proxy statement/prospectus.
The unaudited pro forma condensed combined statements of operations reflect the merger as if it had been consummated on January 1, 2020 and combine First Bancorp’s historical results for the three months ended March 31, 2021 and the year ended December 31, 2020 with Select’s historical results for the same periods.
Transaction Accounting Adjustments
Transaction accounting adjustments are necessary to reflect the estimated purchase price of Select, including issuance of newly issued shares of our common stock pursuant to the merger, amounts related to Select’s net tangible and intangible assets at an amount equal to the preliminary estimate of their fair values, along with the amortization expense related to the estimated identifiable intangible assets and stock-based compensation, changes in depreciation and amortization expense resulting from the estimated fair value adjustments to net tangible assets and to reflect the income tax effect related to the transaction accounting adjustments. Transaction accounting adjustments are included only to the extent they are (i) directly attributable to the acquisition, (ii) factually supportable, (iii) with respect to the unaudited pro forma combined condensed consolidated statement of income, expected to have a continuing impact on the combined results.
The transaction adjustments reflecting the completion of the merger is based upon the acquisition method of accounting in accordance with Section 805 of the FASB Codification and upon the assumptions set forth in the notes to the unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined balance sheet has been adjusted to reflect the preliminary allocation of the estimated purchase price to identifiable net assets acquired. The estimated purchase price was calculated based upon $38.09 per share, the closing trading price of First Bancorp’s common stock on July 22, 2021, which was the latest practicable trading date before the date of this document. The final allocation of the purchase price will be determined after the completion of the merger. This allocation is dependent upon certain valuations and other studies that have not progressed to a stage where sufficient information is available to make a definitive allocation. The purchase price allocation adjustments and related amortization reflected in the following unaudited pro forma combined financial statements are preliminary and have been made solely for the purpose of preparing these statements.
The transaction accounting adjustments are based upon available information and certain assumptions that First Bancorp and Select believe are reasonable under the circumstances. A final determination of the fair value of the assets acquired and liabilities assumed, which cannot be made prior to the completion of the acquisition, may differ materially from the preliminary estimates. The final valuation may change the purchase price allocation, which could affect the fair value assigned to the assets acquired and liabilities assumed and could result in a change to the unaudited pro forma combined financial statements.
First Bancorp has included the impact of the expected nonrecurring direct professional service costs associated with the merger and the impact of applying Current Expected Credit Loss (“CECL”) methodology to Select in the Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2021. See Note 10 below for additional discussion of merger expenses expected to be incurred in connection with the merger.
The unaudited pro forma condensed combined financial statements do not reflect indirect costs of integration activities, or benefits that may result from synergies that may be derived from any integration activities.
You should read this information in conjunction with the:
•
accompanying notes to the unaudited pro forma combined financial statements included in this joint proxy statement/prospectus;

•
separate historical audited consolidated financial statements of First Bancorp as of December 31, 2020 and 2019, and for each of the three years ended December 31, 2020.

•
separate historical audited consolidated financial statements of Select as of December 31, 2020 and 2019, and for each of the three years ended December 31, 2020.

FIRST BANCORP
Unaudited Pro Forma Condensed Combined Balance Sheet
As of March 31, 2021
($ in thousands)	First Bancorp	Select	Transaction Accounting Adjustments	Notes	Pro Forma Combined
ASSETS
Cash & due from banks, noninterest-bearing	$71,206	22,533	—		93,739
Due from banks, interest-bearing	458,860	139,100	(2,410)	1	595,550
Total cash and cash equivalents	530,066	161,633	(2,410)		689,289
Securities available for sale	1,821,697	208,648	—		2,030,345
Securities held to maturity	198,843	—	—		198,843
Loans and leases held for sale	38,871	3,953	—		42,824
Loans	4,624,054	1,342,316	(10,481)	2	5,955,889
Allowance for credit losses on loans	(65,849)	(13,187)	(6,913)	3	(85,949)
Net loans	4,558,205	1,329,129	(17,394)		5,869,940
Premises and equipment	123,271	20,222	3,500	4	146,993
Operating right-of-use assets	16,899	8,358	—		25,257
Foreclosed properties	1,811	1,968	(500)	5	3,279
Goodwill	239,272	42,907	55,739	6	337,918
Other intangible assets	14,606	1,581	4,737	7	20,924
Bank-owned life insurance	107,594	30,586	—		138,180
Other	85,259	23,344	3,013	8	111,616
Total assets	$7,736,394	1,832,329	46,685		9,615,408
LIABILITIES
Deposits: Demand — noninterest-bearing	$2,430,198	448,835	—		2,879,033
Interest-bearing	4,303,289	1,133,802	—		5,437,091
Total deposits	6,733,487	1,582,637	—		8,316,124
Borrowings	61,342	12,372	(1,600)	9	72,114
Operating lease liabilities	17,354	8,766	—		26,120
Other liabilities	47,358	16,065	9,225	10	72,648
Total liabilities	6,859,541	1,619,840	7,625		8,487,006
SHAREHOLDERS’ EQUITY
Common stock	397,094	17,227	250,495	11	664,816
Additional paid-in-capital	—	132,400	(132,400)	12	—
Retained earnings	483,944	67,178	(83,351)	13	467,771
Stock in directors’ rabbi trust assumed in acquisition	(2,256)	(2,449)	(1,786)	14	(6,491)
Directors’ deferred fee obligation	2,256	2,449	1,786	14	6,491
Accumulated other comprehensive loss	(4,185)	(4,316)	4,316	12	(4,185)
Total shareholders’ equity	876,853	212,489	39,060		1,128,402
Total liabilities and shareholders’ equity	$7,736,394	1,832,329	46,685		9,615,408
See accompanying notes to pro forma balance sheet.

FIRST BANCORP
Unaudited Pro Forma Condensed Combined Statement of Income
For the Three Months Ended March 31, 2021
	First Bancorp	Select	Transaction Accounting Adjustments	Notes	First Bancorp and Select — Pro Forma Combined
	($ in thousands, except per share data)
Interest income
Interest and fees on loans	$51,073	$17,035	754	15	$68,862
Interest on investment securities	6,236	25	250	16	6,511
Other, principally overnight investments	700	920	—		1,620
Total interest income	58,009	17,980	1,004		76,993
Interest expense
Savings, checking and money market accounts	1,314	924	—		2,238
Time deposits	1,074	1,038	—		2,112
Borrowings	383	87	30	17	500
Total interest expense	2,771	2,049	30		4,850
Net interest income	55,238	15,931	974		72,143
Provision (reversal) for loan losses	—	(777)	—		(777)
Net interest income after provision (reversal) for loan losses	55,238	16,708	974		72,920
Noninterest income
Service charges on deposit accounts	2,733	256	—		2,989
Other charges, commissions and fees	5,522	787	—		6,309
Mortgage banking income	4,544	288	—		4,832
Commissions from sales of insurance and financial products	2,190	—	—		2,190
SBA consulting fees	2,764	—			2,764
SBA loan sale gains	2,330	197			2,527
Bank-owned life insurance income	620	154	—		774
Securities gains (losses)	—	—	—		—
Other gain (losses)	(34)	—	—		(34)
Total noninterest income	20,669	1,682	—		22,351
Noninterest expenses
Salaries and employee benefits	24,705	6,132	—		30,837
Occupancy and equipment expense	3,949	990	19	18	4,958
Merger and acquisition expense	—	—	—		—
Intangibles amortization	897	150	177	19	1,224
Foreclosed property losses (gains)	157	(140)	—		17
Other	10,357	3,064	—		13,421
Total noninterest expenses	40,065	10,196	196		50,457
Income before income taxes	35,842	8,194	778		44,814
Income taxes	7,648	1,854	179	20	9,681
Net income	28,194	6,340	599		35,133
Basic earnings per share	$0.99	$0.36			$0.99
Diluted earnings per share	$0.99	$0.36			$0.99
Weighted average common shares – basic	28,357,809	17,386,715	(10,358,057)	21	35,386,467
Weighted average common shares – diluted	28,537,853	17,415,680	(10,387,022)	21	35,566,511
See accompanying notes to pro forma balance sheet.

FIRST BANCORP
Unaudited Pro Forma Condensed Combined Statement of Income
For the Year Ended December 31, 2020
	First Bancorp	Select	Transaction Accounting Adjustments	Notes	First Bancorp and Select — Pro Forma Combined
	($ in thousands, except per share data)
Interest income
Interest and fees on loans	$213,099	$60,980	4,086	15	$278,165
Interest on investment securities	21,154	1,921	1,000	16	24,075
Other, principally overnight investments	3,431	307	—		3,738
Total interest income	237,684	63,208	5,086		305,978
Interest expense
Savings, checking and money market accounts	6,551	2,928	—		9,479
Time deposits	9,750	6,191	—		15,941
Borrowings	3,261	1,640	119	17	5,020
Total interest expense	19,562	10,759	119		30,440
Net interest income	218,122	52,449	4,967		275,538
Provision for loan losses	35,039	6,244	—		41,283
Net interest income after provision (reversal) for loan losses	183,083	46,205	4,967		234,255
Noninterest income
Service charges on deposit accounts	11,098	1,092	—		12,190
Other charges, commissions and fees	20,097	2,438	—		22,535
Mortgage banking income	14,183	1,413	—		15,596
Commissions from sales of insurance and financial products	8,848	—	—		8,848
SBA consulting fees	8,644	—	—		8,644
SBA loan sale gains	7,973	534	—		8,507
Bank-owned life insurance income	2,533	643	—		3,176
Securities gains (losses)	8,024	—	—		8,024
Other gain (losses)	(54)	—	—		(54)
Total noninterest income	81,346	6,120	—		87,466
Noninterest expenses
Salaries and employee benefits	100,968	23,137	—		124,105
Occupancy and equipment expense	15,563	3,911	77	18	19,551
Merger and acquisition expense	—	755	—		755
Intangibles amortization	3,956	717	808	19	5,481
Foreclosed property losses (gains)	547	762	—		1,309
Debt extinguishment	—	1,616	—		1,616
Other	40,264	11,049	—		51,313
Total noninterest expenses	161,298	41,947	885		204,130
Income before income taxes	103,131	10,378	4,082		117,591
Income taxes	21,654	2,215	938	20	24,807
Net income	81,477	8,163	3,144		92,784
Basic earnings per share	$2.81	$0.46			$2.59
Diluted earnings per share	$2.81	$0.45			$2.58
Weighted average common shares – basic	28,839,866	17,937,596	(10,908,938)	21	35,868,524
Weighted average common shares – diluted	28,981,567	17,961,258	(10,932,600)	21	36,010,225
See accompanying notes to pro forma balance sheet.

Notes to Unaudited Pro Forma Consolidated Information
($ in thousands except per share data)
Note I — Transaction Accounting Adjustments
The following transaction accounting adjustments have been reflected in the unaudited pro forma combined consolidated financial information. All adjustments are based on current assumptions and valuations, which are subject to change.
1.
This represents the cash out of the existing Select stock options in accordance with the terms of the merger agreement in the amount of $2,410.

2.
This represents the adjustment to loans to reflect estimated fair value adjustments, which include lifetime credit loss expectations for loans, current interest rates and liquidity, as well as the gross up of purchased credit deteriorated (“PCD”) loans. The adjustment includes the following:

Reversal of historical Select loan fair value adjustments	$6,069
Estimate of loan fair value adjustments	(26,600)
Gross up of PCD loans for credit mark	10,050
Total adjustments to loans	$(10,481)

3.
The adjustments to the allowance for credit losses on loans includes the following:

Reversal of historical Select allowance for loan losses	$13,187
Estimate of lifetime credit losses for PCD loans	(10,050)
Estimate of lifetime credit losses for non-PCD loans (Day 2)	(10,050)
Total adjustments to allowance for credit losses on loans	$(6,913)
In the above table, the adjustment for non-PCD loans (Day 2) is recorded as a provision for credit losses on loans that will be recorded immediately following the closing of the transaction as a charge to earnings.
4.
This is the estimated fair market value adjustment to Select’s land and buildings, based on First Bancorp’s evaluation. First Bancorp estimated that approximately one-third of this adjustment relates to land and the other two-thirds relates to buildings. Also see Note 18.

5.
This is the estimated fair market value adjustment to Select’s foreclosed real estate holdings, based on First Bancorp’s assessment of property resolution.

6.
This is the estimated amount of goodwill to be recorded related to this acquisition of $98,646, less Select’s historical goodwill amount of $42,907. Also see Note II below.

7.
This is the estimated core deposit intangible asset related to acquired core deposit accounts amounting to $6,100, less Select’s historical core deposit intangible of $1,363. Also see Note 19.

8.
This represents the current tax benefit and deferred tax assets related to the fair value adjustments and the merger-related expenses at a blended federal and state rate of 22.98%, except for merger and acquisition expenses that are not tax deductible, and which lowers the income tax benefit by $1.3 million.

9.
This is the estimated fair market value adjustment associated with Select’s borrowings. Also see Note 17.

10.
This represents two items: i) a provision for credit-losses on unfunded commitments of $3,200 that will be recorded immediately following the transaction as a charge to earnings (Day 2) related to lifetime expected losses on unfunded loan commitments, and ii) a liability for expected nonrecurring direct professional service costs associated with the merger of $6,025. In addition to the $6,025 in expected nonrecurring direct professional service costs associated with the merger, First Bancorp estimates that an additional $18,375 in merger expenses will be recorded in connection with the merger, which will result in a total of $24,000 in merger expenses expected to be incurred, as follows:
Merger Transaction Costs Schedule
Professional fees – direct	$6,025
Professional fees – other	1,550
Salaries and employee benefits	9,504
Contract termination fess	5,478
Other noninterest expense	1,843
Total merger related costs	$24,400

11.
The combination of Select’s $17,227 in common stock and the adjustment of $250,495 totals $267,722 and represents the value of the 7,028,658 shares of First Bancorp common stock expected to be issued to Select shareholders, based on the $38.09 closing price of First Bancorp common stock on July 22, 2021.

12.
Additional paid-in-capital and accumulated other comprehensive loss of Select is eliminated as part of the accounting entries to reflect the merger transaction.

13.
This adjustment reflects the change in retained earnings, computed as follows:

Provision for credit losses for non-PCD loans (Day 2)	$(10,050)
Provision for credit losses on unfunded loan commitments (Day 2)	(3,200)
Estimated merger expenses	(6,025)
Tax benefit associated with the adjustments above	3,102
Reversal of historical Select retained earnings	(67,178)
Total adjustments to retained earnings	$(83,351)

14.
This adjustment reflects the value of 111,184 shares of First Bancorp common stock totaling $4,235 (based on the $38.09 closing price of First Bancorp common stock on July 22, 2021) that will be exchanged for the 272,509 Select common shares currently within the rabbi trust, less the historical carrying value reflected by Select of $2,449.

15.
This reflects the expected discount accretion associated with the fair market value adjustment related to loans less the historical acquisition-related discount accretion recorded by Select during the respective periods. The loan fair value adjustment is amortized using the sum-of-the-years-digits method over 5 years.

16.
This reflects the expected discount accretion associated with the unrealized losses of Select’s available for sale securities. The fair market value adjustment is assumed to be amortized on a straight-line basis over the estimated average remaining life of the securities, which is approximately 5.6 years.

17.
This is the estimate of amortization expense associated with the fair market value adjustment related to borrowings. The fair market value adjustment is assumed to be amortized on a straight-line basis over the remaining life of the related borrowing, which is approximately 13.5 years.

18.
This is the estimate of depreciation expense associated with the fair market value adjustment related to buildings. The fair market value adjustment is assumed to be amortized on a straight-line basis over the remaining life of the buildings, which is approximately 30 years. Also see Note 4.

19.
This is the estimated incremental amortization expense of the core deposit intangible arising in this transaction and is based on the sum-of-the-years-digits method over 7 years.

20.
This is the estimated impact on income tax expense related to the transaction accounting adjustments at a blended federal and state rate of 22.98%.

21.
This is the adjustment necessary to eliminate the weighted-average shares of Select stock and to record the expected number of First Bancorp shares of to be issued as merger consideration of 7,028,658 based on the exchange ratio of 0.408 per share. Also see Note II below.

Note II — Preliminary Purchase Accounting Allocation
The following table summarizes the determination of the purchase price consideration with a sensitivity analysis assuming a 20% increase and 20% decrease in the price per share of First Bancorp common stock from the July 22, 2021 baseline with its impact on the preliminary goodwill.
(Dollars in thousands, except per share data)	As of July 22, 2021	20% Increase in First Bancorp Stock Price	20% Decrease in First Bancorp Stock Price
Number of Select shares outstanding at balance sheet date	17,227,104	17,227,104	17,227,104
Merger exchange ratio	0.408	0.408	0.408
Number of First Bancorp shares to be issued in merger	7,028,658	7,028,658	7,028,658
First Bancorp share price	$38.09	$45.71	$30.47
Purchase price of Select common shares	$267,722	$321,280	$214,163
Number of Select stock options outstanding at balance sheet date	306,589	306,589	306,589
Cash out price per merger agreement	$18.00	$18.00	$18.00
Weighted average exercise price	10.14	10.14	10.14
Cash out value per stock option	7.86	7.86	7.86
Cash out of all stock options	2,410	2,410	2,410
Total purchase price of Select common stock and stock options	$270,132	$323,690	$216,573
Preliminary goodwill	$98,646	$152,204	$45,087
The merger will be accounted for using the acquisition method of accounting; accordingly, First Bancorp’s cost to acquire Select will be allocated to the assets (including identifiable intangible assets) and liabilities of Select at their respective estimated fair values as of the merger date. Accordingly, the pro forma purchase price was preliminarily allocated to the assets acquired and the liabilities assumed based on their estimated fair values, as summarized in the following table. The final allocation may include (1) changes to fair value of loans and securities; (2) changes to allocations to intangible assets such as core deposits intangibles, as well as goodwill; and (3) other changes to assets and liabilities.

	Select (As Reported)	Adjustments to Reflect Acquisition of Select	Select (As Adjusted for Acquisition Accounting)
Fair value of assets acquired:
Cash and cash equivalents	$161,633	$—	$161,633
Investment securities	208,648	—	208,648
Loans held for sale	3,953	—	3,953
Loans	1,329,129	(7,344)	1,321,785
Other intangibles, net	1,581	4,737	6,318
Other assets	84,478	2,911	87,389
Total assets acquired	1,789,422	304	1,789,726
Fair value of liabilities acquired:
Deposits	1,582,637	—	1,582,637
Borrowings and debt	12,372	(1,600)	10,772
Other liabilities	24,831	—	24,831
Total liabilities acquired	1,619,840	(1,600)	1,618,240
Net assets acquired	169,582	1,904	171,486
Purchase price as calculated in the table above			270,132
Goodwill			$98,646

UNAUDITED COMPARATIVE PER SHARE DATA
Presented below for First Bancorp and Select is historical, unaudited pro forma combined and pro forma equivalent per share financial data. The information presented below should be read together with the historical consolidated financial statements of First Bancorp and Select, including the related notes, filed with the SEC and incorporated by reference into this joint proxy statement/prospectus. See “Where You Can Find More Information.”
The unaudited pro forma and pro forma equivalent per share information gives effect to the merger as if it had been effective on March 31, 2021 in the case of the book value data, and as if the merger had been effective as of January 1, 2020, in the case of the earnings per share and the cash dividends data. The unaudited pro forma data combines the historical results of Select into First Bancorp’s consolidated statement of income. While certain adjustments were made for the estimated impact of fair value adjustments and other acquisition-related activity, they are not indicative of what could have occurred had the acquisition taken place on January 1, 2020.
In addition, the unaudited pro forma data includes adjustments, which are preliminary and may be revised. The unaudited pro forma data, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect the impact of factors that may result as a consequence of the mergers or consider any potential impacts of current market conditions or the merger on revenues, expense efficiencies, asset dispositions and share repurchases, among other factors, nor the impact of possible business model changes. As a result, unaudited pro forma data is presented for illustrative purposes only and does not represent an attempt to predict or suggest future results.
	Unaudited Comparative Per Common Share Data
			First Bancorp	Select Pro Forma
			Pro Forma	Equivalent
	First Bancorp	Select	Combined	Per Share
Basic Earnings
Year ended December 31, 2020	$2.81	0.46	2.59	1.06
Three months ended March 31, 2021	0.99	0.36	0.99	0.41
Diluted Earnings
Year ended December 31, 2020	2.81	0.45	2.58	1.05
Three months ended March 31, 2021	0.99	0.36	0.99	0.40
Cash Dividends Declared
Year ended December 31, 2020	0.72	—	0.72	0.29
Three months ended March 31, 2021	0.20	—	0.20	0.08
Book Value Per Common Share
Year ended December 31, 2020	31.26	12.30	32.81	13.38
Three months ended March 31, 2021	30.78	12.33	32.42	13.23
Market Value Per Common Share
As of June 1, 2021	45.41	14.32	45.41	18.53
As of July 22, 2021	38.09	15.05	38.09	15.54

THE SELECT SPECIAL MEETING
This section contains information for Select shareholders about the Select special meeting that Select has called to allow its shareholders to consider and vote on the Select merger proposal, the Select merger-related compensation proposal and the Select adjournment proposal. Select is mailing this joint proxy statement/prospectus to you, as a Select shareholder, on or about July 28, 2021. This joint proxy statement/prospectus is accompanied by a notice of the Select special meeting and a form of proxy card that the Select board is soliciting for use at the Select special meeting and at any adjournments of the Select special meeting.
Date, Time and Place of the Select Special Meeting
The Select special meeting will be held at Select’s headquarters, located at 700 West Cumberland Street, Dunn, North Carolina 28334 on September 17, 2021, at 10:00 a.m. On or about July 28, 2021, Select commenced mailing this joint proxy statement/prospectus and the enclosed form of proxy card to its shareholders entitled to vote at the Select special meeting.
Matters to Be Considered
At the Select special meeting, Select shareholders will be asked to consider and vote upon the following matters:
•
the Select merger proposal;

•
the Select merger-related compensation proposal; and

•
the Select adjournment proposal.

Recommendation of the Select Board
The Select board has determined that the merger agreement and the transactions contemplated thereby, including the merger, are advisable and in the best interests of Select and its shareholders, has unanimously approved the merger agreement and unanimously recommends that the Select shareholders vote “FOR” the Select merger proposal, “FOR” the Select merger-related compensation proposal and “FOR” the Select adjournment proposal. See the section of this joint proxy statement/prospectus entitled “The Merger — Select’s Reasons for the Merger; Recommendation of the Select Board” beginning on page 43 for a more detailed discussion of the Select board’s recommendation.
Select Record Date and Quorum
The Select board has fixed the close of business on July 19, 2021 as the Select record date for determining the Select shareholders entitled to receive notice of and to vote at the Select special meeting.
As of the Select record date, there were 17,229,504 shares of Select common stock outstanding and entitled to vote at the Select special meeting held by 989 holders of record. Each share of Select common stock entitles the holder to one vote at the Select special meeting on each proposal to be considered at the Select special meeting.
The presence (in person or by proxy) of holders representing at least a majority of the issued and outstanding shares of Select common stock entitled to be voted at the Select special meeting constitutes a quorum for transacting business at the Select special meeting. All shares of Select common stock present in person or represented by proxy, including abstentions and broker non-votes, will be treated as present for purposes of determining the presence or absence of a quorum for all matters voted on at the Select special meeting.

Required Vote; Treatment of Abstentions, Broker Non-Votes and Failure to Vote
Select merger proposal:
•
Standard:   Approval of the Select merger proposal requires the affirmative vote of a majority of the outstanding shares of Select common stock entitled to vote at the Select special meeting.

•
Effect of abstentions and broker non-votes:   If you mark “ABSTAIN” on your proxy, fail to submit a proxy or vote in person at the Select special meeting or fail to instruct your bank or broker how to vote with respect to the Select merger proposal, it will have the same effect as a vote “AGAINST” the proposal.

Select merger-related compensation proposal:
•
Standard:   The Select merger-related compensation proposal will be approved if the votes cast at the special meeting, in person or by proxy, in favor of the proposal exceed the votes cast against the proposal.

•
Effect of abstentions and broker non-votes:   If you mark “ABSTAIN” on your proxy card, fail to submit a proxy or vote in person at the Select special meeting or fail to instruct your bank or broker how to vote with respect to the Select merger-related compensation proposal, it will have no effect on such proposal.

Select adjournment proposal:
•
Standard:   The Select adjournment proposal will be approved if the votes cast at the special meeting, in person or by proxy, in favor of the proposal exceed the votes cast against the proposal.

•
Effect of abstentions and broker non-votes:   If you mark “ABSTAIN” on your proxy, fail to submit a proxy or vote in person at the Select special meeting or fail to instruct your bank or broker how to vote with respect to the Select adjournment proposal, it will have no effect on the proposal.

Shares Held by Directors and Executive Officers
As of the Select record date, the directors and executive officers of Select and their affiliates owned and were entitled to vote 2,315,606 shares of Select common stock, representing 13.43% of the shares of Select common stock outstanding on that date. Each of the directors and executive officers of Select has entered into separate support agreements with First Bancorp, solely in his or her capacity as a Select shareholder, pursuant to which they have agreed to vote in favor of the merger agreement and against alternative transactions. For more information regarding the support agreements, see the section of this joint proxy statement/prospectus entitled “The Merger Agreement — Support agreements” beginning on page 80. As of the Select record date, First Bancorp beneficially held no shares of Select common stock.
Voting on Proxies; Incomplete Proxies
A Select shareholder may vote by proxy or in person at the Select special meeting. If you hold your shares of Select common stock in your name as a shareholder of record, to submit a proxy, you, as a Select shareholder, may use one of the following methods:
•
By telephone: by calling the toll-free number indicated on your proxy card and following the recorded instructions.

•
Through the Internet: by visiting the website indicated on your proxy card and following the instructions.

•
Complete and return the proxy card in the enclosed envelope. The envelope requires no additional postage if mailed in the United States.

Select requests that Select shareholders vote by telephone, over the Internet or by completing and signing the accompanying proxy card and returning it to Select as soon as possible in the enclosed postage-paid envelope. When a proxy is returned properly executed, the shares of Select common stock represented by it will be voted at the Select special meeting in accordance with the instructions contained on the proxy. If any proxy is returned without indication as to how to vote, the shares of Select common stock represented by the proxy will be voted as recommended by the Select board.
If a Select shareholder’s shares are held in “street name” by a bank or broker, the shareholder should check the voting form used by that firm to determine whether it may vote by telephone or the Internet.
Every Select shareholder’s vote is important. Accordingly, each Select shareholder should sign, date and return the enclosed proxy card, or vote via the Internet or by telephone, whether or not the Select shareholder plans to attend the Select special meeting in person. Sending in your proxy card or voting by telephone or on the Internet will not prevent you from voting your shares personally at the meeting, since you may revoke your proxy at any time before it is voted.
Shares Held in “Street Name”
If you are a Select shareholder and your shares are held in “street name” through a bank or a broker, you must provide the record holder of your shares with instructions on how to vote the shares. Please follow the voting instructions provided by the bank or broker. You may not vote shares held in street name by returning a proxy card directly to Select or by voting in person at the Select special meeting unless you obtain a “legal proxy” from your bank or broker. Furthermore, banks or brokers who hold shares of Select common stock on behalf of their customers will not vote your shares of Select common stock or give a proxy to Select to vote those shares with respect to the Select merger proposal without specific instructions from you, as banks or brokers do not have discretionary voting power on the Select merger proposal.
Revocability of Proxies and Changes to a Select Shareholder’s Vote
You have the power to change your vote at any time before your shares of Select common stock are voted at the Select special meeting by:
•
attending and voting in person at the Select special meeting;

•
giving notice of revocation of the proxy at the Select special meeting;

•
voting by telephone or the Internet at a later time; or

•
delivering to the Corporate Secretary of Select at 700 W. Cumberland Street, Dunn, North Carolina 28334 (i) a written notice of revocation or (ii) a duly executed proxy card relating to the same shares, bearing a date later than the proxy card previously executed.

Attendance at the Select special meeting will not in and of itself constitute a revocation of a proxy.
If you choose to send a completed proxy card bearing a later date than your original proxy card, the new proxy card must be received before the beginning of the Select special meeting. If you have instructed a bank or a broker to vote your shares of Select common stock, you must follow the directions you receive from your bank or broker in order to change or revoke your vote.
Solicitation of Proxies
Select is soliciting your proxy in conjunction with the proposals to be considered at the Select special meeting. Select will bear the entire cost of soliciting proxies from you. In addition to solicitation by mail, directors, officers and employees of Select may solicit proxies by personal interview, telephone, or electronic mail. Select reimburses brokerage houses, custodians, nominees, and fiduciaries for their expenses in forwarding proxies and proxy material to their principals. Select has retained Georgeson LLC to assist in the solicitation of proxies, which firm will, by agreement, receive compensation of $8,500, plus reimbursement of expenses, for these services. Select will bear the entire cost of soliciting proxies from you.
Attending the Select Special Meeting
If you hold your shares of Select common stock in your name as a shareholder of record and you wish to attend the Select special meeting, please bring your proxy card and evidence of your stock ownership, such as your most recent account statement, to the Select special meeting. You should also bring valid picture identification.

If your shares of Select common stock are held in “street name” in a stock brokerage account or by a bank or broker and you wish to attend the Select special meeting, you need to bring a copy of a bank or brokerage statement to the Select special meeting reflecting your stock ownership as of the record date. You should also bring valid picture identification.
Delivery of Proxy Materials to Select Shareholders Sharing an Address
As permitted by the Securities Exchange Act of 1934, as amended (which we refer to as the “Exchange Act”), only one copy of this joint proxy statement/prospectus is being delivered to multiple Select shareholders sharing an address unless Select has previously received contrary instructions from one or more such shareholders. This is referred to as “householding.” Select shareholders who hold their shares in “street name” can request further information on householding through their banks or brokers. On written or oral request to Brenda B. Bonner, Select’s Corporate Secretary, at Select’s offices at 700 West Cumberland Street, Dunn, North Carolina 28334 or by telephone at (910) 897-3664, Select will promptly deliver a separate copy of this joint proxy statement/prospectus to a shareholder at a shared address to which a single copy of the document was delivered. Alternatively, you may contact Select’s proxy solicitor, Georgeson LLC, at 1290 Avenue of the Americas, 9th Floor New York, New York 10104, or toll-free at (888) 642-8066.
Assistance
If you need assistance in completing your proxy card or voting via the Internet or by telephone, have questions regarding Select’s special meeting or would like additional copies of this joint proxy statement/prospectus, please contact Brenda B. Bonner by mail at 700 W. Cumberland Street, Dunn, North Carolina 28334 or by telephone at (910) 897-3664, or Select’s proxy solicitor, Georgeson LLC, at 1290 Avenue of the Americas, 9th Floor, New York, New York 10104, or toll-free at (888) 642-8066.
SELECT PROPOSALS
Proposal No. 1 Select Merger Proposal
Select is asking its shareholders to approve the merger agreement and approve the transactions contemplated thereby, including the merger. Select shareholders should read this joint proxy statement/prospectus carefully and in its entirety, including the annexes, for more detailed information concerning the merger agreement and the merger. A copy of the merger agreement is attached to this joint proxy statement/prospectus as Annex A.
After careful consideration, the Select board unanimously approved the merger agreement and declared the merger agreement and the transactions contemplated thereby, including the merger, to be advisable and in the best interest of Select and the Select shareholders. See the section of this joint proxy statement/prospectus entitled “The Merger — Select’s Reasons for the Merger; Recommendation of the Select Board” beginning on page 43 for a more detailed discussion of the Select board’s recommendation.
The Select board unanimously recommends a vote “FOR” the Select merger proposal.
Proposal No. 2 Select Merger-Related Compensation Proposal
Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a-21(c) of the Exchange Act, Select is seeking non-binding, advisory shareholder approval of the compensation of Select’s named executive officers that is based on or otherwise relates to the merger, as disclosed in “The Merger — Interests of Select Directors and Executive Officers in the Merger — Merger-Related Compensation for Select’s Named Executive Officers” beginning on page 65. The proposal gives Select’s shareholders the opportunity to express their views on the merger-related compensation of Select’s named executive officers. Accordingly, Select is requesting that shareholders adopt the following resolution, on a non-binding, advisory basis:
“RESOLVED, that the compensation that may be paid or become payable to Select’s named executive officers in connection with the merger and the agreements or understandings pursuant to which such compensation may be paid or become payable, in each case as disclosed pursuant to

Item 402(t) of Regulation S-K in “The Merger — Interests of Select Directors and Executive Officers in the Merger — Merger-Related Compensation for Select’s Named Executive Officers,” are hereby APPROVED.”
Approval of this proposal is not a condition to completion of the merger, and the vote with respect to this proposal is advisory only and will not be binding on Select or First Bancorp. If the merger is completed, the merger-related compensation may be paid to Select’s named executive officers to the extent payable in accordance with the terms of the compensation agreements and arrangements even if Select shareholders fail to approve the advisory vote regarding merger-related compensation.
The Select board unanimously recommends a vote “FOR,” on an advisory basis, the Select merger-related compensation proposal.
Proposal No. 3 Select Adjournment Proposal
The Select special meeting may be adjourned to another time or place, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Select special meeting to approve the Select merger proposal.
If, at the Select special meeting, the number of shares of Select common stock present or represented by proxy and voting in favor of the Select merger proposal is insufficient to approve the Select merger proposal, Select intends to move to adjourn the Select special meeting in order to enable the Select board to solicit additional proxies for approval of the Select merger proposal. In that event, Select will ask its shareholders to vote upon the Select adjournment proposal, but not the Select merger proposal or the Select merger-related compensation proposal.
In this proposal, Select is asking its shareholders to authorize the holder of any proxy solicited by the Select board on a discretionary basis to vote in favor of adjourning the Select special meeting to another time and place for the purpose of soliciting additional proxies, including the solicitation of proxies from Select shareholders who have previously voted.
The Select board unanimously recommends a vote “FOR” the Select adjournment proposal.
THE FIRST BANCORP SPECIAL MEETING
This section contains information for First Bancorp shareholders about the First Bancorp special meeting that First Bancorp has called to allow its shareholders to consider and vote on the First Bancorp merger proposal and the First Bancorp adjournment proposal. First Bancorp is mailing this joint proxy statement/prospectus to you, as a First Bancorp shareholder, on or about July 28, 2021. This joint proxy statement/prospectus is accompanied by a notice of the special meeting of First Bancorp shareholders and a form of proxy card that the First Bancorp board is soliciting for use at the First Bancorp special meeting and at any adjournments or postponements of the First Bancorp special meeting.
Date, Time and Place of the First Bancorp Special Meeting
The First Bancorp special meeting will be held on September 17, 2021 at First Bancorp’s headquarters, located at 300 SW Broad Street, Southern Pines, North Carolina 28387, at 9:00 a.m. local time. On or about July 28, 2021, First Bancorp commenced mailing this document and the enclosed form of proxy card to its shareholders entitled to vote at the First Bancorp special meeting.
Matters to Be Considered
At the First Bancorp special meeting, you, as a First Bancorp shareholder, will be asked to consider and vote upon the following matters:
•
the First Bancorp merger proposal; and

•
the First Bancorp adjournment proposal.

Recommendation of the First Bancorp Board
The First Bancorp board has determined that the merger agreement and the transactions contemplated thereby, are advisable and in the best interests of First Bancorp and its shareholders, has unanimously approved the merger agreement and unanimously recommends that First Bancorp shareholders vote “FOR” the First Bancorp merger proposal and “FOR” the First Bancorp adjournment proposal. See the section of this joint proxy statement/prospectus entitled “The Merger — First Bancorp’s Reasons for the Merger; Recommendation of the First Bancorp Board” beginning on page 53 for a more detailed discussion of the First Bancorp board’s recommendation.
First Bancorp Record Date and Quorum
The First Bancorp board has fixed the close of business on July 19, 2021 as the First Bancorp record date for determining the First Bancorp shareholders entitled to receive notice of and to vote at the First Bancorp special meeting.
As of the First Bancorp record date, there were 28,468,856 shares of First Bancorp common stock outstanding and entitled to vote at the First Bancorp special meeting held by approximately 2,310 holders of record. Each share of First Bancorp common stock entitles the holder to one vote at the First Bancorp special meeting on each proposal to be considered at the First Bancorp special meeting.
The presence at the First Bancorp special meeting, in person or by proxy, of holders of a majority of the outstanding shares of First Bancorp common stock entitled to vote at the First Bancorp special meeting will constitute a quorum for the transaction of business. All shares of First Bancorp common stock present in person or represented by proxy, including abstentions and broker non-votes, will be treated as present for purposes of determining the presence or absence of a quorum for all matters voted on at the First Bancorp special meeting.
Required Vote; Treatment of Abstentions, Broker Non-Votes and Failure to Vote
First Bancorp merger proposal:
•
Standard:   Approval of the First Bancorp merger proposal requires the affirmative vote of a majority of the outstanding shares of First Bancorp common stock.

•
Effect of abstentions and broker non-votes:   If you mark “ABSTAIN” on your proxy, fail to submit a proxy or vote in person at the First Bancorp special meeting or fail to instruct your bank or broker how to vote with respect to the First Bancorp merger proposal, it will have the same effect as a vote “AGAINST” the proposal.

First Bancorp adjournment proposal:
•
Standard:   The First Bancorp adjournment proposal will be approved if a majority of the votes cast by the holders of First Bancorp’s common stock at the First Bancorp special meeting are voted in favor of the proposal.

•
Effect of abstentions and broker non-votes:   If you mark “ABSTAIN” on your proxy, fail to submit a proxy or vote in person at the First Bancorp special meeting, or fail to instruct your bank or broker how to vote with respect to the First Bancorp adjournment proposal, it will have no effect on the proposal.

Shares Held by Directors and Executive Officers
As of the First Bancorp record date, there were 28,468,856 shares of First Bancorp common stock entitled to vote at the First Bancorp special meeting. As of the record date, the directors and executive officers of First Bancorp and their affiliates beneficially owned and were entitled to vote approximately 570,531 shares of First Bancorp common stock representing approximately 2.00% of the shares of First Bancorp common stock outstanding on that date.

Voting of Proxies; Incomplete Proxies
A First Bancorp shareholder may vote by proxy or in person at the First Bancorp special meeting. If you hold your shares of First Bancorp common stock in your name as a shareholder of record, to submit a proxy, you, as a First Bancorp shareholder, may use one of the following methods:
•
By telephone: by calling the toll-free number indicated on your proxy card and following the recorded instructions.

•
Through the Internet: by visiting the website indicated on your proxy card and following the instructions.

•
Complete and return the proxy card in the enclosed envelope. The envelope requires no additional postage if mailed in the United States.

First Bancorp requests that First Bancorp shareholders vote by telephone, over the Internet or by completing and signing the accompanying proxy card and returning it to First Bancorp as soon as possible in the enclosed postage-paid envelope. When a proxy is returned properly executed, the shares of First Bancorp common stock represented by it will be voted at the First Bancorp special meeting in accordance with the instructions contained on the proxy. If any proxy is returned without indication as to how to vote, the shares of First Bancorp common stock represented by the proxy will be voted as recommended by the Select board.
If a First Bancorp shareholder’s shares are held in “street name” by a bank or a broker, the shareholder should check the voting form used by that firm to determine whether it may vote by telephone or the Internet.
Every First Bancorp shareholder’s vote is important. Accordingly, each First Bancorp shareholder should sign, date and return the enclosed proxy card, or vote via the Internet or by telephone, whether or not the First Bancorp shareholder plans to attend the First Bancorp special meeting in person. Sending in your proxy card or voting by telephone or on the Internet will not prevent you from voting your shares personally at the meeting, since you may revoke your proxy at any time before it is voted.
Shares Held in “Street Name”
If you are a First Bancorp shareholder and your shares are held in “street name” through a bank or a broker, you must provide the record holder of your shares with instructions on how to vote the shares. Please follow the voting instructions provided by the bank or broker. You may not vote shares held in street name by returning a proxy card directly to First Bancorp or by voting in person at the First Bancorp special meeting unless you obtain a “legal proxy” from your bank or broker. Furthermore, banks or brokers who hold shares of First Bancorp common stock on behalf of their customers will not vote your shares of First Bancorp common stock or give a proxy to First Bancorp to vote those shares with respect to the First Bancorp merger proposal without specific instructions from you, as banks or brokers do not have discretionary voting power on such proposal.
Revocability of Proxies and Changes to a First Bancorp Shareholder’s Vote
You have the power to change your vote at any time before your shares of First Bancorp common stock are voted at the First Bancorp special meeting by:
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attending and voting in person at the First Bancorp special meeting;

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giving notice of revocation of the proxy at the First Bancorp special meeting;

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voting by telephone or the Internet at a later time; or

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delivering to the Corporate Secretary of First Bancorp at 300 SW Broad Street, Southern Pines, North Carolina 28387 (i) a written notice of revocation or (ii) a duly executed proxy card relating to the same shares, bearing a date later than the proxy card previously executed.

Attendance at the First Bancorp special meeting will not in and of itself constitute a revocation of a proxy.

If you choose to send a completed proxy card bearing a later date than your original proxy card, the new proxy card must be received before the beginning of the First Bancorp special meeting. If you have instructed a bank or a broker to vote your shares of First Bancorp common stock, you must follow the directions you receive from your bank or broker in order to change or revoke your vote.
Solicitation of Proxies
First Bancorp is soliciting your proxy in conjunction with the First Bancorp merger proposal. First Bancorp will bear the entire cost of soliciting proxies from you. In addition to solicitation by mail, directors, officers and employees of First Bancorp may solicit proxies by personal interview, telephone, or electronic mail. First Bancorp reimburses brokerage houses, custodians, nominees, and fiduciaries for their expenses in forwarding proxies and proxy material to their principals. First Bancorp has retained Georgeson LLC to assist in the solicitation of proxies, which firm will, by agreement, receive compensation of $8,500, plus reimbursement of expenses, for these services. First Bancorp will bear the entire cost of soliciting proxies from you.
Attending the First Bancorp Special Meeting
All First Bancorp shareholders, including holders of record and shareholders who hold their shares through banks, brokers, nominees or any other holder of record, are invited to attend the First Bancorp special meeting. First Bancorp shareholders of record can vote in person at the First Bancorp special meeting. If you are not a First Bancorp shareholder of record, you must obtain a proxy executed in your favor from the record holder of your shares, such as a broker, bank or other nominee, to be able to vote in person at the First Bancorp special meeting. If you plan to attend the First Bancorp special meeting, you must hold your shares in your own name or have a letter from the record holder of your shares confirming your ownership. In addition, you must bring a form of personal photo identification with you in order to be admitted. First Bancorp reserves the right to refuse admittance to anyone without proper proof of share ownership and without proper photo identification. The use of cameras, sound recording equipment, communications devices or any similar equipment during the First Bancorp special meeting is prohibited without First Bancorp’s express written consent.
Delivery of Proxy Materials to First Bancorp Shareholders Sharing an Address
As permitted by the Exchange Act, only one copy of this joint proxy statement/prospectus is being delivered to multiple First Bancorp shareholders sharing an address unless First Bancorp has previously received contrary instructions from one or more such shareholders. This is referred to as “householding.” First Bancorp shareholders who hold their shares in “street name” can request further information on householding through their banks, brokers or other holders of record. On written or oral request to Elizabeth B. Bostian, Executive Vice President and Corporate Secretary of First Bancorp, at (910) 246-2500. First Bancorp will deliver promptly a separate copy of this joint proxy statement/prospectus to a shareholder at a shared address to which a single copy of the document was delivered. Alternatively, you may contact First Bancorp’s proxy solicitor, Georgeson LLC, at 1290 Avenue of the Americas, 9th Floor, New York, New York 10104, or toll-free at (866) 821-2550.
Assistance
If you have any questions concerning the merger or this joint proxy statement/prospectus, would like additional copies of this joint proxy statement/prospectus or need help voting your shares of First Bancorp common stock, please contact Elizabeth B. Bostian, Executive Vice President and Corporate Secretary of First Bancorp, at 300 SW Broad Street, Southern Pines, North Carolina 28387 or by telephone at (910) 246-2500, or First Bancorp’s proxy solicitor, Georgeson LLC, at 1290 Avenue of the Americas, 9th Floor, New York, New York 10104, or toll-free at (866) 821-2550.

FIRST BANCORP PROPOSALS
Proposal No. 1 First Bancorp Merger Proposal
First Bancorp is asking its shareholders to approve the merger agreement and approve the transactions contemplated thereby, including the merger. First Bancorp shareholders should read this joint proxy statement/prospectus carefully and in its entirety, including the annexes, for more detailed information concerning the merger agreement, the merger and the First Bancorp share issuance. A copy of the merger agreement is attached to this joint proxy statement/prospectus as Annex A.
After careful consideration, the First Bancorp board unanimously approved the merger agreement and declared the merger agreement and the transactions contemplated thereby, including the merger and the First Bancorp share issuance, to be advisable and in the best interests of First Bancorp and the First Bancorp shareholders. See the section of this joint proxy statement/prospectus entitled “The Merger — First Bancorp’s Reasons for the Merger; Recommendation of the First Bancorp Board” beginning on page 53 for a more detailed discussion of the First Bancorp board’s recommendation.
The First Bancorp board unanimously recommends that First Bancorp shareholders vote “FOR” the First Bancorp merger proposal.
Proposal No. 2 First Bancorp Adjournment Proposal
The First Bancorp special meeting may be adjourned to another time or place, if necessary or appropriate, to permit, among other things, further solicitation of proxies if necessary to obtain additional votes in favor of the First Bancorp merger proposal.
If, at the First Bancorp special meeting, the number of shares of First Bancorp common stock present or represented by proxy and voting in favor of the First Bancorp merger proposal is insufficient to approve such proposal, First Bancorp intends to move to adjourn the First Bancorp special meeting in order to solicit additional proxies for the approval of the First Bancorp merger proposal. In that event, First Bancorp will ask its shareholders to vote upon the First Bancorp adjournment proposal, but not the First Bancorp merger proposal.
In this proposal, First Bancorp is asking its shareholders to authorize the holder of any proxy solicited by the First Bancorp board on a discretionary basis to vote in favor of adjourning the First Bancorp special meeting to another time and place for the purpose of soliciting additional proxies, including the solicitation of proxies from First Bancorp shareholders who have previously voted.
The First Bancorp board unanimously recommends that First Bancorp shareholders vote “FOR” the First Bancorp adjournment proposal.
INFORMATION ABOUT FIRST BANCORP
First Bancorp is the fifth largest bank holding company headquartered in North Carolina. At March 31, 2021, First Bancorp had total consolidated assets of approximately $7.7 billion, total loans of approximately $4.6 billion, total deposits of approximately $6.7 billion, and shareholders’ equity of approximate $0.9 billion. First Bancorp’s principal activity is the ownership and operation of First Bank, a state-chartered bank with its main office in Southern Pines, North Carolina.
First Bank was organized in 1934 and began banking operations in 1935 as the Bank of Montgomery, named for the county in which it operated. Until 2013, First Bank’s main office was in Troy, North Carolina, located in the center of Montgomery County. In September 2013, First Bancorp and First Bank moved their main offices approximately 45 miles to Southern Pines, North Carolina, in Moore County. First Bank conducts business from 102 branches covering a geographical area from Florence, South Carolina to the south, to Wilmington, North Carolina to the east, to Kill Devil Hills, North Carolina to the northeast, to Mayodan, North Carolina to the north, and to Asheville, North Carolina to the west. Of the bank’s 102 branches, 96 branches are in North Carolina and six branches are in South Carolina. Ranked by assets, First Bank was the fifth largest bank headquartered in North Carolina as of March 31, 2021 and one of two banks with total assets between $4 billion and $45 billion.

First Bank has two wholly owned subsidiaries, SBA Complete and Magnolia Financial. SBA Complete specializes in providing consulting services for financial institutions across the country related to SBA loan origination and servicing. Magnolia Financial is a business financing company that offers accounts receivable financing and factoring, inventory financing, and purchase order financing throughout the southeastern United States.
First Bancorp’s common stock trades on the NASDAQ GSM under the ticker symbol “FBNC”.
First Bancorp and First Bank’s principal executive offices are located at 300 SW Broad Street, Southern Pines, North Carolina, 28387, and their telephone number is (910) 246-2500. First Bank’s website is located at www.localfirstbank.com. Information on First Bank’s website is not incorporated into this document by reference and is not a part hereof.
INFORMATION ABOUT SELECT
Select is the ninth largest bank holding company headquartered in North Carolina. At March 31, 2021, Select had total consolidated assets of approximately $1.8 billion, total loans of approximately $1.3 billion, total deposits of approximately $1.6 billion, and shareholders’ equity of approximate $212 million. Select’s principal activity is the ownership and operation of Select Bank, a state-chartered bank with its main office in Dunn, North Carolina.
Select Bank was organized in 2000 and began banking operations in 2000 as New Century Bank. Select Bank conducts business from 22 banking locations in North Carolina, South Carolina, and Virginia. Ranked by assets, Select Bank was the ninth largest bank headquartered in North Carolina as of March 31, 2021.
Select’s common stock trades on the NASDAQ GM under the ticker symbol “SLCT”.
Select and Select Bank’s principal executive offices are located at 700 West Cumberland Street, Dunn, North Carolina 28334, and their telephone number is (910) 892-7080. Select Bank’s website is located at www.selectbank.com. Information on Select Bank’s website is not incorporated into this document by reference and is not a part hereof.
THE MERGER
The following discussion contains certain information about the merger. The discussion is subject, and qualified in its entirety by reference, to the merger agreement attached as Annex A to this joint proxy statement/prospectus and incorporated herein by reference. We urge you to read carefully this entire joint proxy statement/prospectus, including the merger agreement attached as Annex A, for a more complete understanding of the merger.
Terms of the Merger
Each of the First Bancorp board and the Select board has unanimously approved the merger agreement. The merger agreement provides that Select will merge with and into First Bancorp, with First Bancorp continuing as the surviving corporation in the merger, and immediately following the completion of the merger, Select Bank will merge with and into First Bank, with First Bank being the surviving entity in the bank merger.
In the merger, each issued and outstanding share of Select common stock, except for certain specified shares owned by First Bancorp or Select, will be converted into the right to receive 0.408 shares of First Bancorp common stock. No fractional shares of First Bancorp common stock will be issued in connection with the merger, and Select shareholders will instead be entitled to receive cash in lieu thereof.
Select shareholders and First Bancorp shareholders are being asked to approve the merger agreement. See the section of this joint proxy statement/prospectus entitled “The Merger Agreement” beginning on page 72 for additional and more detailed information regarding the legal documents that govern the merger, including information about the conditions to the completion of the merger and the provisions for terminating or amending the merger agreement.

Background of the Merger
The Select board has regularly reviewed and discussed Select’s business strategy, performance and prospects in the context of developments in the banking industry, the regulatory environment and the competitive landscape. These discussions have included possible strategic alternatives available to Select, such as potential acquisitions or business combinations involving other financial institutions. In connection with the evaluation of these strategic alternatives, William L. Hedgepeth II, President and Chief Executive Officer of Select, has had, from time to time, informal discussions with representatives of other financial institutions.
Select began the process of actively seeking a potential merger partner in March of 2021. As part of this process, Select contacted four potential merger partners during April of 2021, including First Bancorp. We refer to the potential merger partners other than First Bancorp as “Bank A,” “Bank B,” and “Bank C.” On April 3, 2021, Mr. Hedgepeth and J. Gary Ciccone, Chair of the Select board, met with the president and chief executive officer of Bank A and discussed a potential transaction between Select and Bank A, including potential pricing and cultural fit of the two institutions.
On April 7, 2021, Richard H. Moore, Chief Executive Officer of First Bancorp, and Michael G. Mayer, President of First Bancorp and Chief Executive Officer and President of First Bank, met with Messrs. Hedgepeth and Ciccone. At this meeting, the parties discussed the potential advantages of a strategic combination to Select, First Bancorp, and their respective shareholders and customers, and also discussed the potential pricing of such a combination. At the conclusion of the meeting, the participants agreed that the potential combination had merit and that discussions should continue.
On April 8, 2021, First Bancorp delivered a proposed mutual non-disclosure agreement and exclusivity agreement to Select for its consideration. On April 12, 2021, Messrs. Hedgepeth and Ciccone, along with another member of Select’s board of directors, met with representatives of Bank B, including its president, chief executive officer, and chairman, and its chief financial officer, to discuss potential pricing and corporate cultural issues in connection with a possible transaction between Select and Bank B.
On April 13, 2021, First Bancorp and Select entered into a mutual non-disclosure agreement, so that both parties could commence a mutual due diligence investigation and engage in meaningful discussions on pricing and other material terms of a possible transaction. On April 15, 2021, Select executed a mutual non-disclosure agreement with Bank B.
Over the next several weeks, Select and First Bancorp continued discussions and began conducting their due diligence investigations with the assistance of their respective legal counsel. Additionally, First Bancorp, with its financial advisor, KBW, and Select, with its financial advisor, Raymond James, analyzed the financial and strategic aspects of a possible combination.
On April 27, 2021, the First Bancorp board met to discuss the potential transaction with Select. Members of First Bancorp’s management team informed the First Bancorp board of the status of discussions with Select regarding a potential transaction and discussed potential transaction assumptions, structures and pricing.
The Select board also held a regularly scheduled meeting on April 27, 2021. In addition to its regular business, the Select board was joined by a representative of Raymond James, who reviewed a preliminary analysis of a potential merger of Select and First Bancorp. The Select board discussed the potential transaction and asked questions of Select’s management team and Raymond James. Following discussion, the Select board authorized management to execute an exclusivity agreement with First Bancorp. On April 28, 2021, Mr. Hedgepeth met with the chairman and chief executive officer of Bank C to discuss a potential transaction between Select and Bank C, including potential pricing and cultural fit of the institutions. Select thereafter determined that the pricing of a potential transaction with First Bancorp was superior to the pricing indications received from Bank A, Bank B, and Bank C, and decided to end its communications with those institutions regarding a potential transaction.
On April 29, 2021, Select and First Bancorp executed an exclusivity agreement that provided for a 45-day exclusivity period ending on June 14, 2021. Select informed Bank A, Bank B, and Bank C that it would not be pursuing further discussions with those institutions.

On May 14, 2021, representatives of Select and Raymond James met with First Bancorp senior management as part of Select’s reverse due diligence procedures to discuss First Bancorp and its strategic goals. The Select board met by telephone on May 18, 2021 to discuss the progress and pricing of the potential merger with First Bancorp. A representative of Raymond James participated in this discussion and provided an analysis of the proposed pricing of the transaction and other financial metrics.
As part of their respective due diligence procedures, on May 19, 2021, First Bancorp management and Select management met in-person to discuss questions that had arisen during their respective due diligence, and on-going strategic initiatives.
During the last two weeks of May 2021, Select, First Bancorp, and their respective legal advisers engaged in final due diligence, negotiated the final terms of the definitive merger agreement and the support agreements, and prepared disclosure schedules related to the definitive merger agreement. Final due diligence by each of Select and First Bancorp was conducted through in-person meetings, phone calls, and document review and, among other things, involved discussions of strategic fit, management philosophy and organizational structure, including the roles of certain Select executive officers with First Bancorp following the merger.
The Select board held a meeting on May 25, 2021. Representatives of Raymond James and Select’s outside legal counsel, Wyrick Robbins Yates & Ponton LLP (which we refer to as “Wyrick Robbins”), joined the meeting to provide an update on the potential merger with First Bancorp. Representatives of Raymond James presented a preliminary financial analysis in connection with the potential delivery of a fairness opinion to the Select board. Representatives of Wyrick Robbins reviewed a draft of the definitive merger agreement. The Select board engaged in an extensive discussion of the proposed financial and legal terms of the merger. The Select board also discussed the impact of the potential transaction on Select’s employees, including members of the executive management team. The Select board discussed severance arrangements for employees , and received information from Select’s management on proposed post-merger employment and consulting arrangements that First Bancorp was discussing with Mr. Hedgepeth and Lynn H. Johnson, Select’s executive vice president and chief operating officer, as well as potential payments that would be due to members of the executive management team under their existing agreements with Select.
On May 28, 2021, the Select board, along with Raymond James and Wyrick Robbins, held a special board meeting to review the proposed definitive merger agreement. Select management also reviewed with the board a summary of Select’s reverse due diligence. At this meeting, Raymond James reviewed the financial aspects of the proposed merger and rendered to the Select board an opinion to the effect that, as of that date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by Raymond James as set forth in such opinion, the merger consideration in the proposed merger was fair, from a financial point of view, to the holders of Select common stock. See the section of the joint proxy statement/prospectus entitled “— Opinion of Select’s Financial Advisor” beginning on page 45. Representatives of Wyrick Robbins reviewed with the members of the Select board their fiduciary duties to Select and its shareholders, as well as their duties under the terms of the proposed definitive merger agreement with respect to the receipt of other offers, or discussions of other offers, if the definitive merger agreement is executed. Wyrick Robbins also led a discussion with the board regarding the proposed definitive merger agreement, including the negotiated changes since the version reviewed by the board at the May 25, 2021 meeting. After further discussion, the Select board unanimously adopted and approved the definitive merger agreement and unanimously determined to recommend the merger agreement to the Select shareholders for approval. Each of the Select directors and executive officers also executed support agreements in favor of the merger to be held in escrow pending execution of the definitive merger agreement by Select and First Bancorp.
On June 1, 2021, the First Bancorp board held a meeting to further evaluate and consider the terms of the proposed transaction with Select, and the adoption of the merger agreement and the related transaction documents. Members of First Bancorp’s management team and representatives of KBW and First Bancorp’s outside legal counsel, Brooks, Pierce, McLendon, Humphrey and Leonard L.L.P. (which we refer to as “Brooks Pierce”), were also in attendance. At the meeting, KBW reviewed the financial aspects of the merger and rendered to the First Bancorp board an opinion to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the exchange ratio in the merger was fair, from a financial point of view, to First Bancorp. See the section of this joint proxy statement/prospectus entitled “— Opinion of First Bancorp’s Financial Advisor” beginning on page 54 for more information. Representatives of Brooks Pierce reviewed the applicable legal principles, the terms and conditions of the merger agreement and related transaction documents. After considering the proposed terms of the merger agreement and related transaction documents and the various presentations of First Bancorp’s financial and legal advisors, and taking into consideration the matters discussed during that meeting and prior meetings of the First Bancorp board, including the factors described under the section of this joint proxy statement/prospectus entitled “— First Bancorp’s Reasons for the Merger; Recommendation of the First Bancorp Board” beginning on page 53, the First Bancorp board unanimously approved and adopted the merger agreement and the transactions contemplated by it, including the First Bancorp share issuance, and unanimously determined to recommend that First Bancorp’s shareholders approve the First Bancorp merger proposal.
Subsequently, the merger agreement and related transaction documents were executed and delivered and the transaction announced on the evening of June 1, 2021 in a press release issued jointly by First Bancorp and Select.
Select’s Reasons for the Merger; Recommendation of the Select Board
After careful consideration, the Select board, at a meeting held on May 28, 2021, determined that the merger agreement is in the best interests of Select and its shareholders. Accordingly, the Select board approved the merger agreement and unanimously recommends that Select shareholders vote “FOR” the Select merger proposal.
In reaching its decision to approve the merger agreement, the merger and the other transactions contemplated by the merger agreement, and to recommend that its shareholders approve the Select merger proposal, the Select board evaluated the merger agreement, the merger and the transactions contemplated by the merger agreement in consultation with Select management, as well as its legal counsel and financial advisor, and considered a number of factors in favor of the merger, including the following material factors, which are not presented in order of priority:
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the Select board’s review of Select’s business, financial condition, results of operations and prospects, including, but not limited to, its potential for growth, development, productivity and profitability;

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the current and prospective environment in which Select operates, including national and local economic conditions, the competitive environment for financial institutions generally, the increased regulatory burden on financial institutions generally and the trend toward consolidation in the financial services industry;

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the Select board’s belief that significant growth is required for Select to be in a position to deliver a competitive return to its shareholders;

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the Select board’s review, with the assistance of Select’s management and legal and financial advisors, of strategic alternatives to the merger, including the possibility of remaining independent;

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the Select board’s review, based in part on the due diligence performed by Select in connection with the transaction, of First Bancorp’s business, financial condition, results of operations and management; the performance of First Bancorp’s common stock on both a historical and prospective basis; the strategic fit between the parties; the potential synergies expected from the merger; the geographic fit between Select’s and First Bancorp’s service areas; and the business risks associated with the merger;

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the expectation that the merger will provide holders of Select common stock the opportunity to receive a substantial premium over the historical trading prices for their shares and that the exchange of shares of First Bancorp common stock for Select common stock is expected to be tax-free for U.S. federal income tax purposes;

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the expected pro forma financial impact of the transaction, taking into account anticipated cost savings and other factors, on both Select shareholders and First Bancorp shareholders;

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the Select board’s expectation that the combined company will have a strong capital position upon completion of the transaction;

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the structure of the transaction as a stock-for-stock merger following which Select’s existing shareholders will continue to participate in the future success of the combined company and reap the benefits of any synergies achieved or any future transactions that might be pursued by the combined company;

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the fact that the exchange ratio is fixed, which the Select board believes is consistent with market practice for transactions of this type and with the strategic purpose of the transaction;

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the Select board’s knowledge of the strategic alternatives available to Select;

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the Select board’s review with its legal and financial advisors of the financial and other terms of the merger agreement, including the fixed exchange ratio and expected tax treatment;

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the opinion, dated May 28, 2021, of Raymond James to the Select board as to the fairness, from a financial point of view and as of the date of the opinion, to the holders of Select common stock of the exchange ratio in the merger, as more fully described below under the section of this joint proxy statement/prospectus entitled “— Opinion of Select’s Financial Advisor” on page 45;

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the similarity between Select’s and First Bancorp’s management philosophies, approaches and commitments to the communities, customers and shareholders they each serve and their respective employees;

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the effects of the merger on Select’s employees, including the prospects for continued employment and the severance and other benefits agreed to be provided by First Bancorp;

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the impact of the merger on depositors, customers and communities served by Select and the expectation that the combined entity will continue to provide quality service to the communities and customers currently served by Select; and

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the enhanced likelihood of realizing the strategic benefits of the proposed combination that the Select board believes will result from the continuity provided to Select shareholders by the corporate governance aspects of the proposed combination including the employment and consulting agreements entered into between First Bancorp and Mr. Hedgepeth and Ms. Johnson and First Bancorp’s agreement, upon the closing of the merger, to appoint two current members of the Select board as directors of First Bancorp and First Bank.

The Select board also considered potential risks relating to the merger, including the following, which are not presented in order of priority:
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the regulatory and other approvals required in connection with the merger and the expectation that such regulatory approvals will be received in a timely manner and without the imposition of unacceptable conditions;

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the potential for diversion of management and employee attention, and for employee attrition, during the period prior to the completion of the merger and the potential effect on Select’s business and relations with customers, service providers and other stakeholders, whether or not the merger is completed;

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the merger agreement provisions generally requiring Select to conduct its business in the ordinary course and the other restrictions on the conduct of Select’s business prior to completion of the merger, which may delay or prevent Select from undertaking business opportunities that may arise pending completion of the merger;

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with stock consideration based on a fixed exchange ratio, the risk that the value of the consideration to be paid to Select shareholders could be adversely affected by a decrease in the trading price of First Bancorp common stock during the pendency of the merger;

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legal claims from purported shareholders challenging the merger;

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expected benefits and synergies sought in the merger, including cost savings and First Bancorp’s ability to successfully market its financial products to Select’s customers, may not be realized or may not be realized within the expected time period;

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the challenges of integrating the businesses, operations and employees of Select and First Bancorp;

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certain provisions of the merger agreement prohibit Select from soliciting, and limit its ability to respond to, proposals for alternative transactions;

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Select’s obligation to pay First Bancorp a termination fee of $11.5 million in certain circumstances, as described in the section entitled “The Merger Agreement — Termination and Conditions of Closing” on page 75, may deter others from proposing an alternative transaction that may be more advantageous to Select’s shareholders;

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Select’s directors and executive officers may have interests in the merger that are different from or in addition to those of its shareholders generally, as described in the section entitled “The Merger — Interests of Select’s Directors and Executive Officers in the Merger” on page 65; and

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the other risks described in the section of this joint proxy statement/prospectus entitled “Risk Factors” beginning on page 14 and the risks of investing in First Bancorp common stock identified in the Risk Factors sections of First Bancorp’s periodic reports filed with the SEC and incorporated by reference herein.

In reaching its decision to recommend approval of the Select merger-related compensation proposal to Select shareholders, the Select board, considered, among other things, (i) that the various plans and arrangements pursuant to which change of control, equity acceleration and other payments are required by their terms to be made, have previously formed part of Select’s overall compensation program for its named executive officers, which program has been disclosed to Select shareholders as required by the rules of the SEC in the Compensation Discussion and Analysis and related sections of Select’s annual proxy statements and which received non-binding shareholder approval at Select’s annual meetings since 2013, and (ii) the necessity of preserving Select’s business prior to the closing of the merger and in the event the merger is not completed.
The foregoing discussion of the factors considered by the Select board is not intended to be exhaustive, but, rather, includes the material factors considered by the Select board. In reaching its decision to approve the merger agreement, the merger and the other transactions contemplated by the merger agreement, the Select board did not quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. The Select board considered all these factors as a whole, including discussions with, and questioning of, Select’s management and Select’s financial and legal advisors, and overall considered the factors to be favorable to, and to support, its determination. It should be noted that this explanation of the Select board’s reasoning and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under the section of this joint proxy statement/prospectus entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 19.
For the reasons set forth above, the Select board determined that the merger agreement and the transactions contemplated thereby are advisable and in the best interests of Select and its shareholders, and approved the merger agreement. The Select board recommends that the Select shareholders vote “FOR” the Select merger proposal.
Opinion of Select’s Financial Advisor
Select formally retained Raymond James as financial advisor on May 6, 2021. Pursuant to that engagement, the Select board requested that Raymond James evaluate the fairness, from a financial point of view, to the holders of Select’s outstanding common stock (other than “extinguished shares”, described below) of the merger consideration to be received by such holders pursuant to the merger agreement.
At a meeting of the Select board held on May 28, 2021, representatives of Raymond James rendered Raymond James’s opinion, as of such date, that, based upon and subject to the qualifications, assumptions and other matters set forth in its written opinion, the right to receive 0.408 of a share of First Bancorp common stock for each share of Select common stock, which we refer to in this discussion as the “merger consideration,” in the merger pursuant to the merger agreement, was fair, from a financial point of view, to the holders of Select common stock (other than extinguished shares). The full text of the written opinion of

Raymond James, dated May 28, 2021, which sets forth, among other things, the various qualifications, assumptions and limitations on the scope of the review undertaken, is attached as Annex B to this joint proxy statement/prospectus. Any summaries of the opinion of Raymond James set forth in this joint proxy statement/prospectus are qualified in their entirety by reference to the full text of its written opinion. Holders of Select common stock are urged to read the opinion in its entirety.
Raymond James provided its opinion for the information of the Select board (solely in its capacity as such) in connection with, and for purposes of, its consideration of the merger and its opinion only addresses whether the merger consideration to be received by the holders of Select common stock (other than extinguished shares) in the merger pursuant to the merger agreement was fair, from a financial point of view, to such holders. The opinion of Raymond James does not address the consideration to be received by the holders, if any, of “extinguished shares,” which are defined by the merger agreement as shares of Select common stock issued and outstanding immediately prior to the merger and owned by any of the parties or their respective subsidiaries (in each case other than shares of Select common stock held on behalf of third parties or as a result of debts previously contracted).
The opinion of Raymond James does not address any other term or aspect of the merger agreement or the merger contemplated thereby. The Raymond James opinion does not constitute a recommendation to the Select board or to any holder of Select common stock as to how the board, such shareholder or any other person should vote or otherwise act with respect to the merger or any other matter. Raymond James did not, and does not, express any opinion as to the likely trading range of First Bancorp common stock following the merger, which may vary depending on numerous factors that generally impact the price of securities or on the financial condition of First Bancorp at that time.
In connection with its review of the proposed merger and the preparation of its opinion, Raymond James, among other things:
•
reviewed the financial terms and conditions as stated in the draft of the merger agreement distributed to the working group by counsel to First Bancorp on May 27, 2021 (which we refer to in this section as the “draft agreement”);

•
reviewed certain information related to the historical condition and prospects of Select and First Bancorp, as made available to Raymond James by or on behalf of Select, including, but not limited to, (a) financial projections for each of Select and First Bancorp certified by the management of Select (which we refer to in this section together, as the “Projections”) and (b) certain forecasts and estimates of potential cost savings, operating efficiencies, revenue effects, and other pro forma financial adjustments expected to result from the merger, which were authorized and reviewed by the management of Select (which we refer to in this section as the “Pro Forma Financial Adjustments”);

•
reviewed Select’s and First Bancorp’s (a) audited consolidated financial statements for the years ended December 31, 2020, December 31, 2019 and December 31, 2018, and (b) unaudited consolidated financial statements for the three-month period ended March 31, 2021;

•
reviewed Select’s and First Bancorp’s recent public filings and certain other publicly available information regarding Select and First Bancorp;

•
reviewed the financial and operating performance of Select and First Bancorp and those of other selected public companies that Raymond James deemed to be relevant;

•
considered certain publicly available financial terms of certain transactions that Raymond James deemed to be relevant;

•
reviewed the current and historical market prices and trading volume for Select’s common stock and for First Bancorp’s common stock, and the current market prices of the publicly traded securities of certain other companies that Raymond James deemed to be relevant;

•
conducted such other financial studies, analyses and inquiries and considered such other information and factors, as Raymond James deemed appropriate;

•
received a certificate addressed to Raymond James from a member of senior management of Select regarding, among other things, the accuracy of the information, data and other materials (financial or otherwise) provided to, or discussed with, Raymond James by or on behalf of Select; and

•
discussed with members of the senior management of Select and First Bancorp certain information relating to the aforementioned and any other matters which Raymond James deemed relevant to its inquiry including, but not limited to, the past and current business operations of Select and First Bancorp and the financial condition, future prospects and operations of Select and First Bancorp, respectively.

With Select’s consent, Raymond James assumed and relied upon the accuracy and completeness of all information supplied by or on behalf of Select, or otherwise reviewed by or discussed with Raymond James, and Raymond James did not undertake any duty or responsibility to, nor did Raymond James, independently verify any of such information. Raymond James did not make or obtain an independent appraisal of the assets or liabilities (contingent or otherwise) of Select or First Bancorp. Raymond James is not an expert in accounting principles generally accepted in the United States of America (which we refer to as “GAAP”) or the evaluation of loan and lease portfolios for purposes of assessing the adequacy of the allowances for loan and lease losses or any other reserves of each of Select and First Bancorp; accordingly, Raymond James assumed that such allowances and reserves are in the aggregate adequate to cover such losses. With respect to the Projections, Pro Forma Financial Adjustments, and any other information and data provided to or otherwise reviewed by or discussed with Raymond James, Raymond James, with Select’s consent, assumed that the Projections and such other information and data were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of management of Select and First Bancorp, and Raymond James relied upon Select to advise Raymond James promptly if any information previously provided became inaccurate or was required to be updated during the period of its review. Raymond James expressed no opinion with respect to the Projections, Pro Forma Financial Adjustments or the assumptions on which they were based. Based upon the terms specified in the merger agreement, Raymond James assumed that the merger will qualify as a reorganization under the provisions of Section 368(a) of the Code. Raymond James relied upon and assumed, without independent verification, that the final form of the merger agreement would be substantially similar to the draft agreement reviewed by Raymond James in all respects material to its analysis, and that the merger would be consummated in accordance with the terms of the merger agreement without waiver of or amendment to any of the conditions thereto and without adjustment to the merger consideration. Furthermore, Raymond James assumed, in all respects material to its analysis, that the representations and warranties of each party contained in the merger agreement were true and correct and that each party would perform all of the covenants and agreements required to be performed by it under the merger agreement without being waived. Raymond James also relied upon and assumed, without independent verification, that (i) the merger would be consummated in a manner that complies in all respects with all applicable international, federal and state statutes, rules and regulations, and (ii) all governmental, regulatory or other consents and approvals necessary for the consummation of the merger would be obtained and that no delay, limitations, restrictions or conditions would be imposed or amendments, modifications or waivers made that would have an effect on the merger or Select that would be material to its analysis or opinion.
Raymond James expressed no opinion as to the underlying business decision to effect the merger, the structure or tax consequences of the merger, or the availability or advisability of any alternatives to the merger. The Raymond James opinion is limited to the fairness, from a financial point of view, of the merger consideration to be received by the holders of common stock (other than extinguished shares). Raymond James expressed no opinion with respect to any other reasons (legal, business, or otherwise) that may support the decision of the Select board to approve or consummate the merger. Furthermore, no opinion, counsel or interpretation was intended by Raymond James on matters that require legal, accounting or tax advice. Raymond James assumed that such opinions, counsel or interpretations had been or would be obtained from appropriate professional sources. Furthermore, Raymond James relied, with the consent of Select, on the fact that Select was assisted by legal, accounting and tax advisors, and, with the consent of Select relied upon and assumed the accuracy and completeness of the assessments by Select and its advisors, as to all legal, accounting and tax matters with respect to Select and the merger.
In formulating its opinion, Raymond James considered only the merger consideration to be received by the holders of Select common stock, and Raymond James did not consider, and its opinion did not address, the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Select, or such class of persons, in connection with the merger whether relative to the merger consideration or otherwise. Raymond James was not requested to opine as to, and its opinion did not express an opinion as to or otherwise address, among other things, (i) the fairness of the merger to the holders of any class of securities, creditors or other constituencies of Select, or to any other party, except and only to the extent expressly set forth in the last sentence of its opinion or (ii) the fairness of the merger to any one class or group of Select’s or any other party’s security holders or other constituents vis-à-vis any other class or group of Select’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration to be received in the merger amongst or within such classes or groups of security holders or other constituents). Raymond James expressed no opinion as to the impact of the merger on the solvency or viability of Select or First Bancorp or the ability of Select or First Bancorp to pay their respective obligations when they come due.
Material Financial Analyses
The following summarizes the material financial analyses reviewed by Raymond James with the Select board at its meeting on May 28, 2021, which material was considered by Raymond James in rendering its opinion. No company or transaction used in the analyses described below is identical or directly comparable to Select, First Bancorp, or the contemplated transaction.
Contribution Analysis.   Raymond James analyzed the relative contribution of Select and First Bancorp to certain financial and operating metrics for the pro forma combined company resulting from the merger. The financial and operating metrics included: (i) total assets; (ii) total gross loans; (iii) total deposits; (iv) tangible common equity; (v) net income for the year ended March 31, 2021; (vi) estimated 2021 net income and; (vii) estimated 2022 net income. Metrics (i)  – (iv) above were as of March 31, 2021. The relative contribution analysis did not give effect to the Pro Forma Financial Adjustments. The results of this analysis are summarized in the table below:
	Relative Contribution		Implied Exchange Ratio
	First Bancorp	Select Bancorp, Inc.
Total Assets	80.9%	19.1%	0.39x
Total Gross Loans	77.6%	22.4%	0.48x
Total Deposits	81.0%	19.0%	0.39x
Tangible Common Equity	78.7%	21.3%	0.45x
LTM Net Income	84.6%	15.4%	0.30x
2021E Net Income	83.0%	17.0%	0.34x
2022E Net Income	81.7%	18.3%	0.37x
Exchange Ratio in the Merger			0.408x
Discounted Cash Flow Analysis.   Raymond James performed a discounted cash flow analysis of Select and First Bancorp based on the Projections. Consistent with the periods included in the Projections, Raymond James used calendar year 2026 as the final year for the analysis and applied multiples, ranging from 13.0x to 15.0x, to calendar year 2026 earnings in order to derive a range of terminal values for Select and First Bancorp in 2025.
For Select, Raymond James used discount rates ranging from 11% to 13%. For First Bancorp, Raymond James used discount rates ranging from 10% to 12%. Raymond James arrived at its discount rate ranges by using the 2020 Duff & Phelps Valuation Handbook. Raymond James reviewed the ranges of implied per share values indicated by the discounted cash flow analysis for both Select and First Bancorp and calculated a range of implied exchange ratios by dividing the maximum implied per share value of Select common stock by the minimum implied per share value of First Bancorp common stock to calculate the maximum implied exchange ratio, and by dividing the minimum implied per share value of Select common stock by the maximum implied per share value of First Bancorp common stock to calculate the minimum implied exchange ratio. The results of the discounted cash flow analysis are summarized in the table below:

	Implied Per Share Value				Implied Exchange Ratio
	First Bancorp		Select Bancorp, Inc.
	Low	High	Low	High	Low/High	High/Low
Net Income Terminal Multiple	$40.24	$47.89	$16.77	$19.87	0.35x	0.49x
Exchange Ratio in the Merger					0.408x
Selected Companies Analysis.   Raymond James reviewed certain data for selected companies with publicly traded equity securities that it deemed relevant for its analysis. The selected groups represent companies Raymond James believed relevant to each of Select and First Bancorp. For First Bancorp, Raymond James selected certain companies that: (i) are headquartered in Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina, Tennessee, Virginia, or West Virginia; (ii) have total assets between $5.0 billion and $16.0 billion; and (iii) are traded on the NASDAQ, the New York Stock Exchange (the “NYSE”), or NYSE American Exchange (the “NYSEAM”). For Select, Raymond James selected certain companies that: (i) are headquartered in the Southeast; (ii) have total assets between $1.0 billion and $3.0 billion; and (iii) are traded on the NASDAQ, NYSE, or NYSEAM. Raymond James excluded Live Oak Bancshares, Inc. (NASDAQ: LOB) from the First Bancorp selected companies due to its differentiated business model.
No company used in the analysis described below is identical or directly comparable to either First Bancorp or Select. The selected companies Raymond James deemed relevant based on the criteria noted above include the following:
Selected Companies for First Bancorp	Selected Companies for Select
Renasant Corp. (RNST)	MVB Financial Corp. (MVBF)
TowneBank (TOWN)	Southern First Bancshares, Inc. (SFST)
ServisFirst Bancshares, Inc. (SFBS)	Professional Holding Corp. (PFHD)
FB Financial Corp. (FBK)	C&F Financial Corp. (CFFI)
Seacoast Banking Corp. of FL (SBCF)	MetroCity Bankshares, Inc. (MCBS)
Amerant Bancorp, Inc. (AMTB)	FVCBankcorp, Inc. (FVCB)
City Holding Co. (CHCO)	Colony Bankcorp, Inc. (CBAN)
The First Bancshares, Inc. (FBMS)	MainStreet Bancshares, Inc. (MNSB)
Community Bankers Trust Corp. (ESXB)
National Bankshares Inc. (NKSH)
Citizens Holding Co. (CIZN)
Peoples Bancorp of NC, Inc. (PEBK)
First Community Corp. (FCCO)
Old Point Financial Corp. (OPOF)
First National Corp. (FXNC)
Raymond James calculated various financial multiples for each selected company, including its closing price per share on May 27, 2021 compared to: (i) basic tangible book value (which we refer to as “TBV”) per share at March 31, 2021 as shown by S&P Global Market Intelligence; (ii) core earnings per share (which we refer to as “EPS”) by and for the twelve months ended March 31, 2021; and (iii) consensus forward operating earnings per share (which we refer to as “‘21E EPS”) for the 2021 fiscal year based on S&P Global Market Intelligence data. The estimates published by Wall Street research analysts were not prepared in connection with the merger or at the request of Raymond James and may or may not prove to be accurate. Raymond James reviewed the 75th percentile and 25th percentile relative valuation multiples of the selected companies. The results of the selected companies analysis for both Select and for First Bancorp are summarized below:

	Selected Companies for First Bancorp			Selected Companies for Select Bancorp, Inc.
	25th Percentile	75th Percentile		25th Percentile	75th Percentile
Tangible Book Value	178%	216%	Tangible Book Value	109%	134%
LTM Core Earnings per Share	14.9x	18.6x	LTM Core Earnings per Share	10.2x	14.3x
2021E Earnings per Share	13.0x	17.9x	2021E Earnings per Share	10.1x	12.8x
Taking into account the results of the selected companies analysis, Raymond James applied the 75th and 25th percentiles of the price to TBV per share ratio to corresponding financial data for both Select and First Bancorp. Raymond James reviewed the ranges of implied per share values and calculated a range of implied exchange ratios by dividing the higher implied per share value of Select by the lower implied per share value of First Bancorp to calculate the high implied exchange ratio, and by dividing the lower implied per share value of Select by the higher implied per share value of First Bancorp to calculate the low implied exchange ratio. The results of the selected companies analysis are summarized below:
	Implied Per Share Value				Implied Exchange Ratio
	First Bancorp		Select Bancorp, Inc.
	25th Percentile	75th Percentile	25th Percentile	75th Percentile	Low/High	High/Low
Tangible Book Value	$38.84	$47.29	$10.64	$13.12	0.23x	0.34x
LTM Core Earnings per Share	$45.90	$57.31	$9.29	$12.99	0.16x	0.28x
2021E Earnings per Share	$46.19	$63.82	$12.04	$15.21	0.19x	0.33x
Exchange Ratio in the Merger					0.408x
Selected Transaction Analysis.   Raymond James analyzed publicly available information relating to selected acquisition transactions announced since March 1, 2020 involving targets headquartered in (i) the United States or (ii) the Southeast, in each case, with target assets between $750 million and $3.0 billion. Financial data for the selected targets was based on the most recent last twelve months reported prior to announcement of the respective transaction. The selected national and regional transactions (with respective transaction announcement dates shown) used in the analysis included:
Selected National Transactions:
•
United Community Banks, Inc. / Aquesta Financial Holdings, Inc. — May 27, 2021

•
Equity Bancshares, Inc. / American State Bancshares, Inc. — May 17, 2021

•
Enterprise Financial Services / First Choice Bancorp — April 26, 2021

•
Bank of Marin Bancorp / American River Bankshares — April 19, 2021

•
HPS Investment Partners LLC / Marlin Business Services Corp. — April 19, 2021

•
Nicolet Bankshares, Inc. / Mackinac Financial Corp. — April 12, 2021

•
VyStar Credit Union / Heritage Southeast Bancorp. — March 31, 2021

•
Peoples Bancorp, Inc. / Premier Financial Bancorp, Inc. — March 29, 2021

•
Banc of California, Inc. / Pacific Mercantile Bancorp — March 22, 2021

•
Shore Bancshares, Inc. / Severn Bancorp, Inc. — March 3, 2021

•
Stock Yards Bancorp, Inc. / Kentucky Bancshares, Inc. — January 27, 2021

•
First Busey Corp. / Cummins-American Corp. — January 19, 2021

•
BancorpSouth Bank / FNS Bancshares, Inc. — January 13, 2021

•
First Mid Bancshares / LINCO Bancshares, Inc. — September 28, 2020

•
Dollar Mutual Bancorp / Standard AVB Financial Corp. — September 25, 2020

•
Enterprise Financial Services / Seacoast Commerce Banc — August 20, 2020

•
Provident Financial Services / Select One Bancorp — March 12, 2020

•
United Community Banks, Inc. / Three Shores Bancorp., Inc. — March 9, 2020

Selected Regional Transactions:
•
United Community Banks, Inc. / Aquesta Financial Holdings, Inc. — May 27, 2021

•
VyStar Credit Union / Heritage Southeast Bancorp. — March 31, 2021

•
Peoples Bancorp, Inc. / Premier Financial Bancorp, Inc. — March 29, 2021

•
BancorpSouth Bank / FNS Bancshares, Inc. — January 13, 2021

•
United Community Banks, Inc. / Three Shores Bancorp., Inc. — March 9, 2020

Raymond James examined valuation multiples of transaction value compared to the target companies’: (i) basic TBV per share at March 31, 2021 as shown by S&P Global Market Intelligence; (ii) last twelve months core EPS (which we refer to as “LTM Core EPS”); (iii) next twelve months EPS (which we refer to as “NTMEPS”); and (iv) premium to tangible book value divided by core deposits (total deposits less time deposits greater than $100,000). Raymond James applied the 25th percentile and 75th percentile TBV multiple, LTM Core EPS multiple, NTM EPS multiple, and core deposit premium to the corresponding Select metrics to create the range of exchange ratios used for its analysis based on First Bancorp’s closing stock price as of May 27, 2021 ($44.18). The results of the selected national and regional transactions analyses, respectively, are summarized below:
National Transactions
	Select Bancorp, Inc. Statistic	Percentiles		Implied Exchange Ratio
		25th Percentile	75th Percentile	25th Percentile	75th Percentile
Tangible Book Value	$9.76	124%	171%	0.27x	0.38x
LTM Core Earnings per Share	$0.91	13.4x	21.6x	0.28x	0.45x
Next Year Est. Net Income	$19,238	12.5x	18.5x	0.32x	0.47x
Premium to Core Deposits	$1,324,987	4.5%	8.4%	0.30x	0.37x
Exchange Ratio in the Merger				0.408x
Regional Transactions
	Select Bancorp, Inc. Statistic	Percentiles		Implied Exchange Ratio
		25th Percentile	75th Percentile	25th Percentile	75th Percentile
Tangible Book Value	$9.76	139%	184%	0.31x	0.41x
LTM Core Earnings per Share	$0.91	12.8x	19.0x	0.26x	0.39x
Premium to Core Deposits	$1,324,987	5.4x	7.4x	0.31x	0.35x
Exchange Ratio in the Merger				0.408x
Pro Forma Impact Analysis.   For informational purposes only, Raymond James performed a pro forma financial impact analysis that combined projected balance sheet and 2022 and 2023 estimated EPS information of First Bancorp and Select using: (i) closing balance sheet estimates as of December 31, 2021 for First Bancorp and Select based on Select management estimates; (ii) the Projections for the years ending 2022 and 2023; and (iii) the Pro Forma Financial Adjustments. Raymond James analyzed the estimated financial impact of the merger on certain projected financial results. This analysis indicated that the merger could be dilutive to Select’s estimated TBV per share, as adjusted for the exchange ratio reflected in the merger consideration, at December 31, 2021, but accretive to Select’s estimated 2022 and 2023 earnings per share and estimated 2022 dividends per share, as adjusted for the exchange ratio reflected in the merger consideration.

For all of the above analyses, the actual results achieved by First Bancorp following the merger may vary from the projected results, and the variations may be material.
Additional Considerations.   The preparation of a fairness opinion is a complex process and is not susceptible to a partial analysis or summary description. Raymond James believes that its analyses must be considered as a whole and that selecting portions of its analyses, without considering the analyses taken as a whole, would create an incomplete view of the process underlying its opinion. In addition, Raymond James considered the results of all such analyses and did not assign relative weights to any of the analyses, but rather made qualitative judgments as to significance and relevance of each analysis and factor, so the ranges of valuations resulting from any particular analysis described above should not be taken to be the view of Raymond James as to the actual value of Select at any point in time.
In performing its analyses, Raymond James made numerous assumptions with respect to industry performance, general business, economic and regulatory conditions and other matters, many of which are beyond the control of Select. The analyses performed by Raymond James are not necessarily indicative of actual values, trading values or actual future results which might be achieved, all of which may be significantly more or less favorable than suggested by such analyses. Such analyses were provided to the Select board (solely in its capacity as such) and were prepared solely as part of the analysis of Raymond James of the fairness, from a financial point of view, to the holders of Select common stock (other than extinguished shares) of the merger consideration to be received by such holders in connection with the proposed merger pursuant to the merger agreement. The analyses do not purport to be appraisals or to reflect the prices at which companies may actually be sold, and such estimates are inherently subject to uncertainty. The opinion of Raymond James was one of many factors taken into account by the Select board in making its determination to approve the merger. Neither Raymond James’s opinion nor the analyses described above should be viewed as determinative of the Select board’s or Select management’s views with respect to Select, First Bancorp, or the merger. Raymond James did not solicit indications of interest with respect to a transaction involving Select nor did it advise Select with respect to its strategic alternatives. Select placed no limits on the scope of the analysis performed, or opinion expressed, by Raymond James.
The Raymond James opinion was necessarily based upon market, economic, financial and other circumstances and conditions existing and disclosed to it on May 27, 2021, and any material change in such circumstances and conditions may affect the opinion of Raymond James, but Raymond James does not have any obligation to update, revise or reaffirm that opinion. Raymond James relied upon and assumed, without independent verification, that there had been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of Select since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Raymond James that would be material to its analyses or its opinion, and that there was no information or any facts that would make any of the information reviewed by Raymond James incomplete or misleading in any material respect.
As the Select board was aware, the credit, financial and stock markets had been experiencing unusual volatility and Raymond James expressed no opinion or view as to any potential effects of such volatility on the merger, Select, or First Bancorp, and the Raymond James opinion did not purport to address potential developments in any such markets. As the Select board was aware, there was significant uncertainty as to the potential direct and indirect business, financial, legal, economic and social implications and consequences of the spread of the coronavirus and associated illnesses and the actions and measures that countries, governments, regulatory agencies, central banks, international financing and funding organizations, stock markets, businesses and individuals may take to address the spread of the coronavirus and associated illnesses including, without limitation, those actions and measures pertaining to fiscal or monetary policies, legal and regulatory matters and the credit, financial and stock markets (collectively, the “pandemic effects”). Raymond James expressed no opinion or view as to the potential impact of the pandemic effects on its analysis, its opinion, the merger, Select or First Bancorp.
During the two years preceding the date of Raymond James’s written opinion, (i) Raymond James has engaged in certain fixed income trading activity with Select Bank, a subsidiary of Select, for which it has earned income, (ii) Raymond James has conducted certain share repurchases on behalf of Select, for which it has earned fees, and (iii) Raymond James has engaged in certain fixed income trading activity with First Bank, a subsidiary of First Bancorp, for which it has earned income.

For services rendered in connection with the delivery of its opinion, Select paid Raymond James a fee of $350,000 upon delivery of its opinion. Select will also pay Raymond James a customary fee for advisory services in connection with the merger equal to approximately $4.1 million (less the fee paid upon delivery of the opinion, the amount of which shall be deducted), which is contingent upon the closing of the merger. Select also agreed to reimburse Raymond James for its expenses incurred in connection with its services, including the fees and expenses of its counsel, and will indemnify Raymond James against certain liabilities arising out of its engagement.
Raymond James is actively involved in the investment banking business and regularly undertakes the valuation of investment securities in connection with public offerings, private placements, business combinations and similar transactions. In the ordinary course of business, Raymond James may trade in the securities of Select and First Bancorp for its own account and for the accounts of its customers and, accordingly, may at any time hold a long or short position in such securities. Raymond James may provide investment banking, financial advisory and other financial services to Select and/or First Bancorp or other participants in the merger in the future, for which Raymond James may receive compensation.
First Bancorp’s Reasons for the Merger; Recommendation of the First Bancorp Board
After careful consideration, the First Bancorp board, at a meeting held on June 1, 2021, unanimously determined that the merger agreement is in the best interests of First Bancorp and its shareholders. Accordingly, the First Bancorp board approved the merger agreement and unanimously recommends that First Bancorp shareholders vote “FOR” the First Bancorp merger proposal.
In reaching its decision to approve the merger agreement, the merger and the other transactions contemplated by the merger agreement, and to recommend that its shareholders approve the First Bancorp merger proposal, the First Bancorp board evaluated the merger agreement, the merger and such other transactions in consultation with First Bancorp management, as well as First Bancorp’s legal counsel and financial advisor, and considered a number of factors in favor of the merger, including the following material factors, which are not presented in order of priority:
•
each of First Bancorp’s and Select’s businesses, operations, financial condition, asset quality, earnings and prospects, including the view of First Bancorp’s board that Select’s business and operations complement First Bancorp’s existing operations and lines of business and strengthen First Bank as the largest community bank headquartered in North Carolina;

•
the current and prospective environment in which First Bancorp and Select operate, including national, regional and local economic conditions, the competitive environment for financial institutions generally, and the likely effect of these factors on First Bancorp both with and without the proposed transaction;

•
its review and discussions with First Bancorp’s management and its legal counsel concerning the due diligence investigation of Select;

•
the complementary nature of the cultures of the two companies, which management believes should facilitate integration and implementation of the transaction;

•
management’s expectation that First Bancorp will retain its strong capital position upon completion of the transaction;

•
the opportunity to build a greater recognition and awareness of the First Bancorp and First Bank brand;

•
the financial presentation, dated June 1, 2021, of KBW to the First Bancorp board and the opinion, dated June 1, 2021, of KBW to the First Bancorp board as to the fairness, from a financial point of view and as of the date of the opinion, to First Bancorp of the exchange ratio in the proposed merger, as more fully described below under “Opinion of First Bancorp’s Financial Advisor;”

•
the terms of the merger agreement, including the expected tax treatment and deal protection and termination fee provisions, which it reviewed with First Bancorp’s outside legal counsel with respect to legal matters, and, with First Bancorp’s financial advisor with respect to financial matters;

•
the potential risk of diverting management attention and resources from the operation of First Bancorp’s business and towards the completion of the merger;

•
the potential risks associated with achieving anticipated cost synergies and savings and successfully integrating Select’s business, operations and workforce with those of First Bancorp;

•
the regulatory and other approvals required in connection with the merger and the expectation that such regulatory and other approvals will be received in a timely manner and without the imposition of unacceptable conditions; and

•
the heightened regulatory requirements to which the combined company will be subject and the significant expenses that the combined company will incur in the event its total assets grow in excess of $10 billion.

The foregoing discussion of the factors considered by the First Bancorp board is not intended to be exhaustive, but, rather, includes the material factors considered by the First Bancorp board. In reaching its decision to approve the merger agreement, the merger and the other transactions contemplated by the merger agreement, the First Bancorp board did not quantify or assign any relative weights to the factors considered, and individual directors may have given different weights to different factors. The First Bancorp board considered all these factors as a whole and overall considered the factors to be favorable to, and to support, its determination. It should be noted that this explanation of the First Bancorp board’s reasoning and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under the section of this joint proxy statement/prospectus entitled “Cautionary Statement Regarding Forward-Looking Statements” beginning on page 19.
For the reasons set forth above, the First Bancorp board determined that the merger agreement and the transactions contemplated thereby are advisable and in the best interests of First Bancorp and its shareholders, and approved the merger agreement. The First Bancorp board recommends that the First Bancorp shareholders vote “FOR” the First Bancorp merger proposal and “FOR” the First Bancorp adjournment proposal.
Opinion of First Bancorp’s Financial Advisor
First Bancorp engaged KBW to render financial advisory and investment banking services to First Bancorp, including an opinion to the First Bancorp board as to the fairness, from a financial point of view, to First Bancorp of the exchange ratio in the proposed merger. First Bancorp selected KBW because KBW is a nationally recognized investment banking firm with substantial experience in transactions similar to the merger. As part of its investment banking business, KBW is continually engaged in the valuation of financial services businesses and their securities in connection with mergers and acquisitions.
As part of its engagement, representatives of KBW attended the meeting of the First Bancorp board held on June 1, 2021 at which the First Bancorp board evaluated the proposed merger. At this meeting, KBW reviewed the financial aspects of the proposed merger and rendered an opinion to the effect that, as of such date and subject to the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW as set forth in such opinion, the exchange ratio in the proposed merger was fair, from a financial point of view, to First Bancorp. The First Bancorp board approved the merger agreement at this meeting.
The description of the opinion set forth herein is qualified in its entirety by reference to the full text of the opinion, which is attached as Annex C to this joint proxy statement/prospectus and is incorporated herein by reference, and describes the procedures followed, assumptions made, matters considered, and qualifications and limitations on the review undertaken by KBW in preparing the opinion.
KBW’s opinion speaks only as of the date of the opinion. The opinion was for the information of, and was directed to, the First Bancorp board (in its capacity as such) in connection with its consideration of the financial terms of the merger. The opinion addressed only the fairness, from a financial point of view, of the exchange ratio in the merger to First Bancorp. It did not address the underlying business decision of First Bancorp to engage in the merger or enter into the merger agreement or constitute a recommendation to the First Bancorp board in connection with the merger, and it does not constitute a recommendation to any holder of First Bancorp common stock or any shareholder of any other entity as to how to vote in connection with the merger or any other matter, nor does it constitute a recommendation as to whether or not any such shareholder should enter into a voting, shareholders’, affiliates’ or other agreement with respect to the merger or exercise any dissenters’ or appraisal rights that may be available to such shareholder.
KBW’s opinion was reviewed and approved by KBW’s Fairness Opinion Committee in conformity with its policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.
In connection with the opinion, KBW reviewed, analyzed and relied upon material bearing upon the financial and operating condition of First Bancorp and Select and bearing upon the merger, including, among other things:
•
a draft of the merger agreement, dated May 26, 2021 (the most recent draft then made available to KBW);

•
the audited financial statements and the Annual Reports on Form 10-K for the three fiscal years ended December 31, 2020 of First Bancorp;

•
the unaudited quarterly financial statements and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 of First Bancorp;

•
the audited financial statements and the Annual Reports on Form 10-K for the three fiscal years ended December 31, 2020 of Select;

•
the unaudited quarterly financial statements and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 of Select;

•
certain regulatory filings of First Bancorp and Select and their respective subsidiaries, including, as applicable, the quarterly reports on Form FR Y-9C, Form FR Y-9SP, and quarterly call reports filed with respect to each quarter during the three year period ended December 31, 2020 as well as the quarter ended March 31, 2021;

•
certain other interim reports and other communications of First Bancorp and Select to their respective shareholders; and

•
other financial information concerning the respective businesses and operations of First Bancorp and Select furnished to KBW by First Bancorp and Select or which KBW was otherwise directed to use for purposes of its analysis.

KBW’s consideration of financial information and other factors that it deemed appropriate under the circumstances or relevant to its analyses included, among others, the following:
•
the historical and current financial position and results of operations of First Bancorp and Select;

•
the assets and liabilities of First Bancorp and Select;

•
the nature and terms of certain other merger transactions and business combinations in the banking industry;

•
a comparison of certain financial and stock market information of First Bancorp and Select with similar information for certain other companies, the securities of which were publicly traded;

•
financial and operating forecasts and projections of Select that were prepared by Select management and then adjusted by First Bancorp management, provided to and discussed with KBW by the management of First Bancorp, and used and relied upon by KBW based on such discussions, at the direction of First Bancorp management and with the consent of the Board;

•
publicly available consensus “street estimates” of First Bancorp, as well as assumed First Bancorp long-term growth rates provided to KBW by First Bancorp management, all of which information was discussed with KBW by such management and used and relied upon by KBW at the direction of such management and with the consent of the First Bancorp board; and

•
estimates regarding certain pro forma financial effects of the merger on First Bancorp (including without limitation the cost savings and related expenses expected to result or be derived from the merger) that were prepared by First Bancorp management, provided to and discussed with KBW by such management, and used and relied upon by KBW at the direction of such management and with the consent of the First Bancorp board.
KBW also performed such other studies and analyses as it considered appropriate and took into account its assessment of general economic, market and financial conditions and its experience in other transactions, as well as its experience in securities valuation and knowledge of the banking industry generally. KBW also participated in discussions held by the managements of First Bancorp and Select regarding the past and current business operations, regulatory relations, financial condition and future prospects of their respective companies and such other matters as KBW deemed relevant to its inquiry.
In conducting its review and arriving at its opinion, KBW relied upon and assumed the accuracy and completeness of all of the financial and other information provided to it or that was publicly available and KBW did not independently verify the accuracy or completeness of any such information or assume any responsibility or liability for such verification, accuracy or completeness. KBW relied upon First Bancorp management as to the reasonableness and achievability of the financial and operating forecasts and projections of Select (as adjusted by such management), the publicly available consensus “street estimates” of First Bancorp, the assumed First Bancorp long-term growth rates, and the estimates regarding certain pro forma financial effects of the merger on First Bancorp (including, without limitation, the cost savings and related expenses expected to result or be derived from the merger), all as referred to above (and the assumptions and bases for all such information), and KBW assumed that all such information was reasonably prepared and represented, or in the case of the publicly available consensus “street estimates” of First Bancorp referred to above that such estimates were consistent with, the best currently available estimates and judgments of First Bancorp management and that the forecasts, projections and estimates reflected in such information would be realized in the amounts and in the time periods estimated.
It is understood that the portion of the foregoing financial information of First Bancorp and Select that was provided to KBW was not prepared with the expectation of public disclosure and that all of the foregoing financial information, including the publicly available consensus “street estimates” of First Bancorp referred to above, is based on numerous variables and assumptions that are inherently uncertain (including, without limitation, factors related to general economic and competitive conditions, and in particular, assumptions regarding the ongoing COVID-19 pandemic) and, accordingly, actual results could vary significantly from those set forth in such information. KBW assumed, based on discussions with the respective managements of First Bancorp and Select and with the consent of the First Bancorp board, that all such information provides a reasonable basis upon which KBW could form its opinion and KBW expressed no view as to any such information or the assumptions or bases therefor. Among other things, such information has assumed that the ongoing COVID-19 pandemic could have an adverse impact, which was assumed to be limited, on First Bancorp and Select. KBW relied on all such information without independent verification or analysis and did not in any respect assume any responsibility or liability for the accuracy or completeness thereof.
KBW also assumed that there were no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either First Bancorp or Select since the date of the last financial statements of each such entity that were made available to KBW. KBW is not an expert in the independent verification of the adequacy of allowances for loan and lease losses and KBW assumed, without independent verification and with First Bancorp’s consent, that the aggregate allowances for loan and lease losses for First Bancorp and Select are adequate to cover such losses. In rendering its opinion, KBW did not make or obtain any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of First Bancorp or Select, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor did KBW examine any individual loan or credit files, nor did it evaluate the solvency, financial capability or fair value of First Bancorp or Select under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Such estimates are inherently subject to uncertainty and should not be taken as KBW’s view of the actual value of any companies or assets.
KBW assumed, in all respects material to its analyses:
•
the merger and any related transactions (including, without limitation, the bank merger) would be completed substantially in accordance with the terms set forth in the merger agreement (the final terms of which KBW assumed would not differ, in any respect material to its analyses, from the draft version of the merger agreement reviewed by KBW and referred to above), with no adjustments to the exchange ratio and with no other consideration or payments in respect of Select common stock;
•
the representations and warranties of each party in the merger agreement and in all related documents and instruments referred to in the merger agreement were true and correct;

•
each party to the merger agreement and all related documents would perform all of the covenants and agreements required to be performed by such party under such documents;

•
there were no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the merger or any related transactions and all conditions to the completion of the merger and any related transactions would be satisfied without any waivers or modifications to the merger agreement or any of the related documents; and

•
in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the merger and any related transactions, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, would be imposed that would have a material adverse effect on the future results of operations or financial condition of First Bancorp, Select or the pro forma entity, or the contemplated benefits of the merger, including without limitation the cost savings and related expenses expected to result or be derived from the merger.

KBW assumed that the merger would be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended (which we refer to as the “Securities Act”), the Exchange Act, and all other applicable federal and state statutes, rules and regulations. KBW was further advised by representatives of First Bancorp that First Bancorp relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to First Bancorp, Select, the merger and any related transaction, and the merger agreement. KBW did not provide advice with respect to any such matters.
KBW’s opinion addressed only the fairness, from a financial point of view, as of the date of such opinion, of the exchange ratio in the merger to First Bancorp. KBW expressed no view or opinion as to any other terms or aspects of the merger or any term or aspect of any related transaction (including the bank merger), including without limitation, the form or structure of the merger or any such related transaction, any consequences of the merger or any such related transaction to First Bancorp, its shareholders, creditors or otherwise, or any terms, aspects, merits or implications of any employment, consulting, voting, support, shareholder or other agreements, arrangements or understandings contemplated or entered into in connection with the merger, any such related transaction, or otherwise. KBW’s opinion was necessarily based upon conditions as they existed and could be evaluated on the date of such opinion and the information made available to KBW through such date. There has been widespread disruption, extraordinary uncertainty and unusual volatility arising from the effects of the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions. Developments subsequent to the date of KBW’s opinion may have affected, and may affect, the conclusion reached in KBW’s opinion and KBW did not and does not have an obligation to update, revise or reaffirm its opinion. KBW’s opinion did not address, and KBW expressed no view or opinion with respect to:
•
the underlying business decision of First Bancorp to engage in the merger or enter into the merger agreement;

•
the relative merits of the merger as compared to any strategic alternatives that are, have been or may be available to or contemplated by First Bancorp or the First Bancorp board;

•
any business, operational or other plans with respect to Select or the pro forma entity that may be currently contemplated by First Bancorp or the First Bancorp board or that may be implemented by First Bancorp or the First Bancorp board subsequent to the closing of the merger;

•
the fairness of the amount or nature of any compensation to any of First Bancorp’s officers, directors or employees, or any class of such persons, relative to any compensation to the holders of First Bancorp common stock or relative to the exchange ratio;

•
the effect of the merger or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of First Bancorp, Select or any other party to any transaction contemplated by the merger agreement;

•
the actual value of First Bancorp common stock to be issued in connection with the merger;

•
the prices, trading range or volume at which First Bancorp common stock or Select common stock would trade following the public announcement of the merger or the prices, trading range or volume at which First Bancorp common stock would trade following the consummation of the merger;

•
any advice or opinions provided by any other advisor to any of the parties to the merger or any other transaction contemplated by the merger agreement; or

•
any legal, regulatory, accounting, tax or similar matters relating to First Bancorp, Select, any of their respective shareholders, or relating to or arising out of or as a consequence of the merger or any other related transaction, including whether or not the merger would qualify as a tax-free reorganization for United States federal income tax purposes.

In performing its analyses, KBW made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, which are beyond the control of KBW, First Bancorp and Select. Any estimates contained in the analyses performed by KBW are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than suggested by these analyses. Additionally, estimates of the value of businesses or securities do not purport to be appraisals or to reflect the prices at which such businesses or securities might actually be sold. Accordingly, these analyses and estimates are inherently subject to substantial uncertainty. In addition, the KBW opinion was among several factors taken into consideration by the First Bancorp board in making its determination to approve the merger agreement and the merger. Consequently, the analyses described below should not be viewed as determinative of the decision of the First Bancorp board with respect to the fairness of the exchange ratio. The type and amount of consideration payable in the merger were determined through negotiation between First Bancorp and Select and the decision of First Bancorp to enter into the merger agreement was solely that of the First Bancorp board.
The following is a summary of the material financial analyses presented by KBW to the First Bancorp board in connection with its opinion. The summary is not a complete description of the financial analyses underlying the opinion or the presentation made by KBW to the First Bancorp board, but summarizes the material analyses performed and presented in connection with such opinion. The financial analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the financial analyses. The preparation of a fairness opinion is a complex analytic process involving various determinations as to appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to partial analysis or summary description. In arriving at its opinion, KBW did not attribute any particular weight to any analysis or factor that it considered, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, KBW believes that its analyses and the summary of its analyses must be considered as a whole and that selecting portions of its analyses and factors or focusing on the information presented below in tabular format, without considering all analyses and factors or the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of the process underlying its analyses and opinion.
For purposes of the financial analyses described below, KBW utilized an implied transaction value for the proposed merger of $18.53 per outstanding share of Select common stock, or $321.7 million in the aggregate (inclusive of the implied value of in-the-money Select stock options), based on the 0.408x exchange ratio in the proposed merger and on the closing price of First Bancorp common stock on June 1, 2021. In addition to the financial analyses described below, KBW reviewed with the First Bancorp board for informational purposes, among other things, an implied transaction multiple for the proposed merger (based on the implied transaction value for the proposed merger of $321.7 million in the aggregate) of 16.1x Select’s estimated 2021 net income and 17.6x Select’s estimated 2022 net income using financial and operating forecasts and projections of Select provided by First Bancorp management (which were prepared by Select management and then adjusted by First Bancorp management).

First Bancorp Selected Companies Analysis.   Using publicly available information, KBW compared the financial performance, financial condition and market performance of First Bancorp to 15 selected major exchange-traded banks that were headquartered Georgia, Florida, North Carolina, South Carolina, Tennessee, Virginia or West Virginia with total assets between $3.0 billion and $10.0 billion.
The selected companies were as follows (shown by column in descending order of total assets):
Seacoast Banking Corporation of Florida	Primis Financial Corp.
Amerant Bancorp Inc.	Summit Financial Group, Inc.
City Holding Company	Blue Ridge Bankshares, Inc.
Carter Bankshares, Inc.	Capstar Financial Holdings, Inc.
Capital City Bank Group, Inc.	First Community Bankshares, Inc.
Atlantic Capital Bancshares, Inc.	American National Bankshares Inc.
HomeTrust Bancshares, Inc.	Reliant Bancorp, Inc.
SmartFinancial, Inc.
To perform this analysis, KBW used profitability and other financial information for the most recent completed quarter (“MRQ”) or the latest 12 months (“LTM”) ended, or as of, March 31, 2021 and market price information as of June 1, 2021. KBW also used 2021 and 2022 earnings per share (“EPS”) estimates taken from consensus “street” estimates for First Bancorp and the selected companies to the extent publicly available (consensus “street” estimates were not publicly available for one of the selected companies). Data necessary to calculate Total Capital Ratio was unreported for one of the selected companies. Certain financial data prepared by KBW, as referenced in the tables presented below, may not correspond to the data presented in First Bancorp’s historical financial statements, or the data prepared by Raymond James presented under the section “The Merger — Opinion of Select’s Financial Advisor,” as a result of the different periods, assumptions and methods used by KBW to compute the financial data presented.
KBW’s analysis showed the following concerning the financial performance of First Bancorp and the selected companies:
	First Bancorp	Selected Companies
		25th Percentile	Median	Average	75th Percentile
LTM Core Return on Average Assets(1)	1.24%	0.93%	1.24%	1.10%	1.44%
LTM Core Return on Average Tangible Common Equity(1)	13.9%	9.6%	14.0%	13.3%	16.0%
LTM Core PTPP ROAA(2)	2.02%	1.49%	1.83%	1.73%	2.03%
LTM Net Interest Margin	3.40%	3.00%	3.22%	3.31%	3.52%
LTM Fee Income / Revenue Ratio(2)	26.9%	15.3%	19.2%	24.4%	27.7%
LTM Efficiency Ratio	52.2%	63.4%	56.1%	58.9%	53.3%

(1)
Core income excluded extraordinary items, non-recurring items and gains / (losses) on sale of securities, non-controlling interest and amortization of intangible and goodwill impairment.

(2)
Core income excluding provision for loan losses and taxes.

KBW’s analysis also showed the following concerning the financial condition of First Bancorp and, to the extent publicly available, the selected companies:
	First Bancorp	Selected Companies
		25th Percentile	Median	Average	75th Percentile
Tangible Common Equity / Tangible Assets	8.40%	8.21%	9.01%	8.82%	9.76%
Total Capital Ratio	15.49%	14.10%	15.68%	15.54%	17.00%
Loans Held for Investment / Deposits	68.7%	74.5%	80.5%	82.5%	89.5%

	First Bancorp	Selected Companies
		25th Percentile	Median	Average	75th Percentile
Loan Loss Reserve / Loans	1.41%	0.94%	1.19%	1.35%	1.49%
Nonperforming Assets / Loans + OREO(1)	1.07%	1.33%	0.89%	1.19%	0.46%
LTM Net Charge-offs / Average Loans	0.06%	0.11%	0.07%	0.10%	0.03%

(1)
Nonperforming assets included nonaccrual loans, restructured loans and other real estate owned (“OREO”).

In addition, KBW’s analysis showed the following concerning the market performance of First Bancorp and, to the extent publicly available, the selected companies (excluding the impact of the LTM core EPS multiples for two of the selected companies, which multiples were considered not meaningful because they were greater than 35.0x):
	First Bancorp	Selected Companies
		25th Percentile	Median	Average	75th Percentile
One-Year Stock Price Change	82.6%	49.4%	72.9%	76.6%	93.5%
Year-To-Date Stock Price Change	34.2%	26.3%	44.9%	39.4%	49.1%
Price / Tangible Book Value per Share	206%	129%	159%	162%	189%
Price / LTM Core EPS(1)	14.8x	10.8x	12.8x	13.0x	15.4x
Price / 2021 EPS Estimate	12.8x	11.8x	13.4x	13.6x	15.5x
Price / 2022 EPS Estimate	14.2x	11.7x	13.7x	14.0x	15.7x
Dividend Yield(2)	1.8%	0.9%	1.6%	1.8%	2.9%
MRQ Dividend Payout Ratio(3)	20.2%	9.6%	21.3%	20.3%	26.6%

(1)
Core income excluded extraordinary items, non-recurring items and gains / (losses) on sale of securities, non-controlling interest and amortization of intangible and goodwill impairment.

(2)
Most recent quarterly dividend annualized as a percentage of stock price.

(3)
Most recent quarterly dividend annualized as a percentage of annualized MRQ EPS.

No company used as a comparison in the above selected companies analysis is identical to First Bancorp. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.
Select Selected Companies Analysis.   Using publicly available information, KBW compared the financial performance, financial condition and market performance of Select to 14 major exchange-traded banks that were headquartered in Georgia, Florida, North Carolina, South Carolina, Tennessee, Virginia or West Virginia with total assets between $1 billion and $3 billion. A merger target was excluded from the selected companies.
The selected companies were as follows (shown by column in descending order of total assets):
MVB Financial Corp. Southern First Bancshares, Inc. Professional Holding Corp. C&F Financial Corporation MetroCity Bankshares, Inc. FVCBankcorp, Inc. Colony Bankcorp, Inc.	MainStreet Bancshares, Inc.
Community Bankers Trust Corporation
National Bankshares, Inc.
Peoples Bancorp of North Carolina, Inc.
First Community Corporation
Old Point Financial Corporation
First National Corporation

To perform this analysis, KBW used profitability and other financial information for the most recent completed quarter or the latest 12 months ended, or as of March 31, 2021 and market price information as of June 1, 2021. KBW also used 2021 and 2022 EPS estimates taken from financial and operating forecasts and projections of Select provided by First Bancorp management (which were prepared by Select management and then adjusted by First Bancorp management) and consensus “street” estimates for the selected companies to the extent publicly available (consensus “street” estimates were not publicly available for four of the selected companies). Where consolidated holding company level financial data for Select and the selected companies was unreported, subsidiary bank level data was utilized to calculate ratios. Subsidiary bank level data necessary to calculate Total Capital Ratio was also unreported for two of the selected companies. Certain financial data prepared by KBW, as referenced in the tables presented below, may not correspond to the data presented in Select’s historical financial statements, or the data prepared by Raymond James presented under the section “The Merger — Opinion of Select’s Financial Advisor,” as a result of the different periods, assumptions and methods used by KBW to compute the financial data presented.
KBW’s analysis showed the following concerning the financial performance of Select and the selected companies:
	Select	Selected Companies
		25th Percentile	Median	Average	75th Percentile
LTM Core Return on Average Assets(1)	0.95%	0.83%	1.00%	1.02%	1.14%
LTM Core Return on Average Tangible Common Equity(1)	9.2%	8.7%	10.5%	10.7%	12.4%
LTM Core PTPP ROAA(2)	1.41%	1.33%	1.53%	1.62%	1.61%
LTM Net Interest Margin	3.83%	3.26%	3.42%	3.50%	3.51%
LTM Fee Income / Revenue Ratio	10.0%	14.2%	24.7%	23.0%	31.1%
LTM Efficiency Ratio	61.4%	69.2%	60.3%	62.2%	53.5%

(1)
Core income excluded extraordinary items, non-recurring items and gains / (losses) on sale of securities, non-controlling interest and amortization of intangible and goodwill impairment.

(2)
Core income excluding provision for loan losses and taxes.

KBW’s analysis also showed the following concerning the financial condition of Select and, to the extent publicly available, the selected companies:
	Select	Selected Companies
		25th Percentile	Median	Average	75th Percentile
Tangible Common Equity / Tangible Assets	9.41%	8.32%	8.95%	9.15%	9.78%
Total Capital Ratio	13.31%	14.03%	15.13%	15.57%	16.06%
Loans Held for Investment / Deposits	84.8%	70.0%	76.0%	79.7%	89.3%
Loan Loss Reserve / Loans	0.98%	1.00%	1.13%	1.21%	1.18%
Nonperforming Assets / Loans + OREO(1)	0.76%	0.94%	0.69%	0.73%	0.40%
LTM Net Charge-offs / Average Loans	0.05%	0.10%	0.05%	0.09%	0.03%

(1)
Nonperforming assets included nonaccrual loans, restructured loans, and OREO.

In addition, KBW’s analysis showed the following concerning the market performance of Select and, to the extent publicly available, the selected companies (excluding the impact of the LTM Core EPS multiple for one of the selected companies, whose multiple was considered to be not meaningful because it was greater than 35.0x):

	Select	Selected Companies
		25th Percentile	Median	Average	75th Percentile
One-Year Stock Price Change	90.9%	39.4%	53.6%	62.2%	62.2%
Year-To-Date Stock Price Change	51.2%	19.2%	21.4%	28.4%	30.2%
Price / Tangible Book Value per Share	147%	110%	126%	134%	137%
Price / LTM Core EPS(1)	15.8x	10.2x	12.4x	12.5x	13.8x
Price / 2021 EPS Estimate	13.5x	10.1x	11.8x	12.1x	12.8x
Price / 2022 EPS Estimate	12.9x	11.1x	12.1x	12.5x	13.4x
Dividend Yield(2)	—	2.2%	2.5%	2.5%	2.7%
MRQ Dividend Payout Ratio(3)	—	19.8%	20.3%	23.7%	23.6%

(1)
Core income excluded extraordinary items, non-recurring items and gains / (losses) on sale of securities, non-controlling interest and amortization of intangible and goodwill impairment.

(2)
Most recent quarterly dividend annualized, in the case of the 10 selected companies which declared a quarterly dividend, as a percentage of stock price.

(3)
Most recent quarterly dividend annualized, in the case of the 10 selected companies which declared a quarterly dividend, as a percentage of annualized MRQ EPS.

No company used as a comparison in the above selected companies analysis is identical to Select. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.
Selected Transactions Analysis.   KBW reviewed publicly available information related to 17 U.S. whole bank and thrift transactions announced since December 31, 2018 with deal values between $200 million and $500 million. Mergers of equals and transactions completed by banks domiciled outside of the United States were excluded from the selected transactions.
The selected transactions were as follows:
Acquiror	Acquired Company
Enterprise Financial Services Corp
Nicolet Bankshares, Inc.
Peoples Bancorp Inc.
Banc of California, Inc.
Provident Financial Services, Inc.
United Community Banks, Inc.
Heartland Financial USA, Inc.
Business First Bancshares, Inc.
Northwest Bancshares, Inc.
Sandy Spring Bancorp, Inc.
First Financial Bankshares, Inc.
Simmons First National Corporation
WesBanco, Inc.
S&T Bancorp, Inc.
Hancock Whitney Corporation
First Citizens BancShares, Inc.
Glacier Bancorp, Inc.	First Choice Bancorp
Mackinac Financial Corporation
Premier Financial Bancorp, Inc.
Pacific Mercantile Bancorp
SB One Bancorp
Three Shores Bancorporation, Inc.
AIM Bancshares, Inc.
Pedestal Bancshares, Inc.
MutualFirst Financial, Inc.
Revere Bank
TB&T Bancshares, Inc.
Landrum Company
Old Line Bancshares, Inc.
DNB Financial Corporation
MidSouth Bancorp, Inc.
Entegra Financial Corp.
Heritage Bancorp
For each selected transaction, KBW derived the following implied transaction statistics, in each case based on the transaction consideration value paid for the acquired company and using financial data based on the acquired company’s then latest publicly available financial statements prior to the announcement of the acquisition:
•
Price per common share to tangible book value per share of the acquired company (in the case of selected transactions involving a private acquired company, this transaction statistic was calculated as total transaction consideration divided by total tangible common equity);

•
Price per common share to LTM EPS of the acquired company (in the case of selected transactions involving a private acquired company, this transaction statistic was calculated as total transaction consideration divided by LTM net income); and

•
Tangible equity premium to core deposits (total deposits less time deposits greater than $100,000) of the acquired company, referred to as core deposit premium.

KBW also reviewed the price per common share paid for the acquired company for the 12 selected transactions in which the acquired company was publicly traded as a premium/(discount) to the closing price of the acquired company one day prior to the announcement of the respective transaction (expressed as a percentage and referred to as the one-day market premium). The above transaction statistics for the selected transactions were compared with the corresponding transaction statistics for the proposed merger based on the implied transaction value for the proposed merger of $18.53 per outstanding share of Select common stock, or $321.7 million in the aggregate, and using historical financial information for Select as of or for the 12 months ended March 31, 2021 and the closing price of Select common stock on June 1, 2021.
The results of the analysis are set forth in the following (excluding the impact of the LTM EPS multiple for one of the selected transactions, which multiple was considered not meaningful because it was negative):
	First Bancorp / Select	25th Percentile	Median	Average	75th Percentile
Price / Tangible Book Value per Share	191%	156%	173%	177%	184%
Price / LTM EPS	24.0x	12.7x	14.6x	15.4x	16.7x
Core Deposit Premium	11.6%	6.7%	9.1%	10.5%	12.5%
One-Day Market Premium	29.4%	11.4%	21.2%	21.7%	27.7%
No company or transaction used as a comparison in the above selected transaction analysis is identical to Select or the proposed merger. Accordingly, an analysis of these results is not mathematical. Rather, it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies involved.
Relative Contribution Analysis.   KBW analyzed the relative standalone contribution of First Bancorp and Select to various pro forma balance sheet and income statement items and the combined market capitalization of the combined entity. This analysis did not include purchase accounting adjustments or cost savings. To perform this analysis, KBW used (i) historical balance sheet and income statement data for First Bancorp and Select as of or for the 12 months ended March 31, 2021, (ii) publicly available consensus “street estimates” of First Bancorp, (iii) financial and operating forecasts and projections of Select provided by First Bancorp management (which were prepared by Select management and then adjusted by First Bancorp management), and (iv) market price data as of June 1, 2021. The results of KBW’s analysis are set forth in the following table, which also compares the results of KBW’s analysis with the implied pro forma ownership percentages of First Bancorp and Select shareholders in the combined company based on the 0.408x exchange ratio provided for in the merger agreement:
	First Bancorp % of Total	Select % of Total
Ownership at 0.408x exchange ratio:	80%	20%
Market Information:
Pre-Transaction Market Capitalization	84%	16%
Balance Sheet:
Assets	81%	19%
Gross Loans Held for Investment	78%	22%
Deposits	81%	19%
Tangible Common Equity	79%	21%
Income Statement:

	First Bancorp % of Total	Select % of Total
LTM Core Net Income(1)	85%	15%
LTM Core PTPP Net Income(2)	86%	14%
2021 Net Income	83%	17%
2022 Net Income	83%	17%

(1)
Core income excluded extraordinary items, non-recurring items and gains / (losses) on sale of securities, non-controlling interest and amortization of intangible and goodwill impairment.

(2)
Income before taxes excluding provision for loan losses and extraordinary items, excluding gain on the sale of available for sale securities, amortization of intangibles, goodwill impairment, and nonrecurring items.

Pro Forma Financial Impact Analysis.   KBW performed a pro forma financial impact analysis that combined projected income statement and balance sheet information of First Bancorp and Select. Using (i) closing balance sheet estimates as of December 31, 2021 for First Bancorp and Select, extrapolated from historical data using growth rates taken from publicly available consensus “street estimates” of First Bancorp in the case of First Bancorp and provided by First Bancorp management in the case of Select, (ii) publicly available consensus “street estimates” of First Bancorp and assumed First Bancorp long-term growth rates provided by First Bancorp management, (iii) financial and operating forecasts and projections of Select provided by First Bancorp management (which were prepared by Select management and then adjusted by First Bancorp management), and (iv) pro forma assumptions (including, without limitation, the cost savings and related expenses expected to result from the merger as well as certain purchase accounting adjustments and other merger-related adjustments and restructuring charges assumed with respect thereto) provided by First Bancorp management, KBW analyzed the estimated financial impact of the merger on certain projected financial results. This analysis indicated that the merger could be accretive to First Bancorp’s 2022 and 2023 estimated EPS and could be dilutive to First Bancorp’s estimated tangible book value per share at closing as of December 31, 2021. Furthermore, the analysis indicated that, pro forma for the merger, each of First Bancorp’s tangible common equity to tangible assets ratio, Leverage Ratio, Common Equity Tier 1 Ratio, Tier 1 Risk-Based Capital Ratio and Total Risk-Based Capital Ratio could be lower at closing as of December 31, 2021. For all of the above analysis, the actual results achieved by First Bancorp following the merger may vary from the projected results, and the variations may be material.
First Bancorp Dividend Discount Model Analysis.   KBW performed a dividend discount model analysis to estimate a range for the implied equity value of First Bancorp. In this analysis, KBW used publicly available consensus “street estimates” of First Bancorp and assumed First Bancorp long-term growth rates provided by First Bancorp management, and KBW assumed discount rates ranging from 8.0% to 12.0%. The range of values was derived by adding (i) the present value of the implied future excess capital available for dividends that First Bancorp could generate over the period from December 31, 2021 through December 31, 2025 and (ii) the present value of First Bancorp’s implied terminal value at the end of such period. KBW assumed that First Bancorp would maintain a tangible common equity to tangible assets ratio of 8.00% and First Bancorp would retain sufficient earnings to maintain that level. In calculating the terminal value of First Bancorp, KBW applied a range of 12.0x to 16.0x First Bancorp’s estimated 2026 earnings. This dividend discount model analysis resulted in a range of implied values per share of First Bancorp common stock of $38.72 to $54.44.
The dividend discount model analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including asset and earnings growth rates, terminal values, and discount rates. The analysis did not purport to be indicative of the actual values or expected values of First Bancorp or the pro forma combined company.
Select Dividend Discount Model Analysis.   KBW performed a dividend discount model analysis to estimate a range for the implied equity value of Select, taking into account the cost savings and related expenses expected to result from the merger. In this analysis, KBW used financial and operating forecasts and projections relating to the earnings and assets of Select provided by First Bancorp management (which were prepared by Select management and then adjusted by First Bancorp management) and assumptions regarding cost savings and related expenses expected to result from the merger provided by First Bancorp management, and KBW assumed discount rates ranging from 8.5% to 12.5%. The range of values was derived by adding (i) the present value of the implied future excess capital available for dividends that Select could generate over the period from December 31, 2021 through December 31, 2026 and (ii) the present value of Select’s implied terminal value at the end of such period, in each case applying estimated cost savings and related expenses. KBW assumed that Select would maintain a tangible common equity to tangible assets ratio of 8.00% and Select would retain sufficient earnings to maintain that level. In calculating the terminal value of Select, KBW applied a range of 11.0x to 15.0x Select’s estimated 2027 earnings (inclusive of estimated cost savings and related expenses). This dividend discount model analysis resulted in a range of implied values per share of Select common stock, taking into account the cost savings and related expenses expected to result from the merger, of $20.89 to $29.79.
The dividend discount model analysis is a widely used valuation methodology, but the results of such methodology are highly dependent on the assumptions that must be made, including asset and earnings growth rates, terminal values, and discount rates. The analysis did not purport to be indicative of the actual values or expected values of Select.
Miscellaneous.   KBW acted as financial advisor to First Bancorp in connection with the proposed merger and did not act as an advisor to or agent of any other person. As part of its investment banking business, KBW is continually engaged in the valuation of bank and bank holding company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. As specialists in the securities of banking companies, KBW has experience in, and knowledge of, the valuation of banking enterprises. Further to a certain existing sales and trading relationship between First Bancorp and KBW and otherwise in the ordinary course of KBW’s and its affiliates’ broker-dealer businesses, KBW and its affiliates may from time to time purchase securities from, and sell securities to, First Bancorp and Select. In addition, as market makers in securities, KBW and its affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of First Bancorp or Select for its and their own accounts and for the accounts of its and their respective customers and clients.
Pursuant to the KBW engagement agreement, First Bancorp has agreed to pay KBW a total cash fee equal to $1,875,000, $250,000 of which became payable with the rendering of KBW’s opinion, and the balance of which is contingent upon the consummation of the merger. First Bancorp also agreed to reimburse KBW for reasonable out-of-pocket expenses and disbursements incurred in connection with its engagement and to indemnify KBW against certain liabilities relating to or arising out of KBW’s engagement or KBW’s role in connection therewith. Other than in connection with the present engagement, in the two years preceding the date of KBW’s opinion, KBW did not provide investment banking or financial advisory services to First Bancorp. In the two years preceding the date of KBW’s opinion, KBW did not provide investment banking or financial advisory services to Select. KBW may in the future provide investment banking and financial advisory services to First Bancorp or Select and receive compensation for such services.
Interests of Select’s Directors and Executive Officers in the Merger
In considering the recommendations of the Select board with respect to the merger, you should be aware that executive officers and members of the Select board have agreements or arrangements that provide them with interests in the merger, including financial interests, which may be different from, or in addition to, the interests of the other shareholders of Select. The Select board was aware of these interests during its deliberations of the merits of the merger and in determining to recommend to Select shareholders that they vote for the Select merger proposal. The amounts set forth in the discussions below regarding director and executive officer compensation are based on compensation levels as of the date of this joint proxy statement/prospectus unless otherwise specified.
Indemnification and Insurance
For a period of six years after the effective time of the merger, First Bancorp has agreed to indemnify, defend, and hold harmless the present and former directors and executive officers of Select against all liabilities arising out of actions or omissions arising out of their service as directors, officers, employees, or agents of Select or, at Select’s request, of another corporation, partnership, joint venture, trust, or other enterprise occurring at or prior to the effective time (including the merger and the other transactions contemplated by the merger agreement) to the fullest extent permitted by applicable law and by Select’s articles of incorporation and bylaws in effect on the date of the merger agreement, including provisions related to advances of expenses incurred in the defense of any litigation and regardless of whether First Bancorp is insured against any such matter.
Prior to the effective time of the merger, First Bancorp has agreed to purchase, or will direct Select to purchase, an extended reporting period endorsement under Select’s existing directors’ and officers’ liability insurance coverage for acts or omissions occurring prior to the effective time of the merger by the directors and officers currently covered under Select’s existing insurance coverage. This endorsement will provide such Select directors and officers with coverage for a period of six years following the effective time of the merger.
Existing Employment Agreements and Supplemental Executive Retirement Plan (“SERP”) Agreements
Select and Select Bank previously entered into employment agreements with each of Select’s named executive officers, William L. Hedgepeth II, Lynn H. Johnson, Mark A. Jeffries, W. Keith Betts, and D. Richard Tobin, Jr. Each of the employment agreements entitle the executive to receive a lump sum cash payment equal to 299% of his or her “base amount,” as that term is defined in Code Section 280G, upon the termination of the executive’s employment by the executive following a “termination event” or “adverse change” (which are commonly referred to as a “good reason” termination) or by Select without “cause,” in either case, if such termination occurs within 12 months following a change in control, such as the merger.
In 2019, Select Bank entered into SERP agreements with Mr. Hedgepeth and Ms. Johnson. Each SERP is an unfunded promise intended to provide the officer with certain supplemental retirement benefits upon retirement, or if earlier, upon the executive’s separation from service for certain qualifying terminations of the executive’s employment. The amount and timing of payment of the supplemental retirement benefits vary based on a number of factors, including, among others, the age of the executive, the reason for any separation from service, and whether the executive has met the vesting requirements set forth in the agreement at the time of any payment triggering event. Pursuant to the SERP agreements, if a change in control such as the merger occurs, and within 12 months following the change in control, the executive’s employment with Select Bank is terminated by Select Bank without cause or by the executive for good reason, then the executive will become 100% vested and the benefit payments, equal to the present value of the executives’ projected normal retirement benefits, are to be made in a lump sum within 30 days of the change in control. Among the items that would entitle the executives to terminate such executive’s employment for good reason following the merger and receive the benefits under their SERP agreement include any material diminution in the executive’s authority, duties, or responsibilities or a material reduction to such executive’s salary. It is anticipated that Select Bank will enter into settlement agreements with each of Mr. Hedgepeth and Ms. Johnson that will settle the payment obligations of Select Bank under the SERP agreements that otherwise would have been payable if the executives had terminated employment following the merger due to a good reason termination.
The foregoing payments and benefits associated with a change in control, such as the merger, may be subject to reduction under the executive’s employment agreement or, as applicable, the executive’s SERP agreement in connection with certain tax matters. With the exception of Mr. Tobin’s agreement, all of the named executive officers’ employment agreements provide that it is the intent of parties to the applicable agreement for such payments to be deductible to the employer for federal income tax purposes and not result in excise taxes. Therefore, with respect to all executives other than Mr. Tobin, any payments under the agreements that are deemed “parachute payments” as defined in section 280G(b)(2) of the Code will be reduced to the minimum extent necessary that will result in no portion of the benefit payments being subject to the tax imposed by section 4999 of the Code or cause a disallowance of the compensation deduction for the employer. It is anticipated that Mr. Tobin, to the extent necessary, will voluntarily agree to have the payments he is entitled to under his employment agreement reduced to the minimum extent necessary to avoid the imposition of any excise taxes on such payments.
Subject to the assumptions and limitations discussed in this section and in this joint proxy statement/prospectus under the section “The Merger — Merger-Related Compensation for Select’s Named Executive Officers,” and assuming the effective time of the merger occurs on November 30, 2021, the aggregate value of the benefits and amounts that each of Select’s named executive officers would be entitled to receive in the event of a qualifying termination of employment as a result of the merger are approximately as follows:  William L. Hedgepeth II — $2,233,747; Lynn H. Johnson — $1,085,294; Mark A. Jeffries — $742,807; W. Keith Betts — $743,048; and D. Richard Tobin, Jr. — $781,903. The foregoing amounts include cash payments expected to be received by such officers upon the cancellation of stock options held by such officers immediately prior to the effective time of the merger. See the section entitled “Select Stock Options” below for additional description of the treatment of Select stock options in the merger.
New Employment Agreements and New Consulting Agreements
In connection with the execution of the merger agreement, First Bancorp and First Bank entered into employment agreements and consulting agreements dated as of June 1, 2021, with William L. Hedgepeth II, President and Chief Executive Officer of Select and Select Bank, and Lynn H. Johnson, Executive Vice President and Chief Operating Officer of Select and Select Bank. Copies of the employment agreements and consulting agreements are attached to, and incorporated by reference into, this joint proxy statement/prospectus as Annexes D, E, F and G.
The employment agreements provide for the employment of Mr. Hedgepeth and Ms. Johnson as Executive Vice Presidents of First Bank, for a period commencing upon the effective time of the merger and ending June 30, 2022 and June 11, 2022, respectively. Mr. Hedgepeth will receive a base salary of $428,911.68. Ms. Johnson will receive a base salary of $294,262.56. In addition, as compensation for additional duties and responsibilities to be assigned to the executives in connection with the conversion of the core processing and other systems of Select Bank to those of First Bank and the integration of Select Bank’s operations and employees into those of First Bank each executive will receive a bonus of $100,000 on the last day of his or her employment period. Also, as consideration for agreeing to certain additional non-compete and non-solicit covenants for a period following the end of such executive’s employment (which we refer to as the “restricted period”), Mr. Hedgepeth will receive the sum of $400,000 for the portion of the restricted period beginning July 1, 2022 and ending June 30, 2023, and an additional sum of $300,000 for the portion of the restricted period beginning July 1, 2023 and ending June 30, 2024; and Ms. Johnson the sum of $150,000 for the restricted period beginning June 12, 2023 and ending June 11, 2024. These restrictive covenant payments will be paid to the executives on a monthly basis during the applicable restricted period.
The consulting agreements provide that the executives will provide consulting services and advice to First Bancorp and First Bank (which we refer to as the “First Bancorp Group”) for a period of two years following the expiration of the employment period under their respective employment agreements. Mr. Hedgepeth will receive a consulting fee at a rate of $8,333 per month as compensation for the consulting services and all work performed by him for the First Bancorp Group. Ms. Johnson will receive a consulting fee at a rate of $12,500 during the first 12 months, and $8,333 per month during the final 12 months, as compensation for the consulting services and all work performed by her for the First Bancorp Group.
Support Agreements
As an inducement to and a condition to First Bancorp’s willingness to enter into the merger agreement, each of the directors and executive officers of Select and Select Bank entered into a support agreement with First Bancorp.
Pursuant to the support agreements, the directors and executive officers of Select have agreed to vote their shares in favor of the merger agreement and not sell or otherwise dispose their shares, except with the prior approval of First Bancorp; provided that such support agreements terminate at the effective time of the merger, in the event that the merger agreement is terminated in accordance with its terms or in the event the Select board withdraws its recommendation in favor of the merger or approves or recommends an acquisition proposal from another party. As of the Select record date, the directors and executive officers of Select and Select Bank were entitled to vote 2,315,606 shares, or 13.43% of the outstanding shares of Select common stock. For more information regarding the support agreements, see the section of this joint proxy statement/prospectus entitled “The Merger Agreement — Support Agreements” beginning on page 80.

Appointment of Select Directors
As of the effective time of the merger, First Bancorp will increase the size of the First Bancorp board to 15 members and appoint two current members of the Select board, as designated by Select and approved by First Bancorp, to the boards of directors of First Bancorp and First Bank. As of the date of this joint proxy statement/prospectus, Select has not designated any Select board members for consideration and approval by First Bancorp. Members of the First Bancorp board are expected to receive compensation consistent with the compensation paid to current non-employee directors of First Bancorp, as described in the definitive proxy statement for First Bancorp’s 2021 annual meeting of shareholders, which was filed with the SEC on March 23, 2021, and is incorporated by reference into this joint proxy statement/prospectus. For 2021, such compensation included an annual cash retainer fee of $32,000 and a grant of shares of First Bancorp common stock with a value of approximately $32,000.
Select Stock Options
The directors and named executive officers of Select held stock options to purchase an aggregate of 259,050 shares of common stock as of the Select record date. As of the Select record date, 139,890 of the outstanding options held by the directors and named executive officers were fully vested. See “Security Ownership Of Certain Beneficial Owners And Management Of Select” on page 95 of this joint proxy statement/prospectus for additional information on the number of vested stock options held by each of the Select directors and executive officers. At the effective time of the merger, any unvested options to purchase shares of Select common stock will accelerate under applicable change in control provisions in the Select Option Plans and each outstanding and unexercised stock option will be cancelled in exchange for the right to receive a single lump sum cash payment equal to the product obtained by multiplying (i) the number of shares of Select common stock subject to such option, by (ii) $18.00 less the exercise price per share of such option, less any applicable withholding taxes. As of the Select record date, 119,160 of the outstanding options held by the directors and named executive officers were unvested. As of the Select record date and assuming a November 30, 2021 effective time of the merger, the aggregate value of the unvested stock options held by Select’s directors for which vesting will be accelerated is $711,568.
For an estimate of the value of the stock options held by the Select’s named executive officers for which vesting will be accelerated, see “Merger-Related Compensation for Select’s Named Executive Officers — Golden Parachute Compensation” below.
Directors’ Deferral Plan
Select maintains a Directors’ Deferral Plan whereby individual directors may elect annually to defer receipt of all or a designated portion of their cash fees or stock awards. Directors’ fees otherwise payable in cash and deferred under the Plan are used to purchase shares of Select common stock by the Plan administrator, with such deferred compensation disbursed in the future as specified by the director at the time of his or her deferral election. Stock awards deferred under the Deferral Plan are also disbursed in the future as specified by the director at the time of his or her deferral election. The Plan provides that 30 days following a change in control, such as the merger, participants are to be paid their respective benefits under the Plan according to their individual election forms.
Merger-Related Compensation for Select’s Named Executive Officers
Golden Parachute Compensation
This section sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation for each named executive officer of Select that is based on or otherwise relates to the merger. This compensation is referred to as “golden parachute” compensation by the applicable SEC disclosure rules, and in this section, we use such term to describe the merger-related compensation payable to Select’s named executive officers. The “golden parachute” compensation payable to these individuals is subject to a non-binding advisory vote of Select shareholders, as described above in “Select Merger-Related Proposals — Proposal No. 2: Select Merger-Related Compensation Proposal.”

The terms of the merger agreement provide for the cancellation of outstanding Select stock options in exchange for the right to receive a single lump sum cash payment equal to the product obtained by multiplying (i) the number of shares of Select common stock subject to such option, by (ii) $18.00 less the exercise price per share of such option, less any applicable withholding taxes. For a description of the treatment of outstanding stock options held by Select directors and executive officers, see “The Merger — Interests of Select’s Directors and Executive Officers in the Merger.”
The named executive officers are entitled to “double-trigger” severance payments and benefits, which are paid upon a qualifying termination of employment occurring within one year following a change in control, in each case, pursuant to the employment agreements described above in “The Merger — Interests of Select’s Directors and Executive Officers in the Merger — Existing Employment Agreements with Select Bank’s Executive Officers.” The merger-related compensation described below is based on the existing agreements with Select and does not include compensation that may be paid or become payable to Mr. Hedgepeth or Ms. Johnson pursuant to their respective new employment agreement and new consulting agreement with First Bancorp and First Bank, which will become effective following the effective time of the merger. For additional details regarding the terms of the payments that Mr. Hedgepeth and Ms. Johnson may be entitled to receive under the new employment and new consulting agreement with First Bancorp and First Bank, see the discussion under the heading “The Merger — Interests of Select’s Directors and Executive Officers in the Merger — New Employment Agreement and New Consulting Agreement” above.
Mr. Hedgepeth and Ms. Johnson are entitled to “double-trigger” change in control payments, which are paid upon a qualifying termination of employment occurring within one year following a change in control, in each case, pursuant to the SERP agreements described above in “The Merger — Interests of Select’s Directors and Executive Officers in the Merger — Existing Employment Agreements and Supplemental Executive Retirement Plan (“SERP”) Agreements.”
The following table sets forth the amount of payments and benefits that were or may be paid or become payable to each of the named executive officers in connection with the merger pursuant to their change in control arrangements with Select, assuming: (i) the effective time of the merger occurs on November 30, 2021; and (ii) each named executive officer experiences a qualifying termination of employment on November 30, 2021. The amounts shown below are estimates based on multiple assumptions that may or may not actually occur, including assumptions described in this proxy statement/prospectus, and do not reflect certain compensation actions that may occur before the completion of the merger. As a result, the actual amounts to be received by a named executive officer may differ materially from the amounts set forth below.
Golden Parachute Compensation
Name	Cash ($)(1)	Equity ($)(2)	Pension NQDC ($)(3)	Total ($)
William L. Hedgepeth II	605,097	662,810	965,840	2,233,747
Lynn H. Johnson	127,508	240,165	717,621	1,085,294
Mark A. Jeffries	574,487	168,320	—	742,807
W. Keith Betts	606,528	136,520	—	743,048
R. Richard Tobin, Jr.	653,643	128,260	—	781,903

(1)
Assumes a reduction in the cash payment due Mr. Hedgepeth, Ms. Johnson, Mr. Jeffries, Mr. Betts, and Mr. Tobin of $650,758, $570,387, $52,708, $28,503, and $1,651, respectively under their employment agreements in order to cause all golden parachute payments and benefits to be received by each of them to be less than the Code Section 280G limitation of three times his or her annual average base compensation over the five complete years preceding the year in which the merger occurs. These reduction amounts are based on the Code Section 280G value of each named executive officer’s parachute payments determined as of June 2, 2021, using June 2021 Applicable Federal Rates and assuming, (i) a November 30, 2021 effective time of the merger; and (ii) an anticipated price per share of $18.00.

(2)
Represents the aggregate dollar value of the payments each named executive officer will receive for the cancellation of their outstanding Select stock options, whether vested or unvested. Based on stock options currently issued and outstanding, and assuming a November 30, 2021 effective time of the merger, it is anticipated that the named executive officers will have unvested stock options covering the following number of shares for which vesting would be accelerated and a cash payment made: Mr. Hedgepeth — 31,200 shares (anticipated cash payment for such shares — $213,412); Mr. Johnson — 18,004 shares (anticipated cash payment for such shares — $126,544); Mr. Jeffries — 16,340 shares (anticipated cash payment for such shares — $114,224); Mr. Betts — 11,340 shares (anticipated cash payment for such shares — $76,504); and Mr. Tobin — 12,540 shares (anticipated cash payment for such shares — $128,260).
(3)
Represents the value of the accelerated supplemental retirement benefits payable in connection with a change in control under the applicable SERP agreement calculated using a 5% discount rate.

Public Trading Markets
First Bancorp common stock is listed for trading on the NASDAQ GSM under the symbol “FBNC” and Select common stock is listed on the NASDAQ GM under the symbol “SLCT.” Upon completion of the merger, Select common stock will no longer be listed on the NASDAQ and will be de-registered under the Exchange Act. It is a condition to each party’s obligations to complete the merger that the First Bancorp common stock to be issued pursuant to the merger agreement be authorized for listing on the NASDAQ GSM (subject to official notice of issuance). Following the merger, shares of First Bancorp common stock will continue to be traded on the NASDAQ GSM under the symbol “FBNC.”
First Bancorp’s Dividend Policy
Subject to the approval of the board of directors of the surviving corporation, it is the current intention of First Bancorp that, following the completion of the merger, the quarterly dividend of $0.20 on First Bancorp common stock will remain unchanged. However, the First Bancorp board may change its dividend policy at any time and no assurances can be given that dividends will continue to be paid by the surviving corporation or that dividends, if paid, will not be reduced or eliminated in future periods because any such dividend would be dependent upon the surviving corporation’s future earning, capital requirements and financial condition. In addition, the payment of dividends by bank holding companies is subject to legal and regulatory limitations. Special cash dividends, stock dividends or returns of capital may, to the extent permitted by the policies and regulations of the Federal Reserve Board, be paid in addition to, or in lieu of, regular cash dividends. Dividends from First Bancorp will depend, in large part, upon receipt of dividends from First Bank, and any other banks which First Bancorp acquires, because First Bancorp will have limited sources of income other than dividends from First Bank. For further information, see the section of this joint proxy statement/prospectus entitled “Comparative Market Prices and Dividends” beginning on page 91.
Dissenters’ Rights in the Merger
Under the NCBCA, which is the law under which Select is incorporated, Select shareholders will not be entitled to any appraisal rights or dissenters’ rights in connection with the merger if, on the Select record date, the Select common stock and the First Bancorp common stock are each listed on a national securities exchange. Select common stock is currently listed on the NASDAQ GM, a national securities exchange, and was so listed on the Select record date. First Bancorp common stock is currently listed on the NASDAQ GSM, a national securities exchange, and was so listed on the Select record date. Accordingly, Select shareholders are not expected to be entitled to any appraisal rights or dissenters’ rights in connection with the merger.
If the merger is completed, holders of First Bancorp common stock will not receive any consideration, and their shares of First Bancorp common stock will remain outstanding and will constitute shares of the combined company. Accordingly, First Bancorp shareholders are not expected to be entitled to any appraisal rights or dissenters’ rights in connection with the merger.
Regulatory Approvals Required for the Merger
Completion of the merger is subject to receipt of certain approvals and consents from applicable governmental and regulatory authorities, without conditions or restrictions which in the reasonable judgment of the First Bancorp board would so materially adversely affect the economic or business benefits of the merger that, had such condition or restriction been known, First Bancorp would not, in its reasonable judgment, have entered in the merger agreement. Subject to the terms and conditions of the merger agreement, First Bancorp and Select have agreed to use their commercially reasonable efforts to promptly prepare and file all necessary documentation and applications and to obtain as promptly as practicable all regulatory approvals necessary or advisable to complete the transactions contemplated by the merger agreement. These approvals include, among others, approval from the Federal Reserve Board and the NC Commissioner.
Federal Reserve Board
First Bancorp is a bank holding company regulated and supervised by the Federal Reserve Board under the BHC Act. Unless granted an exemption by the Federal Reserve Board, the transactions contemplated by the merger agreement require prior approval of the Federal Reserve Board under the BHC Act. First Bank is a member of the Federal Reserve System, supervised and regulated by the Federal Reserve Board. The merger of Select Bank with and into First Bank requires prior approval of the Federal Reserve Board under the Bank Merger Act. In evaluating such applications, the Federal Reserve Board takes into consideration a number of factors, including: (i) the competitive impact of the transaction; (ii) the financial condition and future prospects, including capital positions and managerial resources of the institutions, on both a current and pro forma basis; (iii) the convenience and needs of the communities to be served and the record of the insured depository institution subsidiaries of the bank holding companies under the Community Reinvestment Act of 1977 (which we refer to as the “CRA”); (iv) the effectiveness of the companies and the depository institutions concerned in combating money laundering activities; and (v) the extent to which the proposal would result in greater or more concentrated risks to the stability of the U.S. banking or financial system. In connection with its review, the Federal Reserve Board provides an opportunity for public comment on the application and is authorized to hold a public meeting or other proceeding if it determines that such meeting or other proceeding would be appropriate.
NC Commissioner
First Bank is a state bank chartered, regulated and supervised by the NC Commissioner. The transactions contemplated by the merger agreement require prior approval of the NC Commissioner under applicable North Carolina banking laws. The matters to be addressed in the application to the NC Commissioner are generally the same as the matters to be addressed in the applications to the Federal Reserve Board. In connection with its review, the NC Commissioner provides an opportunity for public comment on the application, and the North Carolina Banking Commission will meet publicly to consider and issue final approval of the merger and the bank merger.
Additional Regulatory Approvals and Notices
Notifications and/or applications requesting approval may be submitted to various other federal and state regulatory authorities and self-regulatory organizations.
First Bancorp and Select believe that the merger does not raise substantial antitrust or other significant regulatory concerns and that we will be able to obtain all requisite regulatory approvals. However, neither First Bancorp nor Select can assure you that all of the regulatory approvals described above will be obtained and, if obtained, we cannot assure you as to the timing of any such approvals, our ability to obtain the approvals on satisfactory terms or the absence of any litigation challenging such approvals. In addition, there can be no assurance that such approvals will not impose conditions or requirements that, individually or in the aggregate, would or could reasonably be expected to have a materially burdensome regulatory condition.
Neither First Bancorp nor Select is aware of any material governmental approvals or actions that are required for completion of the merger other than those described above. It is presently contemplated that if any such additional governmental approvals or actions are required, those approvals or actions will be sought. There can be no assurance, however, that any additional approvals or actions will be obtained.

THE MERGER AGREEMENT
The following describes certain aspects of the merger, including certain material provisions of the merger agreement. The following description of the merger agreement is subject to, and qualified in its entirety by reference to, the merger agreement, which is attached to this joint proxy statement/prospectus as Annex A and is incorporated by reference into this joint proxy statement/prospectus. We urge you to read the merger agreement carefully and in its entirety, as it is the legal document governing the merger.
Effective Time
The merger agreement provides that the merger will be effective once the articles of merger reflecting the merger have been accepted for filing by the Secretary of State of North Carolina.
The merger and bank merger must be approved by the Federal Reserve Board and the NC Commissioner. Management of First Bancorp and Select anticipate that the merger will become effective in the fourth quarter of 2021.
Terms of the Merger
If Select shareholders and First Bancorp shareholders approve the merger agreement and subject to the receipt of required regulatory approvals and the satisfaction of the other closing conditions set forth in the merger agreement, Select will be merged with and into First Bancorp. In connection with the merger, Select shareholders will receive 0.408 shares of First Bancorp common stock in exchange for each share of Select common stock. First Bancorp shareholders will continue to hold their existing First Bancorp common stock.
If, prior to the merger closing, the outstanding shares of Select common stock or First Bancorp common stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities, in each case as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in capitalization, then an appropriate and proportionate adjustment will be made to the number of shares of First Bancorp common stock to be delivered pursuant to the merger in exchange for a share of Select common stock.
If the merger is completed, Select will be merged with and into First Bancorp. Following the merger, the articles of incorporation, bylaws, corporate identity, and existence of First Bancorp will not be changed, and Select will cease to exist as a separate entity. Following the merger, Select’s subsidiary, Select Bank, will be merged with and into First Bank, a wholly-owned North Carolina bank subsidiary of First Bancorp. First Bank will be the surviving bank in the bank merger.
Registration of First Bancorp Common Stock
As a condition to the merger, First Bancorp has agreed to register with the SEC the shares of First Bancorp common stock to be exchanged for shares of Select common stock and to maintain the effectiveness of such registration through the issuance of such shares in connection with the closing of the merger.
Treatment of Select Stock Options
At the effective time of the merger any unvested options to purchase shares of Select common stock will accelerate under applicable change in control provisions in the Select Option Plans and each outstanding and unexercised stock option will be cancelled in exchange for the right to receive a single lump sum cash payment equal to the product obtained by multiplying (i) the number of shares of Select common stock subject to such option, by (ii) $18.00 less the exercise price per share of such option, less any applicable withholding taxes.
Treatment of Select TRUPS
In 2004, Select issued $12.4 million in subordinated debentures in connection with the issuance of the Select TRUPS by its trust subsidiary, New Century Statutory Trust I. Immediately prior to and contingent upon the occurrence of the closing, First Bancorp will assume the Select TRUPS, in accordance with the terms, documents and agreements related thereto.

Representations and Warranties Made by First Bancorp and Select in the Merger Agreement
First Bancorp and Select have made certain customary representations and warranties to each other in the merger agreement. For information on these representations and warranties, please refer to the merger agreement attached as Annex A. Except for certain specified provisions, the representations and warranties in the merger agreement do not survive the effective time of the merger.
The representations, warranties and covenants included in the merger agreement were made only for purposes of the merger agreement and as of specific dates, may be subject to limitations, qualifications or exceptions agreed upon by the parties, including those included in confidential disclosures made for the purposes of, among other things, allocating contractual risk between First Bancorp and Select rather than establishing matters as facts, and may be subject to standards of materiality that differ from those standards relevant to investors.
Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the merger agreement, which subsequent information may or may not be fully reflected in public disclosures by First Bancorp or Select. The representations and warranties and other provisions of the merger agreement should not be read alone, but instead should be read only in conjunction with the information provided elsewhere in this document and in the documents incorporated by reference into this document.
Certain representations and warranties of First Bancorp and Select are qualified as to “materiality” or “material adverse effect.” For purposes of the merger agreement, a “material adverse effect,” when used in reference to either Select or First Bancorp, is an event, change or occurrence which, individually or together with any other event, change or occurrence, has had or is reasonably expected to have a material adverse effect on (i) the financial position, property, business, assets or results of operations of such company and its subsidiaries, taken as a whole, or (ii) the ability of such company to perform its material obligations under the merger agreement or to consummate the merger or the other transactions contemplated by the merger agreement; provided, that a “material adverse effect” shall not be deemed to include the effects of:
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changes in banking and other laws or regulations of general applicability or interpretations thereof by governmental authorities;

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changes in GAAP, SEC or other regulatory accounting principles generally applicable to banks and their holding companies;

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actions and omissions of such company (or any of its subsidiaries) taken with the prior written consent of the other party in contemplation of the transactions contemplated by the merger agreement;

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changes in economic conditions affecting financial institutions generally, including changes in interest rates, credit availability and liquidity, and price levels or trading volumes in securities markets, except to the extent that such company is materially and adversely affected in a disproportionate manner as compared to other comparable participants in the banking industry;

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changes resulting from the announcement or pendency of the transactions contemplated by the merger agreement; or

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the direct effects of compliance with the merger agreement on the operating performance of such company;

and, furthermore, a “material adverse effect” shall not be deemed to include any failure to meet analyst projections, in and of itself, or, in and of itself, the trading price of such company’s common stock (it being understood that the facts or occurrences giving rise or contributing to any such effect, change or development which affects or otherwise relates to the failure to meet analyst financial forecasts or the trading price, as the case may be, may be deemed to constitute, or be taken into account in determining whether there has been, or would reasonably be expected to be, a “material adverse effect”).
Shareholder Meetings and Recommendation of the Boards of Directors of Select and First Bancorp
Each of Select and First Bancorp has agreed to hold a meeting of its shareholders as promptly as reasonably practicable for the purpose of voting upon approval of the merger agreement. Each of Select and First Bancorp has agreed to use its reasonable efforts to obtain from its shareholders the vote required to approve the merger agreement, including by communicating to its shareholders its recommendation (and including such recommendation in this joint proxy statement/prospectus) that they approve the merger agreement and the transactions contemplated thereby. However, in certain limited circumstances, and only if the Select board, after receiving the advice of its outside counsel and, with respect to financial matters, its financial advisors, determines in good faith that it would be a violation of its fiduciary duties under applicable law to continue to recommend the merger agreement, then the Select board may withdraw, qualify or modify, or propose publicly to withdraw, qualify or modify its recommendation.
Notwithstanding any change in recommendation by the board of directors of Select or First Bancorp, unless the merger agreement has been terminated in accordance with its terms, each party is required to convene a meeting of its shareholders and to submit the merger agreement to such shareholders for the purpose of voting on the approval of the merger agreement.
Agreement Not to Solicit Other Offers
Select has agreed that it will not, and will use its commercially reasonable efforts to cause its affiliates and representatives not to, directly or indirectly (i) solicit, initiate, or encourage, induce or knowingly facilitate, the making, submission, or announcement of any proposal that constitutes an acquisition proposal, (ii) participate in any discussions (except to notify a third party of the existence of these restrictions) or negotiations regarding, or disclose or provide any nonpublic information with respect to, or knowingly take any other action to facilitate any inquiries or the making of any proposal that constitutes an acquisition proposal, (iii) enter into any agreement (including any agreement in principle, letter of intent or understanding, merger agreement, stock purchase agreement, asset purchase agreement, or share exchange agreement) (referred to in the merger agreement as an “acquisition agreement”) contemplating or otherwise relating to any acquisition transaction, or (iv) propose or agree to do any of the foregoing.
For purposes of the merger agreement, an “acquisition proposal” means, any proposal for a transaction or series of related transactions (other than the transactions contemplated by the merger agreement) involving: (i) any acquisition or purchase from Select of 25% or more of Select’s common stock, or any tender offer or exchange offer that if consummated would result in any person or group beneficially owning 25% or more of Select’s common stock, or any merger, consolidation, business combination or similar transaction involving Select pursuant to which the shareholders of Select immediately preceding such transaction hold less than 75% of the equity interests in the surviving or resulting entity; (ii) any sale or lease (other than in the ordinary course of business), or exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of 25% or more of Select’s consolidated assets; or (iii) any liquidation or dissolution of Select (such transactions referred to in the merger agreement as “acquisition transactions”).
However, in the event Select receives an unsolicited bona fide written acquisition proposal prior to the approval of the merger agreement by the Select shareholders, it may, furnish nonpublic information or enter into a confidentiality agreement or discussions or negotiations if and only if: (i) neither Select nor any of its representatives or affiliates has violated the non-solicit restrictions (other than an unintentional violation that did not, directly or indirectly, result in the submission of such acquisition proposal), (ii) Select’s board has determined in good faith, after consultation with the Select’s financial advisor and outside legal counsel, that such acquisition proposal constitutes or is reasonably likely to result in a superior proposal (as defined in the merger agreement), (iii) Select’s board concludes in good faith, after consultation with its outside counsel, that the failure to take such action would be inconsistent with its fiduciary duties to Select and its shareholders, (iv) Select receives an executed confidentiality agreement containing terms no less favorable to Select than the confidentiality terms of the merger agreement, and (v) contemporaneously with furnishing any such nonpublic information, Select furnishes such nonpublic information to First Bancorp. In addition, Select has agreed to provide First Bancorp with at least three days’ prior written notice of a meeting of Select’s board at which meeting Select’s board is reasonably expected to resolve to recommend the acquisition proposal as a superior proposal to its shareholders, and to keep First Bancorp informed on a prompt basis of the status and material terms of such acquisition proposal, including any material amendments or proposed amendments as to price and other material terms thereof.
Select also agreed to immediately cease, and to use its commercially reasonable efforts to cause its and its subsidiaries’ directors, officers, employees, and representatives to immediately cease, any and all existing activities, discussions, or negotiations with respect to any acquisition proposal and to use and cause to be used all commercially reasonable efforts to enforce any confidentiality or similar or related agreement relating to any acquisition proposal.
Termination and Conditions of Closing
The merger agreement may be terminated at any time either before or after approval of the merger agreement by the shareholders of Select, but not later than the effective date of the merger:
(i)   by mutual written agreement of First Bancorp and Select;
(ii)   by either party, in the event of a breach by the other party of any representation or warranty contained in the merger agreement which breach cannot be or has not been cured within 30 days after the giving of written notice of the breach and which breach is reasonably likely, in the opinion of the non-breaching party, to permit such party to refuse to consummate the transactions contemplated by the merger agreement due to the breaching party’s representations and warranties being inaccurate as of the effective date or due to the breaching party’s failure to perform or comply in all material respects with all agreements and covenants required by the merger agreement; provided, that the terminating party is not then in material breach of any representation, warranty, covenant or other agreement contained in the merger agreement;
(iii)   by either party, if (A) any required regulatory approval has been denied by final, non-appealable action of such authority; (B) any law or order permanently restraining, enjoining or otherwise prohibiting the consummation of the merger shall have become final and non-appealable; (C) the approval of the Select shareholders to the merger agreement is not obtained at the Select special meeting; or (D) the approval of the First Bancorp shareholders to the merger agreement is not obtained at the First Bancorp special meeting;
(iv)   by either party, if the merger has not occurred on or before March 31, 2022; provided, that the failure to consummate the merger is not caused by a breach of the merger agreement by the terminating party;
(v)   by First Bancorp, if (A) the Select board fails to recommend to Select’s shareholders that they approve the merger agreement; (B) the Select board has approved, recommended, or proposed publicly to approve or recommend, an acquisition proposal by an entity other than First Bancorp; (C) the Select board fails to reaffirm its recommendation that Select’s shareholders approve the merger agreement following the public announcement of an acquisition proposal by an entity other than First Bancorp and within ten business days of First Bancorp’s request that Select’s board reaffirm such recommendation; or (D) Select fails to comply in all material respects with its non-solicitation and shareholder meeting obligations under the merger agreement; provided, that First Bancorp is not then in material breach of any representation, warranty, covenant or other agreement contained in the merger agreement; or
(vi)   by Select, prior to shareholder approval of the merger agreement, in order to accept an acquisition proposal from a third party involving the acquisition of a majority of the outstanding equity interest in, or all or substantially all of the assets and liabilities of Select with respect to which the Select board has determined in good faith that such proposal, if accepted, is reasonably likely to be consummated on a timely basis, and that such proposal is more favorable to Select’s shareholders than the merger with First Bancorp; provided Select has complied in all material respects with its non-solicitation and shareholder meeting obligations under the merger agreement.
Select must pay to First Bancorp a termination fee of $11.5 million, if:
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First Bancorp terminates the merger agreement pursuant to (v) listed above;

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Select terminates the merger agreement pursuant to (vi) listed above; or

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(i) an acquisition proposal by a third party has been communicated to or otherwise made known to Select’s shareholders, senior management or board, or any person other than First Bancorp has publicly announced an intention to make a proposal to acquire Select, (ii) thereafter, the merger agreement is terminated (A) by either party pursuant to (iv) listed above only if before that time Select shareholder approval of the merger agreement has not been obtained, (B) by First Bancorp pursuant to (ii) above, or (C) by either party pursuant to (iii) above only if Select shareholder approval of the merger agreement has not been obtained, and (D) within 12 months of such termination Select is acquired by or enters into an acquisition agreement with a third party.
The following summarizes the required conditions to closing:
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approval of the merger agreement by at least a majority of the outstanding shares of Select common stock;

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approval of the merger agreement by at least a majority of the outstanding shares of First Bank common stock;

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approval of the merger by the Federal Reserve Board and the NC Commissioner;

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effectiveness of the registration statement of First Bancorp relating to the shares of First Bancorp common stock to be issued to Select shareholders in the merger, of which this joint proxy statement/prospectus forms a part;

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no governmental authority of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law or order (whether temporary, preliminary or permanent) or taken any other action which prohibits, restricts, or makes illegal consummation of the merger;

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First Bancorp must have filed with the NASDAQ GSM a notification form for the listing of the shares of First Bancorp common stock to be delivered to the shareholders of Select as merger consideration, and the NASDAQ GSM shall not have objected to the listing of such shares of First Bancorp common stock;

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receipt by each of First Bancorp and Select of an opinion of First Bancorp’s legal counsel or tax accounting firm as to certain tax matters;

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the accuracy of the representations and warranties of each of First Bancorp and Select in the merger agreement as of the date of the merger agreement and the day on which the merger is completed, subject to the materiality standards provided in the merger agreement;

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the performance by each of First Bancorp and Select in all material respects of all obligations under the merger agreement required to be performed by it at or prior to the effective time of the merger;

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the delivery of officers’ certificates and secretary’s certificates by each of First Bancorp and Select to the other;

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there shall not have occurred a material adverse effect with respect to Select or First Bancorp since December 31, 2020;

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Select shall not have made any payments or provided any benefits, or be obligated to make any payments or provide any benefits, in connection with any or all of which (i) a tax deduction could or would be disallowed or limited under Sections 280G, 404, or 162(m) of the Code, or (ii) could or would be subject to withholding or give rise to taxation under Section 4999 of the Code;

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the payment by First Bancorp of the merger consideration as provided in the merger agreement; and

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all parties must stand ready to consummate the bank merger immediately following the merger.

Surrender of Certificates
After the effective date of the merger, each holder of Select common stock (as of that date) in certificated form will be required to deliver the certificates representing such holder’s shares of Select common stock to First Bancorp’s exchange agent, Computershare Limited, in order to receive payment of the merger consideration from First Bancorp in connection with the merger.
After delivering certificates or other instruments representing his, her or its shares of Select common stock, the holder will be entitled to receive 0.408 shares of First Bancorp common stock in exchange for each share of Select common stock that such holder owned on the effective date of the merger. First Bancorp will not issue any fractional shares of First Bancorp common stock in the merger. Select shareholders who would otherwise be entitled to a fraction of a share of First Bancorp common stock upon the completion of the merger will instead be entitled to receive an amount in cash, rounded to the nearest whole cent, determined by multiplying the fraction of a share (rounded to the nearest thousandth when expressed as a decimal form) of First Bancorp common stock to which the holder would otherwise be entitled by $44.12.
Until a holder delivers the certificates or other instruments representing his, her or its shares of Select common stock to First Bancorp, the holder may not receive payment of any dividends or other distributions on shares of First Bancorp common stock into which his, her, or its shares of Select common stock have been converted, if any, and may not receive any notices sent by First Bancorp to its shareholders with respect to those shares.
Required Shareholder Approvals
Select
The holders of a majority of the outstanding shares of Select common stock entitled to vote at the Select special meeting must approve the merger agreement in order for the merger to be completed. Abstentions from voting and broker non-votes will be included in determining whether a quorum is present and will have the effect of a vote against the merger agreement.
As of July 19, 2021, the record date for determining the shareholders entitled to notice of and to vote at the Select special meeting, the outstanding voting securities of Select consisted of 17,229,504 shares of common stock. Each issued and outstanding share of Select common stock is entitled to one vote per share.
All of the directors and executive officers of Select have agreed to vote their shares in favor of the merger agreement and not sell or otherwise dispose their shares, except with the prior approval of First Bancorp; provided that such support agreements terminate at the effective time of the merger, in the event that the merger agreement is terminated in accordance with its terms or in the event the Select board withdraws its recommendation in favor of the merger or approves or recommends an acquisition proposal from another party.
First Bancorp
The holders of a majority of the outstanding shares of First Bancorp common stock entitled to vote at the First Bancorp special meeting must approve the merger agreement in order for the merger to be completed. Abstentions from voting and broker non-votes will be included in determining whether a quorum is present and will have the effect of a vote against the merger agreement.
As of July 19, 2021, the record date for determining the shareholders entitled to notice of and to vote at the First Bancorp special meeting, the outstanding voting securities of First Bancorp consisted of 28,468,856 shares of common stock. Each issued and outstanding share of First Bancorp common stock is entitled to one vote per share.
Expenses
All expenses incurred by First Bancorp in connection with the merger, including all fees and expenses of its agents, representatives, counsel and accountants and the fees and expenses related to filing these materials and all regulatory applications with state and federal authorities, will be paid by First Bancorp. All expenses incurred by Select in connection with the merger, including all fees and expenses of its agents, representatives, counsel and accountants, will be paid by Select.
Conduct of Business of Select Pending Closing
The merger agreement provides that, pending consummation of the merger, except with the prior written consent of First Bancorp, Select will, and will cause each of its subsidiaries to:
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operate its business only in the usual, regular, and ordinary course;

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use commercially reasonable efforts to preserve intact its business organization and assets and maintain its rights and franchises;

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use commercially reasonable efforts to cause its representations and warranties to be correct at all times;

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consult with First Bancorp prior to (i) entering into or making any loans that exceed regulatory loan to value guidelines, or (ii) entering into or making any loans or other transactions with a value equal to or exceeding $2.5 million, other than (A) residential mortgage loans for which Select has a commitment to buy from a reputable investor, and (B) loans for which commitments have been made as of the date of the merger agreement; and

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take no action which would be reasonably likely to (i) adversely affect the ability of any party to obtain any consents required for the transaction contemplated by the merger agreement, or (ii) materially adversely affect the ability of any party to perform its covenants and agreements under the merger agreement.

The merger agreement also provides that, pending consummation of the merger, except with the prior written consent of First Bancorp, Select will not, and will not permit any of its subsidiaries to:
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amend such entity’s articles of incorporation, bylaws or other governing instruments;

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incur any additional debt obligation or other obligation for borrowed money in excess of an aggregate of $750,000 except in the ordinary course of the business of such entity consistent with past practices and that are pre-payable without penalty, charge, or other payment, or grant any lien on any material asset of such entity;

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repurchase, redeem, or otherwise acquire or exchange (other than exchanges in the ordinary course under employee benefit plans), directly or indirectly, any shares, or any securities convertible into any shares, of the capital stock of such entity, or declare or pay any dividend or make any other distribution in respect of Select’s capital stock;

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except for the merger agreement and except pursuant to the valid exercise of Select stock options outstanding as of the date of the merger agreement, issue, sell, pledge, encumber, authorize the issuance of, enter into any contract to issue, sell, pledge, encumber or authorize the issuance of, or otherwise permit to become outstanding, any additional shares of Select common stock, any other capital stock of any such entity, or any right thereof;

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adjust, split, combine or reclassify any capital stock of any such entity or issue or authorize the issuance of any other securities in respect of or in substitution for shares of Select common stock or issue any Select stock options or Select restricted stock, or sell, lease, mortgage or otherwise dispose of (i) any shares of capital stock of any Select subsidiary or (ii) any asset other than in the ordinary course of business for reasonable and adequate consideration, except issuances of shares of Select common stock pursuant to the exercise of Select options outstanding on the date of the merger agreement;

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except in the ordinary course of business consistent with past practice and not to exceed an aggregate of $7.5 million (not to exceed $1.25 million with respect to a person that is not a government sponsored entity), purchase any securities or make any material investment, either by purchase of stock or securities, contributions to capital (other than pursuant to binding commitments existing on the date of the merger agreement), asset transfers, or purchase of any assets, in any person other than a wholly owned Select subsidiary, or otherwise acquire direct or indirect control over any person, other than in connection with foreclosures of loans in the ordinary course of business;

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(i) except as contemplated by the merger agreement or as disclosed on Select’s confidential disclosure memorandum, grant any bonus or increase in compensation or benefits to the employees, officers or directors of any such entity, (ii) commit or agree to pay any severance or termination pay, or any stay or other bonus to any Select director, officer or employee, (iii) enter into or amend any severance agreements with officers, employees, directors, independent contractors, or agents of such entity, (iv) change any fees or other compensation or other benefits to directors of such entity, or (v) waive any stock repurchase rights, accelerate, amend or change the period of exercisability of any rights or restricted stock, or re-price rights granted under the Select benefit plans or authorize cash payments in exchange for any rights, except as otherwise contemplated in the merger agreement; or accelerate or vest or commit or agree to accelerate or vest any Select options or any amounts, benefits or rights payable by such entity; provided, however, that Select may continue to make annual merit or market salary increases in the ordinary course of business consistent with past practices provided that any increases during the calendar year 2021 may not exceed 3% of such employee’s base salary or wage rate in effect as of the date of the merger agreement;
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enter into or amend any employment contract between such entity and any person (unless such amendment is required by law) that such entity does not have the unconditional right to terminate without liability (other than liability for services already rendered), at any time on or after the effective time;

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except as disclosed on Select’s confidential disclosure memorandum, adopt any new employee benefit plan of such entity or terminate or withdraw from, or make any material change in or to, any existing employee benefit plans, welfare plans, insurance, stock or other plans or Select benefit plans of such entity other than any such change that is required by law or to maintain continuous benefits at current levels or that, in the written opinion of counsel, is necessary or advisable to maintain the tax qualified status of any such plan, or make any distributions from such employee benefit or welfare plans, except as required by law or as contemplated by the agreement, the terms of such plans or consistent with past practice;

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make any change in any tax or accounting methods or systems of internal accounting controls, except as may be appropriate and necessary to conform to changes in tax laws, regulatory accounting requirements, or GAAP;

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commence any litigation other than in accordance with past practice, or settle any litigation involving any liability of such entity for money damages or restrictions upon the operations of such entity;

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enter into, modify, amend, or terminate any material contract; other than with respect to those involving aggregate payments of less than, or the provision of goods or services with a market value of less than, $50,000 per annum and with a term of 24 months or less and other than contracts described in the immediately following bullet point;

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except in the ordinary course of business consistent with past practice, make, renegotiate, renew, increase, extend, modify or purchase any loan, lease (credit equivalent), advance, credit enhancement or other extension of credit, or make any commitment in respect of any of the foregoing;

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waive, release, compromise, or assign any material rights or claims, or make any adverse changes in the mix, rates, terms, or maturities of Select’s deposits and other liabilities, except with respect to (i) any extension of credit for existing commitments or (ii) any extension of credit with an unpaid balance of less than $1.5 million if secured, or $500,000 if unsecured, and in each case in conformity with existing lending policies and practices;

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except for conforming residential mortgage loans held for sale and Small Business Administration loans, enter into any fixed rate loans with a committed rate term of greater than 10 years;

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notwithstanding anything in the merger agreement to the contrary, enter into, modify or amend any loan participation agreements;

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except for loans or extensions of credit made on terms generally available to the public, make or increase any loan or other extension of credit, or commit to make or increase any such loan or extension of credit, to any director or executive officer of Select or Select Bank, or any entity controlled, directly or indirectly, by any of the foregoing, other than renewals of existing loans or commitments to loan;

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restructure or materially change its investment securities portfolio or its interest rate risk position, through purchases, sales or otherwise, or the manner in which the portfolio is classified or reported;

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make any capital expenditures in excess of an aggregate of $150,000 other than pursuant to binding commitments existing on the date of the merger agreement and other than expenditures necessary to maintain existing assets in good repair or to make payment of necessary taxes;

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establish or commit to the establishment of any new branch or other office facilities or file any application to relocate or terminate the operation of any banking office;

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knowingly take any action that is intended or expected to result in any of its representations and warranties set forth in the merger agreement being or becoming untrue in any material respect at any time prior to the effective time of the merger, or in any of the conditions to the merger set forth in the merger agreement not being satisfied or in a violation of any provision of the merger agreement;

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implement or adopt any material change in its accounting principles, practices or methods, other than as may be required by GAAP or regulatory guidelines;

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knowingly take any action that would prevent or impede the merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code;

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agree to take, make any commitment to take, or adopt any resolutions of its board in support of, any of the actions set forth above;

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maintain Select Bank’s allowance for loan losses in a manner inconsistent with GAAP and applicable regulatory guidelines and accounting principles, practices and methods inconsistent with past practices of Select Bank;

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(i) other than in the ordinary course of business consistent with past practice, make any material changes in Select Bank’s policies and practices with respect to (A) underwriting, pricing, originating, acquiring, selling, or servicing loans, or (B) Select Bank’s hedging practices and policies, in each case except as required by law or requested by a regulatory authority or (ii) acquire or sell any servicing rights, except the sale of mortgage servicing rights in the ordinary course of business consistent with past practices: or

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take any action or fail to take any action that at the time of such action or inaction is reasonably likely to prevent, or would be reasonably likely to materially interfere with, the consummation of the merger.

In addition, the merger agreement provides that each of First Bancorp and Select will give written notice promptly to the other upon becoming aware of the occurrence or impending occurrence of any event or circumstance relating to it or any of its subsidiaries which (i) has had or is reasonably likely to have, individually or in the aggregate, a material adverse effect, as applicable, (ii) would cause or constitute a material breach of any of its representations, warranties or covenants contained in the merger agreement, or (iii) would reasonably be likely to prevent or materially interfere with the consummation of the merger, and will use its reasonable efforts to prevent or promptly to remedy the same.
Support Agreements
As an inducement to and a condition to First Bancorp’s willingness to enter into the merger agreement, each of the directors and executive officers of Select and Select Bank entered into a support agreement with First Bancorp. Pursuant to the support agreements, each of the directors and executive officers of Select and Select Bank agreed, among other things, to vote all of the shares of Select common stock for which he or she has sole voting authority, and to use his or her best efforts to cause to be voted all of the shares of Select common stock for which he or she has shared voting authority, in either case whether such shares were beneficially owned on the date of the support agreement or are subsequently acquired (i) for the approval of the merger agreement and the merger at the special meeting of Select shareholders, and (ii) against any acquisition proposal (as defined in the merger agreement) other than the merger. In addition, the directors and executive officers of Select agreed not to directly or indirectly, except with the prior approval of First Bancorp, (x) sell or otherwise dispose of or encumber (other than in connection with an ordinary bank loan) prior to the record date of the special meeting of Select shareholders any or all of his or her shares of Select common stock or (y) deposit any shares of Select common stock into a voting trust or enter into a voting agreement or arrangement with respect to any shares of Select common stock or grant any proxy with respect thereto, other than for the purpose of voting to approve the merger agreement and the merger and matters related thereto. The support agreements also provide that the directors and executive officers of Select and Select Bank will not, directly or indirectly, except with the prior approval of First Bancorp: (a) solicit, initiate, or encourage, induce or knowingly facilitate, the making, submission, or announcement of any proposal that constitutes an acquisition proposal (as defined in the merger agreement), (b) participate in any discussions (except to notify a third party of the existence of restrictions provided in the merger agreement) or negotiations regarding, or disclose or provide any nonpublic information with respect to, or knowingly take any other action to facilitate any inquiries or the making of any proposal that constitutes an acquisition proposal, or (c) propose or agree to do any of the foregoing.
As of the Select record date, the directors and executive officers of Select and Select Bank were entitled to vote 2,315,606 shares, or 13.43% of the outstanding shares of Select common stock.
The foregoing description of the support agreements is subject to, and qualified in its entirety by reference to, the support agreements, a form of which is attached as Exhibit B to the merger agreement, which is attached to this joint proxy statement/prospectus as Annex A.

ACCOUNTING TREATMENT
The merger will be accounted for using the acquisition method of accounting, in accordance with the provisions of FASB ASC Topic 805-10, Business Combinations. Under the acquisition method of accounting, the assets (including identifiable intangible assets) and liabilities (including executory contracts and other commitments) of Select as of the effective date of the merger will be recorded at their respective fair values and added to those of First Bancorp. Any excess of the purchase price over the fair values of assets acquired and liabilities assumed will be recorded as goodwill. Financial statements of First Bancorp issued after the merger will reflect these fair values and will not be restated retroactively to reflect the historical financial position or results of operations of Select before the merger.
U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER
The following is a general discussion of the U.S. federal income tax consequences of the merger to “U.S. holders” (as defined below) of Select common stock that exchange their Select common stock for First Bancorp common stock in the merger. The following discussion is based upon the Code, Treasury regulations promulgated thereunder and judicial and administrative authorities, rulings and decisions, all as in effect as of the date of this joint proxy statement/prospectus. These authorities may change, possibly on a retroactive basis, and any such change could affect the accuracy of the statements and conclusions set forth in this discussion. This discussion does not address any tax consequences arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010 nor does it address any tax consequences arising under the laws of any state, local or foreign jurisdiction or under any U.S. federal laws other than those pertaining to the income tax.
The following discussion applies only to U.S. holders of Select common stock who hold such shares as a capital asset within the meaning of Section 1221 of the Code (generally, property held for investment). Further, this discussion does not purport to consider all aspects of U.S. federal income taxation that might be relevant to U.S. holders in light of their particular circumstances and does not apply to U.S. holders subject to special treatment under the U.S. federal income tax laws (such as, for example, dealers or brokers in securities, commodities or foreign currencies, traders in securities that elect to apply a mark-to-market method of accounting, banks and certain other financial institutions, insurance companies, mutual funds, tax-exempt organizations, holders subject to the alternative minimum tax provisions of the Code, partnerships, S corporations or other pass-through entities or investors in partnerships, regulated investment companies, real estate investment trusts, controlled foreign corporations, passive foreign investment companies, former citizens or residents of the United States, holders whose functional currency is not the U.S. dollar, holders who hold shares of Select common stock as part of a hedge, straddle, constructive sale or conversion transaction or other integrated investment, holders who acquired Select common stock pursuant to the exercise of employee stock options, through a tax qualified retirement plan or otherwise as compensation, holders who exercise appraisal rights, or holders who actually or constructively own more than five percent of Select common stock).
For purposes of this discussion, the term “U.S. holder” means a beneficial owner of Select common stock that is, for U.S. federal income tax purposes, (i) an individual citizen or resident of the United States, (ii) a corporation, or entity treated as a corporation, organized in or under the laws of the United States or any state thereof or the District of Columbia, (iii) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) such trust has made a valid election to be treated as a U.S. person for U.S. federal income tax purposes or (iv) an estate, the income of which is includible in gross income for U.S. federal income tax purposes, regardless of its source.
If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds Select common stock, the tax treatment of a partner in such partnership generally will depend on the status of the partner and the activities of the partnership. Any entity treated as a partnership for U.S. federal income tax purposes that holds Select common stock, and any partners in such partnership, should consult their tax advisors regarding the tax consequences of the merger to their specific circumstances.
Determining the actual tax consequences of the merger to you may be complex and will depend on your specific situation and on factors that are not within our control. You should consult your tax advisor as to the specific tax consequences of the merger in your particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local, foreign and other tax laws and of changes in those laws.
It is a condition to the obligation of First Bancorp and Select to complete the merger that they receive a written opinion from First Bancorp’s legal counsel or tax accounting firm, dated the closing date of the merger, to the effect that the merger will be treated as a “reorganization” within the meaning of Section 368(a) of the Code. In the opinion of Brooks Pierce the merger will be treated as a “reorganization” within the meaning of Section 368(a) of the Code, with the tax consequences described below. This opinion of counsel was and will be given in reliance on facts and representations contained in representation letters provided by First Bancorp and Select and on customary assumptions. These opinions will not be binding on the IRS or any court. First Bancorp and Select have not sought and will not seek any ruling from the IRS regarding any matters relating to the merger and, as a result, there can be no assurance that the IRS will not assert, or that a court would not sustain, a position contrary to any of the conclusions set forth below. In addition, if any of the representations or assumptions upon which those opinions are based are inconsistent with the actual facts, the U.S. federal income tax consequences of the merger could be adversely affected. Assuming that, in accordance with the opinions described above, the merger will be treated as a transaction that qualifies as a “reorganization” within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the merger will be as follows:
Upon exchanging your Select common stock for First Bancorp common stock and any cash in lieu of fractional shares of First Bancorp common stock, you will generally not recognize gain or loss, except with respect to such cash (as discussed below). The aggregate tax basis in the First Bancorp common stock that you receive in the merger (including any fractional shares deemed received) will equal your aggregate adjusted tax basis in the shares of Select common stock you surrender in the merger. Your holding period for the shares of First Bancorp common stock that you receive in the merger (including any fractional share deemed received) will include your holding period for the shares of Select common stock that you surrender in the merger. If you hold shares of Select common stock with differing bases or holding periods, you should consult your tax advisor with regard to identifying the bases or holding periods of the particular shares of First Bancorp stock received in the merger.
Cash In Lieu of Fractional Shares
If you receive cash in lieu of a fractional share of First Bancorp common stock, you will be treated as having received such fractional share of First Bancorp common stock in the merger and then as having sold such fractional share of First Bancorp common stock for cash. As a result, you will generally recognize capital gain or loss equal to the difference between the amount of cash received for such fractional share and your basis in the fractional share of First Bancorp common stock as set forth above. Such capital gain or loss will generally be long-term capital gain or loss if, as of the effective date of the merger, your holding period for such fractional share exceeds one year. Long-term capital gains of individuals are generally eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.
President Biden has announced a proposed budget that would include significant changes to the treatment of capital gains, including ending the preferential tax rate on capital gains for some individual taxpayers. Such changes may impact the amount of tax paid on cash received in lieu of fractional shares for some U.S. holders of Select common stock.
This discussion of U.S. federal income tax consequences is for general information purposes only and is not intended to be, and should not be construed as, tax advice. Holders of Select common stock should consult their tax advisors with respect to the application of U.S. federal income tax laws to their particular situations as well as any tax consequences arising under the U.S. federal estate or gift tax rules or under the laws of any state, local, foreign or other taxing jurisdiction or under any applicable tax treaty.

DESCRIPTION OF CAPITAL STOCK OF FIRST BANCORP
The following is a brief description of the terms of the capital stock of First Bancorp. This summary does not purport to be complete in all respects. This description is subject to and qualified in its entirety by reference to the NCBCA, federal law, First Bancorp’s articles of incorporation, and First Bancorp’s bylaws. Copies of First Bancorp’s articles of incorporation and bylaws have been filed with the SEC and are also available upon request from First Bancorp. To find out where copies of these documents can be obtained, see the section of this joint proxy statement/prospectus entitled “Where You Can Find More Information” beginning on page 97.
General
The authorized capital stock of First Bancorp currently consists of 40,000,000 shares of common stock, no par value per share, and 5,000,000 shares of preferred stock, no par value per share. The outstanding shares of First Bancorp common stock are, and the shares of First Bancorp common stock to be issued by First Bancorp in connection with the merger will be, duly authorized, validly issued, fully paid, and nonassessable.
Common Stock
As of the First Bancorp record date, 28,468,856 shares of common stock were issued and outstanding. First Bancorp’s common stock is listed on the NASDAQ GSM under the ticker symbol “FBNC”.
Voting Rights
All voting rights are vested in the holders of the First Bancorp common stock. Each holder of common stock is entitled to one vote per share on each matter submitted to a vote at a meeting of First Bancorp shareholders. With respect to the election of directors, holders of First Bancorp common stock may choose to elect directors by cumulative voting. If cumulative voting is in effect, each shareholder is entitled to multiply the number of votes he, she or it is entitled to cast by the number of directors for whom he, she or it is entitled to vote, and to cast the product for a single candidate or distribute the product among two or more candidates. Cumulative voting procedures will not be followed at an annual meeting unless a shareholder calls for cumulative voting as provided in First Bancorp’s articles of incorporation, by announcing at the meeting before the voting for directors starts, his, her or its intention to vote cumulatively.
Liquidation Rights
Upon liquidation, holders of First Bancorp’s common stock, together with all shares of First Bancorp’s Series C preferred stock, will be entitled to receive on a pro rata basis, after payment or provision for payment of all debts and liabilities, and after all distribution payments are made to holders of First Bancorp’s Series A preferred stock and Series B preferred stock, all of First Bancorp’s assets available for distribution, in cash or in kind. As of the First Bancorp record date, no shares of preferred stock were issued and outstanding. Because First Bancorp is a bank holding company, its rights and the rights of its creditors and shareholders to receive the assets of any subsidiary upon liquidation or recapitalization may be subject to prior claims of its bank subsidiary’s creditors, except to the extent First Bancorp may be deemed a creditor with recognized claims against its bank subsidiary.
Dividends
Subject to the rights of holders of First Bancorp’s Series A preferred stock and Series B preferred stock to receive dividends, all shares of First Bancorp’s common stock, together with all shares of First Bancorp’s Series C preferred stock, are entitled to share equally in any dividends that First Bancorp’s board may declare on its common stock or Series C preferred stock from sources legally available for distribution. As of the First Bancorp record date, no shares of preferred stock were issued and outstanding.
Other Provisions
Holders of First Bancorp common stock have no preemptive, subscription, redemption or conversion rights. First Bancorp common stock is not subject to any sinking fund, and the outstanding shares are fully paid and non-assessable.

Anti-Takeover Provisions
Certain provisions of First Bancorp’s articles of incorporation, bylaws and the NCBCA, as well as certain banking regulatory restrictions, may make it more difficult for someone to acquire control of First Bancorp or to remove management.
Advance Notice Provisions.   The bylaws of First Bancorp provide that for business to be brought properly before an annual meeting by a shareholder, the shareholder must have given timely notice of the business in writing to the Secretary. To be timely, the notice must be delivered or mailed to and received at the principal offices of First Bancorp not less than 60 days before the first anniversary of the mailing date of the proxy statement for the preceding year’s annual meeting. Notice of director nominations made by shareholders must be made in writing and received by the Secretary not less than 50 nor more than 75 days before the first anniversary of the date of First Bancorp’s proxy statement in connection with the last meeting of shareholders called for the election of directors. The notices must set forth certain information described in First Bancorp’s bylaws.
Special Meetings of Shareholders.   Under the bylaws, special meetings of shareholders may be called only by First Bancorp’s president, chief executive officer or board. So long as First Bancorp is a public company, under North Carolina law, its shareholders are not entitled to call a special meeting. In addition, at a special meeting, its shareholders may only consider business related to the purposes of the meeting set forth in the notice of meeting.
Regulatory Ownership Restrictions.   The BHC Act, requires any “bank holding company,” as defined in the BHC Act, to obtain the approval of the Federal Reserve Board before acquiring 5% or more of First Bancorp common stock. Any person, other than a bank holding company, is required to obtain the approval of the Federal Reserve Board before acquiring 10% or more of First Bancorp common stock under the Change in Bank Control Act. Any company holding 25% or more of First Bancorp common stock, a holder of 33% or more of First Bancorp’s total equity or a holder of 5% or more of First Bancorp common stock if such holder otherwise exercises a “control” over First Bancorp, is subject to regulation as a bank holding company under the BHC Act.
Preferred Stock
First Bancorp is authorized to issue 5,000,000 shares of preferred stock, issuable in specified series and having specified voting, dividend, conversion, liquidation, and other rights and preferences as First Bancorp’s board may determine. The preferred stock may be issued for any lawful corporate purpose without further action by First Bancorp shareholders. The issuance of any preferred stock that has conversion rights might have the effect of diluting the interests of First Bancorp’s other shareholders. In addition, shares of preferred stock could be issued with certain rights, privileges, and preferences, which would deter a tender or exchange offer or discourage the acquisition of control of First Bancorp. No shares of preferred stock are issued and outstanding.
Transfer Agent and Registrar
The transfer agent and registrar for First Bancorp’s common stock is Computershare Limited.

COMPARISON OF SHAREHOLDERS’ RIGHTS
If the merger is completed, Select shareholders will be entitled to receive shares of First Bancorp common stock in exchange for their shares of Select common stock. Both First Bancorp and Select are organized under the laws of the State of North Carolina. The following is a summary of the material differences between (i) the current rights of Select shareholders under Select’s articles of incorporation and bylaws and (ii) the current rights of First Bancorp shareholders under First Bancorp’s articles of incorporation and bylaws.
First Bancorp and Select believe that this summary describes the material differences between the rights of First Bancorp shareholders as of the date of this joint proxy statement/prospectus and the rights of Select shareholders as of the date of this joint proxy statement/prospectus; however, it does not purport to be a complete description of those differences. Copies of First Bancorp’s and Select’s governing documents have been filed with the SEC. To find out where copies of these documents can be obtained, see the section of this joint proxy statement entitled “Where You Can Find More Information” beginning on page 97.
Differences in Legal Rights between Shareholders of Select and First Bancorp
Following the merger you will no longer be a Select shareholder and, if you receive shares of First Bancorp following the merger, your rights as a shareholder will no longer be governed by Select’s articles of incorporation and bylaws. You will be a First Bancorp shareholder and your rights as a First Bancorp shareholder will be governed by First Bancorp’s articles of incorporation and bylaws. Your former rights as a Select shareholder and your new rights as a First Bancorp shareholder are different in certain ways, including the following:
Select Shareholder Rights	First Bancorp Shareholder Rights
Authorized, Issued and Outstanding Capital Stock
The authorized capital stock of Select currently consists of 50,000,000 shares of common stock, $1.00 par value per share, and 5,000,000 shares of preferred stock, no par value per share. As of the record date, 17,229,504 shares of common stock were issued and outstanding and no shares of preferred stock were issued and outstanding.	The authorized capital stock of First Bancorp currently consists of 40,000,000 shares of common stock, no par value per share, and 5,000,000 shares of preferred stock, no par value per share. As of the record date, 28,468,856 shares of common stock were issued and outstanding and no shares of preferred stock were issued and outstanding.
Shareholder Ability to Call Special Meetings
The bylaws of Select provide that special meetings of the shareholders may be called at any time by (i) the chairman of the board, (ii) the President, or (iii) the Secretary at the request of the board.	The bylaws of First Bancorp provide that special meetings may be called by First Bancorp’s Chief Executive Officer, President, or by First Bancorp’s board.
Advance Notice Requirements for Shareholder Proposals
The articles and bylaws of Select do not establish any advance notice requirements for shareholder proposals.
The bylaws of First Bancorp provide that for business to be brought properly before an annual meeting by a shareholder, the shareholder must have given timely notice of the business in writing to the Secretary. To be timely, the notice must be delivered or mailed to and received at the principal offices of First Bancorp not less than 60 days before the first anniversary of the date of the proxy statement for the preceding year’s annual meeting.
A shareholder’s notice must set forth as to each matter the shareholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such

Select Shareholder Rights	First Bancorp Shareholder Rights
business at the annual meeting, (ii) the name and address as they appear on First Bancorp’s books of the shareholder proposing such business, (iii) the class, series, and number of First Bancorp’s shares that are owned of record and beneficially by such shareholder, and (iv) any material interest of such shareholder in such business.
Number of Directors
The bylaws of Select provide that the number of directors on the Select board may range from six to 19. The number of directors may be fixed from time to time by the Select board. The Select board currently has 11 directors.	The bylaws of First Bancorp provide that the number of directors on the First Bancorp board may range from seven to 25. The number of directors may be fixed from time to time by the First Bancorp board. The First Bancorp board currently has 13 directors.
Structure of the Board
The bylaws of Select provide that if there are nine or more directors, the directors will be divided into three classes, as nearly equal in number as possible, to serve staggered, three-year terms. If Select has fewer than nine directors, then directors are elected for a term of one year.	The bylaws of First Bancorp provide that the terms of office for directors continue until the next annual meeting and until their successors are elected and qualified. Accordingly, First Bancorp directors serve one-year terms rather than three-year terms.
Removal of Directors
Select’s articles of incorporation provide that any director may be removed by shareholders only for cause upon the affirmative shares entitled to vote at an annual or special meeting.	The bylaws of First Bancorp provide that directors may be removed, with or without cause, by an affirmative vote of the holders of a majority of the shares entitled to vote on the election of directors.
Approval of Business Transactions
The articles of incorporation of Select require the approval of the holders of at least 2/3rds of Select’s outstanding shares of capital stock to approve certain business combinations. This supermajority voting requirement does not apply in cases where the proposed transaction has been approved by a majority of those members of Select’s board who are unaffiliated with any other party to the proposed transaction. In each such case, where shareholder approval is required, the approval of only a majority of the outstanding shares of voting stock is sufficient.
Neither the articles of incorporation nor the bylaws of First Bancorp require any supermajority vote of common stock holders for the approval of business transactions.
So long as any shares of the Series A preferred stock are outstanding, the articles of incorporation of First Bancorp require approval of a supermajority (66 2∕3%) of the Series A preferred stock to effect or validate certain business transactions. As of the date of this proxy statement/prospectus, no shares of the Series A preferred stock are outstanding.
So long as any shares of the Series C preferred stock are outstanding, the articles of incorporation of First Bancorp require approval of a majority of the Series C preferred stock to enter into any agreement, merger or business consolidation if the rights of the Series C holders are adversely affected. As of the date of this proxy statement/prospectus, no shares of the Series C preferred stock are outstanding.

Select Shareholder Rights	First Bancorp Shareholder Rights
North Carolina Shareholder Protection Act
The North Carolina Shareholder Protection Act generally requires that, unless certain “fair price” and procedural requirements are satisfied, an affirmative vote of 95% of a public corporation’s voting shares is required to approve certain business combination transactions with another entity that is the beneficial owner, directly or indirectly, of more than 20% of the corporation’s voting shares or which is an affiliate of the corporation and previously has been a 20% beneficial holder of such shares. Select has not opted out of the Act by expressly providing in its articles of incorporation that the provisions of the Act are not applicable to Select.	First Bancorp has not opted out of the North Carolina Shareholder Protection Act by expressly providing in its articles of incorporation that the provisions of the Act are not applicable to First Bancorp.
Control Share Acquisition Act
The North Carolina Control Share Acquisition Act generally provides that, except as provided below, “Control Shares” will not have any voting rights. Control Shares are shares acquired by a person under certain circumstances which, when added to other shares owned, would give such person effective control over one-fifth, one-third, or a majority of all voting power in the election of the corporation’s directors. However, voting rights will be restored to Control Shares by resolution approved by the affirmative vote of the holders of a majority of the corporation’s voting stock (other than shares held by the owner of the Control Shares, officers of the corporation, and directors of the corporation). If voting rights are granted to Control Shares which give the holder a majority of all voting power in the election of the corporation’s directors, then the corporation’s other shareholders may require the corporation to redeem their shares at their fair value. Select has not opted out of the Act by expressly providing in its articles of incorporation that the provisions of the Act are not applicable to Select.	First Bancorp has not opted out of the Control Share Acquisition Act by expressly providing in its articles of incorporation that the provisions of the Act are not applicable to First Bancorp.
Limitation of Personal Liability of Directors and Officers; Indemnification
Select’s bylaws provide for the indemnification of its officers, directors, employees, and agents to the full extent allowed by applicable law against liability and litigation expense arising out of such status or activities in such capacity. Select’s articles of incorporation provide that, to the fullest extent provided by the NCBCA, no director or former director shall be personally liable to Select or any of its shareholders or otherwise for monetary damages for breach of any duty as a director.	First Bancorp’s articles of incorporation provide that no director of First Bancorp shall be personally liable to First Bancorp or its shareholders for breach of his or her duty of care or other duty as a director, but only to the extent permitted from time to time by the NCBCA. First Bancorp’s bylaws provide that any person who at any time serves or has served as a director or officer of First Bancorp or of any wholly owned subsidiary of First Bancorp, or in such capacity at the request of First Bancorp for any other foreign or domestic corporation, partnership,

Select Shareholder Rights	First Bancorp Shareholder Rights
joint venture, trust or other enterprise, or as a trustee or administrator under any employee benefit plan of First Bancorp or of any wholly owned subsidiary thereof has the right to be indemnified and held harmless by First Bancorp to the fullest extent from time to time permitted by law against all liabilities and litigation expenses in the event a claim is made or threatened against that person in, or that person is made or threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether or not brought by or on behalf of First Bancorp, including all appeals therefrom, arising out of that person’s status as such or that person’s activities in any such capacity; provided, however, that such indemnification shall not be available with respect to (a) that portion of any liabilities or litigation expenses with respect to which the claimant is entitled to receive payment under any insurance policy or (b) any liabilities or litigation expenses incurred on account of any of the claimant’s activities which were at the time taken known or believed by the claimant to be clearly in conflict with the best interests of First Bancorp.
Shareholder Action Without Meeting
The NCBCA provides that action required or permitted to be taken at a shareholders’ meeting may be taken without a meeting and without prior notice (except as provided below), if the action is taken by all the shareholders entitled to vote on the action.	The NCBCA provides that action required or permitted to be taken at a shareholders’ meeting may be taken without a meeting and without prior notice (except as provided below), if the action is taken by all the shareholders entitled to vote on the action.
Unless the articles of incorporation otherwise provide, if shareholder approval is required for (i) an amendment to the articles of incorporation, (ii) a plan of merger or share exchange, (iii) a plan of conversion, (iv) the sale, lease, exchange, or other disposition of all, or substantially all, of Select’s property, or (v) a proposal for dissolution, and the approval is to be obtained through action without meeting, Select must give its shareholders, other than shareholders who consent to the action, written notice of the proposed action at least 10 days before the action is taken.	Unless the articles of incorporation otherwise provide, if shareholder approval is required for (i) an amendment to the articles of incorporation, (ii) a plan of merger or share exchange, (iii) a plan of conversion, (iv) the sale, lease, exchange, or other disposition of all, or substantially all, of First Bancorp’s property, or (v) a proposal for dissolution, and the approval is to be obtained through action without meeting, First Bancorp must give its shareholders, other than shareholders who consent to the action, written notice of the proposed action at least 10 days before the action is taken.
Select’s articles of incorporation and bylaws do not change this default provision.	First Bancorp’s articles of incorporation and bylaws do not change this default provision.
Amendments to Articles of Incorporation and Bylaws
The NCBCA provides that a corporation’s articles of incorporation generally may be amended upon approval by the board of directors and the holders of a majority of the outstanding shares of such	The NCBCA provides that a corporation’s articles of incorporation generally may be amended upon approval by the board of directors and the holders of a majority of the outstanding shares of such

Select Shareholder Rights	First Bancorp Shareholder Rights
corporation’s common stock entitled to vote on the amendment.	corporation’s common stock entitled to vote on the amendment.

Changes to Select’s articles of incorporation related to the approval of a business combination requires the affirmative vote of 2/3rds of the outstanding shares of the common stock unless a majority of the board has recommended the change to the shareholders.
To the extent permitted by the NCBCA, Select’s bylaws may be amended by the majority vote of its board or by Select’s shareholders.

First Bancorp’s articles of incorporation do not change this default provision.
First Bancorp’s bylaws provide that except as otherwise provided in a bylaw adopted by the shareholders, the articles of incorporation, or the NCBCA, the First Bancorp board may amend or repeal the bylaws, except that a bylaw adopted, amended or repealed by the shareholders may not be readopted, amended or repealed by the First Bancorp board if neither the articles of incorporation nor a bylaw adopted by the shareholders authorizes the First Bancorp board to adopt, amend or repeal that particular bylaw or the bylaws generally.

Voting Rights
All voting rights are vested in the holders of Select common stock. Each holder of common stock is entitled to one vote per share on each matter submitted to a vote at a meeting of shareholders. There is no cumulative voting for the election of directors.	All voting rights are vested in the holders of First Bancorp common stock. Each holder of First Bancorp common stock is entitled to one vote per share on each matter submitted to a vote at a meeting of shareholders. With respect to the election of directors, holders of First Bancorp common stock may choose to elect directors by cumulative voting. If cumulative voting is in effect, each shareholder is entitled to multiply the number of votes he, she or it is entitled to cast by the number of directors for whom he, she or it is entitled to vote, and to cast the product for a single candidate or distribute the product among two or more candidates. Cumulative voting procedures will not be followed at an annual meeting unless a shareholder calls for cumulative voting as provided in First Bancorp’s articles of incorporation, by announcing at the meeting before the voting for directors starts, his, her or its intention to vote cumulatively.

COMPARATIVE MARKET PRICES AND DIVIDENDS
First Bancorp common stock is listed on the NASDAQ GSM under the symbol “FBNC” and Select common stock is listed on the NASDAQ GM under the symbol “SLCT.” The following table sets forth the high and low reported closing sale prices per share of First Bancorp common stock and Select common stock, and the cash dividends declared per share for the periods indicated.
	First Bancorp Common Stock			Select Common Stock
	High	Low	Dividend	High	Low	Dividend
2019
First Quarter	$39.70	32.07	0.12	12.48	10.83	—
Second Quarter	39.28	35.35	0.12	12.28	11.01	—
Third Quarter	37.53	34.44	0.12	11.65	10.61	—
Fourth Quarter	41.08	34.74	0.18	12.47	11.02	—
2020
First Quarter	$39.86	19.31	0.18	12.34	6.96	—
Second Quarter	29.04	20.52	0.18	8.84	6.39	—
Third Quarter	23.46	19.88	0.18	8.18	7.05	—
Fourth Quarter	34.31	21.10	0.18	9.83	7.28	—
2021
First Quarter	$48.07	33.13	0.20	12.37	9.10	—
Second Quarter	45.45	40.76	0.20	17.23	11.10	—
Third Quarter (through July 22, 2021)	41.15	37.87	0.20	16.22	14.89	—
On June 1, 2021, the last full trading day before the public announcement of the merger agreement, the high and low sales prices of shares of First Bancorp common stock as reported on the NASDAQ GSM were $45.66 and $43.77, respectively. On July 22, 2021, the last practicable trading day prior to printing of this joint proxy statement/prospectus, the high and low sales prices of shares of First Bancorp common stock as reported on the NASDAQ GSM were $39.38 and $37.87, respectively.
On June 1, 2021, the last full trading day before the public announcement of the merger agreement, the high and low sales prices of shares of Select common stock as reported on the NASDAQ GM were $14.42 and $14.17, respectively. On July 22, 2021, the last practicable trading day prior to printing of this joint proxy statement/prospectus, the high and low sales prices of shares of Select common stock as reported on the NASDAQ GM were $15.44 and $15.01, respectively.
As of July 22, 2021, the last date prior to printing this joint proxy statement/prospectus for which it was practicable to obtain this information for First Bancorp and Select, respectively, there were approximately 2,310 registered holders of First Bancorp common stock and approximately 989 registered holders of Select common stock.
Each of First Bancorp’s and Select’s shareholders are advised to obtain current market quotations for First Bancorp common stock and Select common stock. The market price of First Bancorp common stock and Select common stock will fluctuate between the date of this joint proxy statement/prospectus and the date of completion of the merger. No assurance can be given concerning the market price of First Bancorp common stock or Select common stock before or after the effective date of the merger. Changes in the market price of First Bancorp common stock prior to the completion of the merger will affect the market value of the merger consideration that Select shareholders will receive upon completion of the merger.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT OF FIRST BANCORP
The following table sets forth certain information as of the First Bancorp record date, unless otherwise specified, with respect to shares of First Bancorp common stock beneficially owned by: (i) each person known to First Bancorp to be the beneficial owner of more than 5% of First Bancorp’s common stock; (ii) each director and each named executive officer of First Bancorp as of the First Bancorp record date; and (iii) all First Bancorp directors and executive officers as a group. This information has been provided by each of the directors and executive officers at First Bancorp’s request or derived from statements filed with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act. Beneficial ownership of securities means the possession, directly or indirectly, through any formal or informal arrangement, either individually or in a group, of voting power (which includes the power to vote, or to direct the voting of, such security) and/or investment power (which includes the power to dispose of, or to direct the disposition of, such security). Unless otherwise indicated, to First Bancorp’s knowledge the beneficial owner has sole voting and dispositive power over the shares.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)	Percent of Shares Beneficially Owned(2)
5% Shareholders:
BlackRock Inc.(3)	4,222,128	14.83%
The Vanguard Group(4)	1,769,747	6.22%
Directors:
Richard H. Moore(5)	115,645	*
Michael G. Mayer(6)	54,952	*
Daniel T. Blue, Jr.	18,109	*
Mary Clara Capel	13,002	*
James C. Crawford, III(7)	84,978	*
Suzanne S. DeFerie(8)	83,877	*
Abby J. Donnelly(9)	6,034	*
John B. Gould(10)	41,302	*
Dexter V. Perry(11)	—	*
O. Temple Sloan, III	12,324	*
Frederick L. Taylor, II(12)	37,572	*
Virginia C. Thomasson	31,628	*
Dennis A. Wicker(13)	24,694	*
Other Named Executive Officers:
Eric P. Credle(14)	46,414	*
All Current Directors and Executive Officers, as a Group (14 persons)	570,531	2.00%

*
Indicates beneficial ownership of less than 1% of the issued and outstanding shares.

(1)
Unless otherwise indicated, each individual has sole voting and investment power with respect to all shares beneficially owned by such individual. The “Number of Shares Owned” in the table above includes executive officers’ reported shares in our 401(k) defined contribution plan, which are voted by the plan trustee and not by the executive for whom such shares are listed. There are no shares that may be acquired within 60 days by exercising stock options.

(2)
Based on a total of 28,468,856 shares of our common stock outstanding as of July 19, 2021.

(3)
Based on a Schedule 13G/A filed by BlackRock Inc. on January 26, 2021, and the Schedule indicates sole power to vote 4,176,352 shares and sole power to dispose of 4,222,128 shares.

(4)
Based on a Schedule 13G/A filed by The Vanguard Group on February 10, 2021, and the Schedule

indicates sole power to vote 0 shares, shared power to vote 29,666 shares, sole power to dispose of 1,715,247 shares and shared power to dispose of 54,500 shares.
(5)
Mr. Moore’s shares also include 10,170 shares held in the 401(k) defined contribution plan.

(6)
Mr. Mayer’s shares include 1,017 shares held by his spouse and 1,187 shares held in the 401(k) defined contribution plan.

(7)
Mr. Crawford’s shares include 8,325 shares held by his spouse and 6,600 shares held jointly with his children.

(8)
Ms. DeFerie’s shares include 1,745 shares held in the 401(k) defined contribution plan.

(9)
Ms. Donnelly also holds 5,184 shares in a Rabbi Trust for director fees accumulated during her service as a director of Carolina Bank Holdings, Inc.

(10)
Mr. Gould’s shares include 2,301 shares held by his spouse.

(11)
Mr. Perry, age 51, was appointed to the First Bancorp board effective July 6, 2021. He is a Certified Financial Planner and a registered Investment Advisor Representative with One Providence Capital, LLC, a registered Investment Adviser Firm based in Cary, N.C.

(12)
Mr. Taylor’s shares include 2,400 shares held jointly with his children.

(13)
Mr. Wicker’s shares include 5,000 shares held by his spouse.

(14)
Mr. Credle’s shares include 10,883 shares held in the 401(k) defined contribution plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF SELECT
The following tables set forth certain information as of the Select record date, unless otherwise specified, with respect to shares of Select common stock beneficially owned by: (i) each person known to Select to be the beneficial owner of more than 5% of the shares of Select common stock; (ii) each director and each named executive officer of Select as of the Select record date; and (iii) all Select directors and executive officers as a group. This information has been provided by each of the directors and executive officers at Select request or derived from statements filed with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act. Beneficial ownership of securities means the possession, directly or indirectly, through any formal or informal arrangement, either individually or in a group, of voting power (which includes the power to vote, or to direct the voting of, such security) and/or investment power (which includes the power to dispose of, or to direct the disposition of, such security).
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Shares Beneficially Owned(3)
5% Shareholders:
Gregory Blake Stallings(4)	1,022,855	5.94%
K. Clark Stallings(5)	995,909	5.78%
Directors:
J. Gary Ciccone(6)	181,597	1.05%
Alicia Speight Hawk(7)	44,054	*
Gerald W. Hayes	156,698	*
William L. Hedgepeth II	114,347	*
Ronald V. Jackson	61,049	*
John W. McCauley	86,655	*
Carlie C. McLamb, Jr.(8)	120,115	*
V. Parker Overton	166,114	*
Sharon L. Raynor(9)	296,204	1.72%
K. Clark Stallings(5)	995,909	5.78%
W. Lyndo Tippett(10)	48,885	*
Other Named Executive Officers:
W. Keith Betts	14,479	*
Mark A. Jeffries	10,360	*
Lynn H. Johnson	12,280	*
D. Richard Tobin, Jr	6,860	*
All Current Directors and Executive Officers, as a Group (15 persons)	2,315,606	13.43%

*
Indicates beneficial ownership of less than 1% of the issued and outstanding shares.

(1)
Except as otherwise noted, to the best knowledge of Select’s management, the above individuals and group exercise sole voting and investment power with respect to all shares shown as beneficially owned other than the following shares as to which such powers are shared: Mrs. Hawk — 25,088 shares; Mr. Hedgepeth — 18,580 shares; Mr. Jackson — 35,857 shares; Mrs. Raynor — 72,958 shares; and Mr. Tippett — 18,185 shares.

(2)
Included in the beneficial ownership tabulations are the following shares underlying options to purchase shares of common stock of Select that were outstanding and exercisable as of the Select record date (or will become exercisable within 60 days of such date): Mr. Betts — 7,860 shares; Mr. Ciccone — 5,600 shares; Mrs. Hawk — 10,804 shares; Mr. Hayes — 5,600 shares; Mr. Hedgepeth — 49,800 shares; Mr. Jackson — 5,600 shares; Mr. Jeffries — 7,860 shares;

Ms. Johnson — 12,180 shares; Mr. McCauley — 5,600 shares; Mr. McLamb — 5,600 shares; Mr. Overton — 10,896 shares; Mrs. Raynor — 5,600 shares; Mr. Stallings — 10,530 shares; Mr. Tippett — 5,600 shares; and Mr. Tobin — 6,160 shares; and for all directors and executive officers as a group — 155,290 shares.
(3)
The calculation of the percentage of class beneficially owned by each individual and the group is based on the sum of (i) a total of 17,229,504 shares of common stock outstanding as of the Select record date, and (ii) options to purchase shares of common stock which are exercisable as of or within 60 days of such date.

(4)
The amount and nature of beneficial ownership is based on a Schedule 13G filed with the SEC on February 28, 2019, and the information contained therein. Beneficial ownership includes 88,235 shares for which Gregory Blake Stallings has sole voting and investment power. Beneficial ownership also includes 750,186 shares held by The Bill and Faye Stallings Family Trust II and 184,434 shares held by The Marion Faye Stallings Living Trust. Gregory Blake Stallings is one of two trustees of the foregoing trusts. The other trustee is K. Clark Stallings, who is a director of Select and brother of Gregory Blake Stallings. Voting and investment decisions of the trusts require the approval of both trustees. Due to the shared voting and investment power, the shares of the two trusts are reflected in the beneficial ownership of each trustee in the above table.

(5)
Includes the following shares for which K. Clark Stallings has sole voting and investment power: 24,111 shares held individually and 24,648 shares held by trusts for the benefit of his children and for which he is trustee. Beneficial ownership shown also includes 750,186 shares held by The Bill and Faye Stallings Family Trust II and 184,434 shares held by The Marion Faye Stallings Living Trust. Clark Stallings is one of two trustees of the foregoing trusts. The other trustee is Gregory Blake Stallings, who is a brother of Clark Stallings. Voting and investment decisions of the trusts require the approval of both trustees. Due to the shared voting and investment power, the shares of the two trusts are reflected in the beneficial ownership of each trustee in the above table. Lastly, the reflected beneficial ownership includes 2,000 shares owed by Clark Stallings’s spouse, for which voting and investment power is deemed shared.

(6)
Includes 5,396 shares owned by Mr. Ciccone’s spouse.

(7)
Includes 3,078 shares held as custodian for children.

(8)
Includes 31,143 shares owned by Mr. McLamb’s spouse.

(9)
Includes 180,094 shares owned by Mrs. Raynor’s spouse.

(10)
Includes 1,742 shares owned by Mr. Tippett’s spouse.

LEGAL MATTERS
The validity of the First Bancorp common stock to be issued in connection with the merger will be passed upon for First Bancorp by Brooks Pierce. Certain U.S. federal income tax consequences relating to the merger will be passed upon for First Bancorp and Select by Brooks Pierce.
EXPERTS
First Bancorp
The consolidated financial statements of First Bancorp appearing in its Annual Report on Form 10-K as of December 31, 2020 and 2019 and for each of the two years in the period ended December 31, 2020 and management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2020 incorporated by reference herein have been so incorporated in reliance on the reports of BDO USA, LLP, an independent registered public accounting firm, incorporated herein by reference, given on the authority of said firm as experts in auditing and accounting.
The consolidated financial statements of First Bancorp appearing in its Annual Report on Form 10-K as of December 31, 2018, and for the three-year period ended December 31, 2018, have been audited by Elliott Davis, PLLC, independent registered public accounting firm, as set forth in its reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Select
The consolidated financial statements of Select appearing in its Annual Report on Form 10-K as of December 31, 2020, and 2019, and for the three-year period ended December 31, 2020, and the effectiveness of its internal control over financial reporting as of December 31, 2020, have been audited by Dixon Hughes Goodman LLP, independent registered public accounting firm, as set forth in its reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
DEADLINES FOR SUBMITTING SHAREHOLDER PROPOSALS
First Bancorp
It is presently anticipated that First Bancorp’s 2022 annual meeting of First Bancorp shareholders will be held in May 2022. In order for shareholder proposals to be included in the proxy materials solicited by the First Bancorp board for that meeting, proposals (other than director nominations), must be received by First Bancorp’s Corporate Secretary at 300 SW Broad Street, Southern Pines, North Carolina 28387, no later than November 24, 2021 and meet all other applicable requirements for inclusion in the proxy material. If the proposal is not received by November 24, 2021, the proposal will not be considered timely. To be considered for inclusion in the proxy materials solicited by the First Bancorp board for First Bancorp’s 2022 annual meeting, First Bancorp shareholder proposals involving a director nomination must be received by First Bancorp’s Corporate Secretary prior to February 2, 2022, but not earlier than January 7, 2022.
The Bylaws of First Bancorp establish an advance notice procedure for shareholder proposals to be brought before an annual meeting of shareholders of First Bancorp. Subject to any other applicable requirements, only such business may be conducted at an annual meeting of the shareholders as has been brought before the meeting by, or at the direction of, the First Bancorp board or by a shareholder who has given to the Corporate Secretary of First Bancorp timely written notice, in proper form, of the shareholder’s intention to bring that business before the meeting. The Chair of the meeting has the authority to make such determinations. To be timely, written notice of other business to be brought before any annual meeting must be received by the Secretary of First Bancorp not less than 60 days before the first anniversary of the mailing date of First Bancorp’s proxy statement in connection with the last annual meeting. The notice of any shareholder proposal must set forth the various information required under the bylaws. The person submitting the notice must provide, among other things, the name and address under which such shareholder appears on First Bancorp’s books and the class and number of shares of First Bancorp’s capital stock that are beneficially owned by such shareholder. Any shareholder desiring a copy of First Bancorp’s bylaws will be furnished one without charge upon written request to the Corporate Secretary of First Bancorp at the address noted above.
Select
Select will hold a 2022 annual meeting of shareholders only if the merger is not completed. However, if the merger is not completed, it is presently anticipated that Select’s 2022 annual meeting of Select shareholders will be held in May of 2022. If a Select shareholder desires to submit a proposal for possible inclusion in Select’s 2022 annual proxy statement and form of proxy card, including a shareholder nominee for director, the proposal must be received by the Secretary of Select at 700 W. Cumberland Street, Dunn, North Carolina 28334 by December 7, 2021 and meet all other applicable requirements for inclusion in Select’s 2022 annual proxy statement.
In the alternative, if the merger is not completed and Select holds its 2022 annual meeting, a Select shareholder may commence such shareholder’s own proxy solicitation subject to the SEC’s rules on proxy solicitation and may present a proposal from the floor at Select’s 2022 annual meeting. In order to do so, the Select shareholder must notify the Secretary of Select, in writing, of such shareholder’s proposal at Select’s main office no later than February 18, 2022. If the Secretary of Select is not notified of the Select shareholder’s proposal by February 18, 2022, the Select board may vote on the proposal pursuant to the discretionary authority granted by the proxies solicited by the Select board for its 2022 annual meeting.
WHERE YOU CAN FIND MORE INFORMATION
First Bancorp is filing with the SEC this registration statement under the Securities Act to register the issuance of the shares of First Bancorp common stock to be issued in connection with the merger. This joint proxy statement/prospectus is a part of that registration statement and constitutes the prospectus of First Bancorp in addition to being a proxy statement for First Bancorp and Select shareholders. The registration statement, including this joint proxy statement/prospectus and the attached exhibits and schedules, contains additional relevant information about First Bancorp and First Bancorp common stock.
First Bancorp and Select also file reports, proxy statements and other information with the SEC under the Exchange Act. You may read and copy this information at the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of this information by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates, or from commercial document retrieval services.
The SEC also maintains an Internet website that contains reports, proxy statements and other information about issuers, such as First Bancorp and Select, who file electronically with the SEC. The address of the site is www.sec.gov. The reports and other information filed by First Bancorp with the SEC are also available at First Bancorp’s website at www.localfirstbank.com under the tab “About US,” and then under the heading “Investor Relations,” and then under the heading “SEC Filings.” The reports and other information filed by Select with the SEC are available at Select’s website at www.selectbank.com under the tab “Investor Relations,” and then under the heading “SEC Filings”. The web addresses of the SEC, First Bancorp and Select are included as inactive textual references only. Except as specifically incorporated by reference into this joint proxy statement/prospectus, information on those web sites is not part of this joint proxy statement/prospectus.
The SEC allows First Bancorp and Select to incorporate by reference information in this joint proxy statement/prospectus. This means that First Bancorp and Select can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be a part of this joint proxy statement/prospectus, except for any information that is superseded by information that is included directly in this joint proxy statement/prospectus.
This joint proxy statement/prospectus incorporates by reference the documents listed below that First Bancorp and Select previously filed with the SEC. They contain important information about the companies and their financial condition.
First Bancorp SEC Filings (SEC File No. 000-15572)	Period or Date Filed
Annual Report on Form 10-K	Year ended December 31, 2020
Annual Report on Form 11-K	Filed on June 21, 2021
Quarterly Reports on Form 10-Q	Quarter ended March 31, 2021
Current Reports on Form 8-K	Filed on January 27, 2021, March 15, 2021, April 27, 2021, May 6, 2021, June 1, 2021, June 15, 2021, July 2, 2021, July 6, 2021 and July 27, 2021 (other than those portions of the documents deemed to be furnished and not filed)
Definitive Proxy Statement on Schedule 14A	Filed March 23, 2021 and March 26, 2021
The description of First Bancorp common stock set forth in its Registration Statement filed on Form S-3 ASR (File No. 333-236756) and any amendment or report filed for the purpose of updating such description	Filed on February 28, 2020

Select SEC Filings (SEC File No. 000-50400)	Period or Date Filed
Annual Report on Form 10-K	Year ended December 31, 2020
Quarterly Reports on Form 10-Q	Quarter ended March 31, 2021
Current Reports on Form 8-K	Filed on January 28, 2021, February 3, 2021, May 3, 2021, May 25, 2021, May 27, 2021, and June 1, 2021 (other than those portions of the documents deemed to be furnished and not filed)
Definitive Proxy Statement on Schedule 14A	Filed April 6, 2021
The description of Select common stock set forth in its Registration Statement filed on Form S-3/A (File No. 333-225805) and any amendment or report filed for the purpose of updating such description	Filed on July 11, 2018
In addition, First Bancorp and Select also incorporate by reference additional documents filed with the SEC under Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act between the date of this joint proxy statement/prospectus and, in the case of First Bancorp, the date of the First Bancorp special meeting, and, in the case of Select, the date of the Select special meeting, provided that First Bancorp and Select are not incorporating by reference any information furnished to, but not filed with, the SEC.
Except where the context otherwise indicates, First Bancorp has supplied all information contained or incorporated by reference in this joint proxy statement/prospectus relating to First Bancorp, and Select has supplied all information contained or incorporated by reference relating to Select.
Documents incorporated by reference are available from First Bancorp and Select without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference as an exhibit in this joint proxy statement/prospectus. You can obtain documents incorporated by reference in this joint proxy statement/prospectus by requesting them in writing or by telephone from the appropriate company at the following address and phone number:
First Bancorp 300 SW Broad Street Southern Pines, North Carolina 28387 Attention: Investor Relations Telephone: (910) 246-2500	Select Bancorp, Inc. 700 West Cumberland Street Dunn, North Carolina 28334 Attention: Investor Relations Telephone: (910) 892-7080
First Bancorp shareholders and Select shareholders requesting documents must do so by September 10, 2021 to receive them before their respective special meetings. You will not be charged for any of these documents that you request. If you request any incorporated documents from First Bancorp or Select, then First Bancorp and Select, respectively, will mail them to you by first class mail, or another equally prompt means, within one business day after receiving your request.
Neither First Bancorp nor Select has authorized anyone to give any information or make any representation about the merger or the companies that is different from, or in addition to, that contained in this joint proxy statement/prospectus or in any of the materials that have been incorporated in this joint proxy statement/prospectus. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this joint proxy statement/prospectus or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this joint proxy statement/prospectus does not extend to you. The information contained in this joint proxy statement/prospectus speaks only as of the date of this joint proxy statement/prospectus unless the information specifically indicates that another date applies.

Annex A
AGREEMENT AND PLAN OF MERGER AND REORGANIZATION
By and Between
SELECT BANCORP, INC.
And
FIRST BANCORP
June 1, 2021

A-i

A-ii

A-iii

LIST OF EXHIBITS
Exhibit	Description
A	Form of Bank Merger Agreement
B	Form of Support Agreement

A-iv

AGREEMENT AND PLAN OF MERGER AND REORGANIZATION
THIS AGREEMENT AND PLAN OF MERGER AND REORGANIZATION (this “Agreement”) dated as of June 1, 2021, is by and between First Bancorp, a North Carolina corporation (“Buyer”), and Select Bancorp, Inc., a North Carolina corporation (“SB”). Capitalized terms used in this Agreement but not defined elsewhere herein shall have the meanings assigned to them in Section 10.1 hereof.
Recitals
WHEREAS, the respective boards of directors of each of Buyer and SB have determined that it is in the best interests of their respective companies and shareholders for SB to merge with and into Buyer, with Buyer being the surviving entity (the “Merger”) pursuant to the terms of this Agreement and have unanimously approved the Merger, upon the terms and subject to the conditions set forth in this Agreement, whereby the issued and outstanding shares of SB Common Stock will be converted into the right to receive the Merger Consideration from Buyer;
WHEREAS, the board of directors of SB has recommended that SB’s shareholders approve this Agreement and the transactions contemplated hereby (the “SB Recommendation”);
WHEREAS, the board of directors of Buyer has recommended that Buyer’s shareholders approve this Agreement and the transactions contemplated hereby (the “Buyer Recommendation”);
WHEREAS, as a material inducement and as additional consideration to Buyer to enter into this Agreement, each of the directors and executive officers of SB have entered into a voting agreement with Buyer dated as of the date hereof (each a “Support Agreement” and collectively, the “Support Agreements”), in the form attached hereto as Exhibit B, pursuant to which each such Person has agreed, among other things, to vote all shares of SB Common Stock owned by such Person in favor of the approval of this Agreement and the transactions contemplated hereby, upon the terms and subject to the conditions set forth in this Agreement;
WHEREAS, the Merger is subject to the approvals of the shareholders of SB and the shareholders of Buyer, regulatory agencies, and the satisfaction of certain other conditions described in this Agreement;
WHEREAS, Buyer and SB desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.
NOW, THEREFORE, in consideration of the above and the mutual warranties, representations, covenants, and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, intending to be legally bound, agree as follows:
ARTICLE 1
TRANSACTIONS AND TERMS OF MERGER AND REORGANIZATION
1.1      Merger.
Subject to the terms and conditions of this Agreement, at the Effective Time, SB shall merge with and into Buyer in accordance with the North Carolina Business Corporation Act (the “NCBCA”), and Buyer shall be the Surviving Corporation resulting from the Merger and shall continue to be governed by the Laws of the State of North Carolina. The Merger shall be consummated in accordance with the terms and subject to the conditions of this Agreement.
1.2   Time and Place of Closing.
The closing of the transactions contemplated hereby (the “Closing”) will take place at 11:00 A.M. Eastern Time on the date that the Effective Time occurs, or at such other time as the Parties, acting through their authorized officers, may mutually agree. The Closing shall be held at such location as may be mutually agreed upon by the Parties and may be effected by electronic or other transmission of signature pages, as mutually agreed upon.

1.3   Effective Time.
The Merger shall be consummated by filing Articles of Merger reflecting the Merger (the “Articles of Merger”) with the Secretary of State of North Carolina. The Merger shall become effective (the “Effective Time”) when the Articles of Merger have been accepted for filing by the Secretary of State of North Carolina or at such later time as may be mutually agreed upon by Buyer and SB and specified in the Articles of Merger. Subject to the terms and conditions hereof, unless otherwise mutually agreed upon in writing by the authorized officers of each Party, the Parties shall use their reasonable efforts to cause the Effective Time to occur within five (5) business days of the last of the following dates to occur: (i) the effective date (including expiration of any applicable waiting period) of the last required Consent of any Regulatory Authority having authority over and approving or exempting the Merger, (ii) the date on which the shareholders of SB approve this Agreement, (iii) the date on which the shareholders of Buyer approve this Agreement; or (iv) expiration of the period specified within Section 9.1(g).
1.4   Restructure of Transactions.
Buyer shall have the right to request a revision to the structure of the Merger contemplated by this Agreement by merging SB directly with and into a subsidiary of Buyer, provided, that no such revision to the structure of the Merger (i) shall result in any changes in the amount or type of consideration which the holders of shares of SB Common Stock or SB Options are entitled to receive under this Agreement, (ii) would unreasonably impede or delay consummation of the Merger, (iii) shall impose any less favorable terms or conditions on SB, or (iv) affect the Tax Treatment of the Merger. Buyer may request such revision by giving written notice to SB in the manner provided in Section 10.8, which notice shall be in the form of a proposed amendment to this Agreement or in the form of an Amended and Restated Agreement and Plan of Merger and Reorganization, and the addition of such other exhibits hereto as are reasonably necessary or appropriate to effect such change.
1.5   Bank Merger.
Concurrently with the execution and delivery of this Agreement, First Bank (“Buyer Bank”), a wholly owned subsidiary of Buyer, and Select Bank & Trust Company (the “Bank”), a wholly owned subsidiary of SB, shall enter into the Agreement and Plan of Merger, in the form attached hereto as Exhibit A (the “Bank Merger Agreement”), with such changes thereto as Buyer and SB shall mutually agree, pursuant to which Bank will merge with and into Buyer Bank (the “Bank Merger”). The Bank Merger shall not occur prior to the Effective Time.
1.6   Tax Treatment of the Merger.
It is intended by the Parties that the Merger constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). The Parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Treasury Regulation Sections 1.368-2(g) and 1.368-3(a). The Parties agree to cooperate and use their best efforts in order to qualify the transactions contemplated herein as a reorganization under Section 368(a)(1)(A) of the Code, to not take any action that could reasonably be expected to cause the Merger to fail to so qualify, and to report the Merger for federal, state and any local income Tax purposes in a manner consistent with such characterization.
ARTICLE 2
TERMS OF MERGER
2.1   Articles of Incorporation.
The articles of incorporation of Buyer in effect immediately prior to the Effective Time shall be the articles of incorporation of the Surviving Corporation until otherwise duly amended or repealed.
2.2   Bylaws.
The bylaws of Buyer in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation until otherwise duly amended or repealed.

2.3   Directors and Officers.
The directors of Buyer in office immediately prior to the Effective Time, together with such additional Persons as may thereafter be elected or validly appointed, shall serve as the directors of the Surviving Corporation from and after the Effective Time in accordance with the Surviving Corporation’s bylaws, until the earlier of their resignation or removal or otherwise ceasing to be a director. Prior to the Effective Time, Buyer shall take all action necessary to appoint two (2) members of the current SB board of directors designated by such board and approved by the board of directors of Buyer, such approval to not be unreasonably withheld, to the board of directors of Buyer and Buyer Bank, to be effective as of 12:01 a.m. on the next business day following the Effective Time. The officers of Buyer in office immediately prior to the Effective Time, together with such additional Persons as may thereafter be appointed, shall serve as the officers of the Surviving Corporation from and after the Effective Time in accordance with the Surviving Corporation’s bylaws, until the earlier of their resignation or removal or otherwise ceasing to be an officer.
ARTICLE 3
MANNER OF CONVERTING SHARES
3.1   Effect on SB Common Stock.
(a)   At the Effective Time, in each case subject to Sections 3.1(d) and 3.2, by virtue of the Merger and without any action on the part of the Parties, each share of SB Common Stock that is issued and outstanding immediately prior to the Effective Time (other than the Extinguished Shares) shall be converted into the right to receive 0.408 of a share of Buyer Common Stock (the “Merger Consideration”).
(b)   At the Effective Time, all shares of SB Common Stock shall no longer be outstanding, shall automatically be cancelled and retired, and shall cease to exist as of the Effective Time, and each certificate previously representing any such shares of SB Common Stock (the “Certificates”) or book entry notation of ownership shall thereafter represent only the right to receive the Merger Consideration.
(c)   If, prior to the Effective Time, the outstanding shares of SB Common Stock, the SB Options, the outstanding shares of Buyer Common Stock, or any rights with respect to Buyer Common Stock pursuant to stock options granted by Buyer (the “Buyer Options”) are increased, decreased, changed into or exchanged for a different number or kind of shares or securities, in each case as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar change in capitalization, then an appropriate and proportionate adjustment shall be made to the Merger Consideration. For the avoidance of doubt, Buyer shall have the right to grant additional stock options or other equity based awards under its existing equity based compensation plans (“Buyer Awards”), and holders of SB Options shall have the right to exercise SB Options outstanding as of the date of this Agreement without triggering an adjustment to the Merger Consideration under this Section 3.1(c).
(d)   Each share of SB Common Stock issued and outstanding immediately prior to the Effective Time and owned by any of the Parties or their respective Subsidiaries (in each case other than shares of SB Common Stock held on behalf of third parties or as a result of debts previously contracted) shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding, be cancelled and retired without payment of any consideration therefor, and cease to exist (the “Extinguished Shares”).
3.2   Exchange Procedures.
(a)   Promptly after the Effective Time, Buyer shall deposit with Computershare Limited or such other exchange agent selected by Buyer (the “Exchange Agent”) for exchange in accordance with this Section 3.2, the Merger Consideration and cash in an aggregate amount sufficient for payment in lieu of fractional shares of Buyer Common Stock to which holders of SB Common Stock may be entitled pursuant to Section 3.6 (collectively, the “Exchange Fund”). In the event the cash in the Exchange Fund is insufficient to fully satisfy all of the payment obligations to be made by the Exchange Agent hereunder (including pursuant to Section 3.6), Buyer shall promptly make available to the Exchange Agent the amounts so required to satisfy such payment obligations in full. The Exchange Agent shall deliver the Merger Consideration and cash in lieu of any fractional shares of Buyer Common Stock out of the Exchange Fund. Except as contemplated by this Section 3.2, the Exchange Fund will not be used for any other purpose.

(b)   Unless different timing is agreed to by Buyer and SB, as soon as reasonably practicable after the Effective Time, but in any event no more than seven (7) business days after the Effective Time, Buyer shall cause the Exchange Agent to mail to the former shareholders of SB appropriate transmittal materials (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates or other instruments theretofore representing shares of SB Common Stock shall pass, only upon proper delivery of such Certificates or other instruments to the Exchange Agent). In the event of a transfer of ownership of shares of SB Common Stock represented by one or more Certificates that are not registered in the transfer records of SB, the Merger Consideration payable for such shares as provided in Section 3.1 may be issued to a transferee if the Certificate or Certificates representing such shares are delivered to the Exchange Agent, accompanied by all documents required to evidence such transfer and by evidence reasonably satisfactory to the Exchange Agent that such transfer is proper and that any applicable stock transfer taxes have been paid. In the event any Certificate representing SB Common Stock shall have been lost, mutilated, stolen, or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen, mutilated, or destroyed and the posting by such Person of a bond in such amount as Buyer may reasonably direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent shall issue in exchange for such lost, mutilated, stolen, or destroyed Certificate the Merger Consideration as provided for in Section 3.1. The Exchange Agent may establish such other reasonable and customary rules and procedures in connection with its duties as it may deem appropriate. Such transmittal materials shall contain appropriate instructions for the distribution of the Merger Consideration to holders of SB Common Stock ownership noted in book entry form in the stock records of SB. Buyer shall pay all charges and expenses, including those of the Exchange Agent in connection with the distribution of the Merger Consideration as provided in Section 3.1. Buyer or the Exchange Agent will maintain a book entry list of Buyer Common Stock to which each former holder of SB Common Stock is entitled. Certificates evidencing Buyer Common Stock into which SB Common Stock has been converted will not be issued.
(c)   Unless different timing is agreed to by Buyer and SB, after the Effective Time, each holder of shares of SB Common Stock (other than Extinguished Shares) issued and outstanding at the Effective Time shall surrender the Certificate or Certificates representing, such shares, or shall provide appropriate instructions with respect to such shares held in book entry notation form, to the Exchange Agent and shall promptly upon surrender thereof or the giving of such instructions receive in exchange therefor the consideration provided in Section 3.1, without interest, pursuant to this Section 3.2. The Certificate or Certificates of SB Common Stock so surrendered shall be duly endorsed as the Exchange Agent may reasonably require. Buyer shall not be obligated to deliver the consideration to which any former holder of SB Common Stock is entitled as a result of the Merger until such holder surrenders such holder’s Certificate or Certificates for exchange as provided in this Section 3.2. Similarly, no dividends or other distributions in respect of the Buyer Common Stock shall be paid to any holder of any unsurrendered Certificate or Certificates until such Certificate or Certificates (or affidavit in lieu thereof as provided in Section 3.2(b)) are surrendered for exchange as provided in this Section 3.2. Any other provision of this Agreement notwithstanding, neither any Buyer Entity, nor any SB Entity, nor the Exchange Agent shall be liable to any holder of SB Common Stock for any amounts paid or properly delivered in good faith to a public official pursuant to any applicable abandoned property, escheat, or similar Law.
(d)   Each of Buyer, the Surviving Corporation and the Exchange Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of SB Common Stock and SB Options such amounts, if any, as it is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local, or foreign Tax Law or by any Taxing Authority or Governmental Authority; provided, however, that Buyer shall use commercially reasonable efforts to give SB advance notice of its intentions to make any such deduction or withholding and cooperate in good faith with SB to mitigate any such deduction or withholding to the extent permitted by Law (other than with respect to payments in respect of SB Options described in Section 3.4). To the extent that any amounts are so withheld by Buyer, the Surviving Corporation, or the Exchange Agent, as the case may be, and paid to the appropriate Governmental Authority, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of SB Common Stock or SB Options, as applicable in respect of which such deduction and withholding was made by Buyer, the Surviving Corporation, or the Exchange Agent, as the case may be.

(e)   Any portion of the Merger Consideration and cash delivered to the Exchange Agent by Buyer pursuant to Section 3.2(a) that remains unclaimed by the holder of shares of SB Common Stock for six (6) months after the Effective Time (as well as any proceeds from any investment thereof) shall be delivered by the Exchange Agent to Buyer. Any holder of shares of SB Common Stock who has not theretofore complied with Section 3.2(c) shall thereafter look only to Buyer for the consideration deliverable in respect of each share of SB Common Stock such holder holds as determined pursuant to this Agreement without any interest thereon. If outstanding Certificates for shares of SB Common Stock are not surrendered or the payment for them is not claimed prior to the date on which such Merger Consideration would otherwise escheat to or become the property of any Governmental Authority, the unclaimed items shall, to the extent permitted by abandoned property and any other applicable Law, become the property of Buyer (and to the extent not in its possession shall be delivered to it), free and clear of all claims or interest of any Person previously entitled to such property. Neither the Exchange Agent nor any Party to this Agreement shall be liable to any holder of SB Common Stock for any consideration paid to a Governmental Authority pursuant to applicable abandoned property, escheat or similar Laws. Buyer and the Exchange Agent shall be entitled to rely upon the stock transfer books of SB to establish the identity of those Persons entitled to receive the consideration specified in this Agreement, which books shall be conclusive with respect thereto. In the event of a dispute with respect to ownership of stock represented by any Certificate or Certificates, Buyer and the Exchange Agent shall be entitled to deposit any consideration represented thereby in escrow with an independent third party and thereafter be relieved with respect to any claims thereto.
(f)   Adoption of this Agreement by the shareholders of SB shall constitute ratification of the appointment of the Exchange Agent.
3.3   Effect on Buyer Common Stock.
At and after the Effective Time, each share of Buyer Common Stock issued and outstanding immediately prior to the Effective Time shall remain an issued and outstanding share of common stock of the Surviving Corporation and shall not be affected by the Merger.
3.4   SB Options.
(a)    At the Effective Time, each Right with respect to SB Common Stock pursuant to stock options (the “SB Options”) granted by SB under SB’s 2004 Incentive Stock Option Plan, 2008 Omnibus Stock Ownership and Long Term Incentive Plan, 2010 Omnibus Stock Incentive Plan or 2018 Omnibus Stock Incentive Plan (collectively, the “SB Option Plans”) which is outstanding and unexercised immediately prior to the Effective Time shall be cancelled in exchange for the right to receive a single lump sum cash payment, equal to the product of (i) the number of shares of SB Common Stock subject to such SB Option immediately prior to the Effective Time, and (ii) the excess of $18.00 over the exercise price per share of such SB Option, less any applicable Taxes required to be withheld with respect to such payment. If the exercise price per share of any such SB Option is equal to or greater than $18.00, such SB Option shall be cancelled without any cash payment being made in respect thereof. Subject to the foregoing, the SB Option Plans and all SB Options issued thereunder shall terminate at the Effective Time.
(b)   Neither SB’s board of directors nor its compensation committee shall make any grants of SB Options following the execution of this Agreement.
(c)    SB’s board of directors or its compensation committee shall make any adjustments or amendments to or make such determinations with respect to the SB Options necessary to effect the foregoing provisions of this Section 3.4.
3.5   Rights of Former SB Shareholders.
At the Effective Time, the stock transfer books of SB shall be closed as to holders of SB Common Stock and no transfer of SB Common Stock by any holder of such shares shall thereafter be made or recognized. Until surrendered for exchange in accordance with the provisions of Section 3.2, each Certificate theretofore representing shares of SB Common Stock (other than Certificates representing Extinguished Shares), shall from and after the Effective Time represent for all purposes only the right to receive the Merger Consideration, without interest, as provided in this Article 3.

3.6   Fractional Shares.
Notwithstanding any other provision of this Agreement, each holder of shares of SB Common Stock exchanged pursuant to the Merger, who would otherwise have been entitled to receive a fraction of a share of Buyer Common Stock (after taking into account all Certificates delivered by such holder), shall receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a share of Buyer Common Stock multiplied by $44.12. No such holder will be entitled to dividends, voting rights, or any other Rights as a shareholder in respect of any fractional shares.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF SB
SB represents and warrants to Buyer as follows, except as set forth on the SB Disclosure Memorandum with respect to each Section below.
4.1   Organization, Standing, and Power.
SB is a corporation duly organized, validly existing, and in good standing under the Laws of the State of North Carolina and is a bank holding company within the meaning of the Bank Holding Company Act of 1956, as amended (the “BHCA”). Bank is a state chartered commercial bank duly organized, validly existing and in good standing under the laws of the State of North Carolina. Each of SB and Bank has the corporate power and authority to carry on its business as now conducted and to own, lease, and operate its Assets. Each of SB and Bank is duly qualified or licensed to transact business as a foreign corporation in good standing in the states of the United States and foreign jurisdictions where the character of its Assets or the nature or conduct of its business requires it to be so qualified or licensed. The minute book and other organizational documents for each of SB and Bank have been made available to Buyer for its review and, except as disclosed in Section 4.1 of the SB Disclosure Memorandum, are true and complete in all material respects as in effect as of the date of this Agreement and accurately reflect in all material respects all amendments thereto and all proceedings of the respective board of directors (including any committees of the board of directors) and shareholders thereof. Bank is an “insured institution” as defined in the Federal Deposit Insurance Act, and applicable regulations thereunder, and the deposits held by Bank are insured, up to the applicable limits, by the FDIC’s Deposit Insurance Fund.
4.2   Authority of SB; No Breach By Agreement.
(a)   SB has the corporate power and authority necessary (i) to execute, deliver, and, other than with respect to the Merger, perform this Agreement, and (ii) with respect to the Merger, upon the approval of the Merger, including any approvals referred to in Sections 8.1(b) and 8.1(c) and by SB’s shareholders in accordance with this Agreement and the NCBCA, to perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated herein, including the Merger, have been duly and validly authorized by all necessary corporate action in respect thereof on the part of SB, (including approval by at least a majority of the members of SB’s board of directors unaffiliated with any other party to the proposed transaction), subject to the approval of this Agreement by the holders of a majority of the outstanding shares of SB Common Stock entitled to vote thereon, which is the only SB shareholder vote required for approval of this Agreement and consummation of the Merger (the “Requisite SB Shareholder Approval”). Subject to any approvals referred to in Sections 8.1(b) and 8.1(c) and receipt of such Requisite SB Shareholder Approval, this Agreement represents a legal, valid, and binding obligation of SB, enforceable against SB in accordance with its terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting the enforcement of creditors’ rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought).
(b)   Neither the execution and delivery of this Agreement by SB, nor the consummation by SB and Bank of the transactions contemplated hereby, nor compliance by SB and Bank with any of the provisions hereof, will (i) conflict with or result in a breach of any provision of SB’s articles of incorporation or bylaws or the articles of incorporation or bylaws of any SB Subsidiary or any resolution adopted by the board of directors or the shareholders of any SB Entity, or (ii) except as disclosed in Section 4.2(b) of the SB Disclosure Memorandum, constitute or result in a Default under, or require any Consent pursuant to, or result in the creation of any Lien on any material Asset of any SB Entity under, any material Contract or any material Permit of any SB Entity, or (iii) subject to receipt of the requisite Consents referred to in Section 8.1(c), constitute or result in a Default under, or require any Consent pursuant to, any Law or Order applicable to any SB Entity or any of their respective material Assets (including any Buyer Entity or any SB Entity becoming subject to or liable for the payment of any Tax on any Assets owned by any Buyer Entity or any SB Entity being reassessed or revalued by any Regulatory Authority).
(c)   Except for (i) the filing of applications and notices with, and approval of such applications and notices from, the Federal Reserve, the FDIC, and the North Carolina Commissioner of Banks, (ii) the filing of any other required applications, filings, or notices with any other federal or state banking, insurance, or other regulatory or self-regulatory authorities, or any courts, administrative agencies or commissions or other Governmental Authorities and approval of or non-objection to such applications, filings and notices, (iii) the filing with the SEC of a registration statement on Form S-4 (the “Registration Statement”) in which the joint proxy statement relating to SB’s Shareholders’ Meeting and the Buyer’s Shareholders’ Meeting to be held in connection with this Agreement and the transactions contemplated by this Agreement (the “Joint Proxy Statement/Prospectus”) will be included, and declaration of effectiveness of the Registration Statement, (iv) the filing of the Articles of Merger with the Secretary of State of North Carolina, (v) any consents, authorizations, approvals, filings, or exemptions in connection with compliance with the applicable provisions of federal and state securities laws relating to the Merger, regulation of broker-dealers, investment advisers or transfer agents, and federal commodities laws relating to the regulation of futures commission merchants and the rules and regulations thereunder and of any applicable industry self-regulatory organization, and the rules and regulations of The Nasdaq Stock Market, (vi) any filings or notices that are required under consumer finance, mortgage banking and other similar laws, and (vii) notices or filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, if any, no consents or approvals of or filings or registrations with any Governmental Authority are necessary in connection with the consummation by SB and Bank of the Merger and the other transactions contemplated by this Agreement. No consents or approvals of or filings or registrations with any Governmental Authority are necessary in connection with the execution and delivery by SB of this Agreement.
4.3   Capital Stock.
(a)   The authorized capital stock of SB consists of 50,000,000 shares of SB Common Stock, of which 17,227,104 shares are issued and outstanding as of the date of this Agreement, and assuming that all of the issued and outstanding SB Options had been exercised, not more than an additional 306,589 shares would be issued and outstanding at the Effective Time, and 5,000,000 shares of SB preferred stock, of which no shares are issued and outstanding as of the date of this Agreement. If the SB Options were exercised as of the date of this Agreement, 306,589 shares of SB Common Stock would be issued at a per share weighted average exercise price of $10.14. Section 4.3(a) of the SB Disclosure Memorandum lists all issued and outstanding SB Options, which schedule includes the names of the recipients, the date of grant, the exercise prices, the vesting schedules, and the expiration dates, to the extent applicable. All of the issued and outstanding shares of capital stock of SB are duly and validly issued and outstanding and are fully paid and nonassessable. None of the outstanding shares of capital stock of SB has been issued in violation of any preemptive rights of the current or past shareholders of SB.
(b)   Except for the 306,589 shares of SB Common Stock reserved for issuance pursuant to outstanding SB Options as disclosed in Section 4.3(a) of SB Disclosure Memorandum, there are no shares of capital stock or other equity securities of SB reserved for issuance and no outstanding Rights relating to the capital stock of SB.
(c)   Except as specifically set forth in this Section 4.3, there are no shares of SB capital stock or other equity securities of SB outstanding, and there are no outstanding Rights with respect to any SB securities or any right or privilege (whether pre-emptive or contractual) capable of becoming a Contract or Right for the purchase, subscription, exchange, or issuance of any securities of SB.

4.4   SB Subsidiaries.
SB has no Subsidiaries except as set forth in Section 4.4 of the SB Disclosure Memorandum, and SB owns all of the equity interests in each of its Subsidiaries. No capital stock (or other equity interest) of any such Subsidiary is or may become required to be issued (other than to another SB Entity) by reason of any Rights, and there are no Contracts by which any such Subsidiary is bound to issue (other than to another SB Entity) additional shares of its capital stock (or other equity interests) or Rights or by which any SB Entity is or may be bound to transfer any shares of the capital stock (or other equity interests) of any such Subsidiary (other than to another SB Entity). There are no Contracts relating to the Rights of any SB Entity to vote or to dispose of any shares of the capital stock (or other equity interests) of any such Subsidiary. All of the shares of capital stock (or other equity interests) of each Subsidiary are fully paid and nonassessable and are owned directly or indirectly by SB free and clear of any Lien. Each Subsidiary is duly qualified or licensed to transact business as a foreign entity in good standing in the states of the United States and foreign jurisdictions where the character of its Assets or the nature or conduct of its business requires it to be so qualified or licensed. The minute books and other organizational documents for the Subsidiaries have been made available to Buyer for its review, and except as disclosed in Section 4.4 of the SB Disclosure Memorandum, are true and complete in all material respects as in effect as of the date of this Agreement and accurately reflect in all material respects all amendments thereto and all proceedings of the board of directors and shareholders thereof.
4.5   Exchange Act Filings; Securities Offerings; Financial Statements.
(a)   SB has timely filed all Exchange Act Documents required to be filed by SB since January 1, 2018 (the “SB Exchange Act Reports”). SB Exchange Act Reports (i) at the time filed, (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) complied in all material respects with the applicable requirements of the Securities Laws and other applicable Laws and (ii) did not, at the time they were filed (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such SB Exchange Act Reports or necessary in order to make the statements in such SB Exchange Act Reports, in light of the circumstances under which they were made, not misleading. Each offering or sale of securities by SB (x) was either registered under the Securities Act or made pursuant to a valid exemption from registration under the Securities Act, (y) complied in all material respects with the applicable requirements of the Securities Laws and other applicable Laws, except for immaterial “blue sky” filings, including disclosure and broker/dealer registration requirements, and (z) was made pursuant to offering documents which did not, at the time of the offering (or, in the case of registration statements, at the effective date thereof) contain any untrue statement of a material fact or omit to state a material fact required to be stated in the offering documents or necessary in order to make the statements in such documents, in light of the circumstances under which they were made, not misleading. SB’s principal executive officer and principal financial officer have made the certifications required by Sections 302 and 906 of the Sarbanes-Oxley Act and the rules and regulations of the Exchange Act thereunder with respect to SB Exchange Act Reports to the extent such rules or regulations applied at the time of the filing. For purposes of the preceding sentence, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes — Oxley Act. Such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither SB nor any of its officers has received notice from any Regulatory Authority questioning or challenging the accuracy, completeness, content, form, or manner of filing or submission of such certifications. No SB Subsidiary is required to file any Exchange Act Documents.
(b)   Each of the SB Financial Statements (including, in each case, any related notes) that are contained in the SB Exchange Act Reports, including any SB Exchange Act Reports filed after the date of this Agreement until the Effective Time, complied, or will comply, as to form in all material respects with the Exchange Act, was, or will be, prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited interim statements, as permitted by Form 10Q of the Exchange Act), fairly presented in accordance with GAAP the consolidated financial position of SB and its Subsidiaries as of the respective dates and the consolidated results of operations and cash flows for the periods indicated, including the fair values of the assets and liabilities shown therein, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount or effect, and were certified to the extent required by the Sarbanes-Oxley Act.
(c)   SB’s independent registered public accountants, which have expressed their opinion with respect to the SB Financial Statements and its Subsidiaries whether or not included in the SB’s Exchange Act Reports (including the related notes), are and have been throughout the periods covered by such SB Financial Statements (i) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act) (to the extent applicable during such period), (ii) “independent” with respect to SB within the meaning of Regulation S-X, and (iii) with respect to SB, in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and related Securities Laws. SB’s independent public accountants have audited SB’s year-end financial statements, and have reviewed SB’s interim financial statements, that are included in the SB Financial Statements. Section 4.5(c) of the SB Disclosure Memorandum lists all non-audit services performed by SB’s independent registered public accountants for SB or Bank.
(d)   SB maintains disclosure controls and procedures as required by Rule 13a-15 or 15d-15 under the Exchange Act, and such controls and procedures are effective to ensure that all material information relating to SB and its Subsidiaries is made known on a timely basis to SB’s principal executive officer and SB’s principal financial officer.
4.6   Absence of Undisclosed Liabilities.
Neither SB nor any of its Subsidiaries has incurred any material liability or obligation of any nature whatsoever (whether absolute, accrued, contingent, determined, determinable, or otherwise and whether due or to become due), except for (i) those liabilities that are reflected or reserved against on the consolidated balance sheet of SB included in its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021 (including any notes thereto), (ii) liabilities incurred in the ordinary course of business consistent in nature and amount with past practice since March 31, 2021, or (iii) liabilities incurred in connection with this Agreement and the transactions contemplated hereby. Neither SB nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract or arrangement (including any Contract or arrangement relating to any transaction or relationship between or among SB and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any “off-balance sheet arrangement”), where the result, purpose or intended effect of such Contract or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of, SB or any of its Subsidiaries in SB’s or such Subsidiary’s financial statements.
4.7   Absence of Certain Changes or Events.
Except as disclosed in the SB Financial Statements delivered prior to the date of this Agreement or as disclosed in Section 4.7 of the SB Disclosure Memorandum, since December 31, 2020, (i) there have been no events, changes, or occurrences which have had, or are reasonably likely to have, individually or in the aggregate, a SB Material Adverse Effect, (ii) none of the SB Entities has taken any action, or failed to take any action, prior to the date of this Agreement, which action or failure, if taken after the date of this Agreement, would represent or result in a material breach or violation of any covenants and agreements of SB provided in this Agreement, and (iii) since December 31, 2020, the SB Entities have conducted their respective businesses in the ordinary course of business consistent with past practice.
4.8   Tax Matters.
Except as set forth in Section 4.8 of the SB Disclosure Memorandum:
(a)   All SB Entities have timely filed with the appropriate Taxing Authorities all material Tax Returns in all jurisdictions in which Tax Returns are required to be filed, and such Tax Returns are correct and complete in all material respects. None of the SB Entities is the beneficiary of any extension of time within which to file any Tax Return. All material Taxes of the SB Entities to the extent due and payable (whether or not shown on any Tax Return) have been fully and timely paid. There are no Liens for any material Taxes (other than a Lien for current tax year real property or ad valorem Taxes not yet due and payable) on any of the Assets of any of the SB Entities. No written claim has ever been made by any Taxing Authority in a jurisdiction where any SB Entity does not file a Tax Return that such SB Entity may be subject to Taxes by that jurisdiction.
(b)   None of the SB Entities has received any written notice of assessment or proposed assessment in connection with any Taxes. There are no ongoing or pending disputes, claims, audits, or examinations regarding any Taxes of any SB Entity, any Tax Returns of any SB Entity, or the assets of any SB Entity. No officer or employee responsible for Tax matters of any SB Entity expects any Taxing Authority to assess any additional material Taxes for any period for which Tax Returns have been filed. No issue has been raised by a Taxing Authority in any prior examination of any SB Entity, which, by application of the same or similar principles, could be expected to result in a proposed material deficiency for any subsequent taxable period. None of the SB Entities has waived any statute of limitations in respect of any Taxes or agreed to a Tax assessment or deficiency.
(c)   Each SB Entity has complied in all material respects with all applicable Laws relating to the withholding of Taxes and the payment thereof to appropriate authorities, including, but not limited to, Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee or independent contractor, and Taxes required to be withheld and paid pursuant to Sections 1441 and 1442 of the Code or similar provisions under foreign Tax Law.
(d)   The unpaid Taxes of each SB Entity (i) did not, as of the most recent fiscal month end, materially exceed the reserve for Tax Liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the most recent balance sheet (rather than in any notes thereto) for such SB Entity and (ii) do not materially exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with past custom and practice of the SB Entities in filing their Tax Returns.
(e)   Except as described in Section 4.8(e) of the SB Disclosure Memorandum, none of the SB Entities is a party to any Tax allocation or sharing agreement, and none of the SB Entities has been a member of an affiliated group filing a consolidated federal income Tax Return (other than a group the common parent of which was SB) or has any Tax Liability of any Person (other than SB or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 or any similar provision of state, local or foreign Law, or as a transferee or successor, by Contract or otherwise.
(f)   During the five-year period ending on the date hereof, none of the SB Entities was a “distributing corporation” or a “controlled corporation” as defined in, and in a transaction intended to be governed by, Section 355 of the Code.
(g)   Except as disclosed in Section 4.8(g) of the SB Disclosure Memorandum, none of the SB Entities has made any payments, is obligated to make any payments, or is a party to any Contract that could obligate it to make any payments for which a deduction could be disallowed by reason of Sections 280G, 404, or 162(m) of the Code, or which could be subject to withholding under Section 4999 of the Code. None of the SB Entities has been or will be required to include any adjustment in taxable income for any Tax period (or portion thereof) ending after the day of the Effective Time pursuant to Section 481 of the Code or any comparable provision under state or foreign Tax Laws as a result of transactions or events occurring prior to the Closing. There is no material taxable income of SB that will be required under applicable tax law to be reported by Buyer, for a taxable period beginning after the Closing Date which taxable income was realized prior to the Closing Date. Except as disclosed in Section 4.8(g) of the SB Disclosure Memorandum, no net operating losses of the SB Entities are subject to any limitation on their use under the provisions of Sections 382 or 269 of the Code or any other provisions of the Code or the Treasury Regulations dealing with the utilization of net operating losses other than any such limitations as may arise as a result of the consummation of the transactions contemplated by this Agreement; provided, however, that regardless of what may be reported on any Tax Returns of any SB Entity on or before the date of this Agreement or through the Effective Time, SB makes no representation regarding (i) the amount of any net operating losses or net economic losses that are available to any SB Entity for purposes of any state or local income Tax or similar Taxes, or (ii) any limitation on use of any SB Entity’s net operating losses or net economic losses that might apply either before or after the Effective Time for purposes of any state or local Tax Laws under

Code Section 382, similar or analogous provisions of any state or local income Tax or similar Laws, or any other state or local Tax Laws.
(h)   Each SB Entity is in compliance in all material respects with, and its records contain all information and documents (including properly completed IRS Forms W9) necessary to comply in all material respects with, all applicable information reporting and Tax withholding requirements under federal, state, and local Tax Laws, and such records identify with specificity all accounts subject to backup withholding under Section 3406 of the Code.
(i)   No SB Entity is subject to any private letter ruling of the IRS or comparable rulings of any Taxing Authority.
(j)   No property owned by any SB Entity is (i) property required to be treated as being owned by another Person pursuant to the provisions of Section 168(f)(8) of the Code and in effect immediately prior to the enactment of the Tax Reform Act of 1986, (ii) “tax-exempt use property” within the meaning of Section 168(h)(1) of the Code, (iii) “tax-exempt bond financed property” within the meaning of Section 168(g) of the Code, (iv) “limited use property” within the meaning of IRS Revenue Procedure 76-30, (v) subject to Section 168(g)(1)(A) of the Code, or (vi) subject to any provision of state, local or foreign Law comparable to any of the provisions listed above in this paragraph.
(k)   No SB Entity has any “corporate acquisition indebtedness” within the meaning of Section 279 of the Code.
(l)   SB has disclosed on its federal income Tax Returns all positions taken therein that are reasonably believed to give rise to substantial understatement of federal income tax within the meaning of Section 6662 of the Code.
(m)   No SB Entity has participated in any reportable transaction, as defined in code Section 6707A(c)(1) of the Code or Treasury Regulation Section 1.6011-4(b)(1).
(n)   SB has made available to Buyer complete copies of (i) all federal, state, local and foreign income or franchise Tax Returns of the SB Entities relating to the taxable periods since December 31, 2017, and (ii) any audit report issued within the last four years relating to any Taxes due from or with respect to the SB Entities.
(o)   No SB Entity nor any other Person on its behalf has (i) filed a consent pursuant to Section 341(f) of the Code (as in effect prior to the repeal under the Jobs and Growth Tax Reconciliation Act of 2003) or agreed to have Section 341(f)(2) of the Code (as in effect prior to the repeal under the Jobs and Growth Tax Reconciliation Act of 2003) apply to any disposition of a subsection (f) asset (as such term is defined in former Section 341(f)(4) of the Code) owned by any SB Entity, (ii) executed or entered into a closing agreement pursuant to Section 7121 of the Code or any similar provision of Law with respect to the SB Entities, or (iii) granted to any Person any power of attorney that is currently in force with respect to any Tax matter.
(p)   No SB Entity has, or ever had, a permanent establishment in any country other than the United States, or has engaged in a trade or business in any country other than the United States that subjected it to tax in such country.
(q)   No SB Entity has been a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code.
For purposes of this Section 4.8, any reference to SB or any SB Entity shall be deemed to include any Person that merged with or was liquidated into or otherwise combined with SB or an SB Entity prior to the Effective Time.
4.9   Allowance for Loan Losses; Loan and Investment Portfolios, etc.
(a)   SB’s allowance for loan losses is, and has been since January 1, 2018, in material compliance with SB’s methodology for determining the adequacy of its allowance for loan losses in accordance with GAAP, as well as the standards established by applicable Governmental Authorities and the Financial Accounting Standards Board, in all material respects.
(b)   As of the date hereof, all loans, discounts and leases (in which any SB Entity is lessor) reflected on SB Financial Statements were, and with respect to the consolidated balance sheets delivered as of the dates subsequent to the execution of this Agreement will be as of the dates thereof, (i) at the time and under the circumstances in which made, made for good, valuable and adequate consideration in the ordinary course of business and, to the Knowledge of SB, are the legal and binding obligations of the obligors thereof, (ii) evidenced by genuine notes, agreements, or other evidences of indebtedness, and (iii) to the extent secured, have, to the Knowledge of SB, been secured by valid liens and security interests which have been perfected. Accurate lists of all loans, discounts, and financing leases as of March 31, 2021 and on a monthly basis thereafter, and of the investment portfolios of each SB Entity as of such date, have been and will be made available to Buyer. Except as specifically set forth in Section 4.9(b) of the SB Disclosure Memorandum, neither SB nor Bank is a party to any written or oral loan agreement, note, or borrowing arrangement, including any loan guaranty, that was, as of the most recent month-end (i) delinquent by more than 30 days in the payment of principal or interest, (ii) otherwise in material Default for more than 30 days, (iii) classified as “substandard,” “doubtful,” “loss,” “other assets especially mentioned” or any comparable classification by SB or by any applicable Regulatory Authority, (iv) an obligation of any director, executive officer or 10% shareholder of any SB Entity who is subject to Regulation O of the Federal Reserve (12 C.F.R. Part 215), or any person, corporation or enterprise controlling, controlled by or under common control with any of the foregoing, or (v) in material violation of any Law.
(c)   All securities held by SB or Bank, as reflected in the consolidated balance sheets of SB included in the SB Financial Statements, are carried in accordance with GAAP, as well as the standards established by applicable Governmental Authorities and the Financial Accounting Standards Board. Except as disclosed in Section 4.9(c) of the SB Disclosure Memorandum and except for pledges to secure public deposits, borrowings from the Federal Reserve, and Federal Home Loan Bank advances, to the Knowledge of SB, none of the securities reflected in the SB Financial Statements as of December 31, 2020, and none of the securities since acquired by SB or Bank is subject to any restriction, whether contractual or statutory, which impairs the ability of SB or Bank to freely dispose of such security at any time, other than those restrictions imposed on securities held to maturity under GAAP, pursuant to a clearing agreement or in accordance with Laws.
(d)   All interest rate swaps, caps, floors, option agreements, futures and forward contracts and other similar risk management arrangements, whether entered into for SB’s own account, or for the account of Bank, or its customers (all of which were disclosed in Section 4.9(d) of the SB Disclosure Memorandum), were entered into (i) in the ordinary and usual course of business consistent with past practice and in compliance with all applicable laws, rules, regulations and regulatory policies, and (ii) with counterparties believed to be financially responsible at the time; and each of them constitutes the valid and legally binding obligation of SB or Bank, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors’ rights or by general equity principles), and is in full force and effect. Neither SB nor Bank, nor to the Knowledge of SB any other party thereto, is in breach of any material obligation under any such agreement or arrangement.
4.10   Assets.
(a)   Except as disclosed in Section 4.10(a) of the SB Disclosure Memorandum or as disclosed or reserved against in the SB Financial Statements delivered prior to the date of this Agreement, the SB Entities have good and marketable title, free and clear of all Liens except those permitted in Section 4.10(e), to all of their respective Assets that they own, except where any such Lien or all such Liens in the aggregate would not reasonably be expected to result in an SB Material Adverse Effect. In addition, to the Knowledge of SB, all tangible properties used in the businesses of the SB Entities are in good condition, reasonable wear and tear excepted, and are usable in the ordinary course of business consistent with SB’s past practices.
(b)   All Assets that are material to SB’s business, held under leases or subleases by any of the SB Entities, are held under valid Contracts enforceable in accordance with their respective terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting the enforcement of creditors’ rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought), and to the Knowledge of SB, each such Contract is in full force and effect.
(c)   The SB Entities currently maintain insurance, including bankers’ blanket bonds, with insurers of recognized financial responsibility, in such amounts as management of SB has reasonably determined to be prudent. None of the SB Entities has received written notice from any insurance carrier that (i) any policy of insurance will be canceled or that coverage thereunder will be reduced or eliminated, (ii) premium costs with respect to such policies of insurance will be substantially increased, or (iii) similar coverage will be denied or limited or not extended or renewed with respect to any SB Entity, any act or occurrence, or that any Asset, officer, director, employee or agent of any SB Entity will not be covered by such insurance or bond. Except as disclosed in Section 4.10(c) of the SB Disclosure Memorandum, there are presently no claims for amounts exceeding $50,000 individually or in the aggregate pending under such policies of insurance or bonds, and no written notices of claims in excess of such amounts have been given by any SB Entity under such policies. SB has made no claims, and no claims are contemplated to be made, under its directors’ and officers’ errors and omissions or other insurance or bankers’ blanket bond.
(d)   The Assets of the SB Entities include all material Assets required by the SB Entities to operate the business of the SB Entities as presently conducted. All real and personal property which is material to the business of the SB Entities that is leased or licensed by them is held pursuant to leases or licenses which are valid and enforceable in accordance with their respective terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting the enforcement of creditors’ rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought) and, to the Knowledge of SB, such leases and licenses will not terminate or lapse prior to the Effective Time or thereafter by reason of completion of any of the transactions contemplated hereby. To the Knowledge of SB, all improved real property owned or leased by the SB Entities is in material compliance with all applicable Laws, and SB has received no notice of any failure to materially comply with applicable Laws with respect to any such owned or leased real property.
(e)   Each SB Entity has fee simple title to all the real property assets reflected in the latest audited balance sheet included in the SB Exchange Act Reports as being owned by an SB Entity or acquired after the date thereof (except properties sold or otherwise disposed of since the date thereof in the ordinary course of business) (the “SB Realty”), free and clear of all Liens of any nature whatsoever, except (i) statutory Liens securing payments not yet due, (ii) Liens for real property or ad valorem taxes not yet delinquent (or being contested in good faith and for which adequate reserves have been established), (iii) zoning, easements, covenants, restrictions, minor encroachments or other survey defects, rights of way and other similar encumbrances and matters of record that do not materially adversely affect the use of the properties or assets subject thereto or affected thereby as used by an SB Entity on the date hereof or otherwise materially impair business operations at such properties, as conducted by an SB Entity on the date hereof and (iv) such imperfections or irregularities of title or Liens as do not materially affect the use of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties as used on the date hereof.
(f)   To the Knowledge of SB, the SB Realty and the real property with respect to which an SB Entity is the lessee (the “SB Leased Real Properties”) are in material compliance with all applicable building, fire, zoning (or are legal nonconforming uses allowed under applicable zoning Laws) and other applicable Laws, and with all deed restrictions of record, no written notice of any material violation or material alleged violation thereof has been received in the past three (3) years that has not been resolved, and there are no proposed changes therein that would materially and adversely affect the SB Realty, the SB Leased Real Properties, or their current uses. SB has no Knowledge of any pending change in the zoning of, or of any pending condemnation proceeding with respect to, any of the SB Realty or the SB Leased Real Properties which may materially and adversely affect the SB Realty or the SB Leased Real Properties or the current use by an SB Entity thereof.

4.11   Intellectual Property.
Except as disclosed in Section 4.11 of the SB Disclosure Memorandum, each SB Entity owns or has a license to use all of the Intellectual Property used by such SB Entity in the course of its business, including sufficient rights in each copy possessed by each SB Entity. Each SB Entity is the owner of or has a license to any Intellectual Property sold or licensed to a third party by such SB Entity in connection with such SB Entity’s business operations, and such SB Entity has the right to convey by sale or license any Intellectual Property so conveyed. To the Knowledge of SB, no SB Entity is in material Default under any of its Intellectual Property licenses. No proceedings have been instituted, or are pending or to the Knowledge of SB threatened, which challenge the rights of any SB Entity with respect to Intellectual Property used, sold, or licensed by such SB Entity in the course of its business, nor has any person claimed or alleged any rights to such Intellectual Property. To the Knowledge of SB, the conduct of the business of the SB Entities does not infringe any Intellectual Property of any other person. Except as disclosed in Section 4.11 of the SB Disclosure Memorandum, no SB Entity is obligated to pay any recurring royalties to any Person with respect to any such Intellectual Property, other than any license or maintenance fees specified in a license agreement with such party. SB does not have any Contracts with its directors, officers, or employees which require such officer, director, or employee to assign any interest in any Intellectual Property to a SB Entity and to keep confidential any trade secrets, proprietary data, customer information, or other business information of an SB Entity. To the Knowledge of SB and except as stated in an SB Benefit Plan or in the SB Exchange Act Reports (including the exhibits filed therewith), no such officer, director, or employee is party to any Contract with any Person other than an SB Entity which requires such officer, director, or employee to assign any interest in any Intellectual Property to any Person other than an SB Entity or to keep confidential any trade secrets, proprietary data, customer information, or other business information of any Person other than an SB Entity. No officer, director, or employee of any SB Entity is party to any confidentiality, nonsolicitation, noncompetition, or other Contract which restricts or prohibits such officer, director, or employee from engaging in activities competitive with any Person, including any SB Entity.
4.12   Environmental Matters.
(a)   SB has delivered, or caused to be delivered or made available to Buyer true and complete copies of all environmental site assessments, test results, analytical data, boring logs, permits for storm water, wetlands fill, or other environmental permits for construction of any building, parking lot, or other improvement, and other environmental reports and studies as they exist in the possession of any SB Entity relating to its Participation Facilities and Operating Properties. To the Knowledge of SB, there are no material violations of Environmental Laws on properties that secure loans made by SB or Bank.
(b)   Each SB Entity and, to the Knowledge of SB, its Participation Facilities, and its Operating Properties are, and have been, in compliance with Environmental Laws in all material respects.
(c)   There is no Litigation pending, and SB has received no written notice of any threatened environmental enforcement action, investigation, or Litigation before any Governmental Authority or other forum in which any SB Entity or any of its Participation Facilities or Operating Properties (or SB in respect of such Participation Facility or Operating Property) has been or, with respect to threatened Litigation, may be named as a defendant (i) for alleged noncompliance with or Liability under any Environmental Law, or (ii) relating to the release, discharge, spillage, or disposal into the environment of any Hazardous Material at a site currently or formerly owned, leased, or operated by any SB Entity or any of its Participation Facilities or Operating Properties.
(d)   To the Knowledge of SB, during and prior to the period of (i) any SB Entity’s ownership or operation of any of their respective current properties, (ii) any SB Entity’s participation in the management of any Participation Facility, or (iii) any SB Entity’s holding of a security interest in any Operating Property, there have been no releases, discharges, spillages, or disposals of Hazardous Material in, on, under, or affecting such properties. To the Knowledge of SB, during and prior to the period of (x) SB Entity’s ownership or operation of any of their respective current properties, (y) any SB Entity’s participation in the management of any Participation Facility, or (z) any SB Entity’s holding of a security interest in any Operating Property, there have been no material violations of any Environmental Laws with respect to such properties, including but not limited to unauthorized alterations of wetlands.

(e)   Notwithstanding any other provision herein, the representations and warranties contained in Section 4.12(a) to (d) above constitute the sole representations and warranties of each SB Entity with respect to its compliance, or the compliance of its Operating Property, Participation Facilities or any properties now or previously owned or operated, with Environmental Laws or Permits or with respect to the presence of Hazardous Material.
4.13   Compliance with Laws.
(a)   SB is a bank holding company duly registered and in good standing as such with the Federal Reserve. Bank is a state chartered commercial bank in good standing with the North Carolina Commissioner of Banks.
(b)   Compliance with Permits, Laws and Orders.
(i)   Each of the SB Entities has in effect all Permits and has made all filings, applications, and registrations with Governmental Authorities that are required for it to own, lease, or operate its assets and to carry on its business as now conducted, and to the Knowledge of SB, there has occurred no Default under any such Permit applicable to their respective businesses or employees conducting their respective businesses.
(ii)   To the Knowledge of SB, none of the SB Entities is in material Default under any Laws or Orders applicable to its business or employees conducting its business.
(iii)   None of the SB Entities has received any notification or communication from any Governmental Authority (A) asserting that SB or any of its Subsidiaries is in Default under any of the Permits, Laws, or Orders which such Governmental Authority enforces, (B) threatening to revoke any Permits, or (C) requiring or requesting SB or any of its Subsidiaries (x) to enter into or Consent to the issuance of a cease and desist Order, formal agreement, directive, commitment, or memorandum of understanding, or (y) to adopt any resolution of its board of directors or similar undertaking.
(iv)   Except as disclosed in Section 4.13(b) of the SB Disclosure Memorandum, there (A) is no material unresolved violation, criticism, or exception by any Governmental Authority with respect to any report or statement relating to any examinations or inspections of SB or any of its Subsidiaries, (B) are no written notices or correspondence received by SB with respect to pending formal or informal inquiries by, or disagreements with, any Governmental Authority with respect to SB’s or any of SB’s Subsidiaries’ business, operations, policies, or procedures, and (C) is not any pending or threatened, nor has any Governmental Authority indicated an intention to conduct any, investigation, or review of SB or any of its Subsidiaries.
(v)   None of the SB Entities nor, to the Knowledge of SB, any of its directors, officers, employees, or Representatives acting on its behalf has offered, paid, or agreed to pay any Person, including any Government Authority, directly or indirectly, anything of value for the purpose of, or with the intent of obtaining or retaining any business in violation of applicable Laws, including (A) using any corporate funds for any unlawful contribution, gift, entertainment, or other unlawful expense relating to political activity, (B) making any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (C) violating any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (D) making any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.
(vi)   Each SB Entity has complied in all material respects with all requirements of Law under the Bank Secrecy Act and the USA Patriot Act, and each SB Entity has timely filed all reports of suspicious activity, including those required under 12 C.F.R. §353.3.
(vii)   Each SB Entity’s collection and use of individually identifiable personal information relating to an identifiable or identified natural person (“IIPI”) complies in all material respects with the Fair Credit Reporting Act and the Gramm-Leach-Bliley Act.

4.14   Labor Relations.
(a)   No SB Entity is the subject of any Litigation asserting that it or any other SB Entity has committed an unfair labor practice (within the meaning of the National Labor Relations Act or comparable state Law) or other violation of state or federal labor Law or seeking to compel it or any other SB Entity to bargain with any labor organization or other employee representative as to wages or conditions of employment, nor is any SB Entity a party to any collective bargaining agreement or subject to any bargaining order, injunction, or other Order relating to SB’s relationship or dealings with its employees, any labor organization or any other employee representative. There is no strike, slowdown, lockout, or labor dispute involving any SB Entity pending or, to the Knowledge of SB, threatened, and there have been no such actions or disputes in the past five (5) years. To the Knowledge of SB, there has not been any attempt by any SB Entity employees or any labor organization or other employee representative to organize or certify a collective bargaining unit or to engage in any other union organization activity with respect to the workforce of any SB Entity.
(b)   Except as disclosed in Section 4.14(b) of the SB Disclosure Memorandum, employment of each employee and the engagement of each independent contractor of each SB Entity is terminable at will by the relevant SB Entity without (i) any penalty, liability, or severance obligation incurred by any SB Entity, (ii) and in all cases without prior consent by any Governmental Authority. No SB Entity will owe any amounts to any of its employees or independent contractors as of the Closing Date, other than for wages, bonuses, vacation pay, sick leave, mileage reimbursement obligations, or benefits pursuant to the SB Benefit Plans, incurred and paid in the ordinary course in accordance with past practice and not as a result of the transactions contemplated by this Agreement, except as disclosed in Section 4.14(b) of the SB Disclosure Memorandum.
(c)   All of the employees employed in the United States are either United States citizens or are, to the Knowledge of SB, legally entitled to work in the United States under the Immigration Reform and Control Act of 1986, as amended, other United States immigration Laws and the Laws related to the employment of non-United States citizens applicable in the state in which the employees are employed.
(d)   No SB Entity has effectuated (i) a “plant closing” (as defined in the Worker Adjustment and Retraining Notification Act (the “WARN Act”)) affecting any site of employment or one or more facilities or operating units within any site of employment or facility of any SB Entity; or (ii) a “mass layoff” (as defined in the WARN Act) affecting any site of employment or facility of any SB Entity; and no SB Entity has been affected by any transaction or engaged in layoffs or employment terminations sufficient in number to trigger application of any similar state or local Law. None of any SB Entity’s employees has suffered an “employment loss” (as defined in the WARN Act) since six (6) months prior to the Closing Date.
(e)   Section 4.14(e) of the SB Disclosure Memorandum contains a list of all independent contractors of each SB Entity (separately listed by SB Entity), and each such Person meets the standard for an independent contractor under all Laws (including Treasury Regulations under the Code and federal and state labor and employment Laws), and no such Person is an employee of any SB Entity under any applicable Law.
4.15   Employee Benefit Plans.
(a)   SB has disclosed in Section 4.15(a) of the SB Disclosure Memorandum, and has delivered or made available to Buyer prior to the execution of this Agreement, (i) copies of each Employee Benefit Plan currently adopted, maintained by, sponsored in whole or in part by, or contributed or required to be contributed to by any SB Entity or any ERISA Affiliate thereof for the benefit of employees, former employees, officers, retirees, dependents, spouses, directors, independent contractors, or other beneficiaries or under which employees, former employees, officers, retirees, dependents, spouses, directors, independent contractors, or other beneficiaries are eligible to participate (each, a “SB Benefit Plan,” and collectively, the “SB Benefit Plans”) and (ii) a list of each Employee Benefit Plan that is not identified in (i) above but for which any SB Entity or any ERISA Affiliate thereof has or could have any direct or indirect obligation or Liability. Any of the SB Benefit Plans that is an “employee pension benefit plan,” as that term is defined in ERISA Section 3(2), is referred to herein as a “SB ERISA Plan.” Each SB ERISA Plan that is also a “defined benefit plan” (as defined in Code Section 414(j)) is referred to herein as a “SB Pension Plan,” and is identified as such in Section 4.15(a) of the SB Disclosure Memorandum.

(b)   SB has delivered or made available to Buyer prior to the execution of this Agreement, to the extent applicable, (i) the governing plan documents for all SB Benefit Plans, including all trust agreements or other funding arrangements, and all amendments thereto (or, if such SB Benefit Plan is not written, an accurate description of the material terms thereof), (ii) the most recent determination letters, opinion or advisory letters for each SB Benefit Plan intended to be qualified under Section 401(a) of the Code, and all rulings, information letters or advisory opinions issued by the United States Internal Revenue Service (“IRS”), the United States Department of Labor (“DOL”) or the Pension Benefit Guaranty Corporation (“PBGC”) to any SB Benefit Plan during 2021 or any of the preceding three (3) calendar years, (iii) any filing or documentation (whether or not filed with the IRS) where corrective action was taken in connection with the IRS EPCRS program set forth in IRS Revenue Procedure 2019-19 (or its predecessor or successor rulings), (iv) annual reports or returns, audited or unaudited financial statements, actuarial reports, and valuations prepared for any Employee Benefit Plan for the current plan year and the three (3) preceding plan years, (v) the most recent summary plan description for each SB Benefit Plan and any material modifications thereto, and (vi) all material correspondence from or to the IRS, DOL, or PBGC regarding any SB Benefit Plan received or sent during 2021 or any of the preceding three (3) calendar years.
(c)   Each SB Benefit Plan is in material compliance with the terms of such SB Benefit Plan and in compliance with all applicable Laws, including the Code and ERISA. Each SB ERISA Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter or opinion from the IRS or, in the alternative, appropriately relies upon a favorable determination letter issued to a prototype plan under which the SB ERISA Plan has been adopted and, to the Knowledge of SB, there are no circumstances likely to result in revocation of any such favorable determination letter. SB has not received any written communication from any Governmental Authority questioning or challenging the compliance of any SB Benefit Plan with applicable Laws. No SB Benefit Plan is currently being audited by any Governmental Authority for compliance with applicable Laws or has been audited with a determination by any Governmental Authority that the SB Benefit Plan failed to comply with applicable Laws.
(d)   There has been no material oral or written representation or communication with respect to any aspect of the Employee Benefit Plans made to employees of any SB Entity which is not in all material respects in accordance with the written or otherwise preexisting terms and provisions of such plans. Neither SB, any SB Entity, nor, to the Knowledge of SB, any administrator or fiduciary of any SB Benefit Plan (or any agent of any of the foregoing) has engaged in any transaction, or acted or failed to act in any manner, which could subject SB, any SB Entity, or Buyer to any direct or indirect Liability (by indemnity or otherwise) for breach of any fiduciary, co-fiduciary, or other duty under ERISA. There are no unresolved claims or disputes under the terms of, or in connection with, SB Benefit Plans other than claims for benefits which are payable in the ordinary course of business consistent with the terms of the applicable plan, and no action, proceeding, prosecution, inquiry, hearing, or investigation has been commenced with respect to any SB Benefit Plan other than routine claims for benefits.
(e)   All SB Benefit Plan documents and annual reports or returns, audited or unaudited financial statements, actuarial valuations, summary annual reports, and summary plan descriptions issued with respect to the SB Benefit Plans are correct and complete in all material respects, to the extent applicable, have been timely filed with the IRS, the DOL, or PBGC, and distributed to participants of the SB Benefit Plans (as required by Law), and there have been no material misstatements or omissions in the information set forth therein.
(f)   To the Knowledge of SB, no “party in interest” (as defined in ERISA Section 3(14)) or “disqualified person” (as defined in Code Section 4975(e)(2)) of any SB Benefit Plan has engaged in any nonexempt “prohibited transaction” (as described in Code Section 4975(c) or ERISA Section 406).
(g)   No SB Entity nor any of its ERISA Affiliates has, or ever has had, any obligation or Liability in connection with, a SB Pension Plan, or any plan that is or was subject to Code Section 412, ERISA Section 302 or Title IV of ERISA, or any multiemployer plan (as defined in Sections 4001(a)(3) or 3(37) of ERISA).
(h)   No material Liability under Title IV of ERISA has been or is expected to be incurred by any SB Entity or any ERISA Affiliate thereof, and no event has occurred that could reasonably result in Liability under Title IV of ERISA being incurred by any SB Entity or any ERISA Affiliate thereof with respect to any ongoing, frozen, terminated, or other single-employer plan of any SB Entity or the single-employer plan of any ERISA Affiliate. Except as may arise in connection with the transactions contemplated by this Agreement, there has been no “reportable event,” within the meaning of ERISA Section 4043, for which the 30-day reporting requirement has not been waived by any ongoing, frozen, terminated or other single employer plan of SB or of an ERISA Affiliate.
(i)   Except as disclosed in Section 4.15(i) of the SB Disclosure Memorandum, or required under Part 6 of ERISA or Code Section 4980B or similar state law, no SB Entity has any material Liability or obligation for retiree or post-termination of employment or services health or life benefits under any of the SB Benefit Plans, or other plan or arrangement, and there are no restrictions on the Rights of such SB Entity to unilaterally amend or terminate any and all such retiree or post-termination of employment or services health or benefit plan without incurring any Liability or obtaining any consent or waiver. No Tax under Code Sections 4980B or 5000 has been incurred with respect to any SB Benefit Plan or other plan or arrangement, and to the Knowledge of SB, no circumstance exists that could give rise to such Taxes.
(j)   Except as disclosed in Section 4.15(j) of the SB Disclosure Memorandum, neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby (whether alone or in connection with any other event) will (i) result in any payment (including severance, unemployment compensation, “excess parachute payment” as defined under Code Section 280G, or otherwise) becoming due from any SB Entity under any SB Benefit Plan or otherwise, (ii) increase any benefits otherwise payable under any SB Benefit Plan, or (iii) result in any acceleration of the time of payment or vesting of any such benefit, or any benefit under any life insurance owned by any SB Entity or the Rights of any SB Entity in, to or under any insurance on the life of any current or former officer, director, or employee of any SB Entity, or change any Rights or obligations of any SB Entity with respect to such insurance.
(k)   Section 4.15(k) of the SB Disclosure Memorandum sets forth preliminary calculations, based on assumptions set forth therein, of the following: (i) the amount of all payments and benefits to which each individual set forth on such SB Disclosure Memorandum is entitled to receive (as determined based on the valuation principles and methodologies described in Section 280G of the Code and the Treasury Regulations promulgated thereunder), pursuant to all employment, salary continuation, bonus, change in control, and all other agreements, plans and arrangements, in connection with a termination of employment before or following, or otherwise in connection with or contingent upon, the transactions contemplated under this Agreement (for the avoidance of doubt, excluding payments or benefits in respect of vested equity awards) (each such total amount in respect of each such individual, the “Change in Control Benefit”), other than the payment any such individual shall otherwise be entitled to receive as a gross-up payment in respect of any excise tax imposed on the individual pursuant to Section 4999 of the Code as calculated pursuant to the applicable agreement (any each such payment, a “Gross-Up Payment”); (ii) the amount of any Gross-Up Payment payable to each such individual; and (iii) the aggregate amount of all Change in Control Benefits and Gross-Up Payments.
(l)   Except as disclosed in Section 4.15(l) of the SB Disclosure Memorandum, no SB Benefit Plan is or has been funded by, associated with, or related to a “voluntary employee’s beneficiary association” within the meaning of Section 501(c)(9) of the Code, a “welfare benefit fund” within the meaning of Section 419 of the Code, a “qualified asset account” within the meaning of Section 419A of the Code or a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA. The actuarial present values of all accrued deferred compensation entitlements (including entitlements under any executive compensation, supplemental retirement, or employment agreement) of employees and former employees of any SB Entity and their respective beneficiaries, other than entitlements accrued pursuant to funded retirement plans, whether or not subject to the provisions of Code Section 412 or ERISA Section 302, have been reflected on the SB Financial Statements in all material respects to the extent required by and in accordance with GAAP.
(m)   Each SB Benefit Plan that is a “nonqualified deferred compensation plan” (within the meaning of Section 409A of the Code) has been operated in compliance with Section 409A of the Code and the guidance issued by the IRS with respect to such plans or is not required to comply therewith due to its grandfathered status under Section 409A of the Code.

(n)   All individuals who render services to any SB Entity and who are authorized to participate in an SB Benefit Plan pursuant to the terms of such SB Benefit Plan are in fact eligible to and authorized to participate in such SB Benefit Plan. All SB Entities have, for purposes of the SB Benefit Plans and all other purposes, correctly classified all individuals performing services for such SB Entity as common law employees, independent contractors, or agents, as applicable.
(o)   Neither SB nor any of its ERISA Affiliates has had an “obligation to contribute” (as defined in ERISA Section 4212) to, or other obligations or Liability in connection with, a “multiemployer plan” (as defined in ERISA Sections 4001(a)(3) or 3(37)(A)) or any employee pension benefit plan within the meaning of ERISA Section 3(2) that is subject to Section 412 of the Code or Section 302 of ERISA or a multiple employer plan within the meaning of Section 413(c) of the Code or ERISA Sections 4063, 4064, or 4066.
(p)   Except as disclosed in Section 4.15(p) of the SB Disclosure Memorandum, there are no payments or changes in terms due to any insured person as a result of this Agreement, the Merger or the transactions contemplated herein, under any bank-owned, corporate-owned split dollar life insurance, other life insurance, or similar arrangement or Contract, and the Surviving Corporation shall, upon and after the Effective Time, succeed to and have all the rights in, to and under such life insurance Contracts as SB presently holds. Each SB Entity will, upon the execution and delivery of this Agreement, and will continue to have until the Effective Time, notwithstanding this Agreement or the consummation of the transaction contemplated hereby, all ownership rights and interest in all corporate or bank-owned life insurance.
(q)   Each SB ERISA Plan that is intended to qualify under Section 401(a) of the Code so qualifies, and its related trust is tax exempt under Section 501(a) of the Code, and, to the Knowledge of SB, no event has occurred and no condition exists that could cause the loss of such qualified or tax exempt status.
(r)   Except as disclosed in Section 4.15(r) of the SB Disclosure Memorandum, with respect to each SB Pension Plan, (i) all contributions required to be made under Sections 412 and 430 of the Code with respect to such SB Pension Plan have been made timely, (ii) there has been no application for any waiver of the minimum funding standards imposed by Section 412 of the Code, and such minimum funding standards have been met to date, and (iii) there is not any “amount of unfunded benefit liabilities” as defined in Section 4001(a)(18) of ERISA under such SB Pension Plan.
(s)   Each SB Benefit Plan may be amended or terminated by SB without the consent of any Person.
(t)   Except as disclosed in Section 4.15(t) of the SB Disclosure Memorandum, no SB Benefit Plan that is described in ERISA Section 3(2) is involved or connected with any fund or other investment that has or involves any early termination, market value adjustment or other similar fee, payment requirement, or other charge.
4.16   Material Contracts.
(a)   Except as disclosed in Section 4.16(a) of the SB Disclosure Memorandum or otherwise reflected in the SB Exchange Act Reports or the SB Financial Statements, as of the date of this Agreement, none of the SB Entities, nor any of their respective Assets, businesses, or operations, is a party to, or is bound or affected by, or receives benefits under, (i) any employment, bonus, severance, termination, consulting, or retirement Contract, (ii) any Contract relating to the borrowing of money by any SB Entity, or the guarantee by any SB Entity of any such obligation (other than Contracts evidencing the creation of deposit liabilities, endorsements or guarantees in connection with presentation of items for collection (e.g., personal or business checks), purchases of federal funds, advances from the Federal Reserve or Federal Home Loan Bank, entry into repurchase agreements fully secured by U.S. government securities or U.S. government agency securities, advances of depository institution Subsidiaries incurred in the ordinary course of SB’s business, and trade payables and Contracts relating to borrowings or guarantees made in the ordinary course of SB’s business), (iii) any Contract which prohibits or restricts any SB Entity or any personnel of an SB Entity from engaging in any business activities in any geographic area, line of business, or otherwise in competition with any other Person, (iv) any Contract involving Intellectual Property (other than Contracts entered into in the ordinary course with customers or “shrink-wrap” software licenses), (v) any Contract relating to the provision of data processing, network communication, or other technical services to or by any SB Entity, (vi) any Contract relating to the purchase or sale of any goods or services (other than Contracts entered into in the ordinary course of business and involving payments under any individual Contract or series of contracts not in excess of $100,000 per annum), (vii) any exchange-traded or over-the-counter swap, forward, future, option, cap, floor, or collar financial Contract, or any other interest rate or foreign currency protection Contract or any Contract that is a combination thereof not included on its balance sheet, and (viii) any other Contract that would be required to be filed as an exhibit to a Form 10K filed by SB as of the date of this Agreement pursuant to the reporting requirements of the Exchange Act (the “SB Contracts”).
(b)   With respect to each SB Contract and except as disclosed in Section 4.16(b) of the SB Disclosure Memorandum: (i) the Contract is in full force and effect; (ii) no SB Entity is in material Default thereunder; (iii) no SB Entity has repudiated or waived any material provision of any such Contract; (iv) no other party to any such Contract is in Default in any respect or has repudiated or waived each material provision thereunder; and (v) no Consent which has not been or will not be obtained is required by a Contract for the execution, delivery, or performance of this Agreement, the consummation of the Merger or the other transactions contemplated hereby. Section 4.16(b) of the SB Disclosure Memorandum lists every Consent required by any Contract involving an amount in excess of $100,000. All of the indebtedness of any SB Entity for money borrowed (other than deposit liabilities, purchases of federal funds, advances from the Federal Reserve or Federal Home Loan Bank, repurchase agreements fully secured by U.S. government securities or U.S. government agency securities, advances of depository institution Subsidiaries incurred in the ordinary course of SB’s business, and trade payables and Contracts relating to borrowings or guarantees made in the ordinary course of SB’s business) is prepayable at any time by such SB Entity without penalty, premium or charge, except as specified in Section 4.16(b) of the SB Disclosure Memorandum.
4.17   Privacy of Customer Information.
(a)   For the purposes contemplated by this Agreement, each SB Entity has valid rights to use and transfer to Buyer or Buyer Bank all IIPI relating to customers, former customers, and prospective customers that will be transferred to Buyer or Buyer Bank pursuant to this Agreement.
(b)   Each SB Entity’s collection and use of such IIPI complies in all material respects with SB’s Gramm-Leach-Bliley privacy notice, the Gramm-Leach-Bliley Act, and the Fair Credit Reporting Act, and the transfer of such IIPI to Buyer or Buyer Bank pursuant to this Agreement complies in all material respects with the Gramm-Leach-Bliley Act and the Fair Credit Reporting Act.
4.18   Legal Proceedings.
Except as disclosed in Section 4.18 of the SB Disclosure Memorandum, there is no Litigation instituted or pending, or, to the Knowledge of SB, threatened (or unasserted but considered probable of assertion) against any SB Entity, against any director, officer, employee, or agent of any SB Entity in their capacities as such or with respect to any service to or on behalf of any Employee Benefit Plan or any other Person at the request of the SB Entity or Employee Benefit Plan of any SB Entity, or against any Asset, interest, or right of any of them, nor are there any Orders or judgments outstanding against any SB Entity. No claim for indemnity has been made or, to the Knowledge of SB, threatened by any director, officer, employee, independent contractor, or agent to any SB Entity and, to the Knowledge of SB, no basis for any such claim exists.
4.19   Reports.
Except for immaterial late filings or as otherwise disclosed in Section 4.19 of the SB Disclosure Memorandum, since January 1, 2018, each SB Entity has timely filed all reports and statements, together with any amendments required to be made with respect thereto, that it was required to file with Governmental Authorities. As of their respective dates, each of such reports and documents, including the financial statements, exhibits, and schedules thereto, complied in all material respects with all applicable Laws. As of their respective dates, such reports and documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.
4.20   Internal Control.
SB’s internal control over financial reporting is effective to provide reasonable assurance regarding the reliability of SB’s financial reporting and the preparation of SB financial statements for external purposes in accordance with GAAP. SB’s internal control over financial reporting is effective to provide reasonable assurance (i) regarding the maintenance of records, that in reasonable detail, accurately and fairly reflect the transactions and disposition of the SB’s consolidated Assets; (ii) that transactions are recorded as necessary to permit the preparation of SB’s financial statements in accordance with GAAP and that receipts and expenditures are being made only in accordance with the authorizations of SB’s management and directors; and (iii) regarding prevention or timely detection of unauthorized acquisition, use or disposition of SB’s consolidated Assets that could have a material impact on SB’s financial statements.
4.21   Loans to, and Transactions with, Executive Officers and Directors.
SB is in compliance with Section 13(k) of the Exchange Act and Federal Reserve Regulation O in all material respects. Section 4.21 of the SB Disclosure Memorandum sets forth a list of all Loans as of the date hereof by SB and its Subsidiaries to any directors, executive officers, and principal shareholders (as such terms are defined in Regulation O of the Federal Reserve (12 C.F.R. Part 215)) of SB or any of its Subsidiaries. There are no employee, officer, director, or other affiliate Loans on which the borrower is paying a rate other than that reflected in the note or other relevant credit or security agreement or on which the borrower is paying a rate which was below market rate for similar loans to similarly situated borrowers at the time the Loan was originated. All such Loans are and were originated in compliance in all material respects with all applicable laws. Except as disclosed in Section 4.21 of the SB Disclosure Memorandum, no director or executive officer of SB or Bank, or any “associate” (as such term is defined in Rule 14a1 under the Exchange Act) or related interest of any such Person, has any interest in any contract or property (real or personal, tangible or intangible), used in, or pertaining to, the business of SB or Bank.
4.22   Approvals.
No SB Entity nor, to the Knowledge of SB, any Affiliate thereof, has taken or agreed to take any action or has any Knowledge of any fact or circumstance that is reasonably likely to materially impede or delay receipt of any required Consents or result in the imposition of a condition or restriction of the type referred to in the last sentence of Section 8.1(b). No SB Entity is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil penalty by, or is a recipient of any supervisory letter from, or has adopted any board resolutions at the request or suggestion of any Regulatory Authority or other Governmental Authority that restricts the conduct of its business or that relates to its capital adequacy, its ability to pay dividends, its credit or risk management policies, its management or its business (any such agreement, memorandum of understanding, letter, undertaking, order, directive or resolutions, whether or not set forth in the SB Disclosure Memorandum, a “SB Regulatory Agreement”), nor are there any pending or, to the Knowledge of SB, threatened regulatory investigations or other actions by any Regulatory Authority or other Governmental Authority that could reasonably be expected to lead to the issuance of any such SB Regulatory Agreement.
4.23   Takeover Laws and Provisions.
Each SB Entity has taken all necessary action, if any, to exempt the transactions contemplated by this Agreement from, or if necessary to challenge the validity or applicability of, any applicable “moratorium,” “fair price,” “business combination,” “control share,” or other anti-takeover Laws, (collectively, “Takeover Laws”).
4.24   Brokers and Finders; Opinion of Financial Advisor.
Except for the SB Financial Advisor, neither SB nor its Subsidiaries, or any of their respective officers, directors, employees, or Representatives, has employed any broker, finder, or investment banker or incurred any Liability for any financial advisory fees, investment bankers fees, brokerage fees, commissions, or finder’s or other such fees in connection with this Agreement or the transactions contemplated hereby. Section 4.24 of the SB Disclosure Memorandum lists the fees and expenses that that are currently owed to the SB Financial Advisor and that will be owed to SB Financial Advisor as a result of transactions contemplated by this Agreement and includes a copy of the SB Financial Advisor’s engagement letter. SB’s board of directors has received the opinion (which, if initially rendered verbally, has been or will be confirmed by a written opinion, dated the same date) of the SB Financial Advisor to the effect that, as of the date of such opinion, and based upon and subject to the factors, assumptions and limitations set forth therein, the Merger Consideration to be received by the holders of SB Common Stock is fair, from a financial point of view, to such holders, a signed copy of which has been or will be delivered to Buyer solely for informational purposes.
4.25   Board of Directors Recommendation.
SB’s board of directors, at a meeting duly called and held, has by unanimous vote of the directors present (i) adopted this Agreement and approved the transactions contemplated hereby, including the Merger and the transactions contemplated hereby and thereby, and has determined that, taken together, they are fair to and in the best interests of SB’s shareholders, and (ii) resolved, subject to the terms of this Agreement, to recommend that the holders of the shares of SB Common Stock approve this Agreement, the Merger, and the related transactions and to call and hold a meeting of SB’s shareholders at which this Agreement, the Merger, and the related transactions shall be submitted to the holders of the shares of SB Common Stock for approval.
4.26   Statements True and Correct.
(a)   No representation or warranty by SB in this Agreement and no statement contained in the SB Disclosure Memorandum or any certificate, instrument, or other writing furnished or to be furnished by any SB Entity or any Affiliate thereof to Buyer pursuant to this Agreement or any other document, agreement, or instrument referred to herein contains or will contain any untrue statement of material fact or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(b)   None of the information supplied or to be supplied by any SB Entity or any Affiliate thereof for inclusion in the Registration Statement to be filed by Buyer with the SEC will, when the Registration Statement becomes effective, be false or misleading with respect to any material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the information supplied or to be supplied by any SB Entity or any Affiliate thereof for inclusion in any Joint Proxy Statement/Prospectus to be delivered to SB’s shareholders in connection with SB’s Shareholders’ Meetings, and any other documents to be filed by any SB Entity or any Affiliate thereof with the SEC or any other Regulatory Authority in connection with the transactions contemplated hereby, will, at the respective time such documents are filed, and with respect to the Proxy Statement/Prospectus, when first mailed or delivered to the shareholders of SB be false or misleading with respect to any material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or, in the case of the Joint Proxy Statement/Prospectus or any amendment thereof or supplement thereto, at the time of SB’s Shareholders’ Meeting be false or misleading with respect to any material fact, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of any proxy for SB’s Shareholders’ Meeting.
(c)   All documents that any SB Entity or any Affiliate thereof is responsible for filing with any Governmental Authority in connection with the transactions contemplated hereby will comply as to form in all material respects with the provisions of applicable Law.
4.27   Delivery of SB Disclosure Memorandum.
SB has delivered to Buyer a complete SB Disclosure Memorandum herewith.
4.28   No Additional Representations.
Except for the representations and warranties specifically set forth in Article 4 of this Agreement, neither SB nor any of its Affiliates or Representatives, nor any other Person, makes or shall be deemed to make any representation or warranty to Buyer, express or implied, at law or in equity, with respect to the transactions contemplated hereby, and SB hereby disclaims any such representation or warranty by SB or any of its officers, directors, employees, agents, or representatives, or any other Person .

ARTICLE 5
REPRESENTATIONS AND WARRANTIES OF BUYER
Buyer represents and warrants to SB, except as set forth on the Buyer Disclosure Memorandum, as follows:
5.1   Organization, Standing, and Power.
Buyer is a corporation duly organized, validly existing, and in good standing under the Laws of the State of North Carolina and is a bank holding company within the meaning of the BHCA. Buyer Bank is a banking corporation duly organized, validly existing and in good standing under the Laws of the State of North Carolina. Each of Buyer and Buyer Bank has the corporate power and authority to carry on its business as now conducted and to own, lease, and operate its Assets. Each of Buyer and Buyer Bank is duly qualified or licensed to transact business as a foreign corporation in good standing in the states of the United States and foreign jurisdictions where the character of its Assets or the nature or conduct of its business requires it to be so qualified or licensed, except for such jurisdictions in which the failure to be so qualified or licensed is not reasonably likely to have, individually or in the aggregate, a Buyer Material Adverse Effect. Buyer Bank is an “insured institution” as defined in the Federal Deposit Insurance Act and applicable regulations thereunder, and the deposits held by Buyer Bank are insured, up to the applicable limits, by the FDIC’s Deposit Insurance Fund.
5.2   Authority of Buyer; No Breach By Agreement.
(a)   Buyer has the corporate power and authority necessary (i) to execute, deliver, and, other than with respect to the Merger, perform this Agreement, and (ii) with respect to the Merger, upon the approval of the Merger, including any approvals referred to in Sections 8.1(b) and 8.1(c) and by Buyer’s shareholders in accordance with this Agreement and the NCBCA, to perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated herein, including the Merger, have been duly and validly authorized by all necessary corporate action in respect thereof on the part of Buyer, (including approval by at least a majority of the members of Buyer’s board of directors unaffiliated with any other party to the proposed transaction), subject to the approval of this Agreement by the holders of a majority of the outstanding shares of Buyer Common Stock entitled to vote thereon, which is the only Buyer shareholder vote required for approval of this Agreement and consummation of the Merger (the “Requisite Buyer Shareholder Approval”). Subject to any approvals referred to in Sections 8.1(b) and 8.1(c) and receipt of such Requisite Buyer Shareholder Approval, this Agreement represents a legal, valid, and binding obligation of Buyer, enforceable against Buyer in accordance with its terms (except in all cases as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar Laws affecting the enforcement of creditors’ rights generally and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought).
(b)   Neither the execution and delivery of this Agreement by Buyer, nor the consummation by Buyer and Buyer Bank of the transactions contemplated hereby, nor compliance by Buyer and Buyer Bank with any of the provisions hereof, will (i) conflict with or result in a breach of any provision of Buyer’s articles of incorporation or bylaws or the articles of incorporation or bylaws of any Buyer Subsidiary or any resolution adopted by the board of directors or the shareholders of any Buyer Entity, or (ii) constitute or result in a Default under, or require any Consent pursuant to, or result in the creation of any Lien on any material Asset of any Buyer Entity under, any material Contract or any material Permit of any Buyer Entity, or (iii) and subject to receipt of the requisite Consents referred to in Section 8.1(c), constitute or result in a Default under, or require any Consent pursuant to, any Law or Order applicable to any Buyer Entity or any of their respective material Assets (including any Buyer Entity or any Buyer Entity becoming subject to or liable for the payment of any Tax on any Assets owned by any Buyer Entity or any Buyer Entity being reassessed or revalued by any Regulatory Authority).
(c)   Except for (i) the filing of applications and notices with, and approval of such applications and notices from the Federal Reserve and the North Carolina Commissioner of Banks, (ii) the filing of any other required applications, filings, or notices with any other federal or state banking, insurance, or other regulatory or self-regulatory authorities, or any courts, administrative agencies or commissions or other Governmental Authorities and approval of or non-objection to such applications, filings, and notices, (iii) the filing with the SEC of the Registration Statement in which the Joint Proxy Statement/Prospectus will be included, and declaration of effectiveness of the Registration Statement, (iv) the filing of the Articles of Merger with the Secretary of State of North Carolina, (v) any consents, authorizations, approvals, filings, or exemptions in connection with compliance with the applicable provisions of federal and state securities laws relating to the Merger, regulation of broker-dealers, investment advisers, or transfer agents, and federal commodities laws relating to the regulation of futures commission merchants and the rules and regulations thereunder and of any applicable industry self-regulatory organization, and the rules and regulations of The Nasdaq Stock Market, (vi) any filings or notices that are required under consumer finance, mortgage banking and other similar laws, and (vii) notices or filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, if any, no consents or approvals of or filings or registrations with any Governmental Authority are necessary in connection with the consummation by Buyer and Buyer Bank of the Merger and the other transactions contemplated by this Agreement. No consents or approvals of or filings or registrations with any Governmental Authority are necessary in connection with the execution and delivery by Buyer of this Agreement.
5.3   Capital Stock.
The authorized capital stock of Buyer consists of 40,000,000 shares of Buyer Common Stock, of which 28,489,477 shares are issued and outstanding as of the date of this Agreement, and 5,000,000 shares of Buyer preferred stock, of which no shares are issued and outstanding as of the date of this Agreement. All of the issued and outstanding shares of capital stock of Buyer are duly and validly issued and outstanding and are fully paid and nonassessable. Buyer Common Stock is listed for trading and quotation on the Nasdaq Global Select Market. None of the outstanding shares of capital stock of Buyer has been issued in violation of any preemptive rights of the current or past shareholders of Buyer. The shares of Buyer Common Stock to be issued in the Merger will be (i) duly authorized, validly issued, fully paid, and nonassesable; (ii) registered under the Securities Act; and (iii) listed for trading and quotation on the Nasdaq Global Select Market.
5.4   Exchange Act Filings; Financial Statements.
(a)   Buyer has timely filed all Exchange Act Documents required to be filed by Buyer since January 1, 2018 (together with all such Exchange Act Documents filed, whether or not required to be filed, the “Buyer Exchange Act Reports”). The Buyer Exchange Act Reports (i) at the time filed (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such amended or subsequent filing or, in the case of registration statements, at the effective date thereof), complied in all material respects with the applicable requirements of the Securities Laws and other applicable Laws and (ii) did not, at the time they were filed (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such amended or subsequent filing or, in the case of registration statements, at the effective date thereof) contain any untrue statement of a material fact or omit to state a material fact required to be stated in such Buyer Exchange Act Reports or necessary in order to make the statements in such Buyer Exchange Act Reports, in light of the circumstances under which they were made, not misleading. No Buyer Subsidiary is required to file any Exchange Act Documents.
(b)   Each of the Buyer Financial Statements (including, in each case, any related notes) contained in the Buyer Exchange Act Reports, including any Buyer Exchange Act Reports filed after the date of this Agreement until the Effective Time, complied, or will comply, as to form in all material respects with the applicable published rules and regulations of the Exchange Act with respect thereto, was, or will be prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited interim statements, as permitted by Form 10Q of the Exchange Act), and fairly presented or will fairly present in all material respects the consolidated financial position of Buyer and its Subsidiaries as of the respective dates and the consolidated results of operations and cash flows for the periods indicated, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount or effect.

(c)   Buyer’s independent public accountants, which have expressed their opinion with respect to the Financial Statements of Buyer included in Buyer’s Exchange Act Reports (including the related notes), are and have been throughout the periods covered by such Financial Statements (i) a registered public accounting firm (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act) (to the extent applicable during such period), (ii) “independent” with respect to Buyer within the meaning of Regulation S-X, and (iii) with respect to Buyer, in compliance with subsections (g) through (l) of Section 10A of the Exchange Act and related Securities Laws.
(d)   Buyer maintains disclosure controls and procedures required by Rule 13a-15 or 15d-15 under the Exchange Act; such controls and procedures are effective to ensure that all material information concerning Buyer is made known on a timely basis to the individuals responsible for the preparation of Buyer’s Exchange Act Documents.
5.5   Absence of Undisclosed Liabilities.
Neither Buyer nor any of its Subsidiaries has incurred any liability or obligation of any nature whatsoever (whether absolute, accrued, contingent, determined, determinable, or otherwise and whether due or to become due), except for (i) those liabilities that are reflected or reserved against on the consolidated balance sheet of Buyer included in its Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021 (including any notes thereto), (ii) liabilities incurred in the ordinary course of business consistent in nature and amount with past practice since March 31, 2021, or (iii) liabilities incurred in connection with this Agreement and the transactions contemplated hereby. Neither Buyer nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract or arrangement (including any Contract or arrangement relating to any transaction or relationship between or among Buyer and any of its Subsidiaries, on the one hand, and any unconsolidated Affiliate, including any structured finance, special purpose or limited purpose entity or Person, on the other hand, or any “off-balance sheet arrangement”), where the result, purpose or intended effect of such Contract or arrangement is to avoid disclosure of any material transaction involving, or material liabilities of, Buyer or any of its Subsidiaries in Buyers’ or such Subsidiary’s financial statements.
5.6   Absence of Certain Changes or Events.
Since December 31, 2020, except as otherwise disclosed in Section 5.6 of the Buyer Disclosure Memorandum, (i) there have been no events, changes, or occurrences which have had, or are reasonably likely to have, individually or in the aggregate, a Buyer Material Adverse Effect, (ii) none of the Buyer Entities has taken any action, or failed to take any action, prior to the date of this Agreement, which action or failure, if taken after the date of this Agreement, would represent or result in a material breach or violation of any covenants and agreements of Buyer provided in this Agreement, and (iii) since December 31, 2020, the Buyer Entities have conducted their respective businesses in the ordinary course of business consistent with past practice.
5.7   Tax Matters.
As of the date of this Agreement, it is the present intention, and as of the day of the Effective Time, it will be the present intention, of Buyer to continue, either through Buyer or through a member of Buyer’s “qualified group” within the meaning of Treasury Regulation Section 1.368-1(d)(4)(ii) (the “Qualified Group”), at least one significant historic business line of SB, or to use at least a significant portion of SB’s historic business assets in a business, in each case within the meaning of Treasury Regulation Section 1.368-1(d). As of the date of this Agreement and as of the Effective Time, neither Buyer nor any “related person” (as defined in Treasury Regulations Section 1.368-1(e)(4)) to Buyer has or will have any plan or intention to redeem or reacquire, either directly or indirectly, any of the Buyer Common Stock issued to the holders of SB Common Stock in connection with the Merger. As of the date of this Agreement and as of the Effective Time, Buyer does not have and will not have any plan or intention to sell or otherwise dispose of any of the assets of SB acquired in the Merger, except for dispositions made in the ordinary course of business or transfers described in Section 368(a)(2)(C) of the Code or described and permitted in Treasury Regulation Section 1.368-2(k).

5.8   Compliance with Laws.
(a)   Buyer is a bank holding company duly registered and in good standing as such with the Federal Reserve. Buyer Bank is a state chartered bank in good standing with the North Carolina Commissioner of Banks.
(b)   Compliance with Permits, Laws and Orders.
(i)   Each of the Buyer Entities has in effect all Permits and has made all filings, applications, and registrations with Governmental Authorities that are required for it to own, lease, or operate its assets and to carry on its business as now conducted, and to the Knowledge of Buyer, there has occurred no Default under any such Permit applicable to their respective businesses or employees conducting their respective businesses.
(ii)   To the Knowledge of Buyer, none of the Buyer Entities is in material Default under any Laws or Orders applicable to its business or employees conducting its business.
(iii)   None of the Buyer Entities has received any notification or communication from any Governmental Authority (A) asserting that Buyer or any of its Subsidiaries is in Default under any of the Permits, Laws, or Orders which such Governmental Authority enforces, (B) threatening to revoke any Permits, or (C) requiring or requesting Buyer or any of its Subsidiaries (x) to enter into or consent to the issuance of a cease and desist Order, formal agreement, directive, commitment, or memorandum of understanding, or (y) to adopt any resolution of its board of directors or similar undertaking.
(iv)   There (A) is no material unresolved violation, criticism, or exception by any Governmental Authority with respect to any report or statement relating to any examinations or inspections of Buyer or any of its Subsidiaries, (B) are no notices or correspondence received by Buyer with respect to pending formal or informal inquiries by, or disagreements with, any Governmental Authority with respect to Buyer’s or any of Buyer’s Subsidiaries’ business, operations, policies, or procedures, and (C) is not any pending or threatened, nor has any Governmental Authority indicated an intention to conduct any, investigation, or review of it or any of its Subsidiaries.
(v)   None of the Buyer Entities nor, to the Knowledge of Buyer, any of its directors, officers, employees, or Representatives acting on its behalf has offered, paid, or agreed to pay any Person, including any Government Authority, directly or indirectly, anything of value for the purpose of, or with the intent of obtaining or retaining any business in violation of applicable Laws, including (A) using any corporate funds for any unlawful contribution, gift, entertainment, or other unlawful expense relating to political activity, (B) making any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (C) violating any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (D) making any bribe, rebate, payoff, influence payment, kickback, or other unlawful payment.
(vi)   Each Buyer Entity has complied in all material respects with all requirements of Law under the Bank Secrecy Act and the USA Patriot Act, and each Buyer Entity has timely filed all reports of suspicious activity, including those required under 12 C.F.R. § 353.3.
(vii)   Each Buyer Entity’s collection and use of IIPI complies in all material respects with the Fair Credit Reporting Act and the Gramm-Leach-Bliley Act.
5.9   Legal Proceedings.
Except as disclosed on Section 5.9 of the Buyer Disclosure Memorandum, there is no Litigation instituted or pending, or, to the Knowledge of Buyer, threatened (or unasserted but considered probable of assertion) against any Buyer Entity, against any director, officer, employee, or agent of any Buyer Entity in their capacities as such or with respect to any service to or on behalf of any Employee Benefit Plan or any other Person at the request of the Buyer Entity or Employee Benefit Plan of any Buyer Entity, or against any Asset, interest, or right of any of them, nor are there any Orders or judgments outstanding against any Buyer Entity, other than ordinary routine litigation incidental to Buyer’s business. No claim for indemnity has been made or, to the Knowledge of Buyer, threatened by any director, officer, employee, independent contractor, or agent to any Buyer Entity and, to the Knowledge of Buyer, no basis for any such claim exists.
5.10   Reports.
Since January 1, 2018, Buyer has timely filed all reports and statements, together with any amendments required to be made with respect thereto, that it was required to file with Governmental Authorities. As of their respective dates, each of such reports and documents, including the financial statements, exhibits, and schedules thereto, complied in all material respects with all applicable Laws. As of their respective date, each report, statement, and document did not, in all material respects, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.
5.11   Internal Control.
Buyer’s internal control over financial reporting is effective to provide reasonable assurance regarding the reliability of Buyer’s financial reporting and the preparation of Buyer financial statements for external purposes in accordance with GAAP. Buyer’s internal control over financial reporting is effective to provide reasonable assurance (i) regarding the maintenance of records, that in reasonable detail, accurately and fairly reflect the transactions and disposition of Buyer’s consolidated Assets; (ii) that transactions are recorded as necessary to permit the preparation of Buyer’s financial statements in accordance with GAAP and that receipts and expenditures are being made only in accordance with the authorizations of Buyer’s management and directors; and (iii) regarding prevention or timely detection of unauthorized acquisition, use or disposition of Buyer’s consolidated Assets that could have a material impact on Buyer’s consolidated financial statements.
5.12   Approvals.
No Buyer Entity is subject to any cease-and-desist or other order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any order or directive by, or has been ordered to pay any civil penalty by, or is a recipient of any supervisory letter from, or has adopted any board resolutions at the request or suggestion of any Regulatory Authority or other Governmental Authority that restricts the conduct of its business or that relates to its capital adequacy, its ability to pay dividends, its credit or risk management policies, its management or its business (any such agreement, memorandum of understanding, letter, undertaking, order, directive or resolutions, a “Buyer Regulatory Agreement”), nor are there any pending or, to the Knowledge of Buyer, threatened regulatory investigations or other actions by any Regulatory Authority or other Governmental Authority that could reasonably be expected to lead to the issuance of any such Buyer Regulatory Agreement.
5.13   Brokers and Finders; Opinion of Financial Advisor.
Except for the Buyer Financial Advisor, neither Buyer nor its Subsidiaries, nor any of their respective officers, directors, employees, or Representatives, has employed any broker or finder, or incurred any Liability for any financial advisory fees, investment bankers’ fees, brokerage fees, commissions, or finder’s fees in connection with this Agreement or the transactions contemplated hereby.
Prior to the execution of this Agreement, the board of directors of Buyer received the opinion of the Buyer Financial Advisor (which, if initially rendered verbally has been or will be confirmed by a written opinion, dated the same date) to the effect that as of the date thereof and based upon and subject to the terms, condition and qualifications set forth therein, the Merger Consideration in the Merger is fair, from a financial point of view, to Buyer. As of the date of this Agreement, such opinion has not been amended or rescinded.
5.14   Certain Actions.
Neither Buyer nor any Affiliate thereof has taken or agreed to take any action or has any Knowledge of any factor circumstance that is reasonably likely to materially impede or delay receipt of any required Consents or result in the imposition of a condition or restriction of the type referred to in the last sentence of Section 8.1(b).

5.15   Available Consideration.
Buyer has available to it, or as of the Effective Time will have available to it, sufficient shares of authorized and unissued Buyer Common Stock necessary for the issuance and payment of the Merger Consideration and has funds available to it and to satisfy its payment obligations under this Agreement.
5.16   Board of Directors Recommendation.
Buyer’s board of directors, at a meeting duly called and held, has by unanimous vote of the directors present (i) adopted this Agreement and approved the transactions contemplated hereby, including the Merger and the transactions contemplated hereby and thereby, and has determined that, taken together, they are fair to and in the best interests of Buyer’s shareholders, and (ii) resolved, subject to the terms of this Agreement, to recommend that the holders of the shares of Buyer Common Stock approve this Agreement, the Merger, and the related transactions and to call and hold a meeting of Buyer’s shareholders at which this Agreement, the Merger, and the related transactions shall be submitted to the holders of the shares of Buyer Common Stock for approval.
5.17   Statements True and Correct.
(a)   No statement, certificate, instrument, or other writing furnished or to be furnished by Buyer or any Affiliate thereof to SB pursuant to this Agreement or any other document, agreement, or instrument referred to herein contains or will contain any untrue statement of material fact or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(b)   None of the information supplied or to be supplied by Buyer or any Affiliate thereof for inclusion in the Registration Statement to be filed by Buyer with the SEC will, when the Registration Statement becomes effective, be false or misleading with respect to any material fact, or omit to state any material fact necessary to make the statements therein not misleading. None of the information supplied by Buyer or any Affiliate thereof for inclusion in the Joint Proxy Statement/Prospectus to be delivered to SB’s shareholders in connection with SB’s Shareholders’ Meeting, and any other documents to be filed by Buyer or any Affiliate thereof with the SEC or any other Regulatory Authority in connection with the transactions contemplated hereby, will, at the respective time such documents are filed, and with respect to the Joint Proxy Statement/Prospectus, when first mailed or delivered to the shareholders of SB be false or misleading with respect to any material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or, in the case of the Joint Proxy Statement/Prospectus or any amendment thereof or supplement thereto, at the time of SB’s Shareholders’ Meeting be false or misleading with respect to any material fact, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of any proxy for SB’s Shareholders’ Meeting.
(c)   All documents that Buyer or any Affiliate thereof is responsible for filing with any Governmental Authority in connection with the transactions contemplated hereby will comply as to form in all material respects with the provisions of applicable Law.
5.18   Delivery of Buyer Disclosure Memorandum.
Buyer has delivered to SB a complete Buyer Disclosure Memorandum herewith.
5.19   No Additional Representations.
Except for the representations and warranties specifically set forth in Article 5 of this Agreement, neither Buyer nor any of its Affiliates or Representatives, nor any other Person, makes or shall be deemed to make any representation or warranty to SB, express or implied, at law or in equity, with respect to the transactions contemplated hereby, and Buyer hereby disclaims any such representation or warranty by Buyer or any of its officers, directors, employees, agents, or representatives, or any other Person.

ARTICLE 6
CONDUCT OF BUSINESS PENDING CONSUMMATION
6.1   Affirmative Covenants of SB and Buyer.
(a)   From the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement, unless the prior written Consent of Buyer shall have been obtained (which Consent shall not be unreasonably withheld, delayed, or conditioned), and except as otherwise expressly contemplated herein, SB shall, and shall cause each of its Subsidiaries to, (i) operate its business only in the usual, regular, and ordinary course, (ii) use commercially reasonable efforts to preserve intact its business organization and Assets and maintain its Rights and franchises, (iii) use commercially reasonable efforts to cause its representations and warranties to be correct at all times, (iv) consult with Buyer prior to entering into or making any loans or other transactions with a value equal to or exceeding $2.50 million other than residential mortgage loans for which SB has a commitment to buy from a reputable investor, and loans for which commitments have been made as of the date of this Agreement, (v) consult with Buyer prior to entering into or making any loans that exceed regulatory loan to value guidelines, and (vi) take no action which would be reasonably likely to (A) adversely affect the ability of any Party to obtain any Consents required for the transactions contemplated hereby without imposition of a condition or restriction of the type referred to in the last sentences of Sections 8.1(b) or 8.1(c), or (B) materially adversely affect the ability of any Party to perform its covenants and agreements under this Agreement.
(b)   From the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement, unless the prior written Consent of SB shall have been obtained (which Consent shall not be unreasonably withheld, delayed, or conditioned), and except as otherwise expressly contemplated herein, Buyer shall, and shall cause each of its Subsidiaries to, (i) operate its business only in the usual, regular, and ordinary course, (ii) use commercially reasonable efforts to preserve intact its business organization and Assets and maintain its rights and franchises, (iii) use commercially reasonable efforts to cause its representations and warranties to be correct at all times, and (iv) take no action which would reasonably be likely to (A) adversely affect the ability of any Party to obtain any Consents required for the transactions contemplated hereby without imposition of a condition or restriction of the type referred to in the last sentences of Sections 8.1(b) or 8.1(c), or (B) materially adversely affect the ability of any Party to perform its covenants and agreements under this Agreement.
(c)   SB and Buyer each shall, and shall cause each of its Subsidiaries to, cooperate with the other Party and provide all necessary corporate approvals, and cooperate in seeking all approvals of any business combinations of SB and its Subsidiaries requested by Buyer, provided, the effective time of such business combinations is on or after the Effective Time of the Merger.
6.2   Negative Covenants of SB.
From the date of this Agreement until the earlier of the Effective Time or the termination of this Agreement, unless the prior written Consent of Buyer shall have been obtained (which Consent shall not be unreasonably withheld, delayed, or conditioned), and except as otherwise contemplated herein, SB covenants and agrees that it will not do or agree or commit to do, or permit any of its Subsidiaries to do or agree or commit to do, any of the following:
(a)   amend the articles of incorporation, bylaws, or other governing instruments of any SB Entity;
(b)   incur any additional debt obligation or other obligation for borrowed money in excess of an aggregate of $750,000 except in the ordinary course of the business of any SB Entity consistent with past practices and that are prepayable without penalty, charge, or other payment (which exception shall include, for SB Entities that are depository institutions, creation of deposit liabilities, purchases of federal funds, advances from the Federal Reserve, and entry into repurchase agreements fully secured by U.S. government securities or U.S. government agency securities; or impose, or suffer the imposition, on any Asset of any SB Entity of any Lien or permit any such Lien to exist (other than in connection with public deposits, repurchase agreements, bankers’ acceptances, “treasury tax and loan” accounts established in the ordinary course of Bank’s business, the satisfaction of legal requirements in the exercise of trust powers, and Liens in effect as of the date hereof that are disclosed in the SB Disclosure Memorandum);

(c)   repurchase, redeem, or otherwise acquire or exchange (other than exchanges in the ordinary course under Employee Benefit Plans, including the net exercise of stock options and any share acquisitions associated with the Bank’s Directors’ Deferral Plan made in compliance with applicable Laws), directly or indirectly, any shares, or any securities convertible into any shares, of the capital stock of any SB Entity, or declare or pay any dividend or make any other distribution in respect of SB’s capital stock;
(d)   except for this Agreement and except pursuant to the valid exercise of SB Options outstanding as of the date of this Agreement, issue, sell, pledge, encumber, authorize the issuance of, enter into any Contract to issue, sell, pledge, encumber, or authorize the issuance of, or otherwise permit to become outstanding, any additional shares of SB Common Stock, any other capital stock of any SB Entity, or any Right with respect to SB Common Stock or any other capital stock of an SB Entity;
(e)   adjust, split, combine, or reclassify any capital stock of any SB Entity or issue or authorize the issuance of any other securities in respect of or in substitution for shares of SB Common Stock or issue any SB Options or SB Restricted Stock, or sell, lease, mortgage, or otherwise dispose of or otherwise (i) any shares of capital stock of any SB Subsidiary or (ii) any Asset other than in the ordinary course of business for reasonable and adequate consideration, except issuances of shares of SB Common Stock pursuant to the exercise of SB Options outstanding on the date of this Agreement;
(f)   except in the ordinary course of business consistent with past practice and not to exceed an aggregate of $7.50 million (but not to exceed $1.25 million with respect to a Person that is not government sponsored entity), purchase any securities or make any material investment, either by purchase of stock or securities, contributions to capital (other than pursuant to binding commitments existing on the date hereof), Asset transfers, or purchase of any Assets, in any Person other than a wholly owned SB Subsidiary, or otherwise acquire direct or indirect control over any Person, other than in connection with foreclosures of loans in the ordinary course of business;
(g)   (i) except as contemplated by this Agreement or disclosed on Section 6.2(g) of the SB Disclosure Memorandum, grant any bonus or increase in compensation or benefits to the employees, officers or directors of any SB Entity, (ii) commit or agree to pay any severance or termination pay, or any stay or other bonus to any SB director, officer or employee, (iii) enter into or amend any severance agreements with officers, employees, directors, independent contractors, or agents of any SB Entity, (iv) change any fees or other compensation or other benefits to directors of any SB Entity, or (v) waive any stock repurchase rights, accelerate, amend, or change the period of exercisability of any Rights or restricted stock, or re-price Rights granted under SB Benefit Plans or authorize cash payments in exchange for any Rights, except as otherwise contemplated by this Agreement; or accelerate or vest or commit or agree to accelerate or vest any SB Options or any amounts, benefits or rights payable by any SB Entity; provided, however, that SB may continue to make annual merit or market salary increases in the ordinary course of business consistent with past practices provided that any increases during the calendar year 2021 shall not exceed three percent (3%) of such employee’s base salary or wage rate in effect as of the date hereof;
(h)   enter into or amend any employment Contract between any SB Entity and any Person (unless such amendment is required by Law) that SB Entity does not have the unconditional right to terminate without Liability (other than Liability for services already rendered), at any time on or after the Effective Time;
(i)   except as disclosed on Section 6.2(i) on the SB Disclosure Memorandum, adopt any new Employee Benefit Plan of any SB Entity or terminate or withdraw from, or make any material change in or to, any existing employee benefit plans, welfare plans, insurance, stock or other plans or SB Benefit Plans of any SB Entity other than any such change that is required by Law or to maintain continuous benefits at current levels or that, in the written opinion of counsel, is necessary or advisable to maintain the tax qualified status of any such plan, or make any distributions from such Employee Benefit Plans, except as required by Law or as contemplated by this Agreement, the terms of such plans or consistent with past practice;
(j)   make any change in any Tax or accounting methods or systems of internal accounting controls, except as may be appropriate and necessary to conform to changes in Tax Laws, regulatory accounting requirements, or GAAP;

(k)   commence any Litigation other than in accordance with past practice, or settle any Litigation involving any Liability of any SB Entity for money damages or restrictions upon the operations of any SB Entity;
(l)   enter into, modify, amend, or terminate any material Contract other than with respect to those involving aggregate payments of less than, or the provision of goods or services with a market value of less than, $50,000 per annum and with a term of 24 months or less or other than Contracts covered by Section 6.2(m);
(m)   except in the ordinary course of business consistent with past practice, make, renegotiate, renew, increase, extend, modify or purchase any loan, lease (credit equivalent), advance, credit enhancement or other extension of credit, or make any commitment in respect of any of the foregoing;
(n)   waive, release, compromise, or assign any material rights or claims, or make any adverse changes in the mix, rates, terms, or maturities of SB’s deposits and other Liabilities, except with respect to (i) any extension of credit for which commitments have already been made or (ii) any extension of credit with an unpaid balance of less than $1,500,000, if secured, or $500,000, if unsecured, and in each case in conformity with existing lending policies and practices;
(o)   except for conforming residential mortgage loans held for sale and Small Business Administration loans, enter into any fixed rate loans with a committed rate term of greater than ten (10) years;
(p)   notwithstanding anything herein to the contrary, enter into, modify, or amend any loan participation agreements;
(q)   except for loans or extensions of credit made on terms generally available to the public, make or increase any loan or other extension of credit, or commit to make or increase any such loan or extension of credit, to any director or executive officer of SB or the Bank, or any entity controlled, directly or indirectly, by any of the foregoing, other than renewals of existing loans or commitments to loan;
(r)   restructure or materially change its investment securities portfolio or its interest rate risk position, through purchases, sales or otherwise, or the manner in which the portfolio is classified or reported;
(s)   make any capital expenditures in excess of an aggregate of $150,000 except other than pursuant to binding commitments existing on the date hereof and other than expenditures necessary to maintain existing assets in good repair or to make payment of necessary Taxes;
(t)   establish or commit to the establishment of any new branch or other office facilities or file any application to relocate or terminate the operation of any banking office;
(u)   knowingly take any action that is intended or expected to result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect at any time prior to the Effective Time, or in any of the conditions to the Merger set forth in Article 8 not being satisfied or in a violation of any provision of this Agreement;
(v)   implement or adopt any material change in its accounting principles, practices or methods, other than as may be required by GAAP or regulatory guidelines;
(w)   knowingly take any action that would prevent or impede the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code;
(x)   agree to take, make any commitment to take, or adopt any resolutions of its board of directors in support of, any of the actions prohibited by this Section 6.2;
(y)   maintain Bank’s allowance for loan losses in a manner inconsistent with GAAP and applicable regulatory guidelines and accounting principles, practices, and methods inconsistent with past practices of the Bank;
(z)   (i) other than in the ordinary course of business consistent with past practice, make any material changes in Bank’s policies and practices with respect to (A) underwriting, pricing, originating, acquiring, selling, or servicing loans, or (B) Bank’s hedging practices and policies, in each case except as required by law or requested by a Regulatory Authority, or (ii) acquire or sell any servicing rights, except the sale of mortgage servicing rights in the ordinary course of business consistent with past practices; or
(aa)   take any action or fail to take any action that at the time of such action or inaction is reasonably likely to prevent or would be reasonably likely to materially interfere with, the consummation of the Merger.
6.3   Negative Covenants of Buyer.
During the period from the date of this Agreement to the Effective Time, except as contemplated by this Agreement, Buyer shall not, and shall not permit any of its Subsidiaries to, do any of the following, without the prior written Consent of SB (which Consent shall not be unreasonably withheld, delayed, or conditioned):
(a)   amend its articles of incorporation or bylaws or similar governing documents of any of its Subsidiaries in a manner that changes any material term or provision of Buyer Common Stock or that otherwise would materially and adversely affect the economic benefits of the Merger to the holders of SB Common Stock or would materially impede Buyer’s ability to consummate the transactions contemplated by this Agreement;
(b)   knowingly take any action that would prevent or impede the Merger from qualifying as a “reorganization” within the meaning of Section 368(a) of the Code;
(c)   set any record or payment dates for the payment of any dividends or distributions on its capital stock or other equity interest, or make, declare or pay any dividend or distribution (except for (A) dividends paid in the ordinary course of business by any direct or indirect wholly-owned Buyer Subsidiary to Buyer or any other direct or indirect wholly-owned Buyer Subsidiary, or (B) a quarterly cash dividend on Buyer Common Stock at a rate not substantially greater than the rate paid by it during the fiscal quarter immediately preceding the date hereof and payment dates consistent with past practice);
(d)   take any action or fail to take any action that at the time of such action or inaction is reasonably likely to prevent or would be reasonably likely to materially interfere with, the consummation of the Merger; or
(e)   agree to or make any commitment to, take, or adopt any resolutions of the board of directors of Buyer in support of, any of the actions prohibited by this Section 6.3.
6.4   Control of the Other Party’s Business.
Prior to the Effective Time, nothing contained in this Agreement (including, without limitation, Sections 6.1, 6.2 or 6.3) shall give Buyer, directly or indirectly, the right to control or direct the operations of SB or any SB Entity, and nothing contained in this Agreement shall give SB, directly or indirectly, the right to control or direct the operations of Buyer or any Buyer Entity. Prior to the Effective Time, each Party shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over it and its Subsidiaries’ respective operations.
6.5   Adverse Changes in Condition.
Each Party agrees to give written notice promptly to the other Party upon becoming aware of the occurrence or impending occurrence of any event or circumstance relating to it or any of its Subsidiaries which (i) has had or is reasonably likely to have, individually or in the aggregate, an SB Material Adverse Effect or a Buyer Material Adverse Effect, as applicable, (ii) would cause or constitute a material breach of any of its representations, warranties, or covenants contained herein, or (iii) would be reasonably likely to prevent or materially interfere with the consummation of the Merger, and to use its reasonable efforts to prevent or promptly to remedy the same.
6.6   Reports.
Each of Buyer and its Subsidiaries and SB and its Subsidiaries shall file all reports required to be filed by it with Regulatory Authorities between the date of this Agreement and the Effective Time and shall make available to the other Party copies of all such reports promptly after the same are filed. SB and its Subsidiaries shall also make available to Buyer monthly financial statements and quarterly call reports. The financial statements of Buyer and SB, whether or not contained in any such reports filed under the Exchange Act or with any other Regulatory Authority, will fairly present the consolidated financial position of the entity filing such statements as of the dates indicated and the consolidated results of operations, changes in shareholders’ equity, and cash flows for the periods then ended in accordance with GAAP (subject in the case of interim financial statements to normal recurring year-end adjustments). As of their respective dates, such reports of Buyer and SB filed under the Exchange Act or with any other Regulatory Authority will comply in all material respects with the Securities Laws and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Any financial statements contained in any other reports to another Regulatory Authority shall be prepared in accordance with the Laws applicable to such reports.
6.7   Buyer Entity Use and Disclosure of IIPI.
Buyer acknowledges that IIPI disclosed to Buyer Entities in connection with this Agreement has been and will be disclosed pursuant to 15 U.S.C. § 6802(e)(7) and 12 C.F.R. § 1016.15(a)(6). Buyer Entities may not use or disclose IIPI, nor permit the use or disclosure of IIPI, other than as necessary to consummate and to make effective the Merger and the transactions contemplated hereby as permitted under 15 U.S.C. § 6802(e)(7) and 12 C.F.R. § 1016.15(a)(6).
ARTICLE 7
ADDITIONAL AGREEMENTS
7.1   Shareholder Approvals.
(a)    SB shall submit to its shareholders this Agreement and any other matters required to be approved by its shareholders in order to carry out the intentions of this Agreement. In furtherance of that obligation, SB shall take, in accordance with applicable Law and its articles of incorporation and bylaws, all action necessary to call, give notice of, convene, and hold SB’s Shareholders’ Meeting as promptly as reasonably practicable for the purpose of considering and voting on approval and adoption of this Agreement and the transactions provided for in this Agreement. SB’s board of directors shall recommend that its shareholders approve this Agreement in accordance with the NCBCA and shall include such recommendation in the Joint Proxy Statement/Prospectus delivered to shareholders of SB, except to the extent SB’s board of directors has made an Adverse Recommendation Change (as defined below) in accordance with the terms of this Agreement. SB shall solicit and use its reasonable efforts to obtain the Requisite SB Shareholder Approval.
(b)   Buyer shall submit to its shareholders this Agreement and any other matters required to be approved by its shareholders in order to carry out the intentions of this Agreement. In furtherance of that obligation, Buyer shall take, in accordance with applicable Law and its articles of incorporation and bylaws, all action necessary to call, give notice of, convene, and hold Buyer’s Shareholders’ Meeting as promptly as reasonably practicable for the purpose of considering and voting on approval and adoption of this Agreement and the transactions provided for in this Agreement. Buyer’s board of directors shall recommend that its shareholders approve this Agreement in accordance with the NCBCA and shall include such recommendation in the Joint Proxy Statement/Prospectus delivered to shareholders of Buyer. Buyer shall solicit and use its reasonable efforts to obtain the Requisite Buyer Shareholder Approval.
(c)   Neither SB’s board of directors nor any committee thereof shall, except as expressly permitted by this Section 7.1, (i) withdraw, qualify or modify, or propose publicly to withdraw, qualify or modify, in a manner adverse to Buyer, the SB Recommendation, or (ii) approve or recommend, or propose publicly to approve or recommend, any Acquisition Proposal (each, an “Adverse Recommendation Change”). Notwithstanding the foregoing, prior to the receipt of the Requisite SB Shareholder Approval, SB’s board of directors may make an Adverse Recommendation Change if and only if:
(A)   SB’s board of directors determines in good faith, after consultation with the SB Financial Advisor (or such other financial advisor as SB may use) and outside counsel, that it has received an Acquisition Proposal (that did not result from a breach of Section 7.3) that is a Superior Proposal;
(B)   SB’s board of directors determines in good faith, after consultation with SB’s outside counsel, that a failure to make such Adverse Recommendation Change would be inconsistent with SB’s board of directors’ fiduciary duties to SB and its shareholders under applicable Law;

(C)   SB’s board of directors provides written notice (a “Notice of Recommendation Change”) to Buyer of its receipt of the Superior Proposal and its intent to announce an Adverse Recommendation Change on the third business day following delivery of such notice, which notice shall specify the material terms and conditions of the Superior Proposal (and include a copy thereof with all accompanying documentation, if in writing) and identify the Person or Group making such Superior Proposal (it being understood that any amendment to any material term of such Acquisition Proposal shall require a new Notice of Recommendation Change, except that, in such case, the three business day period referred to in this clause (C) and in clauses (D) and (E) shall be reduced to two business days following the giving of such new Notice of Recommendation Change);
(D)   after providing such Notice of Recommendation Change, SB shall negotiate in good faith with Buyer (if requested by Buyer) and provide Buyer reasonable opportunity during the subsequent three business day period to make such adjustments in the terms and conditions of this Agreement as would enable SB’s board of directors to proceed without an Adverse Recommendation Change (provided, however, that Buyer shall not be required to propose any such adjustments); and
(E)   SB’s board of directors, following such three business day period, again determines in good faith, after consultation with outside counsel, that such Acquisition Proposal nonetheless continues to constitute a Superior Proposal and that failure to take such action would be inconsistent with their fiduciary duties to SB and its shareholders under applicable Law.
7.2   Registration of Buyer Common Stock.
(a)    As promptly as reasonably practicable (and in any event, within 50 days) following the date hereof, Buyer shall prepare and file with the SEC the Registration Statement. The Registration Statement shall contain proxy materials relating to the matters to be submitted to SB’s shareholders at SB’s Shareholders’ Meeting and to Buyer’s shareholders at Buyer’s Shareholders’ Meeting. Such proxy materials shall also constitute the prospectus relating to the shares of Buyer Common Stock to be issued in the Merger. SB will furnish to Buyer the information required to be included in the Registration Statement with respect to its business and affairs and shall have the right to review and consult with Buyer on the form of, and any characterizations of such information included in, the Registration Statement prior to its being filed with the SEC. Buyer shall use commercially reasonable efforts to have the Registration Statement declared effective by the SEC and to keep the Registration Statement effective as long as is necessary to consummate the Merger and the transactions contemplated hereby. Each of Buyer and SB will use their commercially reasonable efforts to cause the Joint Proxy Statement/Prospectus to be delivered to the SB shareholders as promptly as practicable after the Registration Statement is declared effective under the Securities Act. Buyer will advise SB, promptly after it receives notice thereof, of the time when the Registration Statement has become effective, the issuance of any stop order, the suspension of the qualification of Buyer Common Stock issuable in connection with the Merger for offering or sale in any jurisdiction, or any request by the SEC for amendment of the Joint Proxy Statement/Prospectus or the Registration Statement. If at any time prior to the Effective Time any information relating to Buyer or SB, or any of their respective affiliates, officers or directors, should be discovered by Buyer or SB which should be set forth in an amendment or supplement to any of the Registration Statement or the Joint Proxy Statement/Prospectus so that any of such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party that discovers such information shall promptly notify the other Party hereto and, to the extent required by Law, rules or regulations, an appropriate amendment or supplement describing such information shall be promptly filed by Buyer with the SEC and disseminated by the Parties to their respective shareholders.
(b)   Buyer shall also take any action required to be taken under any applicable state Securities Laws in connection with the Merger and each of Buyer and SB shall furnish all information concerning it and the holders of SB Common Stock as may be reasonably requested in connection with any such action.
(c)   Prior to the Effective Time, Buyer shall notify The Nasdaq Stock Market of the additional shares of Buyer Common Stock to be issued by Buyer in exchange for the shares of SB Common Stock.

7.3   Other Offers, etc.
(a)   From the date of this Agreement through the first to occur of the Effective Time or the termination of this Agreement, each SB Entity shall not, and shall use its commercially reasonable efforts to cause its Affiliates and Representatives not to, directly or indirectly (i) solicit, initiate, or encourage, induce or knowingly facilitate, the making, submission, or announcement of any proposal that constitutes an Acquisition Proposal, (ii) participate in any discussions (except to notify a third party of the existence of restrictions provided in this Section 7.3) or negotiations regarding, or disclose or provide any nonpublic information with respect to, or knowingly take any other action to facilitate any inquiries or the making of any proposal that constitutes an Acquisition Proposal, (iii) enter into any agreement (including any agreement in principle, letter of intent or understanding, merger agreement, stock purchase agreement, asset purchase agreement, or share exchange agreement, but excluding a confidentiality agreement of the type described below) (an “Acquisition Agreement”) contemplating or otherwise relating to any Acquisition Transaction, or (iv) propose or agree to do any of the foregoing; provided, however, that prior to receipt of the Requisite SB Shareholder Approval, this Section 7.3 shall not prohibit a SB Entity from furnishing nonpublic information regarding any SB Entity or other access to, or entering into a confidentiality agreement or discussions or negotiations with, any Person or Group in response to a bona fide, unsolicited written Acquisition Proposal submitted by such Person or Group (and not withdrawn) if and only if: (A) no SB Entity or Representative or Affiliate thereof shall have violated any of the restrictions set forth in this Section 7.3 (other than an unintentional violation that did not, directly or indirectly, result in the submission of such Acquisition Proposal), (B) SB’s board of directors shall have determined in good faith, after consultation with the SB Financial Advisor (or such other financial advisor as SB may use) and outside legal counsel, that such Acquisition Proposal constitutes or is reasonably likely to result in a Superior Proposal, (C) SB’s board of directors concludes in good faith, after consultation with its outside counsel, that the failure to take such action would be inconsistent with its fiduciary duties under applicable Law to SB and its shareholders, (D) SB receives from such Person or Group an executed confidentiality agreement containing terms no less favorable to SB than the confidentiality terms of this Agreement, and (E) contemporaneously with furnishing any such nonpublic information to such Person or Group, SB furnishes such nonpublic information to Buyer (to the extent such nonpublic information has not been previously furnished by SB to Buyer). In addition to the foregoing, SB shall provide Buyer with at least three (3) days’ prior written notice of a meeting of SB’s board of directors at which meeting SB’s board of directors is reasonably expected to resolve to recommend the Acquisition Agreement as a Superior Proposal to its shareholders, and SB shall keep Buyer informed on a prompt basis of the status and material terms of such Acquisition Proposal, including any material amendments or proposed amendments as to price and other material terms thereof.
(b)   In addition to the obligations of SB set forth in this Section 7.3, as promptly as reasonably practicable, after any of the directors or executive officers of SB become aware thereof, SB shall advise Buyer of any request received by SB for nonpublic information which SB reasonably believes could lead to an Acquisition Proposal or of any Acquisition Proposal, the material terms and conditions of such request or Acquisition Proposal, and the identity of the Person or Group making any such request or Acquisition Proposal. SB shall keep Buyer informed promptly of material amendments or modifications to any such request or Acquisition Proposal.
(c)   Except as specifically permitted under Section 7.3(a), SB shall immediately cease, and shall use its commercially reasonable efforts to cause its and its Subsidiaries’ directors, officers, employees, and Representatives to immediately cease, any and all existing activities, discussions, or negotiations with any Persons conducted heretofore with respect to any Acquisition Proposal and shall use and cause to be used all commercially reasonable efforts to enforce any confidentiality or similar or related agreement relating to any Acquisition Proposal.
(d)   Nothing contained in this Agreement shall prevent a Party or its board of directors from (i) complying with Rule 14e-2 under the Exchange Act with respect to an Acquisition Proposal, provided, that such Rule will in no way eliminate or modify the effect that any action pursuant to such Rule would otherwise have under this Agreement; (ii) making any disclosure to SB’s shareholders if SB’s board of directors determines in good faith, after consultation with its outside counsel, that the failure to make such disclosures would be reasonably likely to be inconsistent with applicable Law; (iii) informing any Person of the existence of the provisions contained in this Section 7.3, or (iv) making any “stop, look, and listen”

communication to SB’s shareholders pursuant to Rule 14d-9(f) under the Exchange Act (or any similar communication to SB’s shareholders).
7.4   Consents of Regulatory Authorities.
The Parties hereto shall cooperate with each other and use their commercially reasonable efforts to promptly prepare and file all necessary documentation and applications, to effect all applications, notices, petitions and filings, and to obtain as promptly as practicable all Consents of all Regulatory Authorities and other Persons which are necessary or advisable to consummate the transactions contemplated by this Agreement (including the Merger). The Parties agree that they will consult with each other with respect to the obtaining of all Consents of all Regulatory Authorities and other Persons necessary or advisable to consummate the transactions contemplated by this Agreement and each Party will keep the other apprised of the status of matters relating to consummation of the transactions contemplated herein. Each Party also shall promptly advise the other upon receiving any communication from any Regulatory Authority or other Person whose Consent is required for consummation of the transactions contemplated by this Agreement which causes such Party to believe that there is a reasonable likelihood that any requisite Consent will not be obtained or that the receipt of any such Consent will be materially delayed.
7.5   Agreement as to Efforts to Consummate.
Subject to the terms and conditions of this Agreement, each Party agrees to take, and to cause its Subsidiaries to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper, or advisable under applicable Laws to consummate and make effective, as soon as reasonably practicable after the date of this Agreement, the transactions contemplated by this Agreement, including using its commercially reasonable efforts to lift or rescind any Order adversely affecting its ability to consummate the transactions contemplated herein and to cause to be satisfied the conditions referred to in Article 8; provided, that nothing herein shall preclude either Party from exercising its rights under this Agreement.
7.6   Investigation and Confidentiality.
(a)   Prior to the Effective Time, each Party shall keep the other Party advised of all material developments relevant to its business and the consummation of the Merger and shall permit the other Party to make or cause to be made such investigation of its business and properties (including that of its Subsidiaries) and of their respective financial and legal conditions as the other Party reasonably requests, including, but not limited to, conducting any environmental assessment with respect to any property; provided, that such investigation shall be reasonably related to the transactions contemplated hereby and shall not interfere unnecessarily or materially with normal operations, and that no environmental assessment by Buyer, or by consultants or other parties acting on Buyer’s behalf shall include the sampling of the soil, groundwater, surface water, indoor air, soil vapor or sub-slab vapor of a property without SB’s prior written permission. No investigation by a Party shall affect the ability of such Party to rely on the representations and warranties of the other Party. Between the date hereof and the Effective Time, SB shall permit Buyer’s senior officers and independent auditors to meet with the senior officers of SB, including officers responsible for the SB Financial Statements and the internal controls of SB and SB’s independent public accountants, to discuss such matters as Buyer may deem reasonably necessary or appropriate for Buyer to satisfy its obligations under Sections 302, 404, and 906 of the Sarbanes-Oxley Act.
(b)   In addition to each Party’s obligations pursuant to Section 7.6(a), each Party shall, and shall cause its advisors and agents to, maintain the confidentiality of all confidential information furnished to it by the other Party concerning its and its Subsidiaries’ businesses, operations, and financial positions (“Confidential Information”) and shall not use such Confidential Information for any purpose except in furtherance of the transactions contemplated by this Agreement. If this Agreement is terminated prior to the Effective Time, each Party shall promptly return or certify the destruction of all documents and copies thereof, and all work papers containing Confidential Information received from the other Party.
(c)   SB shall use its commercially reasonably efforts to exercise, and shall not waive any of, its Rights under, confidentiality agreements entered into with Persons which were considering an Acquisition Proposal with respect to SB to preserve the confidentiality of the information relating to SB Entities provided to such Persons and their Affiliates and Representatives.

(d)   Each Party agrees to give the other Party notice as soon as practicable after any determination by it of any fact or occurrence relating to the other Party which it has discovered through the course of its investigation and which represents, or is reasonably likely to represent, either a material breach of any representation, warranty, covenant, or agreement of the other Party or which has had or is reasonably likely to have an SB Material Adverse Effect or a Buyer Material Adverse Effect, as applicable.
(e)   Each Buyer Entity shall, in accordance with Buyer’s comprehensive written data security program established and maintained pursuant to 15 U.S.C. § 6801 and regulations promulgated thereunder (“Buyer’s Security Program”), safeguard IIPI and Confidential Information disclosed to that Buyer Entity pursuant to this Agreement or in connection with the transactions contemplated hereby. In the event that any Buyer Entity allows a third party to access such IIPI and Confidential Information, Buyer shall ensure that the third party safeguards that IIPI and Confidential Information in accordance with a data security program substantially equivalent to the Buyer’s Security Program.
(f)   Buyer shall notify SB promptly (but in no event more than 24 hours) of any Data Incident. All Buyer Entities shall promptly take all actions that are necessary and advisable to correct, mitigate, and prevent recurrence of the Data Incident. All Buyer Entities shall cooperate fully with SB and its designees in all reasonable efforts to investigate the Data Incident.
(g)   If this Agreement is terminated prior to the Effective Time, each Buyer Entity shall promptly return or dispose of, and certify the return or disposal, of all IIPI received by the Buyer Entity in connection with this Agreement. Any disposal of such IIPI must be performed in a manner that ensures that the IIPI is rendered permanently unreadable and unrecoverable.
7.7   Press Releases.
Prior to the Effective Time, SB and Buyer shall consult with each other and agree as to the form and substance of any press release, communication with SB’s shareholders, or other public disclosure materially related to this Agreement, or any other transaction contemplated hereby; provided, that nothing in this Section 7.7 shall be deemed to prohibit any Party from making any disclosure which its counsel deems necessary or advisable in order to satisfy such Party’s disclosure obligations imposed by Law.
7.8   Charter Provisions.
Each SB Entity shall take all necessary action to ensure that the entering into of this Agreement and the consummation of the Merger and the other transactions contemplated hereby do not and will not result in the grant of any rights to any Person under the articles of incorporation, bylaws, or other governing instruments of any SB Entity or restrict or impair the ability of Buyer or any of its Subsidiaries to vote, or otherwise to exercise the rights of a shareholder with respect to, shares of any SB Entity that may be directly or indirectly acquired or controlled by them.
7.9   Employee Benefits and Contracts.
(a)   All Persons who are employees of SB Entities immediately prior to the Effective Time and whose employment is not terminated, if any, at or prior to the Effective Time (a “Continuing Employee”) shall, at the Effective Time or the effective time of the Bank Merger, as applicable, become employees of Buyer or Buyer Bank, as applicable. Buyer and Buyer Bank shall honor all SB employment and change of control agreements existing as of the date of this Agreement that have been disclosed to Buyer, regardless of whether the employees with such agreements are Continuing Employees or receive new agreements with Buyer. All of the Continuing Employees shall be employed at will, and no contractual right with respect to employment shall inure to such employees because of this Agreement, except as otherwise contemplated by this Agreement.
(b)   As of the Effective Time, each Continuing Employee shall be employed on the same terms and conditions as similarly situated employees of Buyer Bank and eligible to participate in each of Buyer’s applicable Employee Benefit Plans with full credit for prior service with SB solely for purposes of eligibility and vesting.
(c)   As of the Effective Time, Buyer shall make available employer-provided benefits under Buyer’s applicable Employee Benefit Plans to each Continuing Employee on the same basis as it provides such coverage to Buyer or Buyer Bank employees. With respect to Buyer’s Employee Benefit Plans providing health coverage, Buyer shall use commercially reasonable efforts to cause any pre-existing condition, eligibility waiting period, or other limitations or exclusions otherwise applicable under such plans to new employees not to apply to a Continuing Employee or their covered dependents who were covered under a similar SB Benefit Plan at the Effective Time of the Merger. In addition, if any such transition occurs during the middle of a plan year, Buyer shall use commercially reasonable efforts to cause any such successor an Employee Benefit Plan of Buyer providing health coverage to give credit towards satisfaction of any annual deductible limitation and out-of-pocket maximum applied under such successor plan for any deductible, co-payment and other cost-sharing amounts previously paid by a Continuing Employee respecting his or her participation in the corresponding SB Benefit Plan during that plan year prior to the transition effective date. Notwithstanding the foregoing, and in lieu of the same, Buyer may continue SB’s health and other employee welfare benefit plans for each Continuing Employee as in effect immediately prior to the Effective Time.
(d)   Upon not less than ten (10) days’ notice prior to the Closing Date from Buyer to SB, SB shall cause the termination, amendment, or other appropriate modification of each SB Benefit Plan as specified by Buyer in such notice such that no SB Entity shall sponsor or otherwise have any further Liability thereunder in connection with such applicable SB Benefit Plans, effective as of the date which immediately proceeds the Closing Date. Upon such action, participants in such applicable SB Benefit Plans that are described in ERISA Section 3(2) shall be 100% vested in their account balances.
(e)   Any Continuing Employees who are not parties to an employment, change in control, or other type of agreement that provides for severance or other compensation upon a change in control or upon a separation from service following a change in control, who remain employed by Buyer or any of its Subsidiaries as of the Effective Time, and whose employment is terminated by Buyer or any of its Subsidiaries prior to the first anniversary of the Effective Time shall receive, subject to such Continuing Employee’s execution and non-revocation of a general release of claims in a form satisfactory to Buyer, the following severance benefits: two (2) weeks of base salary for each twelve (12) months of such Continuing Employee’s prior employment with SB or any SB Subsidiary; provided, however, that in no event will the total amount of severance for any single Continuing Employee be less than four (4) weeks of such base salary or greater than twenty-six (26) weeks of such base salary.
(f)   No officer, employee, or other Person (other than the Parties to this Agreement) shall be deemed a third party or other beneficiary of this Section 7.9, and no such Person shall have any right or other entitlement to enforce any provision of this Agreement or seek any remedy in connection with this Agreement, except as set forth in Section 7.12. No provision of this Agreement constitutes or shall be deemed to constitute, an Employee Benefit Plan or other arrangement, an amendment of any Employee Benefit Plan or other arrangement, or any provision of any Employee Benefit Plan or other arrangement.
(g)   SB shall take all appropriate action to terminate any SB Benefit Plan which provides for a “cash or deferred arrangement” pursuant to Code Section 401(k) (each, a “401(k) Plan”) prior to the Closing Date; provided, however, that Buyer agrees that nothing in this Section 7.9 will require SB to cause the final dissolution and liquidation of, or to amend (other than as may be required to maintain such plan’s compliance with the Code, ERISA, or other applicable Law), said plan prior to the Closing Date.
7.10   Conversion Bonus Plan; Retention Plan.
(a)   SB may implement a retention plan (the “Retention Plan”) for the benefit of those employees of SB and its Subsidiaries (i) with respect to non-executive officers, as determined by the chief executive officer of SB or (ii) with respect to executive officers, as determined by the board of directors of SB (which may consider the proposals of the chief executive officer of SB in making such determinations), and in each case as agreed to by Buyer (which agreement will not be unreasonably withheld, conditioned or delayed), which Retention Plan shall involve aggregate benefits to such employees as are agreed to by Buyer (which agreement will not be unreasonably withheld, conditioned or delayed) and as set forth in Section 7.10(a) of the SB Disclosure Memorandum, which shall be payable to such employees of SB Entities that remain employees until the Closing Date.
(b)   To facilitate the successful integration of SB into Buyer and the conversion of the systems of the Bank to those of Buyer Bank, Buyer shall establish a conversion bonus pool in an aggregate amount of up to the amount set forth in Section 7.10(b) of the Buyer Disclosure Memorandum to be allocated and paid to non-director employees of the Bank who continue in the employ of Buyer Bank at the expiration of 120 days after the Effective Time. The specific amount to be allocated and paid to each such non-director employee who continues in the employ of Buyer Bank shall be determined by Buyer prior to the Effective Time, after consultation with the chief executive officer of SB.
7.11   Section 16 Matters.
Prior to the Effective Time, SB and Buyer shall take all such steps as may be required to cause any acquisitions of Buyer Common Stock resulting from the transactions contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to SB to be exempt under Rule 16b-3 promulgated under the Exchange Act. SB agrees to promptly furnish Buyer with all requisite information necessary for Buyer to take the actions contemplated by this Section 7.11.
7.12   Indemnification.
(a)   For a period of six (6) years after the Effective Time, Buyer shall, and shall cause the Surviving Corporation to, indemnify, defend, and hold harmless the present and former directors and executive officers of the SB Entities (each, an “Indemnified Party”) against all Liabilities arising out of actions or omissions arising out of the Indemnified Party’s service or services as directors, officers, employees, or agents of SB or, at SB’s request, of another corporation, partnership, joint venture, trust, or other enterprise occurring at or prior to the Effective Time (including the transactions contemplated by this Agreement) to the fullest extent permitted under the NCBCA, Section 402 of the Sarbanes-Oxley Act, the Securities Laws, and FDIC Regulations Part 359, and by SB’s articles of incorporation and bylaws as in effect on the date hereof, including provisions relating to advances of expenses incurred in the defense of any Litigation and whether or not Buyer is insured against any such matter.
(b)   Prior to the Effective Time, Buyer shall purchase, or shall direct SB to purchase, an extended reporting period endorsement under SB’s existing directors’ and officers’ liability insurance coverage (“SB D&O Policy”) for acts or omissions occurring prior to the Effective Time by such directors and officers currently covered by SB’s D&O Policy. The directors and officers of SB shall take all reasonable actions required by the insurance carrier necessary to procure such endorsement. Such endorsement shall provide such directors and officers with coverage following the Effective Time for six (6) years.
(c)   Any Indemnified Party wishing to claim indemnification under paragraph (a) of this Section 7.12, upon learning of any such Liability or Litigation, shall promptly notify Buyer and the Surviving Corporation thereof in writing. In the event of any such Litigation (whether arising before or after the Effective Time), (i) Buyer or the Surviving Corporation shall have the right to assume the defense thereof, and, in such event, neither Buyer nor the Surviving Corporation shall be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that if Buyer or the Surviving Corporation elects not to assume such defense or counsel for the Indemnified Parties advises that there are substantive issues which raise conflicts of interest between Buyer or the Surviving Corporation and the Indemnified Parties, the Indemnified Parties may retain counsel satisfactory to them, and Buyer or the Surviving Corporation shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received; provided, that Buyer and the Surviving Corporation shall be obligated pursuant to this paragraph (c) to pay for only one firm of counsel for all Indemnified Parties in any jurisdiction; (ii) the Indemnified Parties will cooperate in good faith in the defense of any such Litigation; and (iii) neither Buyer nor the Surviving Corporation shall be liable for any settlement effected without its prior written consent and which does not provide for a complete and irrevocable release of all Buyer’s Entities and their respective directors, officers, and controlling persons, employees, agents, and Representatives; and provided, further, that neither Buyer nor the Surviving Corporation shall have any obligation hereunder to any Indemnified Party when and if a court of competent jurisdiction shall determine, and such determination shall have become final and unappealable, that the indemnification of such Indemnified Party in the manner contemplated hereby is prohibited by applicable Law.
(d)   If Buyer or the Surviving Corporation or any successors or assigns thereof consolidates with or merges into any other Person and will not be the continuing or surviving Person of such consolidation or merger or transfer of all or substantially all of its assets to any Person, then and in each case, proper provision shall be made so that the successors and assigns of Buyer or the Surviving Corporation shall assume the obligations set forth in this Section 7.12.
(e)   The provisions of this Section 7.12 are intended to be for the benefit of and shall be enforceable by, each Indemnified Party and their respective heirs and legal and personal representatives.
7.13   Tax Covenants of Buyer.
At and after the Effective Time, Buyer covenants and agrees that it:
(a)   will not take any action that could reasonably be expected to cause the Merger to fail to qualify as a reorganization under Section 368(a)(1)(A) of the Code;
(b)   will maintain all books and records and prepare and file all federal, state and local income Tax Returns and schedules thereto of Buyer, SB, and all Affiliates thereof in a manner consistent with the Merger’s being qualified as a reorganization and nontaxable exchange under Section 368(a)(1)(A) of the Code (and comparable provisions of any applicable state or local Tax Laws);
(c)   will, either directly or through a member of Buyer’s Qualified Group, continue at least one significant historic business line of SB, or use at least a significant portion of the historic business assets of SB in a business, in each case within the meaning of Treasury Regulation Section 1.368-1(d);
(d)   in connection with the Merger, will not reacquire, and will not permit any Person that is a “related person” (as defined in Treasury Regulation Section 1.368-1(e)(4)) to Buyer to acquire, any of the Buyer Common Stock issued in connection with the Merger; and
(e)   will not sell or otherwise dispose of any of SB’s Assets acquired in the Merger, and will not cause or permit Buyer Bank to sell or otherwise dispose of any of Bank’s assets acquired in the Bank Merger, except for dispositions made in the ordinary course of business or transfers described in Section 368(a)(2)(C) of the Code or described and permitted in Treasury Regulation Section 1.368-2(k).
ARTICLE 8
CONDITIONS PRECEDENT TO OBLIGATIONS TO CONSUMMATE
8.1   Conditions to Obligations of Each Party.
The respective obligations of each Party to perform this Agreement and consummate the Merger and the other transactions contemplated hereby are subject to the satisfaction of the following conditions, unless waived by both Parties pursuant to Section 10.6:
(a)   Shareholder Approvals.   The shareholders of SB and the shareholders of Buyer shall have approved this Agreement, and the consummation of the transactions contemplated hereby, including the Merger, by the Requisite SB Shareholder Approval or the Requisite Buyer Shareholder Approval, as applicable, as and to the extent required by Law and by the provisions of their respective articles of incorporation and bylaws.
(b)   Regulatory Approvals.   All Consents of, filings and registrations with, and notifications to, all Regulatory Authorities required for consummation of the Merger shall have been obtained or made and shall be in full force and effect and all waiting periods required by Law shall have expired. No Consent obtained from any Regulatory Authority which is necessary to consummate the transactions contemplated hereby shall be conditioned or restricted in a manner (including requirements relating to the raising of additional capital or the disposition of Assets) which in the reasonable judgment of the board of directors of Buyer would so materially adversely affect the economic or business benefits of the transactions contemplated by this Agreement that, had such condition or requirement been known, Buyer would not, in its reasonable judgment, have entered into this Agreement.
(c)   Consents and Approvals.   Each Party shall have obtained any and all Consents required for consummation of the Merger (other than those referred to in Section 8.1(b)) or for the preventing of any Default under any Contract or Permit of such Party which, if not obtained or made, would be reasonably likely to have, individually or in the aggregate, an SB Material Adverse Effect or a Buyer Material Adverse Effect, as applicable. SB shall have obtained the Consents listed in Section 8.1(c) of the SB Disclosure Memorandum, including Consents from the lessors of each office leased by SB, if any. No Consent so obtained which is necessary to consummate the transactions contemplated hereby shall be conditioned or restricted in a manner which in the reasonable judgment of the board of directors of Buyer would so materially adversely affect the economic or business benefits of the transactions contemplated by this Agreement that, had such condition or requirement been known, Buyer would not, in its reasonable judgment, have entered into this Agreement.
(d)   Registration Statement.   The Registration Statement shall have been declared effective by the SEC and no proceedings shall be pending or threatened by the SEC to suspend the effectiveness of the Registration Statement.
(e)   Legal Proceedings.   No Governmental Authority of competent jurisdiction shall have enacted, issued, promulgated, enforced, or entered any Law or Order (whether temporary, preliminary or permanent) or taken any other action which prohibits, restricts, or makes illegal consummation of the transactions contemplated by this Agreement.
(f)   Exchange Listing.   Buyer shall have filed with The Nasdaq Stock Market a notification form for the listing of all shares of Buyer Common Stock to be delivered as Merger Consideration, and The Nasdaq Stock Market shall not have objected to the listing of such shares of Buyer Common Stock.
(g)   Tax Opinion.   Buyer and SB shall have received the opinion of Buyer’s legal counsel or tax accounting firm, as determined by Buyer, dated as of the Closing Date, in form and substance customary in transactions of the type contemplated hereby, substantially to the effect that on the basis of the facts, representations, and assumptions set forth in such opinion, which are consistent with the state of facts existing at the Effective Time, (i) the Merger will be treated for federal income Tax purposes as a reorganization within the meaning of Section 368(a) of the Code, and (ii) Buyer and SB will each be a party to that reorganization within the meaning of Section 368(b) of the Code. Such opinion may be based on, in addition to the review of such matters of fact and Law as the opinion given considers appropriate, representations contained in certificates of officers of Buyer and SB.
8.2   Conditions to Obligations of Buyer.
The obligations of Buyer to perform this Agreement and consummate the Merger and the other transactions contemplated hereby are subject to the satisfaction of the following conditions, unless waived by Buyer pursuant to Section 10.6(a):
(a)   Representations and Warranties.   For purposes of this Section 8.2(a), the accuracy of the representations and warranties of SB set forth in this Agreement shall be assessed as of the date of this Agreement and as of the Effective Time with the same effect as though all such representations and warranties had been made on and as of the Effective Time (provided, that representations and warranties which are confined to a specified date shall speak only as of such date). The representations and warranties set forth in Sections 4.1, 4.2(a), 4.2(b)(i), 4.3, and 4.24 shall be true and correct (except for inaccuracies which are de minimis in amount or effect). There shall not exist inaccuracies in the representations and warranties of SB set forth in this Agreement (including the representations and warranties set forth in Sections 4.1, 4.2(a), 4.2(b)(i), 4.3, and 4.24) such that the aggregate effect of such inaccuracies has, or is reasonably likely to have, an SB Material Adverse Effect; provided, that for purposes of this sentence only, those representations and warranties which are qualified by references to “material” or “Material Adverse Effect” or to the “Knowledge” of any Person shall be deemed not to include such qualifications..
(b)   Performance of Agreements and Covenants.   Each and all of the agreements and covenants of SB to be performed and complied with pursuant to this Agreement and the other agreements contemplated hereby prior to the Effective Time shall have been duly performed and complied with in all material respects.
(c)   Officers’ Certificate.   SB shall have delivered to Buyer (i) a certificate, dated as of the Closing Date and signed on its behalf by its chief executive officer and its chief financial officer, to the effect that the conditions set forth in Section 8.1 as it relates to SB and in Sections 8.2(a), 8.2(b), 8.2(f), and 8.2(g), have been satisfied.

(d)   Secretary’s Certificate.   SB shall have delivered a certificate of the secretary of SB and Bank, dated as of the Closing Date, certifying as to (i) the incumbency of officers of SB and Bank executing documents executed and delivered in connection herewith, (ii) a copy of the articles of incorporation of SB as in effect from the date of this Agreement until the Closing Date, (iii) a copy of the bylaws of SB as in effect from the date of this Agreement until the Closing Date, (iv) a copy of the resolutions duly adopted by SB’s board of directors authorizing and approving the applicable matters contemplated hereunder, (v) a certificate of the Federal Reserve certifying that SB is a registered bank holding company, (vi) a copy of the articles of incorporation of Bank as in effect from the date of this Agreement until the Closing Date, (vii) a copy of the bylaws of Bank as in effect from the date of this Agreement until the Closing Date, (viii) a certificate of the North Carolina Commissioner of Banks as to the good standing of Bank, and (ix) a certificate of the FDIC certifying that Bank is an insured depository institution.
(e)   No Material Adverse Effect.   There shall not have occurred any SB Material Adverse Effect from December 31, 2020 to the Effective Time with respect to SB.
(f)   Payments.   None of the SB Entities shall have made any payments or provided any benefits, or is obligated to make any payments or provide any benefits, in connection with any or all of which (i) a deduction could or would be disallowed or limited under Sections 280G, 404, or 162(m) of the Code, or (ii) could or would be subject to withholding or give rise to taxation under Section 4999 of the Code.
(g)   Bank Merger.   The Parties shall stand ready to consummate the Bank Merger immediately after the Merger.
(h)   Support Agreements.   Each executive officer and director of SB shall have executed and delivered to Buyer a Support Agreement in the form attached hereto as Exhibit B.
8.3   Conditions to Obligations of SB.
The obligations of SB to perform this Agreement and consummate the Merger and the other transactions contemplated hereby are subject to the satisfaction of the following conditions, unless waived by SB pursuant to Section 10.6(b):
(a)   Representations and Warranties.   For purposes of this Section 8.3(a), the accuracy of the representations and warranties of Buyer set forth in this Agreement shall be assessed as of the date of this Agreement and as of the Effective Time with the same effect as though all such representations and warranties had been made on and as of the Effective Time (provided that representations and warranties which are confined to a specified date shall speak only as of such date). The representations and warranties set forth in Sections 5.1, 5.2(a), 5.2(b)(i), and 5.11 shall be true and correct (except for inaccuracies which are de minimis in amount or effect). There shall not exist inaccuracies in the representations and warranties of Buyer set forth in this Agreement (including the representations and warranties set forth in Sections 5.1, 5.2(a), 5.2(b)(i), 5.4, and 5.11) such that the aggregate effect of such inaccuracies has, or is reasonably likely to have, a Buyer Material Adverse Effect; provided,that for purposes of this sentence only, those representations and warranties which are qualified by references to “material” or “Material Adverse Effect” or to the “Knowledge” of any Person shall be deemed not to include such qualifications.
(b)   Performance of Agreements and Covenants.   Each and all of the agreements and covenants of Buyer and Buyer Bank to be performed and complied with pursuant to this Agreement and the other agreements contemplated hereby prior to the Effective Time shall have been duly performed and complied with in all material respects.
(c)   Officers’ Certificate.   Buyer shall have delivered to SB a certificate, dated as of the Closing Date and signed on its behalf by its chief executive officer and its chief financial officer, to the effect that the conditions set forth in Section 8.1 as it relates to Buyer and in Sections 8.3(a), 8.3(b), and 8.3(f) have been satisfied.
(d)   Secretary’s Certificate.   Buyer and Buyer Bank shall have delivered a certificate of the secretary of Buyer and Buyer Bank, dated as of the Closing Date, certifying as to (i) the incumbency of officers of Buyer and Buyer Bank executing documents executed and delivered in connection herewith, (ii) a copy of the articles of incorporation of Buyer as in effect from the date of this Agreement until the Closing Date, along with a certificate of the Secretary of State of the State of North Carolina as to the good standing of Buyer; (iii) a copy of the bylaws of Buyer as in effect from the date of this Agreement until the Closing Date, (iv) a copy of the resolutions of Buyer’s board of directors authorizing and approving the applicable matters contemplated hereunder, (v) a certificate of the Federal Reserve certifying that Buyer is a registered bank holding company, (vi) a copy of the articles of incorporation of Buyer Bank as in effect from the date of this Agreement until the Closing Date, (vii) a copy of the bylaws of Buyer Bank as in effect from the date of this Agreement until the Closing Date, (viii) a certificate of the North Carolina Commissioner of Banks as to the good standing of Buyer Bank, and (ix) certificate of the FDIC certifying that Buyer Bank is an insured depository institution.
(e)   Payment of Merger Consideration.   Buyer shall pay the Merger Consideration as provided by this Agreement.
(f)   No Material Adverse Effect.   There shall not have occurred any Buyer Material Adverse Effect from December 31, 2020 to the Effective Time.
ARTICLE 9
TERMINATION
9.1   Termination.
Notwithstanding any other provision of this Agreement, and notwithstanding the approval of this Agreement by the shareholders of SB, this Agreement may be terminated and the Merger abandoned at any time prior to the Effective Time:
(a)   By mutual written agreement of Buyer and SB; or
(b)   By Buyer or SB (provided, that the terminating Party is not then in material breach of any representation, warranty, covenant, or other agreement contained in this Agreement) in the event of a breach by the other Party of any representation or warranty contained in this Agreement which cannot be or has not been cured within 30 days after the giving of written notice to the breaching Party of such breach and which breach is reasonably likely, in the opinion of the non-breaching Party, to permit such Party to refuse to consummate the transactions contemplated by this Agreement pursuant to the standard set forth in Section 8.2 or 8.3, as applicable; or
(c)   By Buyer or SB in the event (i) any Consent of any Regulatory Authority required for consummation of the Merger and the other transactions contemplated hereby shall have been denied by final nonappealable action of such authority or if any action taken by such authority is not appealed within the time limit for appeal, (ii) any Law or Order permanently restraining, enjoining or otherwise prohibiting the consummation of the Merger shall have become final and non-appealable, (iii) the Requisite SB Shareholder Approval is not obtained at SB’s Shareholders’ Meeting where such matters were presented to such shareholders for approval and voted upon; or (iv) the Requisite Buyer Shareholder Approval is not obtained at Buyer’s Shareholders’ Meeting where such matters were presented to such shareholders for approval and voted upon; or
(d)   By Buyer or SB in the event that the Merger shall not have been consummated by March 31, 2022, if the failure to consummate the transactions contemplated hereby on or before such date is not caused by any breach of this Agreement by the Party electing to terminate pursuant to this Section 9.1; or
(e)   By Buyer (provided, that Buyer is not then in material breach of any representation, warranty, covenant, or other agreement contained in this Agreement) in the event that (i) the SB board of directors shall have made an Adverse Recommendation Change; (ii) SB’s board of directors shall have failed to reaffirm the SB Recommendation within 10 business days after Buyer requests such at any time following the public announcement of an Acquisition Proposal, or (iii) SB shall have failed to comply in all material respects with its obligations under Section 7.1 or 7.3; or
(f)   By SB, prior to the Requisite SB Shareholder Approval (and provided that SB has complied in all material respects with Section 7.1 (including the provisions of Section 7.1(b) regarding the requirements for making an Adverse Recommendation Change)) and Section 7.3, in order to enter into a Superior Proposal.

9.2   Effect of Termination.
In the event of the termination and abandonment of this Agreement by either Buyer or SB pursuant to Section 9.1, this Agreement shall become void and have no effect, except that (i) the provisions of Sections 7.6(b), 9.2, 9.3, 10.2, 10.3, and 10.9 shall survive any such termination and abandonment, and (ii) no such termination shall relieve the breaching Party from Liability resulting from any breach by that Party of this Agreement.
9.3   Termination Fee.
(a)    If Buyer terminates this Agreement pursuant to Section 9.1(e) of this Agreement or SB terminates this Agreement pursuant to Section 9.1(f) of this Agreement, then SB shall, on the date of termination, pay to Buyer the sum of $11.50 million (the “Termination Fee”). The Termination Fee shall be paid to Buyer in same day funds. SB hereby waives any right to set-off or counterclaim against such amount.
(b)   In the event that (i) an Acquisition Proposal with respect to SB shall have been communicated to or otherwise made known to the shareholders, senior management, or board of directors of SB, or any Person shall have publicly announced an intention (whether or not conditional) to make an Acquisition Proposal with respect to SB after the date of this Agreement, (ii) thereafter this Agreement is terminated (A) by SB or Buyer pursuant to Section 9.1(d) (only if the Requisite SB Shareholder Approval has not theretofore been obtained), (B) by Buyer pursuant to Section 9.1(e), or (C) by SB or Buyer pursuant to Section 9.1(c)(iii), and (iii) prior to the date that is 12 months after the date of such termination, SB consummates an Acquisition Transaction or enters into an Acquisition Agreement, then SB shall on the earlier of the date an Acquisition Transaction is consummated or any such Acquisition Agreement is entered into, as applicable, pay Buyer a fee equal to the Termination Fee in same day funds. For the avoidance of doubt, Buyer shall be entitled to no more than one Termination Fee. SB hereby waives any right to set-off or counterclaim against such amount.
(c)   The Parties acknowledge that the agreements contained in this Article 9 are an integral part of the transactions contemplated by this Agreement, and that without these agreements, they would not enter into this Agreement; accordingly, if SB fails to pay promptly any fee payable by it pursuant to this Section 9.3, then SB shall pay to Buyer its reasonable costs and expenses (including reasonable attorneys’ fees) in connection with collecting such Termination Fee, together with interest on the amount of the fee at the prime annual rate of interest (as published in The Wall Street Journal) plus 2% as the same is in effect from time to time from the date such payment was due under this Agreement until the date of payment.
9.4   Non-Survival of Representations and Covenants.
Except for Article 3 (Manner of Converting Shares), Sections 7.9 (Employee Benefits and Contracts), 7.10 (Section 16 Matters), 7.11 (Indemnification), 7.12 (Tax Covenants of Buyer), this Article 9 (Termination) and Article 10 (Miscellaneous), the respective representations, warranties, obligations, covenants, and agreements of the Parties shall not survive the Effective Time.
ARTICLE 10
MISCELLANEOUS
10.1 Definitions.
(a)   Except as otherwise provided herein, the capitalized terms set forth below shall have the following meanings:
“401(k) Plan” shall have the meaning as set forth in Section 7.9(g) of the Agreement.
“Acquisition Agreement” shall have the meaning set forth in Section 7.3(a) of the Agreement.
“Acquisition Proposal” means any proposal (whether communicated to SB or publicly announced to SB’s shareholders) by any Person (other than Buyer or any of its Affiliates) for an Acquisition Transaction.
“Acquisition Transaction” means any transaction or series of related transactions (other than the transactions contemplated by this Agreement) involving: (i) any acquisition or purchase from SB by any

Person or Group (other than Buyer or any of its Affiliates) of 25% or more in interest of the total outstanding voting securities of SB, or any tender offer or exchange offer that if consummated would result in any Person or Group (other than Buyer or any of its Affiliates) beneficially owning 25% or more in interest of the total outstanding voting securities of SB, or any merger, consolidation, business combination or similar transaction involving SB pursuant to which the shareholders of SB immediately preceding such transaction hold less than 75% of the equity interests in the surviving or resulting entity (which includes the parent corporation of any constituent corporation to any such transaction) of such transaction; (ii) any sale or lease (other than in the ordinary course of business), or exchange, transfer, license (other than in the ordinary course of business), acquisition or disposition of 25% or more of the consolidated Assets of SB and its Subsidiaries, taken as a whole; or (iii) any liquidation or dissolution of SB.
“Adverse Recommendation Change” shall have the meaning as set forth in Section 7.1(b) of the Agreement.
“Affiliate” of a Person means: (i) any other Person directly, or indirectly through one or more intermediaries, controlling, controlled by or under common control with such Person; (ii) any officer, director, partner, employer, or direct or indirect beneficial owner of any 10% or greater equity or voting interest of such Person; or (iii) any other Person for which a Person described in clause (ii) acts in any such capacity.
“Agreement” shall have the meaning as set forth in the introduction of the Agreement.
“Articles of Merger” shall have the meaning as set forth in Section 1.3 of the Agreement.
“Assets” of a Person means all of the assets, properties, businesses and Rights of such Person of every kind, nature, character and description, whether real, personal or mixed, tangible or intangible, accrued or contingent, or otherwise relating to or utilized in such Person’s business, directly or indirectly, in whole or in part, whether or not carried on the books and records of such Person, and whether or not owned in the name of such Person or any Affiliate of such Person and wherever located.
“Bank” shall have the meaning as set forth in Section 1.5 of the Agreement.
“Bank Merger” shall have the meaning as set forth in Section 1.5 of the Agreement.
“Bank Merger Agreement” shall have the meaning as set forth in Section 1.5 of the Agreement.
“BHCA” shall have the meaning as set forth in Section 4.1 of the Agreement.
“Buyer” shall have the meaning as set forth in the introduction of the Agreement.
“Buyer Awards” shall have the meaning as set forth in Section 3.1(c) of the Agreement.
“Buyer Bank” shall have the meaning as set forth in Section 1.5 of the Agreement.
“Buyer Common Stock” means the common stock, no par value per share, of Buyer.
“Buyer Disclosure Memorandum” means the written information entitled “First Bancorp Disclosure Memorandum” delivered with this Agreement to SB and attached hereto.
“Buyer Entities” means, collectively, Buyer and all Buyer Subsidiaries.
“Buyer ERISA Plan” shall have the meaning as set forth in Section 5.11(a) of the Agreement.
“Buyer Exchange Act Reports” shall have the meaning as set forth in Section 5.5(a) of the Agreement.
“Buyer Financial Advisor” means Keefe, Bruyette & Woods, Inc.
“Buyer Financial Statements” means (i) the consolidated balance sheets of Buyer as of December 31, 2020 and 2019, and the related statements of income, changes in shareholders’ equity, and cash flows (including related notes and schedules, if any) for the three fiscal years ended December 31, 2020, 2019, and 2018 as filed by Buyer in Exchange Act Documents, and (ii) the consolidated balance sheets of Buyer (including related notes and schedules, if any) and related statements of income, changes in shareholders’

equity, and cash flows (including related notes and schedules, if any) included in Exchange Act Documents, as amended, filed with respect to periods ended subsequent to December 31, 2020.
“Buyer Material Adverse Effect” means an event, change or occurrence which, individually or together with any other event, change or occurrence, has had or is reasonably expected to have a material adverse effect on (i) the financial position, property, business, assets or results of operations of Buyer and its Subsidiaries, taken as a whole, or (ii) the ability of Buyer to perform its material obligations under this Agreement or to consummate the Merger or the other transactions contemplated by this Agreement, provided, that “Buyer Material Adverse Effect” shall not be deemed to include the effects of (A) changes in banking and other Laws of general applicability or interpretations thereof by Governmental Authorities, (B) changes in SEC, GAAP or regulatory accounting principles generally applicable to banks and their holding companies, (C) actions and omissions of Buyer (or any of its Subsidiaries) taken with the prior written Consent of SB in contemplation of the transactions contemplated hereby, (D) changes in economic conditions affecting financial institutions generally, including changes in interest rates, credit availability and liquidity, and price levels or trading volumes in securities markets, except to the extent the Buyer is materially and adversely affected in a disproportionate manner as compared to other comparable participants in the banking industry, (E) changes resulting from the announcement or pendency of the transactions contemplated by this Agreement, or (F) the direct effects of compliance with this Agreement on the operating performance of Buyer. “Buyer Material Adverse Effect” shall not be deemed to include any failure to meet analyst projections, in and of itself, or, in and of itself, or the trading price of the Buyer Common Stock (it being understood that the facts or occurrences giving rise or contributing to any such effect, change or development which affects or otherwise relates to the failure to meet analyst financial forecasts or the trading price, as the case may be, may be deemed to constitute, or be taken into account in determining whether there has been, or would reasonably be expected to be, a Buyer Material Adverse Effect).
“Buyer Recommendation” shall have the meaning set forth in the Recitals of the Agreement.
“Buyer Regulatory Agreement” shall have the meaning as set forth in Section 5.12 of the Agreement.
“Buyer’s Shareholders’ Meeting” shall mean the meeting of Buyer’s shareholders to be held pursuant to Section 7.1(b) of the Agreement.
“Buyer Requisite Shareholder Agreement” shall have the meaning set forth in Section 5.2(a) of the Agreement.
“Buyer Subsidiaries” means the Subsidiaries of Buyer, which shall include any corporation, bank, savings association, limited liability company, limited partnership, limited liability partnership or other organization acquired as a Subsidiary of Buyer in the future and held as a Subsidiary by Buyer at the Effective Time.
“Buyer’s Security Program” shall have the meaning as set forth in Section 7.6(e) of the Agreement.
“CERCLA” shall have the meaning as set forth under the definition of “Environmental Laws” in this Section 10.1(a) of the Agreement.
“Certificates” shall have the meaning as set forth in Section 3.1(b) of the Agreement.
“Change in Control Benefit” shall have the meaning set forth in Section 4.15(k) of the Agreement.
“Closing” shall have the meaning as set forth in Section 1.2 of the Agreement.
“Closing Date” means the date on which the Closing occurs.
“Code” shall have the meaning as set forth in Section 1.6 of the Agreement.
“Confidential Information” shall have the meaning set forth in Section 7.6(b) of the Agreement.
“Consent” means any consent, approval, authorization, clearance, exemption, waiver, or similar affirmation by any Person pursuant to any Contract, Law, Order, or Permit.
“Continuing Employee” shall have the meaning as set forth in Section 7.9(a) of the Agreement.

“Contract” means any written agreement, arrangement, authorization, commitment, contract, indenture, instrument, lease, license, obligation, plan, practice, restriction, understanding, or undertaking of any kind or character, or other document to which any Person is a party that is binding on any Person or its capital stock, Assets or business.
“Data Incident” means any actual or reasonably suspected unauthorized access to or acquisition, disclosure, use, or loss of IIPI or any SB Entity’s Confidential Information disclosed to any Buyer Entity in connection with this Agreement (including hard copies) or breach or compromise of Buyer’s Security Program that presents a viable threat to any such IIPI or any SB Entity’s systems or Confidential Information.
“Default” means (i) any breach or violation of, default under, contravention of, or conflict with, any Contract, Law, Order, or Permit, (ii) any occurrence of any event that with the passage of time or the giving of notice or both would constitute a breach or violation of, default under, contravention of, or conflict with, any Contract, Law, Order, or Permit, or (iii) any occurrence of any event that with or without the passage of time or the giving of notice would give rise to a right of any Person to exercise any remedy or obtain any relief under, terminate or revoke, suspend, cancel, or modify or change the current terms of, or renegotiate, or to accelerate the maturity or performance of, or to increase or impose any Liability under, any Contract, Law, Order, or Permit.
“DOL” shall have the meaning as set forth in Section 4.15(b) of the Agreement.
“Effective Time” shall have the meaning as set forth in Section 1.3 of the Agreement.
“Employee Benefit Plan” means each pension, retirement, profit-sharing, deferred compensation, stock option, equity incentive, employee stock ownership, share purchase, severance pay, vacation, bonus, retention, change in control or other incentive plan, bank owned life insurance, split dollar or similar arrangements, medical, vision, dental or other health plan, any life insurance plan, flexible spending account, cafeteria plan, vacation, holiday, disability or any other employee benefit plan or fringe benefit plan, including any “employee benefit plan,” as that term is defined in Section 3(3) of ERISA and any other plan, fund, policy, program, practice, custom understanding or arrangement providing compensation or other benefits, whether or not such Employee Benefit Plan is or is intended to be (i) covered or qualified under the Code, ERISA or any other applicable Law, (ii) written or oral, (iii) funded or unfunded, (iv) actual or contingent or (v) arrived at through collective bargaining or otherwise.
“Environmental Laws” shall mean all Laws relating to pollution or protection of human health or the environment (including ambient air, surface water, ground water, land surface or subsurface strata) and which are administered, interpreted or enforced by the United States Environmental Protection Agency or state or local Governmental Authorities with jurisdiction over, and including common law in respect of, pollution or protection of the environment, including: (i) the Comprehensive Environmental Response Compensation and Liability Act, 42 U.S.C. §§9601 et seq. (“CERCLA”); (ii) the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act, 42 U.S.C. §§6901 et seq. (“RCRA”); (iii) the Emergency Planning and Community Right to Know Act (42 U.S.C. §§11001 et seq.); (iv) the Clean Air Act (42 U.S.C. §§7401 et seq.); (v) the Clean Water Act (33 U.S.C. §§1251 et seq.); (vi) the Toxic Substances Control Act (15 U.S.C. §§2601 et seq.); (vii) any state, county, municipal or local statutes, laws or ordinances similar or analogous to the federal statutes listed in parts (i)  — (vi) of this subparagraph; (viii) any amendments to the statutes, laws or ordinances listed in parts (i)  — (vi) of this subparagraph in existence on the date hereof, (ix) any rules, regulations, guidelines, directives, orders or the like adopted pursuant to or implementing the statutes, laws, ordinances and amendments listed in parts (i)  — (vii) of this subparagraph; and (x) any other Law, statute, ordinance, amendment, rule, regulation, guideline, directive, Order or the like now relating to environmental, health or safety matters and other Laws relating to emissions, discharges, releases, or threatened releases of any Hazardous Material, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of any Hazardous Material.
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“ERISA Affiliate” means any trade or business, whether or not incorporated, which together with a SB Entity would be treated as a single employer under Code Section 414(b), (c), (m), or (o).

“Exchange Act” means the Securities Exchange Act of 1934, and the rules and regulations promulgated thereunder.
“Exchange Act Documents” means all forms, proxy statements, registration statements, reports, schedules, and other documents, including all certifications and statements required by the Exchange Act or Section 906 of the Sarbanes-Oxley Act with respect to any report that is an Exchange Act Document, filed, or required to be filed, by a Party or any of its Subsidiaries with any Regulatory Authority pursuant to the Securities Laws.
“Exchange Agent” shall have the meaning as set forth in Section 3.2(a) of the Agreement.
“Exchange Fund” shall have the meaning as set forth in Section 3.2(a) of the Agreement
“Exchange Ratio” shall have the meaning as set forth in Section 3.1(a) of the Agreement.
“Extinguished Shares” shall have the meaning as set forth in Section 3.1(d) of the Agreement.
“FDIC” shall mean the Federal Deposit Insurance Corporation.
“Federal Reserve” shall mean the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of Richmond.
“GAAP” shall mean generally accepted accounting principles in the United States, consistently applied during the periods involved.
“Governmental Authority” shall mean any federal, state, local, foreign, or other court, board, body, commission, agency, authority or instrumentality, arbitral authority, self-regulatory authority, mediator, tribunal, including Regulatory Authorities and Taxing Authorities.
“Gross-Up Payment” shall have the meaning set forth in Section 4.15(k) of the Agreement.
“Group” shall have the meaning as set forth in Section 13(d) of the Exchange Act.
“Hazardous Material” shall mean any chemical, substance, waste, material, pollutant, or contaminant defined as or deemed hazardous or toxic or otherwise regulated under any Environmental Law, including RCRA hazardous wastes, CERCLA hazardous substances, and HSRA regulated substances, pesticides and other agricultural chemicals, oil and petroleum products or byproducts and any constituents thereof, urea formaldehyde insulation, lead in paint or drinking water, mold, asbestos, and polychlorinated biphenyls (PCBs): (i) any hazardous substance, hazardous material, hazardous waste, regulated substance, or toxic substance (as those terms are defined by any applicable Environmental Laws) and (ii) any chemicals, pollutants, contaminants, petroleum, petroleum products, or oil (and specifically shall include asbestos requiring abatement, removal, or encapsulation pursuant to the requirements of Environmental Law), provided, notwithstanding the foregoing or any other provision in this Agreement to the contrary, the words “Hazardous Material” shall not mean or include any such Hazardous Material used, generated, manufactured, stored, disposed of or otherwise handled in normal quantities in the ordinary course of business in compliance with all applicable Environmental Laws, or such that may be naturally occurring in any ambient air, surface water, ground water, land surface or subsurface strata.
“Indemnified Party” shall have the meaning as set forth in Section 7.12(a) of the Agreement.
“Individually Identifiable Personal Information” or “IIPI”shall have the meaning as set forth in Section 4.13(b) of the Agreement.
“Intellectual Property” means copyrights, patents, trademarks, service marks, service names, trade names, domain names, together with all goodwill associated therewith, registrations and applications therefor, technology rights and licenses, computer software (including any source or object codes therefor or documentation relating thereto), trade secrets, franchises, know-how, inventions, and other intellectual property rights.
“IRS” shall have the meaning as set forth in Section 4.15(b) of the Agreement.

“Joint Proxy Statement/Prospectus” shall have the meaning as set forth in Section 4.2(c) of the Agreement.
“Knowledge” as used with respect to a Person (including references to such Person being aware of a particular matter) means those facts that are known or should reasonably have been known after due inquiry of the records and employees of such Person by the chairman, president, chief financial officer, chief credit officer, or any senior or executive vice president of such Person without any further investigation.
“Law” means any code, law (including common law), ordinance, regulation, reporting or licensing requirement, rule, statute, regulation or Order applicable to a Person or its Assets, Liabilities or business, including those promulgated, interpreted or enforced by any Regulatory Authority.
“Liability” means any direct or indirect, primary or secondary, liability, indebtedness, obligation, penalty, cost or expense (including reasonable attorneys fees, costs of investigation, collection and defense), claim, deficiency, guaranty or endorsement of or by any Person (other than endorsements of notes, bills, checks, and drafts presented for collection or deposit in the ordinary course of business) of any type, whether accrued, absolute or contingent, liquidated or unliquidated, matured or unmatured, or otherwise.
“Lien” means any conditional sale agreement, default of title, easement, encroachment, encumbrance, hypothecation, infringement, lien, mortgage, pledge, reservation, restriction, security interest, title retention or other security arrangement, or any adverse right or interest, charge, or claim of any nature whatsoever of, on, or with respect to any property or any property interest, other than (i) Liens for current property Taxes not yet due and payable, and (ii) for any depository institution, pledges to secure public deposits and other Liens incurred in the ordinary course of the banking business.
“Litigation” means any action, arbitration, cause of action, lawsuit, claim, complaint, criminal prosecution, governmental or other examination or investigation, audit (other than regular audits of financial statements by outside auditors), compliance review, inspection, hearing, administrative or other proceeding relating to or affecting a Party, its business, its Assets or Liabilities (including Contracts related to Assets or Liabilities), or the transactions contemplated by this Agreement, but shall not include regular, periodic examinations of depository institutions and their Affiliates by Regulatory Authorities.
“Material” or “material” for purposes of this Agreement shall be determined in light of the facts and circumstances of the matter in question; provided, that any specific monetary amount stated in this Agreement shall determine materiality in that instance.
“Merger” shall have the meaning as set forth in the Recitals of the Agreement.
“Merger Consideration” shall have the meaning as set forth in Section 3.1(a) of the Agreement.
“NCBCA” shall have the meaning as set forth in Section 1.1 of this Agreement.
“Notice of Recommendation Change” shall have the meaning as set forth in Section 7.1(c) of the Agreement.
“Operating Properties” means all real property (including, without limitation, all buildings, fixtures, or other improvements located thereon) now, hereafter or heretofore owned, leased, operated, or used by SB or any of the SB Subsidiaries.
“Order” means any administrative decision or award, decree, injunction, judgment, order, quasi-judicial decision or award, directive, ruling, or writ of any Governmental Authority.
“Participation Facilities” means any facility in which SB or any of the SB Subsidiaries participates in the management and, where required by the context, said term means the owner or operator of such property.
“Party” means SB or Buyer, and “Parties” means both such Persons.
“Party in Interest” shall have the meaning as set forth in Section 4.15(f) of the Agreement.
“PBGC” shall have the meaning as set forth in Section 4.15(b) of the Agreement.

“Permit” means any federal, state, local, and foreign Governmental Authority approval, authorization, certificate, easement, filing, franchise, license, notice, permit, or right to which any Person is a party or that is or may be binding upon or inure to the benefit of any Person or its securities, Assets, or business, the absence of which or a Default under would constitute a Buyer or SB Material Adverse Effect, as the case may be.
“Person” means a natural person or any legal, commercial or Governmental Authority, such as, but not limited to, a corporation, general partnership, joint venture, limited partnership, limited liability company, limited liability partnership, trust, business association, group acting in concert, or any person acting in a representative capacity.
“Qualified Group” shall have the meaning as set forth in Section 5.7 of the Agreement.
“RCRA” shall have the meaning as set forth under the definition of “Environmental Laws” in this Section 10.1(a) of the Agreement.
“Registration Statement” shall have the meaning as set forth in Section 4.2(c) of the Agreement.
“Regulatory Authorities” means, collectively, the SEC, the Nasdaq Stock Market, FINRA, the North Carolina Commissioner of Banks, the FDIC, the Department of Justice, and the Federal Reserve, and all other federal, state, county, local, other Governmental Authorities, and self-regulatory authorities having jurisdiction over a Party or its Subsidiaries.
“Representative” means any investment banker, financial advisor, attorney, accountant, consultant, or other representative or agent of a Person.
“Requisite Buyer Shareholder Approval” shall have the meaning as set forth in Section 5.2(a) of the Agreement.
“Requisite SB Shareholder Approval” shall have the meaning as set forth in Section 4.2(a) of the Agreement.
“Retention Plan” shall have the meaning set forth in Section 7.10(b) of the Agreement.
“Rights” shall mean all arrangements, calls, commitments, Contracts, options, rights to subscribe to, scrip, warrants, or other binding obligations of any character whatsoever by which a Person is or may be bound to issue additional shares of its capital stock or other securities, securities or rights convertible into or exchangeable for, shares of the capital stock or other securities of a Person or by which a Person is or may be bound to issue additional shares of its capital stock or other Rights.
“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder.
“SB” shall have the meaning as set forth in the introduction of the Agreement.
“SB Benefit Plan(s)” shall have the meaning as set forth in Section 4.15(a) of the Agreement.
“SB Common Stock” means the common stock, par value $0.01 per share, of SB.
“SB Contracts” shall have the meaning as set forth in Section 4.16(a) of the Agreement.
“SB D&O Policy” shall have the meaning as set forth in Section 7.12(b) of the Agreement.
“SB Disclosure Memorandum” means the written information entitled “Select Bancorp, Inc. Disclosure Memorandum” delivered with this Agreement to Buyer and attached hereto.
“SB Entities” means, collectively, SB and all SB Subsidiaries.
“SB ERISA Plan” shall have the meaning as set forth in Section 4.15(a) of the Agreement.
“SB Exchange Act Reports” shall have the meaning as set forth in Section 4.5(a) of the Agreement.
“SB Financial Advisor” means Raymond James & Associates, Inc.

“SB Financial Statements” means (i) the consolidated balance sheets of SB as of December 31, 2020 and 2019, and the related statements of income, comprehensive income, changes in shareholders’ equity, and cash flows (including related notes and schedules, if any) for each of the three fiscal years ended December 31, 2020, 2019, and 2018 as filed by SB in Exchange Act Documents, and (ii) the consolidated balance sheets of SB (including related notes and schedules, if any) and related statements of income, comprehensive income, changes in shareholders’ equity, and cash flows (including related notes and schedules, if any) included in Exchange Act Documents, as amended, filed with respect to periods ended subsequent to December 31, 2020.
“SB Leased Real Properties” shall have the meaning as set forth in Section 4.10(f) of the Agreement.
“SB Material Adverse Effect” means an event, change or occurrence which, individually or together with any other event, change or occurrence, has had or is reasonably expected to have a material adverse effect on (i) the financial position, property, business, assets or results of operations of SB and its Subsidiaries, taken as a whole, or (ii) the ability of SB to perform its material obligations under this Agreement or to consummate the Merger or the other transactions contemplated by this Agreement, provided, that “SB Material Adverse Effect” shall not be deemed to include the effects of (A) changes in banking and other Laws of general applicability or interpretations thereof by Governmental Authorities, (B) changes in SEC, GAAP or regulatory accounting principles generally applicable to banks and their holding companies, (C) actions and omissions of SB (or any of its Subsidiaries) taken with the prior written Consent of Buyer in contemplation of the transactions contemplated hereby, (D) changes in economic conditions affecting financial institutions generally, including changes in interest rates, credit availability and liquidity, and price levels or trading volumes in securities markets, except to the extent the SB is materially and adversely affected in a disproportionate manner as compared to other comparable participants in the banking industry, (E) changes resulting from the announcement or pendency of the transactions contemplated by this Agreement, or (F) the direct effects of compliance with this Agreement on the operating performance of SB. “SB Material Adverse Effect” shall not be deemed to include any failure to meet analyst projections, in and of itself, or, in and of itself, or the trading price of the SB Common Stock (it being understood that the facts or occurrences giving rise or contributing to any such effect, change or development which affects or otherwise relates to the failure to meet analyst financial forecasts or the trading price, as the case may be, may be deemed to constitute, or be taken into account in determining whether there has been, or would reasonably be expected to be, a SB Material Adverse Effect).
“SB Options” shall have the meaning as set forth in Section 3.4(a) of the Agreement.
“SB Option Plans” shall have the meaning as set forth in Section 3.4(a) of the Agreement.
“SB Pension Plan” shall have the meaning as set forth in Section 4.15(a) of the Agreement.
“SB Realty” shall have the meaning as set forth in Section 4.10(e) of the Agreement.
“SB Regulatory Agreement” shall have the meaning as set forth in Section 4.22 of the Agreement.
“SB Recommendation” shall have the meaning as set forth in the Recitals of the Agreement.
“SB’s Shareholders’ Meeting” means the meeting of SB’s shareholders to be held pursuant to Section 7.1(a), including any adjournment or adjournments thereof.
“SB Subsidiaries” means the Subsidiaries of SB.
“SEC” means the United States Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, and the rules and regulations promulgated thereunder.
“Securities Laws” means the Securities Act, the Exchange Act, the Investment Company Act of 1940, the Investment Advisors Act of 1940, the Trust Indenture Act of 1939, and the rules and regulations of any Regulatory Authority promulgated thereunder.
“Subsidiaries” means all those corporations, banks, associations, or other entities of which the entity in question either (i) owns or controls 50% or more of the outstanding equity securities either directly or through an unbroken chain of entities as to each of which 50% or more of the outstanding equity securities is owned directly or indirectly by its parent (provided, there shall not be included any such entity the equity securities of which are owned or controlled in a fiduciary capacity), (ii) in the case of partnerships, serves as a general partner, (iii) in the case of a limited liability company, serves as a managing member, or (iv) otherwise has the ability to elect a majority of the directors, trustees or managing members thereof.
“Superior Proposal” means any Acquisition Proposal (on its most recently amended or modified terms, if amended or modified) (i) involving the acquisition of at least a majority of the outstanding equity interest in, or all or substantially all of the assets and liabilities of, SB Entities and (ii) with respect to which the board of directors of SB (A) determines in good faith that such Acquisition Proposal, if accepted, is reasonably likely to be consummated on a timely basis, taking into account all legal, financial, regulatory and other aspects of the Acquisition Proposal and the Person or Group making the Acquisition Proposal, and (B) determines in its good faith judgment (among other things, after consultation with the SB Financial Advisor (or such other financial advisor as SB may use)) to be more favorable to SB’s shareholders than the Merger taking into account all relevant factors (including whether, in the good faith judgment of the board of directors of SB, after consultation with the SB Financial Advisor (or such other financial advisor as SB may use), the Person or Group making such Acquisition Proposal is reasonably able to finance the transaction and close it timely, and any proposed changes to this Agreement that may be proposed by Buyer in response to such Acquisition Proposal).
“Support Agreements” shall have the meaning as set forth in the Recitals of the Agreement.
“Surviving Corporation” means Buyer as the surviving corporation resulting from the Merger.
“Takeover Laws” shall have the meaning as set forth in Section 4.23 of the Agreement.
“Tax” or “Taxes” means all taxes, charges, fees, levies, imposts, duties, or assessments, including income, gross receipts, excise, employment, sales, use, transfer, recording license, payroll, franchise, severance, documentary, stamp, occupation, windfall profits, environmental, federal highway use, commercial rent, customs duties, capital stock, paid-up capital, profits, withholding, Social Security, single business and unemployment, disability, real property, personal property, registration, ad valorem, value added, alternative or add-on minimum, estimated, or other taxes, fees, assessments or charges in the nature of a tax, imposed or required to be withheld by any Governmental Authority (domestic or foreign), including any interest, penalties, and additions imposed thereon or with respect thereto.
“Tax Return” means any report, return, information return, or other information supplied or required to be supplied to a Governmental Authority in connection with Taxes, including any return of an affiliated or combined or unitary group that includes a Party or its Subsidiaries, including any attachment or schedule thereto or amendment thereof.
“Taxing Authority” means the Internal Revenue Service and any other Governmental Authority responsible for the administration of any Tax.
“Tax Treatment” means the treatment of the Merger as a “reorganization” within the meaning of Section 368(a) of the Code.
“Termination Fee” shall have the meaning as set forth in Section 9.3(a) of the Agreement.
“WARN Act” shall have the meaning as set forth in Section 4.14(d) of the Agreement.
(b)   Any singular term in this Agreement shall be deemed to include the plural, and any plural term the singular. Whenever the words “include,” “includes” or “including” are used in this Agreement, they shall be deemed followed by the words “without limitation”, and such terms shall not be limited by enumeration or example. Any reference contained in this Agreement to specific statutory or regulatory provisions or to any specific governmental authority or agency shall include any successor statute or regulation or successor governmental authority or agency, as the case may be.

10.2   Expenses.
Each of the Parties shall bear and pay all direct costs and expenses incurred by it or on its behalf in connection with the transactions contemplated hereunder, including filing, registration and application fees, printing fees, and fees and expenses of its own financial or other consultants, investment bankers, accountants, and counsel, and which in the case of SB, shall be paid at Closing and prior to the Effective Time.
10.3   Brokers and Finders.
Except for the SB Financial Advisor as to SB and the Buyer Financial Advisor as to Buyer, each of the Parties represents and warrants that neither it nor any of its officers, directors, employees, or Affiliates has employed any broker or finder or incurred any Liability for any financial advisory fees, investment bankers’ fees, brokerage fees, commissions, or finders’ fees in connection with this Agreement or the transactions contemplated hereby. In the event of a claim by any broker or finder based upon such broker’s representing or being retained by or allegedly representing or being retained by SB or by Buyer, each of SB and Buyer, as the case may be, agrees to indemnify and hold the other Party harmless from any Liability in respect of any such claim. SB shall pay all amounts due under its engagement agreement with the SB Financial Advisor at Closing and prior to the Effective Time. Section 4.24 of the SB Disclosure Memorandum includes a copy of such engagement letter and a listing of the fees expected to be due thereunder at Closing.
10.4   Entire Agreement.
Except as otherwise expressly provided herein, this Agreement (including the documents and instruments referred to herein) constitutes the entire agreement between the Parties with respect to the transactions contemplated hereunder and supersedes all prior arrangements or understandings with respect thereto, written or oral. Nothing in this Agreement expressed or implied, is intended to confer upon any Person, other than the Parties or their respective successors, any Rights, remedies, obligations, or liabilities under or by reason of this Agreement other than as provided in Section 7.12.
10.5   Amendments.
To the extent permitted by Law, and subject to Section 1.4, this Agreement may be amended by a subsequent writing signed by each of the Parties upon the approval of each of the Parties, whether before or after shareholder approval of this Agreement has been obtained; provided, that after any such approval by the holders of SB Common Stock, there shall be made no amendment that reduces or modifies in any respect the consideration to be received by holders of SB Common Stock.
10.6   Waivers.
(a)   Prior to or at the Effective Time, Buyer, acting through its board of directors, chief executive officer, or other authorized officer, shall have the right to waive any Default in the performance of any term of this Agreement by SB, to waive or extend the time for the compliance or fulfillment by SB of any and all of its obligations under this Agreement, and to waive any or all of the conditions precedent to the obligations of Buyer under this Agreement, except any condition which, if not satisfied, would result in the violation of any Law. No such waiver shall be effective unless in writing signed by a duly authorized officer of Buyer.
(b)   Prior to or at the Effective Time, SB, acting through its board of directors, chief executive officer, or other authorized officer, shall have the right to waive any Default in the performance of any term of this Agreement by Buyer, to waive or extend the time for the compliance or fulfillment by Buyer of any and all of its obligations under this Agreement, and to waive any or all of the conditions precedent to the obligations of SB under this Agreement, except any condition which, if not satisfied, would result in the violation of any Law. No such waiver shall be effective unless in writing signed by a duly authorized officer of SB.
(c)   The failure of any Party at any time or times to require performance of any provision hereof shall in no manner affect the right of such Party at a later time to enforce the same or any other provision of this Agreement. No waiver of any condition or of the breach of any term contained in this Agreement in one or more instances shall be deemed to be or construed as a further or continuing waiver of such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement.

10.7   Assignment.
Except as expressly contemplated hereby, neither this Agreement nor any of the Rights, interests or obligations hereunder shall be assigned by any Party hereto (whether by operation of Law, including by merger or consolidation, or otherwise) without the prior written Consent of the other Party. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.
10.8   Notices.
All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered by hand, by facsimile transmission, properly addressed electronic mail delivery (with confirmation of delivery receipt), by registered or certified mail (postage pre-paid), or by courier or overnight carrier, to the persons at the addresses set forth below (or at such other address as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered or refused:
Buyer:
First Bancorp
300 SW Broad Street
Southern Pines, North Carolina 28387
Attn: Michael G. Mayer
Email: mmayer@localfirstbank.com

Copy to Counsel:
Brooks, Pierce, McLendon, Humphrey & Leonard, L.L.P.
Suite 2000
Renaissance Plaza
230 North Elm Street
Greensboro, North Carolina 27401
Attn: Robert A. Singer, Esq.
Email: rsinger@brookspierce.com

SB:
Select Bancorp, Inc.
700 West Cumberland Street
Dunn, North Carolina 28334
Attention: William L. Hedgepeth II
Email: billh@selectbank.com

Copy to Counsel:
Wyrick Robbins Yates & Ponton LLP
4101 Lake Boone Trail, Suite 300
Raleigh, North Carolina 27607
Attention: Todd H. Eveson, Esq.
Email: TEveson@wyrick.com

10.9   Governing Law.
Regardless of any conflict of law or choice of law principles that might otherwise apply, the Parties agree that this Agreement shall be governed by and construed in all respects in accordance with the laws of the State of North Carolina.
10.10   Counterparts.
This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
10.11   Captions; Articles and Sections.
The captions contained in this Agreement are for reference purposes only and are not part of this Agreement. Unless otherwise indicated, all references to particular Articles or Sections shall mean and refer to the referenced Articles and Sections of this Agreement.

10.12   Interpretations.
(a)   Neither this Agreement nor any uncertainty or ambiguity herein shall be construed or resolved against any Party, whether under any rule of construction or otherwise. No Party to this Agreement shall be considered the draftsman. The Parties acknowledge and agree that this Agreement has been reviewed, negotiated, and accepted by all Parties and their attorneys and shall be construed and interpreted according to the ordinary meaning of the words used so as fairly to accomplish the purposes and intentions of all Parties hereto.
(b)   No disclosure, representation, or warranty shall be required to be made (or any other action taken) pursuant to this Agreement that would involve the disclosure of confidential supervisory information of a Governmental Authority by any Party hereto to the extent prohibited by applicable Law, and to the extent legally permissible, appropriate substitute disclosures or actions shall be made or taken under circumstances in which the limitations of this sentence apply.
10.13   Enforcement of Agreement.
The Parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity.
10.14   Severability.
Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.
[signatures appear on next page]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be executed on its behalf by its duly authorized officers as of the day and year first above written.
FIRST BANCORP
By:

Michael G. Mayer
President
SELECT BANCORP, INC.
By:

William L. Hedgepeth II
President and Chief Executive Officer
[Signature Page to Agreement and Plan of Merger and Reorganization]

EXHIBIT A
FORM OF BANK MERGER AGREEMENT
AGREEMENT AND PLAN OF MERGER
THIS AGREEMENT AND PLAN OF MERGER (the “Agreement”) is made and entered into as of this 1st day of June, 2021, by and between First Bank, a North Carolina bank (“Buyer Bank”), and Select Bank & Trust Company, a North Carolina bank (the “Bank”, and together with Buyer Bank, the “Constituent Banks”).
WITNESSETH:
WHEREAS, Select Bancorp, Inc., a North Carolina corporation (“SB”), and First Bancorp, a North Carolina corporation (“Buyer”), entered into that certain Agreement and Plan of Merger and Reorganization dated as of the date hereof (the “Merger Agreement”), which provides for the merger of SB with and into Buyer (the “Buyer Merger”);
WHEREAS, the respective boards of directors of the Constituent Banks deem it advisable and in the best interests of each such bank and its shareholders that Bank merge with and into Buyer Bank, with Buyer Bank being the surviving bank; and
WHEREAS, the respective boards of directors of the Constituent Banks, by resolutions duly adopted, have unanimously approved and adopted this Agreement and directed that it be submitted to the sole shareholder of each of Bank and Buyer Bank for their approval.
NOW, THEREFORE, in consideration of the above and the mutual warranties, representations, covenants, and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Parties, intending to be legally bound, agree as follows:
1.   Merger.
Pursuant to and with the effects provided in the applicable provisions of Chapter 53C of the North Carolina General Statutes (the “North Carolina General Statutes”), Bank (sometimes referred to as the “Merged Bank”) shall be merged with and into Buyer Bank (the “Bank Merger”). Buyer Bank shall be the surviving bank (the “Surviving Bank”) and shall continue under the name “First Bank.” At the Effective Time (as defined herein) of the Bank Merger, the individual existence of the Merged Bank shall cease and terminate.
2.   Actions to be Taken.
The acts and things required to be done by the North Carolina General Statutes in order to make this Agreement effective, including the submission of this Agreement to the shareholders of the Constituent Banks and the filing of the articles of merger relating hereto in the manner provided in said North Carolina General Statutes, shall be attended to and done by the proper officers of the Constituent Banks with the assistance of counsel as soon as practicable.
3.   Effective Time.
The Bank Merger shall be effective upon the approval of this Agreement by the shareholder of Merged Bank and the filing of the articles of merger in the manner provided in the North Carolina General Statutes (the “Effective Time”). The Bank Merger shall not be effective prior to the effective time of the Buyer Merger.
4.   Articles of Incorporation and Bylaws of the Surviving Bank.
(a)   The articles of incorporation of Buyer Bank, as heretofore amended, as in effect at the Effective Time shall be the articles of incorporation of the Surviving Bank.
(b)   Until altered, amended or repealed, as therein provided, the bylaws of Buyer Bank as in effect at the Effective Time shall be the bylaws of the Surviving Bank.

5.   Directors and Officers.
The directors and officers of the Surviving Bank as of the Effective Time shall be the directors and officers of Buyer Bank immediately prior to the Effective Time, and shall hold office from the Effective Time, together with such additional persons as may thereafter be appointed, until their respective successors are duly elected or appointed and qualified.
6.   Cancellation of Shares of Merged Bank; Capital Structure of the Surviving Bank.
(a)   At the Effective Time, each share of the Merged Bank’s common stock, $5.00 par value per share (“Bank Stock”) outstanding at the Effective Time shall be cancelled.
(b)   At the Effective Time, each share of the Surviving Bank issued and outstanding immediately prior to the Effective Time shall remain outstanding.
7.   Termination of Separate Existence.
At the Effective Time, the separate existence of the Merged Bank shall cease and the Surviving Bank shall possess all of the rights, privileges, immunities, powers and franchises, as well of a public nature as of a private nature, of each of the Constituent Banks; and all property, real, personal and mixed, and all debts due on whatever account, and all other choses in action, and all and every other interest of or belonging to or due to each of the Constituent Banks shall be taken and deemed to be vested in the Surviving Bank without further act or deed, and the title to any real estate or any interest therein, vested in either of the Constituent Banks shall not revert or be in any way impaired by reason of the Bank Merger. The Surviving Bank shall thenceforth be responsible and liable for all the liabilities, obligations and penalties of each of the Constituent Banks; and any claim existing or action or proceeding, civil or criminal, pending by or against either of said Constituent Banks may be prosecuted as if the Bank Merger had not taken place, or the Surviving Bank may be substituted in its place, and any judgment rendered against either of the Constituent Banks may thenceforth be enforced against the Surviving Bank; and neither the rights of creditors nor any liens upon the property of either of the Constituent Banks shall be impaired by the Bank Merger.
8.   Further Assignments.
If at any time the Surviving Bank shall consider or be advised that any further assignments or assurances in law or any other things are necessary or desirable to vest in said bank, according to the terms hereof, the title to any property or rights of the Merged Bank, the proper officers and directors of the Merged Bank shall and will execute and make all such proper assignments and assurances and do all things necessary and proper to vest title in such property or rights in the Surviving Bank, and otherwise to carry out the purposes of this Agreement.
9.   Condition Precedent to Consummation of the Merger.
This Agreement is subject to, and consummation of the Bank Merger is conditioned upon, the consummation of the Buyer Merger and the fulfillment as of the Effective Time of approval of this Agreement by the affirmative vote of Buyer, as sole shareholder of Buyer Bank, and SB, as sole shareholder of Bank.
10.   Termination.
This Agreement may be terminated and the Bank Merger abandoned at any time before or after adoption of this Agreement by the directors of either of the Constituent Banks, notwithstanding favorable action on the Bank Merger by the shareholder of the Merged Bank, but not later than the issuance of the certificate of merger by the Secretary of State of North Carolina with respect to the Bank Merger in accordance with the provisions of the North Carolina General Statutes, as applicable. This Agreement shall automatically be terminated upon any termination of the Merger Agreement.
11.   Counterparts; Title; Headings.
This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. The title of this Agreement and the headings herein set out are for the convenience of reference only and shall not be deemed a part of this Agreement.

12.   Amendments; Additional Agreements.
At any time before or after approval and adoption by the shareholder of the Bank, this Agreement may, by written instrument executed by the Constituent Banks, be modified, amended or supplemented by additional agreements, articles or certificates as may be determined in the judgment of the respective board of directors of the Constituent Banks to be necessary, desirable or expedient to further the purposes of this Agreement, to clarify the intention of the Parties, to add to or modify the covenants, terms or conditions contained herein or to effectuate or facilitate any governmental approval of the Bank Merger or this Agreement, or otherwise to effectuate or facilitate the consummation of the transactions contemplated hereby.
[signatures appear on next page]

IN WITNESS WHEREOF, the Constituent Banks have each caused this Agreement to be executed on their respective behalves and their respective bank seals to be affixed hereto as of the day and year first above written.
FIRST BANK
By:

Michael G. Mayer
Chief Executive Officer
SELECT BANK & TRUST COMPANY
By:

William L. Hedgepeth II
President and Chief Executive Officer
[Signature Page Bank Merger Agreement]

EXHIBIT B
FORM OF SUPPORT AGREEMENT
June 1, 2021
First Bancorp
300 SW Broad Street
Southern Pines, NC 28387
Ladies and Gentlemen:
The undersigned is a director and/or an officer of Select Bancorp, Inc. (“SB”) and the beneficial holder of shares of common stock of SB (the “SB Common Stock”).
First Bancorp (“Buyer”) and SB are considering the execution of an Agreement and Plan of Merger and Reorganization (the “Agreement”) contemplating the acquisition of SB through the merger of SB with and into Buyer (the “Merger”). The execution of the Agreement by Buyer is subject to the execution and delivery of this letter agreement.
In consideration of the substantial expenses that Buyer will incur in connection with the transactions contemplated by the Agreement and to induce Buyer to execute the Agreement and to proceed to incur such expenses, the undersigned agrees and undertakes, in his or her capacity as a shareholder of SB, and not in his or her capacity as a director or officer of SB, as follows:
1.   While this letter agreement is in effect, the undersigned shall not, directly or indirectly: (a) solicit, initiate, or encourage, induce or knowingly facilitate, the making, submission, or announcement of any proposal that constitutes an Acquisition Proposal (as defined in the Agreement); (b) participate in any discussions (except to notify a third party of the existence of restrictions provided in Section 7.3 of the Agreement) or negotiations regarding, or disclose or provide any nonpublic information with respect to, or knowingly take any other action to facilitate any inquiries or the making of any proposal that constitutes an Acquisition Proposal (as defined in the Agreement); or (c) propose or agree to do any of the foregoing.
2.   While this letter agreement is in effect, the undersigned shall vote all of the shares of SB Common Stock for which the undersigned has sole voting authority and shall use his or her best efforts to cause to be voted all shares of SB Common Stock for which the undersigned has shared voting authority, in each case whether such shares are beneficially owned or owned by the undersigned as the record holder (and shall include shares held in plans for the benefit of the undersigned as to which he or she may direct the voting of such shares), but excluding shares of SB Common Stock as to which the undersigned has a fiduciary relationship, and whether such shares are beneficially owned by the undersigned on the date of this letter agreement or are subsequently acquired: (a) for the approval of the Agreement and the Merger at SB’s Shareholders’ Meeting (as defined in the Agreement); and (b) against any Acquisition Proposal (as defined in the Agreement).
3.   While this letter agreement is in effect, the undersigned shall not, directly or indirectly, except with the prior approval of Buyer: (a) sell or otherwise dispose of (other than in connection with the payment of the exercise price of outstanding options to purchase shares of SB Common Stock or in connection with satisfying tax obligations or withholdings upon the exercise of options) encumber (other than in connection with an ordinary bank loan) prior to the record date of SB’s Shareholders’ Meeting (as defined in the Agreement) any or all of his or her shares of SB Common Stock, or (b) deposit any shares of SB Common Stock into a voting trust or enter into a voting agreement or arrangement with respect to any shares of SB Common Stock or grant any proxy with respect thereto, other than for the purpose of voting to approve the Agreement and the Merger and matters related thereto.
4.   The undersigned acknowledges and agrees that any remedy at law for breach of the foregoing provisions shall be inadequate and that, in addition to any other relief which may be available, Buyer shall be entitled to temporary and permanent injunctive relief without having to prove actual damages.

5.   The foregoing restrictions shall not apply to shares with respect to which the undersigned may have voting power as a fiduciary for others. In addition, this letter agreement shall only apply to actions taken by the undersigned in his or her capacity as a shareholder of SB and, if applicable, shall not in any way limit or affect actions the undersigned may take in his or her capacity as a director or officer of SB.
6.   This letter agreement, and all rights and obligations of the parties hereunder, shall terminate upon the first to occur of (a) the Effective Time of the Merger, (b) an Adverse Recommendation Change (as defined in the Merger Agreement), or (c) the date upon which the Merger Agreement is terminated in accordance with its terms, in which event the provisions of this letter agreement shall terminate.
7.   As of the date hereof, the undersigned has voting power (sole or shared) with respect to the number of shares of SB Common Stock set forth below.
[signatures appear on next page]

IN WITNESS WHEREOF, the undersigned has executed this agreement as of the date first above written.
Very truly yours,

Print Name
Number of shares beneficially owned with sole
voting authority:
Number of shares beneficially owned with shared
voting authority:
Accepted and agreed to as of
the date first above written:
FIRST BANCORP

By: Michael G. Mayer
Its: President
[Signature Page to Support Agreement]

Annex B
May 28, 2021
Board of Directors
Select Bancorp, Inc.
700 West Cumberland Street
Dunn, NC 28334
Members of the Board of Directors:
We understand that First Bancorp and Select Bancorp, Inc. (the “Company”), propose to enter into the Agreement (defined below) pursuant to which, among other things, the Company will be merged with and into First Bancorp with First Bancorp as the surviving corporation (the “Transaction”) and that, in connection with the Transaction, each outstanding share of common stock, par value $1.00 per share, of the Company (the “Common Shares”), other than Extinguished Shares (as defined in the Agreement), will be converted into the right to receive 0.408 shares of First Bancorp common stock (the “Merger Consideration”). The Board of Directors of the Company (the “Board”) has requested that Raymond James & Associates, Inc. (“Raymond James”) provide an opinion (the “Opinion”) to the Board as to whether, as of the date hereof, the Merger Consideration to be received by the holders of the Common Shares (other than Extinguished Shares) in the Transaction pursuant to the Agreement is fair from a financial point of view to the holders of the Common Shares (other than Extinguished Shares). For purposes of this Opinion, and with your consent, we have assumed that as of the date of this Opinion there are approximately 17.2 million Common Shares issued and outstanding of the Company and approximately 28.5 million shares of common stock of First Bancorp issued and outstanding.
In connection with our review of the proposed Transaction and the preparation of this Opinion, we have, among other things:
1.
reviewed the financial terms and conditions as stated in the draft of the Agreement and Plan of Merger and Reorganization electronically distributed to the working group by counsel to First Bancorp on May 27, 2021 (the “Agreement”);

2.
reviewed certain information related to the historical condition and prospects of the Company and First Bancorp, as made available to Raymond James by or on behalf of the Company, including, but not limited to, (a) financial projections for each of the Company and First Bancorp certified by the management of the Company (together, the “Projections”) and (b) certain forecasts and estimates of potential cost savings, operating efficiencies, revenue effects, and other pro forma financial adjustments expected to result from the Transaction, which were authorized and reviewed by the management the Company (the “Pro Forma Financial Adjustments”);

3.
reviewed the Company’s and First Bancorp’s (a) audited consolidated financial statements for the years ended December 31, 2020, December 31, 2019 and December 31, 2018; and (b) unaudited consolidated financial statements for the three month period ended March 31, 2021;

4.
reviewed the Company’s and First Bancorp’s recent public filings and certain other publicly available information regarding the Company and First Bancorp;

5.
reviewed the financial and operating performance of the Company and First Bancorp and those of other selected public companies that we deemed to be relevant;

6.
considered certain publicly available financial terms of certain transactions we deemed to be relevant;

7.
reviewed the current and historical market prices and trading volume for the Company’s Common Shares and for First Bancorp’s common shares, and the current market prices of the publicly traded securities of certain other companies that we deemed to be relevant;

8.
conducted such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate;

9.
received a certificate addressed to Raymond James from a member of senior management of the Company regarding, among other things, the accuracy of the information, data and other materials (financial or otherwise) provided to, or discussed with, Raymond James by or on behalf of the Company; and

10.
discussed with members of the senior management of the Company and First Bancorp certain information relating to the aforementioned and any other matters which we have deemed relevant to our inquiry including, but not limited to, the past and current business operations of the Company and First Bancorp and the financial condition, future prospects and operations of the Company and First Bancorp, respectively.

With your consent, we have assumed and relied upon the accuracy and completeness of all information supplied by or on behalf of the Company or otherwise reviewed by or discussed with us, and we have undertaken no duty or responsibility to, nor did we, independently verify any of such information. We have not made or obtained an independent appraisal of the assets or liabilities (contingent or otherwise) of the Company or First Bancorp. We are not experts in generally accepted accounting principles (“GAAP”) or the evaluation of loan and lease portfolios for purposes of assessing the adequacy of the allowances for loan and lease losses or any other reserves of each of the Company and First Bancorp; accordingly, we have assumed that such allowances and reserves are in the aggregate adequate to cover such losses. With respect to the Projections, Pro Forma Financial Adjustments, and any other information and data provided to or otherwise reviewed by or discussed with us, we have, with your consent, assumed that the Projections and such other information and data have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of management of the Company and First Bancorp, and we have relied upon the Company to advise us promptly if any information previously provided became inaccurate or was required to be updated during the period of our review. We express no opinion with respect to the Projections, Pro Forma Financial Adjustments, or the assumptions on which they are based. We have assumed that the final form of the Agreement will be substantially similar to the draft reviewed by us, and that the Transaction will be consummated in accordance with the terms of the Agreement without waiver or amendment of any conditions thereto and without adjustment to the Merger Consideration (as defined in the Agreement). Furthermore, we have assumed, in all respects material to our analysis, that the representations and warranties of each party contained in the Agreement are true and correct and that each such party will perform all of the covenants and agreements required to be performed by it under the Agreement without being waived. We have relied upon and assumed, without independent verification, that (i) the Transaction will be consummated in a manner that complies in all respects with all applicable international, federal and state statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Transaction will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have an effect on the Transaction or the Company that would be material to our analyses or this Opinion.
As contemplated by the Agreement, we have assumed that the Transaction will qualify as a “reorganization” under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the regulations and formal guidance issued thereunder.
Our opinion is based upon market, economic, financial and other circumstances and conditions existing and disclosed to us as of May 27, 2021, and any material change in such circumstances and conditions would require a reevaluation of this Opinion, which we are under no obligation to undertake. We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading in any material respect.
We express no opinion as to the underlying business decision to effect the Transaction, the structure or tax consequences of the Transaction or the availability or advisability of any alternatives to the Transaction.

We provided advice to the Company with respect to the proposed Transaction. We did not, however, recommend any specific amount of consideration or that any specific consideration constituted the only appropriate consideration for the Transaction. We did not solicit indications of interest with respect to a transaction involving the Company nor did we advise the Company with respect to its strategic alternatives. This letter does not express any opinion as to the likely trading range of First Bancorp’s stock following the Transaction, which may vary depending on numerous factors that generally impact the price of securities or on the financial condition of First Bancorp at that time. Our opinion is limited to the fairness as of the date of this letter, from a financial point of view, of the Merger Consideration to be received by the holders of the Common Shares (other than Extinguished Shares).
As the Board is aware, there is significant uncertainty as to the potential direct and indirect business, financial, legal, economic and social implications and consequences of the coronavirus and associated illnesses and the actions and measures that countries, governments, regulatory agencies, central banks, international financing and funding organizations, stock markets, businesses and individuals have taken and may take to address the coronavirus and associated illnesses including, without limitation, those actions and measures pertaining to fiscal or monetary policies, legal and regulatory matters and the credit, financial and stock markets (collectively, the “Pandemic Effects”). Raymond James expresses no opinion or view as to the potential impact of the Pandemic Effects on our analysis, this Opinion, the Transaction, First Bancorp, the Company or the value of the Merger Consideration after the date hereof.
As the Board is also aware, the credit, financial and stock markets have been experiencing and do experience unusual volatility from time to time and Raymond James expresses no opinion or view as to any potential effects of such volatility on the Transaction, First Bancorp, or the Company. This Opinion does not purport to address potential developments in any such credit, financial and stock markets on the value of the Merger Consideration after the date hereof.
We express no opinion with respect to any other reasons, legal, business, or otherwise, that may support the decision of the Board of Directors to approve or consummate the Transaction. Furthermore, no opinion, counsel or interpretation is intended by Raymond James on matters that require legal, accounting or tax advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources. Furthermore, we have relied, with the consent of the Board, on the fact that the Company has been assisted by legal, accounting and tax advisors and we have, with the consent of the Board, relied upon and assumed the accuracy and completeness of the assessments by the Company and its advisors as to all legal, accounting and tax matters with respect to the Company and the Transaction, including, without limitation, that the Transaction will qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.
In formulating our opinion, we have considered only what we understand to be the Merger Consideration to be received by the holders of Common Shares as is described above and we did not consider and we express no opinion on the fairness of the amount or nature of any compensation to be paid or payable to any of the Company’s officers, directors or employees, or class of such persons, whether relative to the compensation received by the holders of the Common Shares or otherwise. We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (1) the fairness of the Transaction to the holders of any class of securities, creditors, or other constituencies of the Company, or to any other party, except and only to the extent expressly set forth in the last sentence of this Opinion or (2) the fairness of the Transaction to any one class or group of the Company’s or any other party’s security holders or other constituencies vis-à-vis any other class or group of the Company’s or such other party’s security holders or other constituents (including, without limitation, the allocation of any consideration to be received in the Transaction amongst or within such classes or groups of security holders or other constituents). We are not expressing any opinion as to the impact of the Transaction on the solvency or viability of the Company or First Bancorp or the ability of the Company or First Bancorp to pay their respective obligations when they come due.
The delivery of this opinion was approved by an opinion committee of Raymond James.
Raymond James has been engaged to render financial advisory services to the Company in connection with the proposed Transaction and will receive a fee for such services, a substantial portion of which is contingent upon consummation of the Transaction. Raymond James will also receive a fee upon the delivery of this Opinion, which is not contingent upon the successful completion of the Transaction or on the conclusion reached herein. In addition, the Company has agreed to reimburse certain of our expenses and to indemnify us against certain liabilities arising out of our engagement.
In the ordinary course of our business, Raymond James may trade in the securities of the Company and First Bancorp for our own account or for the accounts of our customers and, accordingly, may at any time hold a long or short position in such securities. In the two years preceding the date of this Opinion letter, (i) Raymond James has engaged in certain fixed income trading activity with Select Bank & Trust Company, a subsidiary of the Company, for which it has earned income, (ii) Raymond James has conducted certain share repurchases on behalf of the Company, for which it has earned fees, and (iii) Raymond James has engaged in certain fixed income trading activity with First Bank, a subsidiary of First Bancorp, for which it has earned income. Furthermore, Raymond James may provide investment banking, financial advisory and other financial services to the Company, First Bancorp and other participants in the Transaction in the future, for which Raymond James may receive compensation.
It is understood that this letter is for the information of the Board of Directors of the Company (solely in each director’s capacity as such) in evaluating the proposed Transaction and does not constitute a recommendation to the Board of Directors or any shareholder of the Company or First Bancorp regarding how any director or shareholder of First Bancorp or the Company should act or vote with respect to the proposed Transaction or any other matter. Furthermore, this letter should not be construed as creating any fiduciary duty on the part of Raymond James to any such party. This Opinion may not be disclosed, reproduced, quoted, summarized, referred to at any time, in any manner, or used for any other purpose, nor shall any references to Raymond James or any of its affiliates be made, without our prior written consent, except that this Opinion may be disclosed in and filed with a joint proxy statement/prospectus used in connection with the Transaction that is required to be filed with the Securities and Exchange Commission, provided that this Opinion is quoted in full in such joint proxy statement/prospectus, along with a description, reasonably satisfactory to us.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Merger Consideration to be received by the holders of the Common Shares (other than Extinguished Shares) in the Transaction pursuant to the Agreement is fair, from a financial point of view, to the holders of the Common Shares (other than Extinguished Shares).
Very truly yours,
RAYMOND JAMES & ASSOCIATES, INC.

Annex C
June 1, 2021
The Board of Directors
First Bancorp
300 SW Broad Street
Southern Pines, NC 28387
Members of the Board:
You have requested the opinion of Keefe, Bruyette & Woods, Inc. (“KBW” or “we”) as investment bankers as to the fairness, from a financial point of view, to First Bancorp (“First Bancorp”) of the Exchange Ratio (as defined below) in the proposed merger (the “Merger”) of Select Bancorp, Inc. (“Select”) with and into First Bancorp, pursuant to the Agreement and Plan of Merger and Reorganization (the “Agreement”) to be entered into by and between First Bancorp and Select. Pursuant to the Agreement and subject to the terms, conditions and limitations set forth therein, at the Effective Time (as defined in the Agreement), by virtue of the Merger and without any action on the part of First Bancorp or Select, each share of common stock, par value $0.01 per share, of Select (“Select Common Stock”) issued and outstanding immediately prior to the Effective Time (other than the Extinguished Shares (as defined in the Agreement)) shall be converted into the right to receive 0.408 of a share of common stock, no par value per share, of First Bancorp (“First Bancorp Common Stock”). The ratio of 0.408 of a share of First Bancorp Common Stock for one share of Select Common Stock is referred to herein as the “Exchange Ratio.” The terms and conditions of the Merger are more fully set forth in the Agreement.
The Agreement further provides that, at or following the Effective Time, Select Bank & Trust Company, a wholly-owned subsidiary of Select (“Select”), will merge with and into First Bank, a wholly-owned subsidiary of First Bancorp, pursuant to a separate agreement and plan of merger to be entered into between Select Bank and First Bank (such transaction, the “Bank Merger”).
KBW has acted as financial advisor to First Bancorp and not as an advisor to or agent of any other person. As part of our investment banking business, we are continually engaged in the valuation of bank and bank holding company securities in connection with acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for various other purposes. As specialists in the securities of banking companies, we have experience in, and knowledge of, the valuation of banking enterprises. Further to a certain existing sales and trading relationship between First Bancorp and KBW and otherwise in the ordinary course of KBW’s and its affiliates’ broker-dealer businesses, KBW and its affiliates may from time to time purchase securities from, and sell securities to, First Bancorp and Select. In addition, as market makers in securities, we and our affiliates may from time to time have a long or short position in, and buy or sell, debt or equity securities of First Bancorp or Select for our and their own accounts and for the accounts of our and their respective customers and clients. We have acted exclusively for the board of directors of First Bancorp (the “Board”) in rendering this opinion and will receive a fee from First Bancorp for our services. A portion of our fee is payable upon the rendering of this opinion, and a significant portion is contingent upon the successful completion of the Merger. In addition, First Bancorp has agreed to indemnify us for certain liabilities arising out of our engagement.
Other than in connection with this present engagement, in the past two years, KBW has not provided investment banking or financial advisory services to First Bancorp. In the past two years, KBW has not provided investment banking or financial advisory services to Select. We may in the future provide investment banking and financial advisory services to First Bancorp or Select and receive compensation for such services.
In connection with this opinion, we have reviewed, analyzed and relied upon material bearing upon the financial and operating condition of First Bancorp and Select and bearing upon the Merger, including among other things, the following: (i) a draft of the Agreement dated May 26, 2021 (the most recent draft made available to us); (ii) the audited financial statements and the Annual Reports on Form 10-K for the three fiscal years ended December 31, 2020 of First Bancorp; (iii) the unaudited quarterly financial statements and the Quarterly Report on Form 10Q for the quarter ended March 31, 2021 of First Bancorp; (iv) the audited financial statements and the Annual Reports on Form 10-K for the three fiscal years ended December 31, 2020 of Select; (v) the unaudited quarterly financial statements and the Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 of Select; (vi) certain regulatory filings of First Bancorp and Select and their respective subsidiaries, including, as applicable, the quarterly reports on Form FR Y-9C, Form FR Y-9SP, and quarterly call reports filed with respect to each quarter during the three-year period ended December 31, 2020 as well as the quarter ended March 31, 2021; (vii) certain other interim reports and other communications of First Bancorp and Select to their respective shareholders; and (viii) other financial information concerning the respective businesses and operations of First Bancorp and Select furnished to us by First Bancorp and Select or which we were otherwise directed to use for purposes of our analysis. Our consideration of financial information and other factors that we deemed appropriate under the circumstances or relevant to our analyses included, among others, the following: (i) the historical and current financial position and results of operations of First Bancorp and Select; (ii) the assets and liabilities of First Bancorp and Select; (iii) the nature and terms of certain other merger transactions and business combinations in the banking industry; (iv) a comparison of certain financial and stock market information of First Bancorp and Select with similar information for certain other companies, the securities of which are publicly traded; (v) financial and operating forecasts and projections of Select that were prepared by Select management and then adjusted by First Bancorp management, provided to and discussed with us by the management of First Bancorp, and used and relied upon by us based on such discussions, at the direction of First Bancorp management and with the consent of the Board; (vi) publicly available consensus “street estimates” of First Bancorp, as well as assumed First Bancorp long-term growth rates provided to us by First Bancorp management, all of which information was discussed with us by such management and used and relied upon by us at the direction of such management and with the consent of the Board; and (vii) estimates regarding certain pro forma financial effects of the Merger on First Bancorp (including without limitation the cost savings and related expenses expected to result or be derived from the Merger) that were prepared by First Bancorp management, provided to and discussed with us by such management, and used and relied upon by us at the direction of such management and with the consent of the Board. We have also performed such other studies and analyses as we considered appropriate and have taken into account our assessment of general economic, market and financial conditions and our experience in other transactions, as well as our experience in securities valuation and knowledge of the banking industry generally. We have also participated in discussions held by the managements of First Bancorp and Select regarding the past and current business operations, regulatory relations, financial condition and future prospects of their respective companies and such other matters as we have deemed relevant to our inquiry.
In conducting our review and arriving at our opinion, we have relied upon and assumed the accuracy and completeness of all of the financial and other information that was provided to us or that was publicly available and we have not independently verified the accuracy or completeness of any such information or assumed any responsibility or liability for such verification, accuracy or completeness. We have relied upon First Bancorp management as to the reasonableness and achievability of the financial and operating forecasts and projections of Select (as adjusted by such management), the publicly available consensus “street estimates” of First Bancorp, the assumed First Bancorp long-term growth rates, and the estimates regarding certain pro forma financial effects of the Merger on First Bancorp (including, without limitation, the cost savings and related expenses expected to result or be derived from the Merger), all as referred to above (and the assumptions and bases for all such information), and we have assumed that all such information has been reasonably prepared and represents, or in the case of the publicly available consensus “street estimates” of First Bancorp referred to above that such estimates are consistent with, the best currently available estimates and judgments of First Bancorp management and that the forecasts, projections and estimates reflected in such information will be realized in the amounts and in the time periods currently estimated.
It is understood that the portion of the foregoing financial information of First Bancorp and Select that was provided to us was not prepared with the expectation of public disclosure and that all of the foregoing financial information, including the publicly available consensus “street estimates” of First Bancorp referred to above, is based on numerous variables and assumptions that are inherently uncertain (including, without limitation, factors related to general economic and competitive conditions, and in particular, assumptions regarding the ongoing COVID-19 pandemic) and, accordingly, actual results could vary significantly from those set forth in such information. We have assumed, based on discussions with the respective managements of First Bancorp and Select and with the consent of the Board, that all such information provides a reasonable basis upon which we can form our opinion and we express no view as to any such information or the assumptions or bases therefor. Among other things, such information has assumed that the ongoing COVID-19 pandemic could have an adverse impact, which has been assumed to be limited, on First Bancorp and Select. We have relied on all such information without independent verification or analysis and do not in any respect assume any responsibility or liability for the accuracy or completeness thereof.
We also have assumed that there have been no material changes in the assets, liabilities, financial condition, results of operations, business or prospects of either First Bancorp or Select since the date of the last financial statements of each such entity that were made available to us. We are not experts in the independent verification of the adequacy of allowances for loan and lease losses and we have assumed, without independent verification and with your consent, that the aggregate allowances for loan and lease losses for First Bancorp and Select are adequate to cover such losses. In rendering our opinion, we have not made or obtained any evaluations or appraisals or physical inspection of the property, assets or liabilities (contingent or otherwise) of First Bancorp or Select, the collateral securing any of such assets or liabilities, or the collectability of any such assets, nor have we examined any individual loan or credit files, nor did we evaluate the solvency, financial capability or fair value of First Bancorp or Select under any state or federal laws, including those relating to bankruptcy, insolvency or other matters. Estimates of values of companies and assets do not purport to be appraisals or necessarily reflect the prices at which companies or assets may actually be sold. Such estimates are inherently subject to uncertainty and should not be taken as our view of the actual value of any companies or assets.
We have assumed, in all respects material to our analyses, the following: (i) that the Merger and any related transactions (including, without limitation, the Bank Merger) will be completed substantially in accordance with the terms set forth in the Agreement (the final terms of which we have assumed will not differ in any respect material to our analyses from the draft version reviewed by us and referred to above), with no adjustments to the Exchange Ratio and with no other consideration or payments in respect of Select Common Stock; (ii) that the representations and warranties of each party in the Agreement and in all related documents and instruments referred to in the Agreement are true and correct; (iii) that each party to the Agreement and all related documents will perform all of the covenants and agreements required to be performed by such party under such documents; (iv) that there are no factors that would delay or subject to any adverse conditions, any necessary regulatory or governmental approval for the Merger or any related transactions and that all conditions to the completion of the Merger and any related transactions will be satisfied without any waivers or modifications to the Agreement or any of the related documents; and (v) that in the course of obtaining the necessary regulatory, contractual, or other consents or approvals for the Merger and any related transactions, no restrictions, including any divestiture requirements, termination or other payments or amendments or modifications, will be imposed that will have a material adverse effect on the future results of operations or financial condition of First Bancorp, Select or the pro forma entity, or the contemplated benefits of the Merger, including without limitation the cost savings and related expenses expected to result or be derived from the Merger. We have assumed that the Merger will be consummated in a manner that complies with the applicable provisions of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all other applicable federal and state statutes, rules and regulations. We have further been advised by representatives of First Bancorp that First Bancorp has relied upon advice from its advisors (other than KBW) or other appropriate sources as to all legal, financial reporting, tax, accounting and regulatory matters with respect to First Bancorp, Select, the Merger and any related transaction, and the Agreement. KBW has not provided advice with respect to any such matters.
This opinion addresses only the fairness, from a financial point of view, as of the date hereof, of the Exchange Ratio in the Merger to First Bancorp. We express no view or opinion as to any other terms or aspects of the Merger or any term or aspect of any related transaction (including the Bank Merger), including without limitation, the form or structure of the Merger or any such related transaction, any consequences of the Merger or any such related transaction to First Bancorp, its shareholders, creditors or otherwise, or any terms, aspects, merits or implications of any employment, consulting, voting, support, shareholder or other agreements, arrangements or understandings contemplated or entered into in connection with the

Merger, any such related transaction, or otherwise. Our opinion is necessarily based upon conditions as they exist and can be evaluated on the date hereof and the information made available to us through the date hereof. As you are aware, there is currently widespread disruption, extraordinary uncertainty and unusual volatility arising from the effects of the COVID-19 pandemic, including the effect of evolving governmental interventions and non-interventions. It is understood that subsequent developments may affect the conclusion reached in this opinion and that KBW does not have an obligation to update, revise or reaffirm this opinion. Our opinion does not address, and we express no view or opinion with respect to, (i) the underlying business decision of First Bancorp to engage in the Merger or enter into the Agreement, (ii) the relative merits of the Merger as compared to any strategic alternatives that are, have been or may be available to or contemplated by First Bancorp or the Board, (iii) any business, operational or other plans with respect to Select or the pro forma entity that may be currently contemplated by First Bancorp or the Board or that may be implemented by First Bancorp or the Board subsequent to the closing of the Merger, (iv) the fairness of the amount or nature of any compensation to any of First Bancorp’s officers, directors or employees, or any class of such persons, relative to any compensation to the holders of First Bancorp Common Stock or relative to the Exchange Ratio, (v) the effect of the Merger or any related transaction on, or the fairness of the consideration to be received by, holders of any class of securities of First Bancorp, Select or any other party to any transaction contemplated by the Agreement, (vi) the actual value of First Bancorp Common Stock to be issued in connection with the Merger, (vii) the prices, trading range or volume at which First Bancorp Common Stock or Select Common Stock will trade following the public announcement of the Merger or the prices, trading range or volume at which First Bancorp Common Stock will trade following the consummation of the Merger, (viii) any advice or opinions provided by any other advisor to any of the parties to the Merger or any other transaction contemplated by the Agreement, or (ix) any legal, regulatory, accounting, tax or similar matters relating to First Bancorp, Select, any of their respective shareholders, or relating to or arising out of or as a consequence of the Merger or any other related transaction, including whether or not the Merger will qualify as a tax-free reorganization for United States federal income tax purposes.
This opinion is for the information of, and is directed to, the Board (in its capacity as such) in connection with its consideration of the financial terms of the Merger. This opinion does not constitute a recommendation to the Board as to how it should vote on the Merger or to any holder of First Bancorp Common Stock or any shareholder of any other entity as to how to vote in connection with the Merger or any other matter, nor does it constitute a recommendation as to whether or not any such shareholder should enter into a voting, shareholders’, affiliates’ or other agreement with respect to the Merger or exercise any dissenters’ or appraisal rights that may be available to such shareholder.
This opinion has been reviewed and approved by our Fairness Opinion Committee in conformity with our policies and procedures established under the requirements of Rule 5150 of the Financial Industry Regulatory Authority.
Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Exchange Ratio in the Merger is fair, from a financial point of view, to First Bancorp.
Very truly yours, Keefe, Bruyette & Woods, Inc.

Annex D
EMPLOYMENT AGREEMENT
THIS EMPLOYMENT AGREEMENT (this “Agreement”) is entered as of June 1, 2021 by and among First Bancorp (the “Company”) and First Bank (“First Bank”, and collectively with the Company, the “Employer”) and William L. Hedgepeth II (“Executive”), and shall become effective as of the Effective Date.
BACKGROUND
WHEREAS, Executive is an executive officer of Select Bancorp, Inc. (“SBI”) and its subsidiary commercial bank, Select Bank & Trust Company (the “Bank”); and
WHEREAS, SBI and the Company have entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) pursuant to which SBI will merge with and into the Company (the “Merger”), and First Bank and the Bank have entered into an Agreement and Plan of Merger, both such agreements dated as of June 1, 2021;
WHEREAS, Executive has extensive and favorable relationships with the Bank’s customers, businesses and business leaders in the Bank’s market areas, and the Bank’s employees; and
WHEREAS, the expertise and experience of Executive and Executive’s relationships with such customers, businesses, business leaders, shareholders and employees and Executive’s reputation in the financial institutions industry are extremely valuable to the Employer; and
WHEREAS, it is in the best interests of the Employer to employ and retain experienced executive officers to further the Employer’s efficient and profitable operations in order to enhance the value of its shareholders’ investments; and
WHEREAS, the Employer desires to obtain from Executive covenants protecting the Employer’s customer relationships, confidential information and trade secrets, and Executive is willing to enter into such covenants in exchange for the consideration provided hereby.
NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.   Effective Date; Agreement Voided.   The effective date and time of this Agreement shall be deemed to be the effective date and time of the Merger as set forth in the Articles of Merger filed by the Company with the North Carolina Secretary of State (the “Effective Date”). In the event that the Merger Agreement is terminated and the Merger shall thereby not become effective, this Agreement shall be deemed void, have no force or effect and not be binding upon any of the Company, First Bank or Executive as of the time of the termination of the Merger Agreement.
2.   Definitions.   The following defined terms are defined in the referenced Sections of this Agreement.
Term	Section
Accrued Obligations	Section 8(a)(i)(A)
ADA Act	Section 7(a)
Base Salary	Section 6(a)
Bank Board	Section 6(a)
Bank Group	Section 11(a)
Benefit Plans	Section 6(d)
Business	Section 11(a)
Cause	Section 7(b)
CEO	Section 7(b)(i)

Term	Section
COBRA	Section 8(a)(ii)
COBRA Reimbursement	Section 8(a)(ii)
Code	Section 7(h)
Compete	Section 11(a)
Commissioner	Section 13(d)
Confidential Information	Section 14(a)(vi)
Covered Person	Section 11(b)
Date of Termination	Section 7(g)
Disability	Section 7(a)
Disability Effective Date	Section 7(a)
Effective Date	Section 1
Employment Period	Section 4
FDIC	Section 13(d)
FRB	Section 13(d)
Good Reason	Section 7(d)
Notice of Termination	Section 7(f)
Offices	Section 4
Other Benefits	Section 8(b)
Rules	Section 11(e)
Remaining Employment Period	Section 8(a)(i)(B)
Restricted Period	Section 11(a)
Section 409A	Section 7(h)
Terminate	Section 7(h)
Termination Without Cause	Section 7(c)
Territory	Section 11(a)
Trade Secrets	Section 14(a)(v)
Voluntary Termination	Section 7(e)
Welfare Benefit Plans	Section 6(e)
3.   Employment.   Executive is hereby employed as an Executive Vice President of First Bank. Executive shall report to the President and Chief Executive Officer of First Bank. Executive’s responsibilities, duties, prerogatives and authority in such office, and the clerical, administrative and other support staff and office facilities provided to Executive, shall be those customary for persons holding such office with institutions that are a part of the financial institutions industry. Executive shall perform Executive’s duties from the Bank’s office located in Fayetteville, N.C. as of the Effective Date (the “Offices”).
4.   Employment Period.   Unless earlier Terminated in accordance with Section 7, the term of this Agreement and Executive’s employment hereunder shall begin as of the Effective Date and shall end on June 30, 2022 (the “Employment Period”).
5.   Extent of Service.   During the Employment Period, and excluding any periods of vacation, sick or other leave to which Executive is entitled under this Agreement, Executive agrees to provide Executive’s full business attention to the business and affairs of the Employer and the discharge of the duties and responsibilities assigned to Executive hereunder and to use Executive’s reasonable best efforts to perform faithfully and efficiently Executive’s duties and responsibilities under this Agreement. Nothing in this Agreement is intended or should be construed as prohibiting Executive from engaging in charitable, trade association, professional licensing or civic activities or from managing Executive’s personal investments or affairs.

6.   Compensation and Benefits.
(a)   Base Salary.   During the Employment Period, the Employer will pay to Executive a base salary at an annual rate of $428,911.68 (the “Base Salary”), less normal withholdings, payable in equal monthly or more frequent installments as are customary under First Bank’s payroll practices from time to time.
(b)   Conversion and Integration Bonus.   As compensation for Executive’s acceptance and performance during the Employment Period of additional duties and responsibilities assigned to Executive in connection with the conversion of the core processing and other systems of the Bank to those of First Bank and the integration of the Bank’s operations and employees into those of First Bank as further described on Exhibit A hereto, the Employer shall pay to Executive on the last day of the Employment Period a bonus of $100,000.
(c)   Savings and Retirement Plans.   During the Employment Period, Executive shall be entitled to participate in all of the Employer’s savings, pension and retirement plans, practices, policies in at least as favorable a manner as other similarly situated executives of the Employer (the “Benefit Plans”).
(d)   Welfare Benefit Plans.   During the Employment Period, Executive and/or Executive’s family, as the case may be, shall be eligible for participation in and shall receive all benefits under all welfare benefit plans, practices, policies and programs provided by the Employer (including, without limitation, medical, hospitalization, prescription, dental, cancer, employee life, group life, accidental death and dismemberment, and travel accident insurance plans and programs) (“Welfare Benefit Plans”) to the extent applicable to its employees generally.
(e)   Expenses.   During the Employment Period, Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by Executive in accordance with the policies, practices and procedures of First Bank to the extent applicable to its employees generally. Executive’s rights under this Section 6(e) are not subject to liquidation or exchange for any other benefit.
(f)   Fringe and Similar Benefits.   During the Employment Period, Executive shall be entitled to fringe benefits in accordance with the plans, practices, programs and policies of the Employer applicable to its employees generally.
(g)   Vacation, Sick and Other Leave.   During the Employment Period, Executive shall be entitled to paid disability, sick and other leave, as such terms are specified in the employment policies of First Bank.
(h)   Consideration for Covenants.   The Employer and Executive acknowledge and agree that (i) the provisions of Sections 11 and 14 hereof contain covenants of a nature by which Executive is not bound apart from Executive’s agreement to this Agreement, (ii) the payments and benefits provided in Sections 6 and 8 hereof are in consideration of Executive’s agreement to undertake the duties and responsibilities set forth in Sections 3 and 5 hereof, and (iii) additional and separate consideration is required in exchange for Executive’s agreement to such covenants. Accordingly, the Employer shall pay Executive (1) for the portion of the Restricted Period beginning July 1, 2022 and ending June 30, 2023, the sum of $400,000 and (2) for the portion of the Restricted Period beginning July 1, 2023 and ending June 30, 2024, the sum of $300,000, with the payment for each such portion being paid in 12 equal monthly payments on the last day of each calendar month in such portion of the Restricted Period; provided, however, that if a court of competent jurisdiction finds in a non-appealable final order or judgment or an arbitration panel issues a non-appealable final arbitration decision that Executive has materially breached the provisions of Section 11 or Section 14 hereof, no such installment payment shall be made to Executive following the date of such order, judgment or decision and any installment paid to Executive following the date of such material breach and prior to the date of such order, judgment or decision shall be refunded by Executive to the Employer. Such installment payments shall be made to Executive regardless of the Termination of Executive’s employment for any reason.
7.   Termination of Employment.
(a)   Death or Disability.   Executive’s employment with the Employer shall Terminate automatically upon Executive’s death during the Employment Period. If the Employer determines in good faith that the Disability of Executive has occurred during the Employment Period, it may give to Executive written notice in accordance with Sections 7(e) and 16(i) of this Agreement of its intention to Terminate Executive’s employment. In such event, Executive’s employment with the Employer shall Terminate effective on the 60th day after receipt of such written notice by Executive (the “Disability Effective Date”), provided that, within the 30 days after such receipt, Executive shall not have returned to full-time performance of Executive’s duties. For purposes of this Agreement, “Disability” shall mean Executive’s inability to perform the essential functions of Executive’s employment due to illness, injury or mental or physical impairment, which inability cannot be remedied by any reasonable accommodation the Employer may be required to provide Executive under the Americans With Disabilities Act, 42 U.S.C. 1210 et seq. (the “ADA Act”), on a full-time basis for 90 consecutive business days or a total of 180 non-consecutive business days in a single 12 month period, subject to (i) the Employer’s obligations, and Executive’s rights, under (A) the ADA Act, (B) the Family and Medical Leave Act, 29 U.S.C. §§ 2601 et seq. (and the regulations promulgated under the foregoing Acts), and (c) any other applicable federal or state law or regulation, and (ii) the exclusion from such business day calculation of any business days constituting vacation under Section 6(g) and any business days which an employee is permitted to be absent under the disability, sick or other leave policies of the Employer.
(b)   Cause.   The Employer may Terminate Executive’s employment with the Employer for Cause. For purposes of this Agreement, “Cause” shall mean:
(i)
the continued and intentional failure of Executive to perform substantially Executive’s duties and responsibilities with the Employer, other than any such failure resulting from Disability, after a written demand for substantial performance is delivered to Executive by the President and Chief Executive Officer of First Bank (the “CEO”) which specifically identifies the manner in which the CEO believes that Executive has not substantially performed Executive’s duties and responsibilities; provided, that Executive shall have 30 days from the receipt of such written demand to cure such continued failure to substantially perform Executive’s duties;

(ii)
the willful engaging by Executive in illegal conduct (other than misdemeanor traffic and similar violations) or gross misconduct;

(iii)
a willful and material act of personal dishonesty;

(iv)
continued and intentional insubordination with respect to directives of the CEO after receipt of a written warning from the CEO with respect thereto; or

(v)
a willful act by Executive which constitutes a material breach of Executive’s fiduciary duty to the Employer.

(c)   Without Cause.   The Employer may Terminate Executive’s employment without Cause (“Termination Without Cause”).
(d)   Good Reason.   Executive may Terminate Executive’s employment with the Employer for Good Reason. For purposes of this Agreement, “Good Reason” shall mean: (i) a change in the executive title of the Employer assigned to Executive pursuant to this Agreement; (ii) a material diminution in Executive’s authority, duties, or responsibilities; (iii) a change in the geographic location at which Executive is to perform the services to be performed by Executive pursuant to this Agreement (it being agreed that Executive shall maintain Executive’s offices at the Offices); and (iv) any other action or inaction that constitutes a material breach by the Employer of this Agreement; provided, however, that Executive must provide notice to the Employer of the condition Executive contends is Good Reason within 30 days of the initial existence of the condition, and the Employer must have a period of at least 30 days to remedy the condition. If the condition is not remedied, Executive must provide a Notice of Termination as set forth in Sections 7(f) and 16(i) within 30 days of the end of the Employer’s remedy period. Notwithstanding anything in this Section 7(d) to the contrary, no event shall constitute Good Reason unless such event would qualify as “good reason” under Section 409A.
(e)   Retirement or Resignation.   Executive may voluntarily retire or resign upon giving notice as required in Sections 7(f) and 16(i) of this Agreement and thereby Terminate Executive’s employment with the Employer (a “Voluntary Termination”).

(f)   Notice of Termination.   Any Termination (other than for death) shall be communicated by a Notice of Termination given in accordance with Section 16(i) of this Agreement. For purposes of this Agreement, a “Notice of Termination” means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive’s employment under the provision so indicated, and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the Date of Termination (which date shall be not more than 30 days after the giving of such Notice of Termination except as otherwise provided in Section 7(a) or Section 7(d)). The failure to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Disability, Cause, or Good Reason shall not waive any right of Executive or the Employer hereunder or preclude Executive or the Employer from asserting such fact or circumstance in enforcing Executive’s or the Employer’s rights hereunder.
(g)   Date of Termination.   “Date of Termination” means (i) if Executive’s employment is Terminated by the Employer for Cause or Terminated Without Cause, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, (ii) if Executive’s employment is Terminated by a Voluntary Termination, the date of receipt of the Notice of Termination, and (iii) if Executive’s employment is Terminated by reason of death or Disability, the Date of Termination shall be the date of death of Executive or the Disability Effective Date, as the case may be.
(h)   For purposes of this Agreement, “Terminate” (and variations and derivatives thereof) shall mean, when used in connection with a cessation of employment, that Executive has incurred a separation from service as defined in Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and guidance and regulations issued thereunder (“Section 409A”).
8.   Obligations of the Employer Upon Termination.
(a)   Termination Without Cause or for Good Reason.   If, during the Employment Period, the Employer shall Terminate Executive’s employment Without Cause or Executive shall Terminate Executive’s employment for Good Reason, then in consideration of Executive’s services rendered prior to such Termination;
(i)
the Employer shall pay to Executive a lump sum in cash on the 30th day after the Date of Termination equal to the aggregate of the following amounts:

A.
the sum of (1) Executive’s Base Salary through the Date of Termination to the extent not theretofore paid, and (2) any accrued vacation, sick and other leave pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses (1) and (2) shall be hereinafter referred to as the “Accrued Obligations”); and

B.
the amount equal to the product of (1) the number of days that would have remained in the Employment Period from and after the Date of Termination had the Termination not occurred (the “Remaining Employment Period”), and (2) Executive’s Base Salary divided by 365; and

(ii)
if Executive is eligible for and timely and properly elects continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, 29 U.S.C. §§ 1161 et seq. (“COBRA”), the Employer shall reimburse Executive monthly for the monthly COBRA premium paid by Executive for Executive and Executive’s dependents for 18 months (the “COBRA Reimbursement”). If the terms of the applicable plan documents do not allow the Employer to continue to provide COBRA coverage to Executive and Executive’s dependents beyond the expiration of the statutorily proscribed COBRA period, the Employer shall make monthly cash payments to Executive in an amount equal to the monthly COBRA premium for coverage for Executive and Executive’s dependents for the portion of such 18 month period in excess of such statutorily proscribed period; provided, however, that the Employer’s obligations under this item (ii) shall terminate on the date on which Executive enrolls in a group health plan offered by another employer that provides substantially similar coverage.

(b)   Death.   If Executive’s employment is Terminated by reason of Executive’s death during the Employment Period, this Agreement shall terminate without further obligations to Executive’s legal representatives under this Agreement, except that (i) Accrued Obligations shall timely be paid as provided below and (ii) Other Benefits shall be timely paid or provided as described below. Accrued Obligations shall be paid to Executive’s estate. With respect to the provision of Other Benefits, the term “Other Benefits” as utilized in this Section 8(b) shall mean, and Executive’s estate and/or beneficiaries shall be entitled to receive, all benefits under the Employer’s Welfare Benefit Plans relating to death benefits. Without limiting the foregoing, the Employer shall pay any premium required for any “qualified beneficiary” of Executive to continue his or her health care coverage in accordance with COBRA for the Remaining Employment Period.
(c)   Disability.   If Executive’s employment is Terminated by reason of Executive’s Disability during the Employment Period, this Agreement shall terminate without further obligations to Executive, except that (i) Accrued Obligations shall be timely paid as provided below and (ii) Other Benefits shall be timely paid or provided as described below. Accrued Obligations shall be paid to Executive in a lump sum in cash on the 30th day after the Date of Termination. With respect to the provision of Other Benefits, the term “Other Benefits” as utilized in this Section 8(c) shall include, without limitation, and Executive shall be entitled after the Date of Termination to receive, (1) all benefits under all Welfare Benefit Plans relating to disability and (2) the COBRA Reimbursement.
(d)   Cause; Voluntary Termination.   If Executive’s employment shall be Terminated for Cause or Executive shall effect a Voluntary Termination, in either case during the Employment Period, this Agreement shall terminate without further obligations to Executive, except that (i) the Accrued Obligations shall be paid in a lump sum in cash on the 30th day after the Date of Termination, and (ii) Other Benefits shall be paid or provided in a timely manner, in each case to the extent theretofore unpaid; provided, however, that Executive’s right to continue to participate in Welfare Benefit Plans shall terminate on the 30th day following the Date of Termination, subject to Executive’s rights, if any, under COBRA.
9.   Non-Exclusivity of Rights.   Nothing in this Agreement shall prevent or limit Executive’s continuing or future participation in any plan, program, policy, or practice provided by the Employer and for which Executive may qualify, nor shall anything herein limit or otherwise affect such rights as Executive may have under any contract or agreement with the Employer. Amounts which are vested benefits or which Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Employer at or subsequent to a Date of Termination shall be payable in accordance with such plan, policy, practice or program or such contract or agreement except as explicitly modified by this Agreement.
10.   Full Settlement.   The Employer’s obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Employer may have against Executive or others. In no event shall Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to Executive under any of the provisions of this Agreement; provided, however, that Executive’s right to receive any payment under Section 8(a)(ii) and to receive benefits under Welfare Benefit Plans to the extent that Executive obtains other employment shall be limited as provided in Section 8(a)(ii). The Employer agrees to recognize as an indebtedness to Executive and shall pay as incurred all legal fees and expenses which Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Employer, Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the “applicable federal rate” provided for in Section 7872(f)(2)(A) of the Code. The expenses eligible for payment under this Section 10 in any year shall not affect any expenses eligible for reimbursement or in-kind benefits in any other year.
11.   Covenants.
(a)   Covenant Not to Compete.   During the 24 calendar month period following the calendar month in which the expiration of the Employment Period or a Date of Termination of Executive’s employment for Cause, Executive’s Voluntary Termination of Executive’s employment or a Termination

Without Cause, as applicable, occurs (the “Restricted Period”), Executive shall not, within the geographic areas composed of the circles having the banking offices of First Bank as of the Effective Date as their centers, with each such circle having a radius of 25 miles (the “Territory”), Compete with the Company, First Bank or any of their respective subsidiaries or affiliates (the “Bank Group”); provided, however, that Executive’s ownership of less than five percent (5%) of the outstanding securities of any entity engaged in the Business that has a class of securities listed on a securities exchange or quoted on any over-the-counter market shall not be a violation of the foregoing. “Business” shall mean the business of commercial banking and the provision of banking and other related financial services to the extent such a service was offered by a member of the Bank Group upon expiration of the Employment Period or a Date of Termination, as applicable. “Compete” shall mean to: (A) engage or assist any Covered Person whose business is competitive with the Employer’s Business, whether as a sole proprietor, owner, shareholder, officer, director, member, manager, partner, joint venturer, franchiser, franchisee, employee, agent, independent contractor or trustee, or otherwise, in any aspect of the Business that Executive was involved with on behalf of the Employer during any part of the 12 month period immediately prior to the expiration of the Employment Period or a Date of Termination, as applicable; or (B) develop, produce, market, sell, furnish, offer and/or otherwise provide any Business services, or advise or consult with any person, partnership, corporation, limited liability company, or other entity regarding the development, production, marketing, selling, furnishing, offering or otherwise provision of such Business services.
(b)   Covenant Not to Solicit Customers.   During the Restricted Period, within the Territory, Executive shall not, directly or indirectly, individually or on behalf of any other natural person, corporation, partnership, limited liability company, trust, association, business association, joint venture, mutual organization or similar entity (a “Covered Person”) (other than a member of the Bank Group) offer to provide any Business services to any person, partnership, corporation, limited liability company, or other entity who is or was (i) a customer of any member of the Bank Group during any part of the 12 month period immediately prior to the expiration of the Employment Period or a Date of Termination, as applicable, or (ii) a potential customer to whom any member of the Bank Group offered to provide Business services during any part of the 12 month period immediately prior to the expiration of the Employment Period or a Date of Termination, as applicable.
(c)   Covenant Not to Solicit Employees.   During the Restricted Period, Executive shall not, directly or indirectly, individually or on behalf of any Covered Person, solicit, recruit or entice, directly or indirectly, any employee of any member of the Bank Group to leave the employment of such member to work with Executive or with any Covered Person with whom Executive is or becomes affiliated or associated.
(d)   Reasonableness of Scope and Duration.   The parties hereto agree that the covenants and agreements contained in this Section 11 are reasonable in their time, territory and scope, and they intend that they be enforced, and no party shall raise any issue of the reasonableness of the time, territory or scope of any such covenants in any proceeding to enforce any such covenants.
(e)   Enforceability.   Executive agrees that monetary damages would not be a sufficient remedy for any breach or threatened breach of the provisions of this Section 12, and that in addition to all other rights and remedies available to the Employer, the Employer shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach or threatened breach. Any determination of whether Executive has violated such covenants shall be made by arbitration in Raleigh, North Carolina under the Rules of Commercial Arbitration (the “Rules”) of the American Arbitration Association, which Rules are deemed to be incorporated by reference herein.
(f)   Separate Covenants and Severability.   The covenants and agreements contained in this Section 11 shall be construed as separate and independent covenants. Should any part or provision of any such covenant or agreement be held invalid, void or unenforceable in any court of competent jurisdiction, no other part or provision of this Agreement shall be rendered invalid, void or unenforceable by a court of competent jurisdiction, no other part or provision of this Agreement shall be rendered invalid, void or unenforceable as a result. If any portion of the foregoing provisions is found to be invalid or unenforceable by a court of competent jurisdiction unless modified, it is the intent of the parties that the otherwise invalid or unreasonable term shall be reformed, or a new enforceable term provided, so as to most closely effectuate the provisions as is validly possible.
12.   Assignment and Successors.
(a)   Executive.   This Agreement is personal to Executive and without the prior written consent of the Employer shall not be assignable by Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of, and be enforceable by, Executive’s legal representatives.
(b)   The Employer.   This Agreement shall inure to the benefit of and be binding upon the Company, First Bank and their respective successors and assigns. Each of the Company and First Bank will require any successor to it (whether direct or indirect, by stock or asset purchase, merger, consolidation or otherwise) or acquiring all or substantially all of its business or more than 40% of its assets to assume expressly and agree to perform this Agreement in the same manner and to the same extent it would be required to perform it if no such succession had taken place.
13.   Regulatory Intervention.   Notwithstanding anything in this Agreement to the contrary, the obligations of the Employer under this Agreement are subject to the following terms and conditions:
(a)   If Executive is suspended and/or temporarily prohibited from participating in the conduct of the Employer’s affairs by a notice served under Section 8(e)(3) or (1) of the Federal Deposit Insurance Act (12 U.S.C. § 1818 (e)(3) and (g)(1)), the Employer’s obligations hereunder, as applicable, shall be suspended as of the date of service unless stayed by appropriate proceedings. If the charges in the notice are dismissed, all of the Employer’s obligations which were suspended shall be reinstated.
(b)   If Executive is removed and/or permanently prohibited from participating in the conduct of the Employer’s affairs by an order issued under Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. § 1 818 (e)(4) and (g)(1)), all obligations of the Employer under this Agreement shall terminate as of the effective date of the order, but vested rights of the parties shall not be affected.
(c)   If the Employer is in default (as defined in Section 3(x)(1) of the Federal Deposit Insurance Act (12 U.S.C. § 1813 (X)(1)), all obligations of the Employer under this Agreement shall terminate as of the date of default, but any vested rights of Executive shall not be affected.
(d)   All obligations of the Employer under this Agreement shall be terminated, except to the extent determined that continuation of the Agreement is necessary for the continued operation of the Employer, if so ordered by the North Carolina Commissioner of Banks (the “Commissioner”) or the Board of Governors of the Federal Reserve System or a Federal Reserve Bank (the “FRB”), at the time the Federal Deposit Insurance Corporation (“FDIC”) enters into an agreement to provide assistance to or on behalf of First Bank under the authority contained in Section 13 (c) of the Federal Deposit Insurance Act (12 U.S.C.§ 1823 (c)), or if so ordered by the Commissioner or the FRB, as applicable, at the time the FDIC approves a supervisory merger to resolve problems related to operation of the Employer or when the Employer is determined by the Commissioner or the FRB to be in an unsafe or unsound condition. Any rights of Executive that shall have vested under this Agreement shall not be affected by such action.
(e)   With regard to the provisions of this Section 13(a) through (d):
(i)
The Employer agrees to use its best efforts to oppose any such notice of charges as to which there are reasonable defenses;

(ii)
In the event the notice of charges is dismissed or otherwise resolved in manner that will permit the Employer to resume its obligations to pay compensation hereunder, the Employer will promptly make such payment hereunder; and

(iii)
During any period of suspension under Section 13(a), the vested rights of Executive shall not be affected except to the extent precluded by such notice.

(f)   The Employer’s obligations to provide compensation or other benefits to Executive under this Agreement shall be terminated or limited to the extent required by the provisions of any final regulation or order of the FDIC promulgated under Section 18(k) of the Federal Deposit Insurance Act (12 U.S.C. § 1828(k)) limiting or prohibiting any “golden parachute payment” as defined therein, but only to the extent that the compensation or payments to be provided by the Employer under this Agreement are so prohibited or limited.
14.   Trade Secrets and Confidential Information.   Executive acknowledges that by virtue of Executive’s position with the Employer, Executive has had and will continue to have access to Trade Secrets and Confidential Information and that, accordingly, the provisions set forth in this Section 14 are reasonably necessary to protect the Employer’s legitimate business interests, do not interfere with public policy or public interest, and are described with sufficient accuracy and definiteness to enable Executive to understand the scope of the restrictions imposed upon Executive.
(a)   Trade Secrets and Confidential Information.   Executive acknowledges that: (A) the Employer has and will disclose to Executive certain Trade Secrets and Confidential Information; (B) such Trade Secrets and Confidential Information are the sole and exclusive property of the Employer (or a third party providing such information to the Employer) and the Employer or such third party owns all worldwide rights therein under patent, copyright, trade secret, confidential information, or other property right; and (C) the disclosure of such Trade Secrets and Confidential Information to Executive does not confer upon Executive any license, interest or rights of any kind in or to the Trade Secrets or Confidential Information.
(i)
Executive may use the Trade Secrets and Confidential Information only in accordance with applicable policies and procedures of the Employer and solely for the Employer’s benefit while Executive is employed or otherwise retained by Employer. Except as authorized in the performance of services for the Employer, Executive will hold in confidence and not directly or indirectly, in any form, by any means, or for any purpose, disclose, reproduce, distribute, transmit, or transfer any such Trade Secrets or Confidential Information or any portion thereof. Upon the Employer’s request, Executive shall return all Trade Secrets and Confidential Information and all related materials.

(ii)
If Executive is required to disclose any such Trade Secrets or Confidential Information pursuant to a court order or other government process or such disclosure is necessary to comply with applicable law or defend against claims, Executive shall: (i) notify the Employer promptly before any such disclosure is made; (ii) at the Employer’s request and expense take all reasonably necessary steps to defend against such disclosure, including defending against the enforcement of the court order, other government process or claims; and (iii) permit the Employer to participate with counsel of its choice in any proceeding relating to any such court order, other government process or claims.

(iii)
Executive’s obligations with regard to Trade Secrets shall remain in effect for as long as such information shall remain a trade secret under applicable law.

(iv)
Executive’s obligations with regard to Confidential Information shall remain in effect while Executive is employed or otherwise retained by the Employer and for 10 years thereafter.

(v)
As used in this Agreement, “Trade Secrets” means information of the Employer or the Employer’s suppliers, customers or prospective customers, including, but not limited to, data, formulas, patterns, compilations, programs, devices, methods, techniques, processes, financial data, financial plans, product plans or lists of actual or potential customers or suppliers, which: (1) derives independent actual or potential commercial value, from not being generally known to or readily ascertainable through independent development by persons or entities who can obtain economic value from its disclosure or use; and (2) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

(vi)
As used in this Agreement, “Confidential Information” means information other than Trade Secrets, that is of value to its owner and is treated as confidential, including, but not limited to, future business plans, marketing campaigns, and information regarding employees; provided, however, Confidential Information shall not include information which is in the public domain or becomes public knowledge through no fault of Executive.
(b)   Employer Property.   Upon the Termination of Executive’s employment, Executive shall: (i) deliver to the Employer all records, memoranda, data, documents and other property of any description which refer or relate in any way to Trade Secrets or Confidential Information, including all copies thereof, which are in Executive’s possession, custody or control; (ii) deliver to the Employer all property of the Employer (including, but not limited to, keys, credit cards, customer files, contracts, proposals, work in process, manuals, forms, computer-stored work in process and other computer data, research materials, other items of business information concerning any customer, or business or business methods of the Employer, including all copies thereof) which is in Executive’s possession, custody or control; (iii) bring all such records, files and other materials up to date before returning them; and (iv) fully cooperate with the Employer in winding up Executive’s work and transferring that work to other individuals designated by the Employer.
(c)   Remedies.   Executive acknowledges that Executive’s failure to abide by the provisions of this Section 15 would cause irreparable harm to the Employer for which legal remedies would be inadequate. Therefore, in addition to any legal or other relief to which the Employer may be entitled by virtue of Executive’s failure to abide by these provisions; the Employer may seek legal and equitable relief, including, but not limited to, preliminary and permanent injunctive relief, for Executive’s actual or threatened failure to abide by these provisions without the necessity of posting any bond, and Executive will indemnify the Employer for all expenses, including attorneys’ fees, in seeking to enforce these provisions.
(d)   Other Agreements.   Nothing in this Agreement shall terminate, revoke or diminish Executive’s obligations or the Employer’s rights and remedies under law or any agreements relating to trade secrets, confidential information, non-competition and intellectual property which Executive has executed in the past, or may execute in the future or contemporaneously with this Agreement.
(e)   Permitted Disclosures.   Nothing in this Agreement shall be construed to prevent, interfere with or restrict Executive’s ability to make disclosures, reports or complaints as authorized, permitted or required by federal or state law, including without limitation pursuant to the provisions of the Sarbanes-Oxley Act or the Dodd-Frank Wall Street Reform Act and Consumer Protection Act or by regulations, rules or orders issued by federal or state regulatory agencies, including without limitation, the Commissioner, the FDIC, the FRB, the U.S. Treasury, or the Securities and Exchange Commission, provided the disclosure does not exceed the extent of disclosure required by such law, regulation, rules or order. Further, nothing in this Agreement shall prevent, impede or interfere (nor shall it be construed to prevent, impede or interfere) with (i) Executive’s obligation to provide full, complete and truthful testimony when so required in response to a subpoena or order from a court or government agency; (ii) Executive’s right to report (including pursuant to whistleblower laws) possible violations of federal, state or local law or other improper actions/omissions to government agencies, to file a charge or complaint of discrimination, harassment or retaliation with government agency; or (iii) Executive’s right to make confidential disclosures of information (including trade secrets) to a government agency, or to an attorney who is advising Executive, for the purpose of reporting or as part of an investigation into a suspected violation of law, nor shall it prohibit Executive from filing a lawsuit, complaint or other document that contains a trade secret, so long as the information containing the trade secret is filed under seal and is not otherwise disclosed except pursuant to court order. Executive understands that Executive’s rights when making such protected disclosures are more fully described in 18 USC §1833, as amended, and include immunity from criminal and civil liability from making protected disclosures of trade secrets under the Defend Trade Secrets Act of 2016. Finally, nothing in this Agreement authorizes the Employer to terminate Executive’s employment or otherwise retaliate against Executive for engaging in any of the foregoing activities.
15.   Certain Payments Delayed for a Specified Employee.   If Executive is a “specified employee” as defined in Section 409A, then any payment(s) under this Agreement on account of a “separation from service” as defined in Section 409A shall be made and/or shall begin on the first day of the seventh (7th) month following the date of Executive’s Termination to the extent such payments are not exempt from Section 409A and the six (6) month delay in payment is required by Section 409A.

16.   Miscellaneous.
(a)   No Mitigation.   Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and, except as provided in Sections 8(a)(ii), no such payment shall be offset or reduced by the amount of any compensation or benefits provided to Executive in any subsequent employment.
(b)   Waiver.   Failure of either party to insist, in one or more instances, on performance by the other in strict accordance with the terms and conditions of this Agreement shall not be deemed a waiver or relinquishment of any right granted in this Agreement or of the future performance of any such term or condition or of any other term or condition of this Agreement, unless such waiver is contained in a writing signed by the party making the waiver.
(c)   Severability.   If any provision or covenant, of any part thereof, of this Agreement should be held by any court to be invalid, illegal or unenforceable, either in whole or in part, such invalidity, illegality or unenforceability shall not affect the validity, legality enforceability of the remaining provisions or covenants, or any part thereof, of this Agreement, all of which shall remain in full force and effect.
(d)   Other Agents.   Nothing in this Agreement is to be interpreted as limiting the Employer from employing other personnel on such terms and conditions as may be satisfactory to it.
(e)   Entire Agreement.   Except as provided herein, this Agreement contains the entire agreement between the Employer and Executive, with respect to the subject matter hereof and supersedes and invalidates any previous employment and severance agreements or contracts with Executive. No representations, inducements, promises or agreements, oral or otherwise, which are not embodied herein, shall be of any force or effect.
(f)   Compliance with Section 409A.   It is intended that this Agreement shall conform with all applicable Section 409A requirements to the extent Section 409A applies to any provisions of the Agreement. Accordingly, in interpreting, construing or applying any provisions of the Agreement, the same shall be construed in such manner as shall meet and comply with Section 409A, and in the event of any inconsistency with Section 409A, the same shall be reformed so as to meet the requirements of Section 409A. None of the payments under this Agreement are intended to result in the inclusion in Executive’s federal gross income on account of a failure under Section 409A(a)(1) of the Code. Accordingly, in interpreting, construing or applying any provisions of the Agreement, the same shall be construed in such manner as shall meet and comply with Section 409A, and in the event of any inconsistency with Section 409A, the same shall be reformed so as to meet the requirements of Section 409A. Any payments made under Section 8 of this Agreement which are paid on or before the last day of the applicable period for the short-term deferral exclusion under Treasury Regulation § 1.409A-1(b)(4) are intended to be excluded under such short-term deferral exclusion. Any remaining payments under Section 8 are intended to qualify for the exclusion for separation pay plans under Treasury Regulation § 1.409A-1(b)(9). Each payment made under Sections 8 shall be treated as a “separate payment”, as defined in Treasury Regulation § 1.409A-2(b)(2), for purposes of Code Section 409A. Executive acknowledges that the Employer has not made any representation or warranty regarding the treatment of this Agreement or the benefits payable under this Agreement under federal, state or local income tax laws, including but not limited to Section 409A.
(g)   Recoupment of Excessive or Improper Compensation.   Notwithstanding any other provision of this Agreement to the contrary, Executive agrees that any compensation or benefits provided to Executive under this Agreement that are subject to recovery or recoupment pursuant to (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act (Public Law 111-203) and any rule or regulation promulgated thereunder, (ii) 12 C.F.R. Part 30 or any regulation promulgated thereunder by the Employer’s primary federal regulatory body, (iii) any other law or regulation, or (iv) any internal policy of the Employer adopted or ratified by the Bank Board shall be recouped by the Employer as necessary to satisfy such law, regulation, rule or policy. Executive agrees to return or repay any such compensation or benefit, and authorizes the Employer to deduct such compensation or the cost of such benefit from any other payments due to Executive if Executive fails to make such return or repayment.

(h)   Governing Law.   Except to the extent preempted by federal law, the laws of the State of North Carolina shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.
(i)   Notices.   All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered or seven (7) days after mailing if mailed, first class, certified mail, postage prepaid:
To the Employer:
First Bank
300 SW Broad Street
Southern Pines, NC 28387
Attention: President and Chief Executive Officer
To Executive, at Executive’s address shown on the signature page hereof.
Any party may change the address to which notices, requests, demands and other communications shall be delivered or mailed by giving notice thereof to the other party in the same manner provided herein.
(j)   Amendments and Modifications.   This Agreement may be amended or modified only by a writing signed by all parties hereto, which makes specific reference to this Agreement; provided, that no amendment or modification to this Agreement shall be adopted unless it complies with Section 409A to the extent Section 409A applies to this Agreement and/or to the amendment or modification.
IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Employment Agreement as of the date first set forth above.
First Bancorp
By:
Michael G. Mayer, President
First Bank
By:
Michael G. Mayer, President and
Chief Executive Officer
EXECUTIVE:

William L. Hedgepeth II

Street

City and State

Exhibit A
Integration and Conversion Services
During the period immediately following the Effective Time, the Executive will have additional duties and responsibilities assigned to Executive in connection with the integration of the Bank’s operations and employees into those of First Bank as well as, secondarily, with the conversion of the core processing and other systems of the Bank to those of First Bank. During this period, Executive will complete an evaluation for First Bank of all Bank client banking relationships to determine which Bank clients would benefit from different or additional products and services provided by First Bank and engage with those Bank clients as requested by First Bank relating to such offerings. During this period, Executive will engage those Bank employees retained by First Bank to insure they are meeting the expectations of First Bank and insure those employees are expanding current relationships and developing new banking relationships with First Bank customer prospects.

Annex E
EMPLOYMENT AGREEMENT
THIS EMPLOYMENT AGREEMENT (this “Agreement”) is entered as of June 1, 2021 by and among First Bancorp (the “Company”) and First Bank (“First Bank”, and collectively with the Company, the “Employer”) and Lynn H. Johnson (“Executive”), and shall become effective as of the Effective Date.
BACKGROUND
WHEREAS, Executive is an executive officer of Select Bancorp, Inc. (“SBI”) and its subsidiary commercial bank, Select Bank & Trust Company (the “Bank”); and
WHEREAS, SBI and the Company have entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) pursuant to which SBI will merge with and into the Company (the “Merger”), and First Bank and the Bank have entered into an Agreement and Plan of Merger, both such agreements dated as of June 1, 2021;
WHEREAS, Executive has extensive and favorable relationships with the Bank’s customers, businesses and business leaders in the Bank’s market areas, and the Bank’s employees; and
WHEREAS, the expertise and experience of Executive and Executive’s relationships with such customers, businesses, business leaders, shareholders and employees and Executive’s reputation in the financial institutions industry are extremely valuable to the Employer; and
WHEREAS, it is in the best interests of the Employer to employ and retain experienced executive officers to further the Employer’s efficient and profitable operations in order to enhance the value of its shareholders’ investments; and
WHEREAS, the Employer desires to obtain from Executive covenants protecting the Employer’s customer relationships, confidential information and trade secrets, and Executive is willing to enter into such covenants in exchange for the consideration provided hereby.
NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.   Effective Date; Agreement Voided.   The effective date and time of this Agreement shall be deemed to be the effective date and time of the Merger as set forth in the Articles of Merger filed by the Company with the North Carolina Secretary of State (the “Effective Date”). In the event that the Merger Agreement is terminated and the Merger shall thereby not become effective, this Agreement shall be deemed void, have no force or effect and not be binding upon any of the Company, First Bank or Executive as of the time of the termination of the Merger Agreement.
2.   Definitions.   The following defined terms are defined in the referenced Sections of this Agreement.
Term	Section
Accrued Obligations	Section 8(a)(i)(A)
ADA Act	Section 7(a)
Base Salary	Section 6(a)
Bank Board	Section 6(a)
Bank Group	Section 11(a)
Benefit Plans	Section 6(d)
Business	Section 11(a)
Cause	Section 7(b)
CEO	Section 7(b)(i)

Term	Section
COBRA	Section 8(a)(ii)
COBRA Reimbursement	Section 8(a)(ii)
Code	Section 7(h)
Compete	Section 11(a)
Commissioner	Section 13(d)
Confidential Information	Section 14(a)(vi)
Covered Person	Section 11(b)
Date of Termination	Section 7(g)
Disability	Section 7(a)
Disability Effective Date	Section 7(a)
Effective Date	Section 1
Employment Period	Section 4
FDIC	Section 13(d)
FRB	Section 13(d)
Good Reason	Section 7(d)
Notice of Termination	Section 7(f)
Offices	Section 4
Other Benefits	Section 8(b)
Rules	Section 11(e)
Remaining Employment Period	Section 8(a)(i)(B)
Restricted Period	Section 11(a)
Section 409A	Section 7(h)
Terminate	Section 7(h)
Termination Without Cause	Section 7(c)
Territory	Section 11(a)
Trade Secrets	Section 14(a)(v)
Voluntary Termination	Section 7(e)
Welfare Benefit Plans	Section 6(e)
3.   Employment.   Executive is hereby employed as an Executive Vice President of First Bank. Executive shall report to the President and Chief Executive Officer of First Bank. Executive’s responsibilities, duties, prerogatives and authority in such office, and the clerical, administrative and other support staff and office facilities provided to Executive, shall be those customary for persons holding such office with institutions that are a part of the financial institutions industry. Executive shall perform Executive’s duties from the Bank’s office located in Dunn, N.C. as of the Effective Date (the “Offices”).
4.   Employment Period.   Unless earlier Terminated in accordance with Section 7, the term of this Agreement and Executive’s employment hereunder shall begin as of the Effective Date and shall end on June 11, 2022 (the “Employment Period”).
5.   Extent of Service.   During the Employment Period, and excluding any periods of vacation, sick or other leave to which Executive is entitled under this Agreement, Executive agrees to provide Executive’s full business attention to the business and affairs of the Employer and the discharge of the duties and responsibilities assigned to Executive hereunder and to use Executive’s reasonable best efforts to perform faithfully and efficiently Executive’s duties and responsibilities under this Agreement. Nothing in this Agreement is intended or should be construed as prohibiting Executive from engaging in charitable, trade association, professional licensing or civic activities or from managing Executive’s personal investments or affairs.

6.   Compensation and Benefits.
(a)   Base Salary.   During the Employment Period, the Employer will pay to Executive a base salary at an annual rate of $294,262.56 (the “Base Salary”), less normal withholdings, payable in equal monthly or more frequent installments as are customary under First Bank’s payroll practices from time to time.
(b)   Conversion and Integration Bonus.   As compensation for Executive’s acceptance and performance during the Employment Period of additional duties and responsibilities assigned to Executive in connection with the conversion of the core processing and other systems of the Bank to those of First Bank and the integration of the Bank’s operations and employees into those of First Bank as further described on Exhibit A hereto, the Employer shall pay to Executive on the last day of the Employment Period a bonus of $100,000.
(c)   Intentionally Deleted.
(d)   Savings and Retirement Plans.   During the Employment Period, Executive shall be entitled to participate in all of the Employer’s savings, pension and retirement plans, practices, policies in at least as favorable a manner as other similarly situated executives of the Employer (the “Benefit Plans”).
(e)   Welfare Benefit Plans.   During the Employment Period, Executive and/or Executive’s family, as the case may be, shall be eligible for participation in and shall receive all benefits under all welfare benefit plans, practices, policies and programs provided by the Employer (including, without limitation, medical, hospitalization, prescription, dental, cancer, employee life, group life, accidental death and dismemberment, and travel accident insurance plans and programs) (“Welfare Benefit Plans”) to the extent applicable to its employees generally.
(f)   Expenses.   During the Employment Period, Executive shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by Executive in accordance with the policies, practices and procedures of First Bank to the extent applicable to its employees generally. Executive’s rights under this Section 6(f) are not subject to liquidation or exchange for any other benefit.
(g)   Fringe and Similar Benefits.   During the Employment Period, Executive shall be entitled to fringe benefits in accordance with the plans, practices, programs and policies of the Employer applicable to its employees generally.
(h)   Vacation, Sick and Other Leave.   During the Employment Period, Executive shall be entitled to paid disability, sick and other leave, as such terms are specified in the employment policies of First Bank.
(i)   Consideration for Covenants.   The Employer and Executive acknowledge and agree that (i) the provisions of Sections 11 and 14 hereof contain covenants of a nature by which Executive is not bound apart from Executive’s agreement to this Agreement, (ii) the payments and benefits provided in Sections 6 and 8 hereof are in consideration of Executive’s agreement to undertake the duties and responsibilities set forth in Sections 3 and 5 hereof, and (iii) additional and separate consideration is required in exchange for Executive’s agreement to such covenants. Accordingly, the Employer shall pay Executive the sum of $150,000 in 12 equal monthly payments on the last day of each calendar month of the Restricted Period; provided, however, that if a court of competent jurisdiction finds in a non-appealable final order or judgment or an arbitration panel issues a non-appealable final arbitration decision that Executive has materially breached the provisions of Section 11 or Section 14 hereof, no such installment payment shall be made to Executive following the date of such order, judgment or decision and any installment paid to Executive following the date of such material breach and prior to the date of such order, judgment or decision shall be refunded by Executive to the Employer. Such installment payments shall be made to Executive regardless of the Termination of Executive’s employment for any reason.
7.   Termination of Employment.
(a)   Death or Disability.   Executive’s employment with the Employer shall Terminate automatically upon Executive’s death during the Employment Period. If the Employer determines in good faith that the Disability of Executive has occurred during the Employment Period, it may give to Executive written notice in accordance with Sections 7(e) and 16(i) of this Agreement of its intention to Terminate Executive’s employment. In such event, Executive’s employment with the Employer shall Terminate effective on the 60th day after receipt of such written notice by Executive (the “Disability Effective Date”), provided that, within the 30 days after such receipt, Executive shall not have returned to full-time performance of Executive’s duties. For purposes of this Agreement, “Disability” shall mean Executive’s inability to perform the essential functions of Executive’s employment due to illness, injury or mental or physical impairment, which inability cannot be remedied by any reasonable accommodation the Employer may be required to provide Executive under the Americans With Disabilities Act, 42 U.S.C. 1210 et seq. (the “ADA Act”), on a full-time basis for 90 consecutive business days or a total of 180 non-consecutive business days in a single 12 month period, subject to (i) the Employer’s obligations, and Executive’s rights, under (A) the ADA Act, (B) the Family and Medical Leave Act, 29 U.S.C. §§ 2601 et seq. (and the regulations promulgated under the foregoing Acts), and (c) any other applicable federal or state law or regulation, and (ii) the exclusion from such business day calculation of any business days constituting vacation under Section 6(g) and any business days which an employee is permitted to be absent under the disability, sick or other leave policies of the Employer.
(b)   Cause.   The Employer may Terminate Executive’s employment with the Employer for Cause. For purposes of this Agreement, “Cause” shall mean:
(i)
the continued and intentional failure of Executive to perform substantially Executive’s duties and responsibilities with the Employer, other than any such failure resulting from Disability, after a written demand for substantial performance is delivered to Executive by the President and Chief Executive Officer of First Bank (the “CEO”) which specifically identifies the manner in which the CEO believes that Executive has not substantially performed Executive’s duties and responsibilities; provided, that Executive shall have 30 days from the receipt of such written demand to cure such continued failure to substantially perform Executive’s duties;

(ii)
the willful engaging by Executive in illegal conduct (other than misdemeanor traffic and similar violations) or gross misconduct;

(iii)
a willful and material act of personal dishonesty;

(iv)
continued and intentional insubordination with respect to directives of the CEO after receipt of a written warning from the CEO with respect thereto; or

(v)
a willful act by Executive which constitutes a material breach of Executive’s fiduciary duty to the Employer.

(c)   Without Cause.   The Employer may Terminate Executive’s employment without Cause (“Termination Without Cause”).
(d)   Good Reason.   Executive may Terminate Executive’s employment with the Employer for Good Reason. For purposes of this Agreement, “Good Reason” shall mean: (i) a change in the executive title of the Employer assigned to Executive pursuant to this Agreement; (ii) a material diminution in Executive’s authority, duties, or responsibilities; (iii) a change in the geographic location at which Executive is to perform the services to be performed by Executive pursuant to this Agreement (it being agreed that Executive shall maintain Executive’s offices at the Offices); and (iv) any other action or inaction that constitutes a material breach by the Employer of this Agreement; provided, however, that Executive must provide notice to the Employer of the condition Executive contends is Good Reason within 30 days of the initial existence of the condition, and the Employer must have a period of at least 30 days to remedy the condition. If the condition is not remedied, Executive must provide a Notice of Termination as set forth in Sections 7(f) and 16(i) within 30 days of the end of the Employer’s remedy period. Notwithstanding anything in this Section 7(d) to the contrary, no event shall constitute Good Reason unless such event would qualify as “good reason” under Section 409A.
(e)   Retirement or Resignation.   Executive may voluntarily retire or resign upon giving notice as required in Sections 7(f) and 16(i) of this Agreement and thereby Terminate Executive’s employment with the Employer (a “Voluntary Termination”).

(f)   Notice of Termination.   Any Termination (other than for death) shall be communicated by a Notice of Termination given in accordance with Section 16(i) of this Agreement. For purposes of this Agreement, a “Notice of Termination” means a written notice which (i) indicates the specific termination provision in this Agreement relied upon, (ii) to the extent applicable, sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive’s employment under the provision so indicated, and (iii) if the Date of Termination (as defined below) is other than the date of receipt of such notice, specifies the Date of Termination (which date shall be not more than 30 days after the giving of such Notice of Termination except as otherwise provided in Section 7(a) or Section 7(d)). The failure to set forth in the Notice of Termination any fact or circumstance which contributes to a showing of Disability, Cause, or Good Reason shall not waive any right of Executive or the Employer hereunder or preclude Executive or the Employer from asserting such fact or circumstance in enforcing Executive’s or the Employer’s rights hereunder.
(g)   Date of Termination.   “Date of Termination” means (i) if Executive’s employment is Terminated by the Employer for Cause or Terminated Without Cause, the date of receipt of the Notice of Termination or any later date specified therein, as the case may be, (ii) if Executive’s employment is Terminated by a Voluntary Termination, the date of receipt of the Notice of Termination, and (iii) if Executive’s employment is Terminated by reason of death or Disability, the Date of Termination shall be the date of death of Executive or the Disability Effective Date, as the case may be.
(h)   For purposes of this Agreement, “Terminate” (and variations and derivatives thereof) shall mean, when used in connection with a cessation of employment, that Executive has incurred a separation from service as defined in Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and guidance and regulations issued thereunder (“Section 409A”).
8.   Obligations of the Employer Upon Termination.
(a)   Termination Without Cause or for Good Reason.   If, during the Employment Period, the Employer shall Terminate Executive’s employment Without Cause or Executive shall Terminate Executive’s employment for Good Reason, then in consideration of Executive’s services rendered prior to such Termination;
(i)
the Employer shall pay to Executive a lump sum in cash on the 30th day after the Date of Termination equal to the aggregate of the following amounts:

A.
the sum of (1) Executive’s Base Salary through the Date of Termination to the extent not theretofore paid, and (2) any accrued vacation, sick and other leave pay, in each case to the extent not theretofore paid (the sum of the amounts described in clauses (1) and (2) shall be hereinafter referred to as the “Accrued Obligations”); and

B.
the amount equal to the product of (1) the number of days that would have remained in the Employment Period from and after the Date of Termination had the Termination not occurred (the “Remaining Employment Period”), and (2) Executive’s Base Salary divided by 365; and

(ii)
if Executive is eligible for and timely and properly elects continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, 29 U.S.C. §§ 1161 et seq. (“COBRA”), the Employer shall reimburse Executive monthly for the monthly COBRA premium paid by Executive for Executive and Executive’s dependents for 18 months (the “COBRA Reimbursement”). If the terms of the applicable plan documents do not allow the Employer to continue to provide COBRA coverage to Executive and Executive’s dependents beyond the expiration of the statutorily proscribed COBRA period, the Employer shall make monthly cash payments to Executive in an amount equal to the monthly COBRA premium for coverage for Executive and Executive’s dependents for the portion of such 18 month period in excess of such statutorily proscribed period; provided, however, that the Employer’s obligations under this item (ii) shall terminate on the date on which Executive enrolls in a group health plan offered by another employer that provides substantially similar coverage.

(b)   Death.   If Executive’s employment is Terminated by reason of Executive’s death during the Employment Period, this Agreement shall terminate without further obligations to Executive’s legal representatives under this Agreement, except that (i) Accrued Obligations shall timely be paid as provided below and (ii) Other Benefits shall be timely paid or provided as described below. Accrued Obligations shall be paid to Executive’s estate. With respect to the provision of Other Benefits, the term “Other Benefits” as utilized in this Section 8(b) shall mean, and Executive’s estate and/or beneficiaries shall be entitled to receive, all benefits under the Employer’s Welfare Benefit Plans relating to death benefits. Without limiting the foregoing, the Employer shall pay any premium required for any “qualified beneficiary” of Executive to continue his or her health care coverage in accordance with COBRA for the Remaining Employment Period.
(c)   Disability.   If Executive’s employment is Terminated by reason of Executive’s Disability during the Employment Period, this Agreement shall terminate without further obligations to Executive, except that (i) Accrued Obligations shall be timely paid as provided below and (ii) Other Benefits shall be timely paid or provided as described below. Accrued Obligations shall be paid to Executive in a lump sum in cash on the 30th day after the Date of Termination. With respect to the provision of Other Benefits, the term “Other Benefits” as utilized in this Section 8(c) shall include, without limitation, and Executive shall be entitled after the Date of Termination to receive, (1) all benefits under all Welfare Benefit Plans relating to disability and (2) the COBRA Reimbursement.
(d)   Cause; Voluntary Termination.   If Executive’s employment shall be Terminated for Cause or Executive shall effect a Voluntary Termination, in either case during the Employment Period, this Agreement shall terminate without further obligations to Executive, except that (i) the Accrued Obligations shall be paid in a lump sum in cash on the 30th day after the Date of Termination, and (ii) Other Benefits shall be paid or provided in a timely manner, in each case to the extent theretofore unpaid; provided, however, that Executive’s right to continue to participate in Welfare Benefit Plans shall terminate on the 30th day following the Date of Termination, subject to Executive’s rights, if any, under COBRA.
9.   Non-Exclusivity of Rights.   Nothing in this Agreement shall prevent or limit Executive’s continuing or future participation in any plan, program, policy, or practice provided by the Employer and for which Executive may qualify, nor shall anything herein limit or otherwise affect such rights as Executive may have under any contract or agreement with the Employer. Amounts which are vested benefits or which Executive is otherwise entitled to receive under any plan, policy, practice or program of or any contract or agreement with the Employer at or subsequent to a Date of Termination shall be payable in accordance with such plan, policy, practice or program or such contract or agreement except as explicitly modified by this Agreement.
10.   Full Settlement.   The Employer’s obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any set-off, counterclaim, recoupment, defense or other claim, right or action which the Employer may have against Executive or others. In no event shall Executive be obligated to seek other employment or take any other action by way of mitigation of the amounts payable to Executive under any of the provisions of this Agreement; provided, however, that Executive’s right to receive any payment under Section 8(a)(ii) and to receive benefits under Welfare Benefit Plans to the extent that Executive obtains other employment shall be limited as provided in Section 8(a)(ii). The Employer agrees to recognize as an indebtedness to Executive and shall pay as incurred all legal fees and expenses which Executive may reasonably incur as a result of any contest (regardless of the outcome thereof) by the Employer, Executive or others of the validity or enforceability of, or liability under, any provision of this Agreement or any guarantee of performance thereof (including as a result of any contest by Executive about the amount of any payment pursuant to this Agreement), plus in each case interest on any delayed payment at the “applicable federal rate” provided for in Section 7872(f)(2)(A) of the Code. The expenses eligible for payment under this Section 10 in any year shall not affect any expenses eligible for reimbursement or in-kind benefits in any other year.
11.   Covenants.
(a)   Covenant Not to Compete.   During the 12 calendar month period beginning June 12, 2023 and ending June 11, 2024 (the “Restricted Period”), Executive shall not, within the geographic areas composed of the circles having the banking offices of First Bank as their centers, with each such circle having a radius of 25 miles (the “Territory”), Compete with the Company, First Bank or any of their respective subsidiaries or affiliates (the “Bank Group”); provided, however, that Executive’s ownership of less than five percent (5%) of the outstanding securities of any entity engaged in the Business that has a class of securities listed on a securities exchange or quoted on any over-the-counter market shall not be a violation of the foregoing. “Business” shall mean the business of commercial banking and the provision of banking and other related financial services to the extent such a service was offered by a member of the Bank Group upon expiration of the Employment Period or a Date of Termination, as applicable. “Compete” shall mean to: (A) engage or assist any Covered Person whose business is competitive with the Employer’s Business, whether as a sole proprietor, owner, shareholder, officer, director, member, manager, partner, joint venturer, franchiser, franchisee, employee, agent, independent contractor or trustee, or otherwise, in any aspect of the Business that Executive was involved with on behalf of the Employer during any part of the 12 month period immediately prior to the expiration of the Employment Period or a Date of Termination, as applicable; or (B) develop, produce, market, sell, furnish, offer and/or otherwise provide any Business services, or advise or consult with any person, partnership, corporation, limited liability company, or other entity regarding the development, production, marketing, selling, furnishing, offering or otherwise provision of such Business services.
(b)   Covenant Not to Solicit Customers.   During the Restricted Period, within the Territory Executive shall not, directly or indirectly, individually or on behalf of any other natural person, corporation, partnership, limited liability company, trust, association, business association, joint venture, mutual organization or similar entity (a “Covered Person”) (other than a member of the Bank Group) offer to provide any Business services to any person, partnership, corporation, limited liability company, or other entity who is or was (i) a customer of any member of the Bank Group during any part of the 12 month period immediately prior to the expiration of the Employment Period or a Date of Termination, as applicable, or (ii) a potential customer to whom any member of the Bank Group offered to provide Business services during any part of the 12 month period immediately prior to the expiration of the Employment Period or a Date of Termination, as applicable.
(c)   Covenant Not to Solicit Employees.   During the Restricted Period, Executive shall not, directly or indirectly, individually or on behalf of any Covered Person, solicit, recruit or entice, directly or indirectly, any employee of any member of the Bank Group to leave the employment of such member to work with Executive or with any Covered Person with whom Executive is or becomes affiliated or associated.
(d)   Reasonableness of Scope and Duration.   The parties hereto agree that the covenants and agreements contained in this Section 11 are reasonable in their time, territory and scope, and they intend that they be enforced, and no party shall raise any issue of the reasonableness of the time, territory or scope of any such covenants in any proceeding to enforce any such covenants.
(e)   Enforceability.   Executive agrees that monetary damages would not be a sufficient remedy for any breach or threatened breach of the provisions of this Section 12, and that in addition to all other rights and remedies available to the Employer, the Employer shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach or threatened breach. Any determination of whether Executive has violated such covenants shall be made by arbitration in Raleigh, North Carolina under the Rules of Commercial Arbitration (the “Rules”) of the American Arbitration Association, which Rules are deemed to be incorporated by reference herein.
(f)   Separate Covenants and Severability.   The covenants and agreements contained in this Section 11 shall be construed as separate and independent covenants. Should any part or provision of any such covenant or agreement be held invalid, void or unenforceable in any court of competent jurisdiction, no other part or provision of this Agreement shall be rendered invalid, void or unenforceable by a court of competent jurisdiction, no other part or provision of this Agreement shall be rendered invalid, void or unenforceable as a result. If any portion of the foregoing provisions is found to be invalid or unenforceable by a court of competent jurisdiction unless modified, it is the intent of the parties that the otherwise invalid or unreasonable term shall be reformed, or a new enforceable term provided, so as to most closely effectuate the provisions as is validly possible.

12.   Assignment and Successors.
(a)   Executive.   This Agreement is personal to Executive and without the prior written consent of the Employer shall not be assignable by Executive otherwise than by will or the laws of descent and distribution. This Agreement shall inure to the benefit of, and be enforceable by, Executive’s legal representatives.
(b)   The Employer.   This Agreement shall inure to the benefit of and be binding upon the Company, First Bank and their respective successors and assigns. Each of the Company and First Bank will require any successor to it (whether direct or indirect, by stock or asset purchase, merger, consolidation or otherwise) or acquiring all or substantially all of its business or more than 40% of its assets to assume expressly and agree to perform this Agreement in the same manner and to the same extent it would be required to perform it if no such succession had taken place.
13.   Regulatory Intervention.   Notwithstanding anything in this Agreement to the contrary, the obligations of the Employer under this Agreement are subject to the following terms and conditions:
(a)   If Executive is suspended and/or temporarily prohibited from participating in the conduct of the Employer’s affairs by a notice served under Section 8(e)(3) or (1) of the Federal Deposit Insurance Act (12 U.S.C. § 1818 (e)(3) and (g)(1)), the Employer’s obligations hereunder, as applicable, shall be suspended as of the date of service unless stayed by appropriate proceedings. If the charges in the notice are dismissed, all of the Employer’s obligations which were suspended shall be reinstated.
(b)   If Executive is removed and/or permanently prohibited from participating in the conduct of the Employer’s affairs by an order issued under Section 8(e)(4) or (g)(1) of the Federal Deposit Insurance Act (12 U.S.C. § 1 818 (e)(4) and (g)(1)), all obligations of the Employer under this Agreement shall terminate as of the effective date of the order, but vested rights of the parties shall not be affected.
(c)   If the Employer is in default (as defined in Section 3(x)(1) of the Federal Deposit Insurance Act (12 U.S.C. § 1813 (X)(1)), all obligations of the Employer under this Agreement shall terminate as of the date of default, but any vested rights of Executive shall not be affected.
(d)   All obligations of the Employer under this Agreement shall be terminated, except to the extent determined that continuation of the Agreement is necessary for the continued operation of the Employer, if so ordered by the North Carolina Commissioner of Banks (the “Commissioner”) or the Board of Governors of the Federal Reserve System or a Federal Reserve Bank (the “FRB”), at the time the Federal Deposit Insurance Corporation (“FDIC”) enters into an agreement to provide assistance to or on behalf of First Bank under the authority contained in Section 13 (c) of the Federal Deposit Insurance Act (12 U.S.C.§ 1823 (c)), or if so ordered by the Commissioner or the FRB, as applicable, at the time the FDIC approves a supervisory merger to resolve problems related to operation of the Employer or when the Employer is determined by the Commissioner or the FRB to be in an unsafe or unsound condition. Any rights of Executive that shall have vested under this Agreement shall not be affected by such action.
(e)   With regard to the provisions of this Section 14(a) through (d):
(i)
The Employer agrees to use its best efforts to oppose any such notice of charges as to which there are reasonable defenses;

(ii)
In the event the notice of charges is dismissed or otherwise resolved in manner that will permit the Employer to resume its obligations to pay compensation hereunder, the Employer will promptly make such payment hereunder; and

(iii)
During any period of suspension under Section 14(a), the vested rights of Executive shall not be affected except to the extent precluded by such notice.

(f)   The Employer’s obligations to provide compensation or other benefits to Executive under this Agreement shall be terminated or limited to the extent required by the provisions of any final regulation or order of the FDIC promulgated under Section 18(k) of the Federal Deposit Insurance Act (12

U.S.C. § 1828(k)) limiting or prohibiting any “golden parachute payment” as defined therein, but only to the extent that the compensation or payments to be provided by the Employer under this Agreement are so prohibited or limited.
14.   Trade Secrets and Confidential Information.   Executive acknowledges that by virtue of Executive’s position with the Employer, Executive has had and will continue to have access to Trade Secrets and Confidential Information and that, accordingly, the provisions set forth in this Section 14 are reasonably necessary to protect the Employer’s legitimate business interests, do not interfere with public policy or public interest, and are described with sufficient accuracy and definiteness to enable Executive to understand the scope of the restrictions imposed upon Executive.
(a)   Trade Secrets and Confidential Information.   Executive acknowledges that: (A) the Employer has and will disclose to Executive certain Trade Secrets and Confidential Information; (B) such Trade Secrets and Confidential Information are the sole and exclusive property of the Employer (or a third party providing such information to the Employer) and the Employer or such third party owns all worldwide rights therein under patent, copyright, trade secret, confidential information, or other property right; and (C) the disclosure of such Trade Secrets and Confidential Information to Executive does not confer upon Executive any license, interest or rights of any kind in or to the Trade Secrets or Confidential Information.
(i)
Executive may use the Trade Secrets and Confidential Information only in accordance with applicable policies and procedures of the Employer and solely for the Employer’s benefit while Executive is employed or otherwise retained by Employer. Except as authorized in the performance of services for the Employer, Executive will hold in confidence and not directly or indirectly, in any form, by any means, or for any purpose, disclose, reproduce, distribute, transmit, or transfer any such Trade Secrets or Confidential Information or any portion thereof. Upon the Employer’s request, Executive shall return all Trade Secrets and Confidential Information and all related materials.

(ii)
If Executive is required to disclose any such Trade Secrets or Confidential Information pursuant to a court order or other government process or such disclosure is necessary to comply with applicable law or defend against claims, Executive shall: (i) notify the Employer promptly before any such disclosure is made; (ii) at the Employer’s request and expense take all reasonably necessary steps to defend against such disclosure, including defending against the enforcement of the court order, other government process or claims; and (iii) permit the Employer to participate with counsel of its choice in any proceeding relating to any such court order, other government process or claims.

(iii)
Executive’s obligations with regard to Trade Secrets shall remain in effect for as long as such information shall remain a trade secret under applicable law.

(iv)
Executive’s obligations with regard to Confidential Information shall remain in effect while Executive is employed or otherwise retained by the Employer and for 10 years thereafter.

(v)
As used in this Agreement, “Trade Secrets” means information of the Employer or the Employer’s suppliers, customers or prospective customers, including, but not limited to, data, formulas, patterns, compilations, programs, devices, methods, techniques, processes, financial data, financial plans, product plans or lists of actual or potential customers or suppliers, which: (1) derives independent actual or potential commercial value, from not being generally known to or readily ascertainable through independent development by persons or entities who can obtain economic value from its disclosure or use; and (2) is the subject of efforts that are reasonable under the circumstances to maintain its secrecy.

(vi)
As used in this Agreement, “Confidential Information” means information other than Trade Secrets, that is of value to its owner and is treated as confidential, including, but not limited to, future business plans, marketing campaigns, and information regarding employees; provided, however, Confidential Information shall not include information which is in the public domain or becomes public knowledge through no fault of Executive.

(b)   Employer Property.   Upon the Termination of Executive’s employment, Executive shall: (i) deliver to the Employer all records, memoranda, data, documents and other property of any description which refer or relate in any way to Trade Secrets or Confidential Information, including all copies thereof, which are in Executive’s possession, custody or control; (ii) deliver to the Employer all property of the Employer (including, but not limited to, keys, credit cards, customer files, contracts, proposals, work in process, manuals, forms, computer-stored work in process and other computer data, research materials, other items of business information concerning any customer, or business or business methods of the Employer, including all copies thereof) which is in Executive’s possession, custody or control; (iii) bring all such records, files and other materials up to date before returning them; and (iv) fully cooperate with the Employer in winding up Executive’s work and transferring that work to other individuals designated by the Employer.
(c)   Remedies.   Executive acknowledges that Executive’s failure to abide by the provisions of this Section 15 would cause irreparable harm to the Employer for which legal remedies would be inadequate. Therefore, in addition to any legal or other relief to which the Employer may be entitled by virtue of Executive’s failure to abide by these provisions; the Employer may seek legal and equitable relief, including, but not limited to, preliminary and permanent injunctive relief, for Executive’s actual or threatened failure to abide by these provisions without the necessity of posting any bond, and Executive will indemnify the Employer for all expenses, including attorneys’ fees, in seeking to enforce these provisions.
(d)   Other Agreements.   Nothing in this Agreement shall terminate, revoke or diminish Executive’s obligations or the Employer’s rights and remedies under law or any agreements relating to trade secrets, confidential information, non-competition and intellectual property which Executive has executed in the past, or may execute in the future or contemporaneously with this Agreement.
(e)   Permitted Disclosures.   Nothing in this Agreement shall be construed to prevent, interfere with or restrict Executive’s ability to make disclosures, reports or complaints as authorized, permitted or required by federal or state law, including without limitation pursuant to the provisions of the Sarbanes-Oxley Act or the Dodd-Frank Wall Street Reform Act and Consumer Protection Act or by regulations, rules or orders issued by federal or state regulatory agencies, including without limitation, the Commissioner, the FDIC, the FRB, the U.S. Treasury, or the Securities and Exchange Commission, provided the disclosure does not exceed the extent of disclosure required by such law, regulation, rules or order. Further, nothing in this Agreement shall prevent, impede or interfere (nor shall it be construed to prevent, impede or interfere) with (i) Executive’s obligation to provide full, complete and truthful testimony when so required in response to a subpoena or order from a court or government agency; (ii) Executive’s right to report (including pursuant to whistleblower laws) possible violations of federal, state or local law or other improper actions/omissions to government agencies, to file a charge or complaint of discrimination, harassment or retaliation with government agency; or (iii) Executive’s right to make confidential disclosures of information (including trade secrets) to a government agency, or to an attorney who is advising Executive, for the purpose of reporting or as part of an investigation into a suspected violation of law, nor shall it prohibit Executive from filing a lawsuit, complaint or other document that contains a trade secret, so long as the information containing the trade secret is filed under seal and is not otherwise disclosed except pursuant to court order. Executive understands that Executive’s rights when making such protected disclosures are more fully described in 18 USC §1833, as amended, and include immunity from criminal and civil liability from making protected disclosures of trade secrets under the Defend Trade Secrets Act of 2016. Finally, nothing in this Agreement authorizes the Employer to terminate Executive’s employment or otherwise retaliate against Executive for engaging in any of the foregoing activities.
15.   Certain Payments Delayed for a Specified Employee.   If Executive is a “specified employee” as defined in Section 409A, then any payment(s) under this Agreement on account of a “separation from service” as defined in Section 409A shall be made and/or shall begin on the first day of the seventh (7th) month following the date of Executive’s Termination to the extent such payments are not exempt from Section 409A and the six (6) month delay in payment is required by Section 409A.

16.   Miscellaneous.
(a)   No Mitigation.   Executive shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and, except as provided in Sections 8(a)(ii), no such payment shall be offset or reduced by the amount of any compensation or benefits provided to Executive in any subsequent employment.
(b)   Waiver.   Failure of either party to insist, in one or more instances, on performance by the other in strict accordance with the terms and conditions of this Agreement shall not be deemed a waiver or relinquishment of any right granted in this Agreement or of the future performance of any such term or condition or of any other term or condition of this Agreement, unless such waiver is contained in a writing signed by the party making the waiver.
(c)   Severability.   If any provision or covenant, of any part thereof, of this Agreement should be held by any court to be invalid, illegal or unenforceable, either in whole or in part, such invalidity, illegality or unenforceability shall not affect the validity, legality enforceability of the remaining provisions or covenants, or any part thereof, of this Agreement, all of which shall remain in full force and effect.
(d)   Other Agents.   Nothing in this Agreement is to be interpreted as limiting the Employer from employing other personnel on such terms and conditions as may be satisfactory to it.
(e)   Entire Agreement. Except as provided herein, this Agreement contains the entire agreement between the Employer and Executive, with respect to the subject matter hereof and supersedes and invalidates any previous employment and severance agreements or contracts with Executive. No representations, inducements, promises or agreements, oral or otherwise, which are not embodied herein, shall be of any force or effect.
(f)   Compliance with Section 409A.   It is intended that this Agreement shall conform with all applicable Section 409A requirements to the extent Section 409A applies to any provisions of the Agreement. Accordingly, in interpreting, construing or applying any provisions of the Agreement, the same shall be construed in such manner as shall meet and comply with Section 409A, and in the event of any inconsistency with Section 409A, the same shall be reformed so as to meet the requirements of Section 409A. None of the payments under this Agreement are intended to result in the inclusion in Executive’s federal gross income on account of a failure under Section 409A(a)(1) of the Code. Accordingly, in interpreting, construing or applying any provisions of the Agreement, the same shall be construed in such manner as shall meet and comply with Section 409A, and in the event of any inconsistency with Section 409A, the same shall be reformed so as to meet the requirements of Section 409A. Any payments made under Section 8 of this Agreement which are paid on or before the last day of the applicable period for the short-term deferral exclusion under Treasury Regulation § 1.409A-1(b)(4) are intended to be excluded under such short-term deferral exclusion. Any remaining payments under Section 8 are intended to qualify for the exclusion for separation pay plans under Treasury Regulation § 1.409A-1(b)(9). Each payment made under Sections 8 and 9 shall be treated as a “separate payment”, as defined in Treasury Regulation § 1.409A-2(b)(2), for purposes of Code Section 409A. Executive acknowledges that the Employer has not made any representation or warranty regarding the treatment of this Agreement or the benefits payable under this Agreement under federal, state or local income tax laws, including but not limited to Section 409A.
(g)   Recoupment of Excessive or Improper Compensation.   Notwithstanding any other provision of this Agreement to the contrary, Executive agrees that any compensation or benefits provided to Executive under this Agreement that are subject to recovery or recoupment pursuant to (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act (Public Law 111-203) and any rule or regulation promulgated thereunder, (ii) 12 C.F.R. Part 30 or any regulation promulgated thereunder by the Employer’s primary federal regulatory body, (iii) any other law or regulation, or (iv) any internal policy of the Employer adopted or ratified by the Bank Board shall be recouped by the Employer as necessary to satisfy such law, regulation, rule or policy. Executive agrees to return or repay any such compensation or benefit, and authorizes the Employer to deduct such compensation or the cost of such benefit from any other payments due to Executive if Executive fails to make such return or repayment.

(h)   Governing Law.   Except to the extent preempted by federal law, the laws of the State of North Carolina shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.
(i)   Notices.   All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered or seven (7) days after mailing if mailed, first class, certified mail, postage prepaid:
To the Employer:
First Bank
300 SW Broad Street
Southern Pines, NC 28387
Attention: President and Chief Executive Officer
To Executive, at Executive’s address shown on the signature page hereof.
Any party may change the address to which notices, requests, demands and other communications shall be delivered or mailed by giving notice thereof to the other party in the same manner provided herein.
(j)   Amendments and Modifications.   This Agreement may be amended or modified only by a writing signed by all parties hereto, which makes specific reference to this Agreement; provided, that no amendment or modification to this Agreement shall be adopted unless it complies with Section 409A to the extent Section 409A applies to this Agreement and/or to the amendment or modification.
IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Employment Agreement as of the date first set forth above.
First Bancorp
By:
Michael G. Mayer, President
First Bank
By:
Michael G. Mayer, President and
Chief Executive Officer
EXECUTIVE:

Lynn H. Johnson

Street

City and State

Exhibit A
Conversion and Integration Services
During the period immediately following the Effective Time, the Executive will have additional duties and responsibilities assigned to Executive in connection with the conversion of the core processing and other systems of the Bank to those of First Bank as well as with the integration of the Bank’s operations and employees into those of First Bank. During this period, Executive will (i) manage the preparation and conversion of the Bank’s core data processing systems, (ii) assist with mapping of Bank products to First Bank products and (iii) provide accurate and timely Bank account information to First Bank for customer communications. During this period, Executive also will engage those Bank employees retained by First Bank to insure they are meeting the expectations of First Bank.

Annex F
CONSULTING AGREEMENT
THIS CONSULTING AGREEMENT (this “Agreement”) dated as of June 1, 2021, is made by and among First Bancorp, a North Carolina corporation (the “Company”), First Bank, a North Carolina-chartered bank, which is a wholly owned subsidiary of the Company (the “Bank” and collectively, with the Company, “FBNC”), and William L. Hedgepeth II, an individual resident of North Carolina. This Agreement shall take effect on the expiration of the “Employment Period,” as such term is defined in the Employment Agreement by and among Mr. Hedgepeth and FBNC dated of even date herewith (the “Employment Agreement”) (the “Effective Date”).
RECITALS
WHEREAS, on June 1, 2021, the Company entered into an Agreement and Plan of Merger and Reorganization with Select Bancorp, Inc. (“SBI”), pursuant to which SBI will merge with and into the Company, with the Company continuing as the surviving corporation (the “Merger”);
WHEREAS, Mr. Hedgepeth presently serves as President and Chief Executive Officer of SBI and Select Bank & Trust Company (“Select Bank”) will continue to do so on behalf of both entities until the effective date of the Merger;
WHEREAS, pursuant to the Employment Agreement, Mr. Hedgepeth will be employed by the Bank as an Executive Vice President through the expiration of the Employment Period;
WHEREAS, Mr. Hedgepeth has significant and valuable institutional knowledge of SBI and Select Bank’s customers and employees and his continued assistance and support will be important to the success of the surviving entity following the expiration of the Employment Agreement, and therefore, FBNC desires to retain Mr. Hedgepeth to provide consulting services to FBNC pursuant to the terms and conditions set forth herein and to obtain his agreement to comply with certain restrictive covenants also set forth herein; and
WHEREAS, Mr. Hedgepeth desires to accept such engagement, effective as of the Effective Date, on the terms and conditions provided herein.
NOW THEREFORE, in consideration of the mutual covenants in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.   Engagement; Consultant Relationship; Duties. Effective upon the Effective Date, FBNC hereby engages Mr. Hedgepeth, and he hereby agrees to render, at the request of FBNC, consulting services to FBNC in connection with the business of FBNC. In his role as a consultant, Mr. Hedgepeth shall make himself reasonably available to answer questions and provide such consulting services as may be reasonably requested by the executive officers or board of directors of FBNC from time to time; provided however that, such services rendered shall not exceed, on average, forty hours per month. The services shall include supporting the Bank (i) by advising FBNC management as to matters of his institutional knowledge such as prior philosophy, the competitive factors of Select Bank’s market, Select Bank personnel qualifications and utilization as well as historical effectiveness of Select Bank product and services offerings (ii) by assisting FBNC with identifying, evaluating and bringing in new loan and deposit business; (iii) by assisting with unresolved issues from SBI or Select Bank’s past operations; (iv) by engaging with Select Bank’s local communities on behalf of FBNC to ensure that FBNC is visible in those communities and viewed as a good corporate/community partner; and (v) providing such other consulting services as may be reasonably requested by the executive officers of FBNC from time to time.
2.   Term and Termination. The term of this Agreement (the “Term”) shall commence immediately upon the Effective Date and shall continue until the earliest of: (i) the close of business on the last business day immediately preceding the second anniversary of the Effective Date; (ii) Mr. Hedgepeth’s death; (iii) upon the Disability (as defined below) of Mr. Hedgepeth for a period of ninety (90) consecutive days; (iii) FBNC’s termination of this Agreement at any time upon Mr. Hedgepeth’s material breach of this Agreement by failing to adequately provide the services set forth above which remains uncured by Mr. Hedgepeth for fifteen

(15) business days after FBNC provides written notice of such material breach; and (iv) Mr. Hedgepeth’s termination of this Agreement at any time following the first anniversary of the Effective Date by providing two weeks’ prior written notice. Notwithstanding anything in this Agreement to the contrary, FBNC’s obligations to make payments to Mr. Hedgepeth hereunder shall terminate effective immediately upon Mr. Hedgepeth’s violation of the restrictive covenants of Sections 11 or 14 of the Employment Agreement, or his indictment for a crime involving dishonesty, moral turpitude, fraud or any felony. Certain rights and obligations of the parties shall continue following the termination of this Agreement as stated in Section 20 hereof. Disability” or “Disabled” shall mean as defined by Treasury Regulation § 1.409A-3(i)(4).
3.   Compensation. During the Term of this Agreement, as compensation for all services rendered by Mr. Hedgepeth under this Agreement, FBNC shall pay him the sum of $8,333 per month, or a pro rata portion of such amount for any partial month. The payment under this Section 3 shall be separate and in addition to the payments under Section 6(i) of the Employment Agreement. FBNC will make these payments to Mr. Hedgepeth every two weeks in arrears at the same time as FBNC processes its periodic payroll disbursements. All such compensation shall be payable without deduction for federal income, social security, or state income taxes or any other amounts. Mr. Hedgepeth acknowledges and agrees that he shall be solely responsible for making all such filings and payments and shall indemnify and hold harmless FBNC for any liability, claim, expense, or other cost incurred by FBNC arising out of or related to his obligations pursuant to this Section. In addition, the Company and the Bank shall apportion any payments or benefits paid to Mr. Hedgepeth pursuant to this Agreement among themselves as they may agree from time to time in proportion to services actually rendered by him for such entity; provided, however, that they must satisfy in full all such obligations in a timely manner as set forth in this Agreement regardless of any agreed-upon apportionment. Mr. Hedgepeth’s receipt of satisfaction in full of any such obligation from the Company or the Bank shall extinguish the obligations of the other with respect to such obligation.
4.   Expenses. During the Term of this Agreement, Mr. Hedgepeth shall be reimbursed by FBNC for all reasonable business expenses incurred in connection with the performance of his duties hereunder, and all such reimbursements shall be paid in accordance with the reimbursement policies of FBNC in effect from time to time.
5.   Independent Contractor. Mr. Hedgepeth will be an independent contractor providing services to FBNC. He will not be an agent of FBNC with the authority to bind FBNC. FBNC will report all payments to be made hereunder on IRS Forms 1099 as payments to Mr. Hedgepeth for independent contracting services. Mr. Hedgepeth shall not be entitled to participate in any employee benefits plans or programs of FBNC (exclusive of his eligibility to participate in group benefit plan(s) through COBRA). FBNC shall not carry worker’s compensation insurance to cover Mr. Hedgepeth. FBNC shall not pay any contributions to Social Security, unemployment insurance, federal or state withholding taxes, nor provide any other contributions or benefits that might be expected in an employer-employee relationship.
6.   Notice. For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other; provided however that all notices to FBNC shall be directed to the attention of the Chief Executive Officer of the Company. All notices and communications shall be deemed to have been received on the date of delivery thereof.
7.   Governing Law. This Agreement and all rights hereunder shall be governed by the laws of the State of North Carolina, except to the extent governed by the laws of the United States of America in which case federal laws shall govern. The parties agree that any appropriate state court located in North Carolina or federal court for the Eastern District of North Carolina shall have exclusive jurisdiction of any case or controversy arising under or in connection with this Agreement shall be a proper forum in which to adjudicate such case or controversy. The parties consent and waive any objection to the jurisdiction or venue of such courts.
8.   Non-Waiver. Failure of FBNC to enforce any of the provisions of this Agreement or any rights with respect thereto shall in no way be considered to be a waiver of such provisions or rights, or in any way affect the validity of this Agreement.

9.   Saving Clause. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision or clause of this Agreement, or portion thereof, shall be held by any court or other tribunal of competent jurisdiction to be illegal, void, or unenforceable in such jurisdiction, the remainder of such provision shall not be thereby affected and shall be given full effect, without regard to the invalid portion. It is the intention of the parties that, if any court construes any provision or clause of this Agreement, or any portion thereof, to be illegal, void, or unenforceable because of the duration of such provision or the area or matter covered thereby, such court shall reduce the duration, area, or matter of such provision, and, in its reduced form, such provision shall then be enforceable and shall be enforced.
10.   Successors; Binding Agreement. The rights and obligations of this Agreement shall bind and inure to the benefit of the surviving entity in any merger or consolidation in which the Company or the Bank is a party, or any assignee of all or substantially all of the Company’s or the Bank’s business and properties. Mr. Hedgepeth’s rights and obligations under this Agreement may not be assigned by him, except that his right to receive accrued but unpaid compensation, unreimbursed expenses and other rights, if any, provided under this Agreement, which survive termination of this Agreement shall pass after death to the personal representatives of his estate.
11.   Compliance with Regulatory Restrictions. Notwithstanding anything to the contrary herein, and in addition to any restrictions stated above, any compensation or other benefits paid to Mr. Hedgepeth shall be limited to the extent required by any federal or state regulatory agency having authority over the Company or the Bank. Mr. Hedgepeth agrees that compliance by the Company or the Bank with such regulatory restrictions, even to the extent that compensation or other benefits paid to him are limited, shall not be a breach of this Agreement by the Company or the Bank.
12.   Compliance with Internal Revenue Code Section 409A. All payments that may be made and benefits that may be provided pursuant to this Agreement are intended to qualify for an exclusion from Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and any related regulations or other pronouncements thereunder and, to the extent not excluded, to meet the requirements of Section 409A of the Code. Any payments made under Section 3 of this Agreement which are paid on or before the last day of the applicable period for the short-term deferral exclusion under Treasury Regulation §1.409A-1(b)(4) are intended to be excluded under such short-term deferral exclusion. Each payment made under Section 3 shall be treated as a “separate payment”, as defined in Treasury Regulation §1.409A-2(b)(2), for purposes of Code Section 409A. None of the payments under this Agreement are intended to result in the inclusion in Mr. Hedgepeth’s federal gross income on account of a failure under Section 409A(a)(1) of the Code. The parties intend to administer and interpret this Agreement to carry out such intentions. However, FBNC does not represent, warrant or guarantee that any payments that may be made pursuant to this Agreement will not result in inclusion in Mr. Hedgepeth’s gross income, or any penalty, pursuant to Section 409A(a)(1) of the Code or any similar state statute or regulation. In addition, FBNC shall pay all reimbursements hereunder as soon as administratively practicable, but in no event shall any such reimbursements be paid after the last day of the taxable year following the year in which the expense was incurred.
13.   Entire Agreement. This Agreement and the Employment Agreement constitute the entire agreement between the parties hereto and supersedes all prior agreements, if any understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof.
14.   Survival. The parties acknowledge that obligations of the parties pursuant to Sections 11 and 14 of the Employment Agreement and Section 12 of this Agreement shall survive the termination of this Agreement hereunder for the period designated under each of those respective sections.
15.   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
[Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Bank each have caused this Agreement to be executed and its seal to be affixed hereunto by its respective officers thereunto duly authorized and Mr. Hedgepeth has signed and sealed this Agreement, effective as of the date described above.
FIRST BANCORP
By:	Michael G. Mayer, President
FIRST BANK
By:	Michael G. Mayer, President and Chief Executive Officer
William L. Hedgepeth II
[Signature Page to Consulting Agreement - Hedgepeth]

Annex G
CONSULTING AGREEMENT
THIS CONSULTING AGREEMENT (this “Agreement”) dated as of June 1, 2021, is made by and among First Bancorp, a North Carolina corporation (the “Company”), First Bank, a North Carolina-chartered bank, which is a wholly owned subsidiary of the Company (the “Bank” and collectively, with the Company, “FBNC”), and Lynn H. Johnson, an individual resident of North Carolina. This Agreement shall take effect on the expiration of the “Employment Period,” as such term is defined in the Employment Agreement by and among Ms. Johnson and FBNC dated of even date herewith (the “Employment Agreement”) (the “Effective Date”).
RECITALS
WHEREAS, on June 1, 2021, the Company entered into an Agreement and Plan of Merger and Reorganization with Select Bancorp, Inc. (“SBI”), pursuant to which SBI will merge with and into the Company, with the Company continuing as the surviving corporation (the “Merger”);
WHEREAS, Ms. Johnson presently serves as Executive Vice President and Chief Operating Officer of SBI and Select Bank & Trust Company (“Select Bank”) and will continue to do so on behalf of both entities until the effective date of the Merger;
WHEREAS, pursuant to the Employment Agreement, Ms. Johnson will be employed by the Bank as an Executive Vice President through the expiration of the Employment Period;
WHEREAS, Ms. Johnson has significant and valuable institutional knowledge of SBI and Select Bank’s customers and employees and her continued assistance and support will be important to the success of the surviving entity following the expiration of the Employment Agreement, and therefore, FBNC desires to retain Ms. Johnson to provide consulting services to FBNC pursuant to the terms and conditions set forth herein and to obtain her agreement to comply with certain restrictive covenants also set forth herein; and
WHEREAS, Ms. Johnson desires to accept such engagement, effective as of the Effective Date, on the terms and conditions provided herein.
NOW THEREFORE, in consideration of the mutual covenants in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.    Engagement; Consultant Relationship; Duties. Effective upon the Effective Date, FBNC hereby engages Ms. Johnson, and she hereby agrees to render, at the request of FBNC, consulting services to FBNC in connection with the business of FBNC. In her role as a consultant, Ms. Johnson shall make herself reasonably available to answer questions and provide such consulting services as may be reasonably requested by the executive officers or board of directors of FBNC from time to time; provided however that, such services rendered shall not exceed, on average, forty hours per month. The services shall include supporting the Bank (i) by advising FBNC management as to matters of her institutional knowledge such as prior philosophy, the competitive factors of Select Bank’s market, Select Bank personnel qualifications and utilization as well as historical effectiveness of Select Bank product and services offerings (ii) by assisting FBNC with identifying, evaluating and bringing in new loan and deposit business; (iii) by assisting with unresolved issues from SBI or Select Bank’s past operations; (iv) by assisting FBNC with identifying, evaluating and recruiting additional employees in the FBNC market area; and (v) providing such other consulting services as may be reasonably requested by the executive officers of FBNC from time to time.
2.    Term and Termination.The term of this Agreement (the “Term”) shall commence immediately upon the Effective Date and shall continue until the earliest of: (i) the close of business on the last business day immediately preceding the second anniversary of the Effective Date; (ii) Ms. Johnson’s death; (iii) upon the Disability (as defined below) of Ms. Johnson for a period of ninety (90) consecutive days; (iii) FBNC’s termination of this Agreement at any time upon Ms. Johnson’s material breach of this Agreement by failing to adequately provide the services set forth above which remains uncured by Ms. Johnson for fifteen (15)

business days after FBNC provides written notice of such material breach; and (iv) Ms. Johnson’s termination of this Agreement at any time following the first anniversary of the Effective Date by providing two weeks’ prior written notice. Notwithstanding anything in this Agreement to the contrary, FBNC’s obligations to make payments to Ms. Johnson hereunder shall terminate effective immediately upon Ms. Johnson’s violation of the restrictive covenants of Sections 11 or 14 of the Employment Agreement, or her indictment for a crime involving dishonesty, moral turpitude, fraud or any felony. Certain rights and obligations of the parties shall continue following the termination of this Agreement as stated in Section 20 hereof. Disability” or “Disabled” shall mean as defined by Treasury Regulation § 1.409A-3(i)(4).
3.    Compensation. During the Term of this Agreement, as compensation for all services rendered by Ms. Johnson under this Agreement, FBNC shall pay her the sum of (i) $12,500 per month, or a pro rata portion of such amount for any partial month, during the first twelve (12) months of the Term, and (ii) $8,333 per month, or a pro rata portion of such amount for any partial month, during the final first twelve (12) months of the Term. The payment under this Section 3 shall be separate and in addition to the payments under Section 6(i) of the Employment Agreement. FBNC will make these payments to Ms. Johnson every two weeks in arrears at the same time as FBNC processes its periodic payroll disbursements. All such compensation shall be payable without deduction for federal income, social security, or state income taxes or any other amounts. Ms. Johnson acknowledges and agrees that she shall be solely responsible for making all such filings and payments and shall indemnify and hold harmless FBNC for any liability, claim, expense, or other cost incurred by FBNC arising out of or related to her obligations pursuant to this Section. In addition, the Company and the Bank shall apportion any payments or benefits paid to Ms. Johnson pursuant to this Agreement among themselves as they may agree from time to time in proportion to services actually rendered by her for such entity; provided, however, that they must satisfy in full all such obligations in a timely manner as set forth in this Agreement regardless of any agreed-upon apportionment. Ms. Johnson’s receipt of satisfaction in full of any such obligation from the Company or the Bank shall extinguish the obligations of the other with respect to such obligation.
4.   Expenses. During the Term of this Agreement, Ms. Johnson shall be reimbursed by FBNC for all reasonable business expenses incurred in connection with the performance of her duties hereunder, and all such reimbursements shall be paid in accordance with the reimbursement policies of FBNC in effect from time to time.
5.    Independent Contractor. Ms. Johnson will be an independent contractor providing services to FBNC. She will not be an agent of FBNC with the authority to bind FBNC. FBNC will report all payments to be made hereunder on IRS Forms 1099 as payments to Ms. Johnson for independent contracting services. Ms. Johnson shall not be entitled to participate in any employee benefits plans or programs of FBNC (exclusive of her eligibility to participate in group benefit plan(s) through COBRA). FBNC shall not carry worker’s compensation insurance to cover Ms. Johnson. FBNC shall not pay any contributions to Social Security, unemployment insurance, federal or state withholding taxes, nor provide any other contributions or benefits that might be expected in an employer-employee relationship.
6.   Notice.For the purposes of this Agreement, notices and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered or sent by certified mail, return receipt requested, postage prepaid, addressed to the respective addresses last given by each party to the other; provided however that all notices to FBNC shall be directed to the attention of the Chief Executive Officer of the Company. All notices and communications shall be deemed to have been received on the date of delivery thereof.
7.   Governing Law.This Agreement and all rights hereunder shall be governed by the laws of the State of North Carolina, except to the extent governed by the laws of the United States of America in which case federal laws shall govern. The parties agree that any appropriate state court located in North Carolina or federal court for the Eastern District of North Carolina shall have exclusive jurisdiction of any case or controversy arising under or in connection with this Agreement shall be a proper forum in which to adjudicate such case or controversy. The parties consent and waive any objection to the jurisdiction or venue of such courts.
8.   Non-Waiver. Failure of FBNC to enforce any of the provisions of this Agreement or any rights with respect thereto shall in no way be considered to be a waiver of such provisions or rights, or in any way affect the validity of this Agreement.

9.   Saving Clause. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision or clause of this Agreement, or portion thereof, shall be held by any court or other tribunal of competent jurisdiction to be illegal, void, or unenforceable in such jurisdiction, the remainder of such provision shall not be thereby affected and shall be given full effect, without regard to the invalid portion. It is the intention of the parties that, if any court construes any provision or clause of this Agreement, or any portion thereof, to be illegal, void, or unenforceable because of the duration of such provision or the area or matter covered thereby, such court shall reduce the duration, area, or matter of such provision, and, in its reduced form, such provision shall then be enforceable and shall be enforced.
10.   Successors; Binding Agreement. The rights and obligations of this Agreement shall bind and inure to the benefit of the surviving entity in any merger or consolidation in which the Company or the Bank is a party, or any assignee of all or substantially all of the Company’s or the Bank’s business and properties. Ms. Johnson’s rights and obligations under this Agreement may not be assigned by her, except that her right to receive accrued but unpaid compensation, unreimbursed expenses and other rights, if any, provided under this Agreement, which survive termination of this Agreement shall pass after death to the personal representatives of her estate.
11.   Compliance with Regulatory Restrictions. Notwithstanding anything to the contrary herein, and in addition to any restrictions stated above, any compensation or other benefits paid to Ms. Johnson shall be limited to the extent required by any federal or state regulatory agency having authority over the Company or the Bank. Ms. Johnson agrees that compliance by the Company or the Bank with such regulatory restrictions, even to the extent that compensation or other benefits paid to her are limited, shall not be a breach of this Agreement by the Company or the Bank.
12.   Compliance with Internal Revenue Code Section 409A. All payments that may be made and benefits that may be provided pursuant to this Agreement are intended to qualify for an exclusion from Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and any related regulations or other pronouncements thereunder and, to the extent not excluded, to meet the requirements of Section 409A of the Code. Any payments made under Section 3 of this Agreement which are paid on or before the last day of the applicable period for the short-term deferral exclusion under Treasury Regulation §1.409A-1(b)(4) are intended to be excluded under such short-term deferral exclusion. Each payment made under Section 3 shall be treated as a “separate payment”, as defined in Treasury Regulation §1.409A-2(b)(2), for purposes of Code Section 409A. None of the payments under this Agreement are intended to result in the inclusion in Ms. Johnson’s federal gross income on account of a failure under Section 409A(a)(1) of the Code. The parties intend to administer and interpret this Agreement to carry out such intentions. However, FBNC does not represent, warrant or guarantee that any payments that may be made pursuant to this Agreement will not result in inclusion in Ms. Johnson’s gross income, or any penalty, pursuant to Section 409A(a)(1) of the Code or any similar state statute or regulation. In addition, FBNC shall pay all reimbursements hereunder as soon as administratively practicable, but in no event shall any such reimbursements be paid after the last day of the taxable year following the year in which the expense was incurred.
13.   Entire Agreement. This Agreement and the Employment Agreement constitute the entire agreement between the parties hereto and supersedes all prior agreements, if any understandings and arrangements, oral or written, between the parties hereto with respect to the subject matter hereof.
14.   Survival. The parties acknowledge that obligations of the parties pursuant to Sections 11 and 14 of the Employment Agreement and Section 12 of this Agreement, as applicable, shall survive the termination of this Agreement hereunder for the period designated under each of those respective sections.
15.   Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
[Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Bank each have caused this Agreement to be executed and its seal to be affixed hereunto by its respective officers thereunto duly authorized and Ms. Johnson has signed and sealed this Agreement, effective as of the date described above.
FIRST BANCORP
By: Michael G. Mayer, President
FIRST BANK
By: Michael G. Mayer, President and Chief Executive Officer
Lynn H. Johnson
[Signature Page to Consulting Agreement – Johnson]

000004 ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by September 16, 2021, at 11:59 p.m., Eastern time. Online Go to www.investorvote.com/SLCT or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/SLCT q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + 1. Merger Proposal. Proposal to approve the Agreement and Plan of Merger and Reorganization dated June 1, 2021, or the merger agreement, between Select and First Bancorp pursuant to which Select will merge with and into First Bancorp, as more particularly described in the accompanying joint proxy statement/prospectus. 3. Adjournment Proposal. Proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the merger proposal. For Against Abstain For Against Abstain 2. Merger-related Compensation Proposal. Proposal to approve, on an advisory (non-binding) basis, the compensation that certain executive officers of Select may receive in connection with the merger pursuant to existing agreements or arrangements with Select. For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T 1 U P X 5 1 1 2 2 0 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

pecial Meeting of Select Bancorp, Inc. Friday, September 17, 2021, 10:00 a.m. Eastern Time Select Bank & Trust 700 West Cumberland Street Dunn, North Carolina 28334 Upon arrival, please present this admission ticket and photo identification at the registration desk. Important notice regarding the Internet availability of proxy materials for the Special Meeting of Shareholders. The material is available at: www.investorvote.com/SLCT q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + Special Meeting of Shareholders – September 17, 2021 This appointment of proxy is solicited by the Board of Directors for the Special Meeting of Shareholders The undersigned hereby appoints J. Gary Ciccone, Alicia S. Hawk, and Sharon L. Raynor (the “Proxies”), or any of them, as attorneys and proxies, with full power of substitution, to vote all shares of the common stock of Select Bancorp, Inc., Dunn, North Carolina (“Select”), held of record by the undersigned on July 19, 2021, at the Select Special Meeting of Shareholders to be held at Select’s offices located at 700 West Cumberland Street, Dunn, North Carolina 28334, at 10:00 a.m., Eastern time, on September 17, 2021, and at any adjournments thereof. The undersigned hereby directs that the shares represented by this appointment of proxy be voted as directed herein. In the absence of any instructions, the Proxies will vote such shares “FOR” Proposals 1, 2, and 3. On such other matters as may properly come before the Special Meeting, the Proxies are authorized to vote the shares represented by this appointment of proxy in accordance with their best judgment. (Items to be voted appear on reverse side) Change of Address — Please print new address below. Comments — Please print your comments below. + Select’s board of directors unanimously recommends that Select shareholders vote “FOR” the approval of the merger agreement and “FOR” the other matters to be considered at the Select special meeting.

Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3.MMMMMMMMMMMMUsing a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + 1. Merger Proposal. Proposal to approve the Agreement and Plan of Merger and Reorganization dated June 1, 2021, or the merger agreement, between Select and First Bancorp pursuant to which Select will merge with and into First Bancorp, as more particularly described in the accompanying joint proxy statement/prospectus. 3. Adjournment Proposal. Proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the merger proposal. For Against Abstain For Against Abstain 2. Merger-related Compensation Proposal. Proposal to approve, on an advisory (non-binding) basis, the compensation that certain executive officers of Select may receive in connection with the merger pursuant to existing agreements or arrangements with Select. For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box

1 U P X Select Bancorp, Inc. - Revocable Proxy Important notice regarding the Internet availability of proxy materials for the Special Meeting of Shareholders. The material is available at: www.edocumentview.com/SLCT q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Special Meeting of Shareholders – September 17, 2021 This appointment of proxy is solicited by the Board of Directors for the Special Meeting of Shareholders The undersigned hereby appoints J. Gary Ciccone, Alicia S. Hawk, and Sharon L. Raynor (the “Proxies”), or any of them, as attorneys and proxies, with full power of substitution, to vote all shares of the common stock of Select Bancorp, Inc., Dunn, North Carolina (“Select”), held of record by the undersigned on July 19, 2021, at the Select Special Meeting of Shareholders to be held at Select’s offices located at 700 West Cumberland Street, Dunn, North Carolina 28334, at 10:00 a.m., Eastern time, on September 17, 2021, and at any adjournments thereof. The undersigned hereby directs that the shares represented by this appointment of proxy be voted as directed herein. In the absence of any instructions, the Proxies will vote such shares “FOR” Proposals 1, 2, and 3. On such other matters as may properly come before the Special Meeting, the Proxies are authorized to vote the shares represented by this appointment of proxy in accordance with their best judgment. (Items to be voted appear on reverse side)